Document and Entity Information (USD $) In Billions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Feb. 08, 2013	Jun. 30, 2012
Document and Entity Information
Entity Registrant Name	INTERNATIONAL BUSINESS MACHINES CORP
Entity Central Index Key	0000051143
Document Type	10-K
Document Period End Date	Dec 31, 2012
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Public Float			$ 223.4
Entity Common Stock, Shares Outstanding		1,114,509,771
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY

Consolidated Statement of Earnings (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Revenue
Services	$ 59,453		$ 60,721	$ 56,868
Sales	43,014		44,063	40,736
Financing	2,040		2,132	2,267
Total revenue	104,507		106,916	99,870	[1]
Cost
Services	39,166		40,740	38,383
Sales	13,956		14,973	14,374
Financing	1,087		1,065	1,100
Total cost	54,209		56,778	53,857
Gross profit	50,298		50,138	46,014	[1]
Expense and other income
Selling, general and administrative	23,553		23,594	21,837
Research, development and engineering (Note O)	6,302		6,258	6,026
Intellectual property and custom development income	(1,074)		(1,108)	(1,154)
Other (income) and expense	(843)		(20)	(787)
Interest expense (Note D&J)	459		411	368
Total expense and other income	28,396	[1]	29,135	26,291	[1]
Income before income taxes	21,902		21,003	19,723
Provision for income taxes (Note N)	5,298		5,148	4,890
Net income	$ 16,604		$ 15,855	$ 14,833
Earnings per share of common stock
Assuming dilution (in dollars per share) (Note P)	$ 14.37		$ 13.06	$ 11.52
Basic (in dollars per share) (Note P)	$ 14.53		$ 13.25	$ 11.69
Weighted-average number of common shares outstanding
Assuming dilution (in shares)	1,155,449,317		1,213,767,985	1,287,355,388
Basic (in shares)	1,142,508,521		1,196,951,006	1,268,789,202

[1]	Amounts may not add due to rounding.

Consolidated Statement of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Consolidated Statement of Comprehensive Income
Net income	$ 16,604		$ 15,855		$ 14,833
Other comprehensive income/(loss), before tax
Foreign currency translation adjustments (Note L)	(44)		(693)		712
Net changes related to available-for-sale securities (Note L)
Unrealized gains/(losses) arising during the period	8		(14)		70
Reclassification of (gains)/losses to net income	(42)		(231)		0
Subsequent changes in previously impaired securities arising during the period	20		4		8
Total net changes related to available-for-sale securities	(14)		(241)		78
Unrealized gains/(losses) on cash flow hedges (Note L)
Unrealized gains/(losses) arising during the period	32		(266)		371
Reclassification of (gains)/losses to net income	(253)		511		203
Total unrealized gains/(losses) on cash flow hedges	(220)	[1]	245		573	[1]
Retirement-related benefit plans (Note L)
Prior service costs/(credits)			(28)		28
Net (losses)/gains arising during the period	(7,489)		(5,463)		(2,728)
Curtailments and settlements	(2)		11		10
Amortization of prior service (credits)/costs	(148)		(157)		(183)
Amortization of net (gains)/losses	2,457		1,847		1,249
Total retirement-related benefit plans	(5,182)		(3,790)		(1,624)
Other comprehensive income/(loss), before tax (Note L)	(5,460)		(4,479)		(260)	[1]
Income tax (expense)/benefit related to items of other comprehensive income (Note L)	1,587		1,339		348
Other comprehensive income/(loss) (Note L)	(3,874)	[1]	(3,142)	[1]	87	[1]
Total comprehensive income/(loss)	$ 12,731	[1]	$ 12,713		$ 14,920

[1]	Amounts may not add due to rounding.

Consolidated Statement of Financial Position (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Current assets
Cash and cash equivalents	$ 10,412		$ 11,922
Marketable securities (Note D)	717		0
Notes and accounts receivable-trade (net of allowances of $255 in 2012 and $256 in 2011)	10,667		11,179
Short-term financing receivables (net of allowances of $288 in 2012 and $311 in 2011) (Note F)	18,038		16,901
Other accounts receivable (net of allowances of $17 in 2012 and $11 in 2011)	1,873		1,481
Inventories (Note E)	2,287		2,595
Deferred taxes (Note N)	1,415		1,601
Prepaid expenses and other current assets	4,024		5,249
Total current assets	49,433		50,928
Property, plant and equipment (Note G)	40,501		40,124
Less: Accumulated depreciation (Note G)	26,505		26,241
Property, plant and equipment-net (Note G)	13,996		13,883
Long-term financing receivables (net of allowances of $66 in 2012 and $38 in 2011) (Note F)	12,812		10,776
Prepaid pension assets (Note S)	945		2,843
Deferred taxes (Note N)	3,973		3,503
Goodwill (Note I)	29,247		26,213
Intangible assets-net (Note I)	3,787		3,392
Investments and sundry assets (Note H)	5,021		4,895
Total assets	119,213	[1]	116,433
Current liabilities
Taxes (Note N)	4,948		3,313
Short-term debt (Notes D&J)	9,181		8,463
Accounts payable	7,952		8,517
Compensation and benefits	4,745		5,099
Deferred income	11,952		12,197
Other accrued expenses and liabilities	4,847		4,535
Total current liabilities	43,625		42,123	[1]
Long-term debt (Notes D&J)	24,088		22,857
Retirement and nonpension postretirement benefit obligations (Note S)	20,418		18,374
Deferred income	4,491		3,847
Other liabilities (Note K)	7,607		8,996
Total liabilities	100,229		96,197
Contingencies and commitments (Note M)
IBM stockholders' equity
Common stock, par value $.20 per share, and additional paid-in capital Shares authorized: 4,687,500,000 Shares issued (2012-2,197,561,159; 2011-2,182,469,838)	50,110		48,129
Retained earnings	117,641		104,857
Treasury stock, at cost (shares: 2012-1,080,193,483; 2011-1,019,287,274)	(123,131)		(110,963)
Accumulated other comprehensive income/(loss)	(25,759)		(21,885)
Total IBM stockholders' equity	18,860	[1]	20,138
Noncontrolling interests (Note A)	124		97
Total equity	18,984		20,236	[1]
Total liabilities and equity	$ 119,213		$ 116,433

[1]	Amounts may not add due to rounding.

Consolidated Statement of Financial Position (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Consolidated Statement of Financial Position
Notes and accounts receivable - trade, allowances	$ 255	$ 256
Short-term financing receivables, allowances	288	311
Other accounts receivable, allowances	17	11
Long-term financing receivables, allowances	$ 66	$ 38
Common stock, par value (in dollars per share)	$ 0.2	$ 0.2
Common stock, Shares authorized (in shares)	4,687,500,000	4,687,500,000
Common stock, Shares issued (in shares)	2,197,561,159	2,182,469,838
Treasury stock, shares (in shares)	1,080,193,483	1,019,287,274

Consolidated Statement of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Cash flows from operating activities
Net income	$ 16,604		$ 15,855		$ 14,833
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	3,392		3,589		3,657
Amortization of intangibles	1,284		1,226		1,174
Stock-based compensation	688		697		629
Deferred taxes	797		1,212		1,294
Net (gain)/loss on asset sales and other	(729)		(342)		(801)
Change in operating assets and liabilities, net of acquisitions/divestitures
Receivables (including financing receivables)	(2,230)		(1,279)		(489)
Retirement related	(1,008)		(1,371)		(1,963)
Inventories	280		(163)		92
Other assets/other liabilities	733		(28)		949
Accounts payable	(224)		451		174
Net cash provided by operating activities	19,586	[1]	19,846	[1]	19,549
Cash flows from investing activities
Payments for property, plant and equipment	(4,082)		(4,108)		(4,185)
Proceeds from disposition of property, plant and equipment	410		608		770
Investment in software	(635)		(559)		(569)
Purchases of marketable securities and other investments	(4,109)		(1,594)		(6,129)
Proceeds from disposition of marketable securities and other investments	3,142		3,345		7,877
Non-operating finance receivables-net	(608)		(291)		(405)
Acquisition of businesses, net of cash acquired	(3,722)		(1,811)		(5,922)
Divestiture of businesses, net of cash transferred	599		14		55
Net cash used in investing activities	(9,004)	[1]	(4,396)		(8,507)	[1]
Cash flows from financing activities
Proceeds from new debt	12,242		9,996		8,055
Payments to settle debt	(9,549)		(8,947)		(6,522)
Short-term borrowings/(repayments) less than 90 days-net	(441)		1,321		817
Common stock repurchases	(11,995)		(15,046)		(15,375)
Common stock transactions-other	1,540		2,453		3,774
Cash dividends paid	(3,773)		(3,473)		(3,177)
Net cash used in financing activities	(11,976)		(13,696)		(12,429)	[1]
Effect of exchange rate changes on cash and cash equivalents	(116)		(493)		(135)
Net change in cash and cash equivalents	(1,511)	[1]	1,262	[1]	(1,522)
Cash and cash equivalents at January 1	11,922		10,661		12,183
Cash and cash equivalents at December 31	10,412		11,922		10,661
Supplemental data
Income taxes paid-net of refunds received	3,169		4,168		3,238
Interest paid on debt	1,009		956		951
Capital lease obligations	$ 10		$ 39		$ 30

[1]	Amounts may not add due to rounding.

Consolidated Statement of Changes in Equity (USD $) In Millions, unless otherwise specified	Total		Total IBM Stockholders' Equity	Common Stock and Additional Paid-In Capital	Retained Earnings	Treasury Stock	Accumulated Other Comprehensive Income/(Loss)	Non-Controlling Interests	Comprehensive Income/(Loss)
Equity - at Dec. 31, 2009	$ 22,755		$ 22,637	$ 41,810	$ 80,900	$ (81,243)	$ (18,830)	$ 118
Net income plus other comprehensive income/(loss)
Net income	14,833		14,833		14,833				14,833
Other comprehensive income/(loss)	87	[1]	87				87		87
Total comprehensive income/(loss)	14,920		14,920						14,920
Cash dividends declared-common stock	(3,177)		(3,177)		(3,177)
Common stock issued under employee plans (shares - 15,091,320 in 2012, 20,669,785 in 2011, and 34,783,386 in 2010)	3,579		3,579	3,579
Purchases (shares - 2,406,007 in 2012, 1,717,246 in 2011, and 2,334,932 in 2010) and sales (shares - 2,746,169 in 2012, 4,920,198 in 2011, and 7,929,318 in 2010) of treasury stock under employee plans-net	477		477		(24)	501
Other treasury shares purchased, not retired (shares - 61,246,371 in 2012, 88,683,716 in 2011, 117,721,650 in 2010)	(15,419)		(15,419)			(15,419)
Changes in other equity	28		28	28
Changes in noncontrolling interests	8							8
Equity - at Dec. 31, 2010	23,172		23,046	45,418	92,532	(96,161)	(18,743)	126
Net income plus other comprehensive income/(loss)
Net income	15,855		15,855		15,855				15,855
Other comprehensive income/(loss)	(3,142)	[1]	(3,142)				(3,142)		(3,142)
Total comprehensive income/(loss)	12,713		12,713						12,713
Cash dividends declared-common stock	(3,473)		(3,473)		(3,473)
Common stock issued under employee plans (shares - 15,091,320 in 2012, 20,669,785 in 2011, and 34,783,386 in 2010)	2,394		2,394	2,394
Purchases (shares - 2,406,007 in 2012, 1,717,246 in 2011, and 2,334,932 in 2010) and sales (shares - 2,746,169 in 2012, 4,920,198 in 2011, and 7,929,318 in 2010) of treasury stock under employee plans-net	175		175		(56)	231
Other treasury shares purchased, not retired (shares - 61,246,371 in 2012, 88,683,716 in 2011, 117,721,650 in 2010)	(15,034)		(15,034)			(15,034)
Changes in other equity	317		317	317
Changes in noncontrolling interests	(29)							(29)
Equity - at Dec. 31, 2011	20,236	[1]	20,138	48,129	104,857	(110,963)	(21,885)	97
Net income plus other comprehensive income/(loss)
Net income	16,604		16,604		16,604				16,604
Other comprehensive income/(loss)	(3,874)	[1]	(3,874)				(3,874)		(3,874)
Total comprehensive income/(loss)	12,731	[1]	12,731						12,731
Cash dividends declared-common stock	(3,773)		(3,773)		(3,773)
Common stock issued under employee plans (shares - 15,091,320 in 2012, 20,669,785 in 2011, and 34,783,386 in 2010)	1,532		1,532	1,532
Purchases (shares - 2,406,007 in 2012, 1,717,246 in 2011, and 2,334,932 in 2010) and sales (shares - 2,746,169 in 2012, 4,920,198 in 2011, and 7,929,318 in 2010) of treasury stock under employee plans-net	(208)		(208)		(48)	(160)
Other treasury shares purchased, not retired (shares - 61,246,371 in 2012, 88,683,716 in 2011, 117,721,650 in 2010)	(12,008)		(12,008)			(12,008)
Changes in other equity	448		448	448
Changes in noncontrolling interests	27							27
Equity - at Dec. 31, 2012	$ 18,984		$ 18,860	$ 50,110	$ 117,641	$ (123,131)	$ (25,759)	$ 124

[1]	Amounts may not add due to rounding.

Consolidated Statement of Changes in Equity (Parenthetical)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statement of Changes in Equity
Common stock issued under employees plans (in shares)	15,091,320	20,669,785	34,783,386
Purchases of treasury stock under employee plans (in shares)	2,406,007	1,717,246	2,334,932
Sales of treasury stock under employee plans (in shares)	2,746,169	4,920,198	7,929,318
Other treasury shares purchased, not retired (in shares)	61,246,371	88,683,716	117,721,650

Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies
Significant Accounting Policies

Note A.

Significant Accounting Policies

Basis of Presentation

The accompanying Consolidated Financial Statements and footnotes of the International Business Machines Corporation (IBM or the company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

Within the financial statements and tables presented, certain columns and rows may not add due to the use of rounded numbers for disclosure purposes. Percentages presented are calculated from the underlying whole-dollar amounts. Certain prior year amounts have been reclassified to conform to the current year presentation. This is annotated where applicable.

Noncontrolling interest amounts in income of $11 million, $6 million and $9 million, net of tax, for the years ended December 31, 2012, 2011 and 2010, respectively, are included in the Consolidated Statement of Earnings within the other (income) and expense line item.

Principles of Consolidation

The Consolidated Financial Statements include the accounts of IBM and its controlled subsidiaries, which are generally majority owned. Any noncontrolling interest in the equity of a subsidiary is reported in Equity in the Consolidated Statement of Financial Position. Net income and losses attributable to the noncontrolling interest is reported as described above in the Consolidated Statement of Earnings. The accounts of variable interest entities (VIEs) are included in the Consolidated Financial Statements, if required. Investments in business entities in which the company does not have control, but has the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method and the company’s proportionate share of income or loss is recorded in other (income) and expense. The accounting policy for other investments in equity securities is on pages 84 and 85 within “Marketable Securities.” Equity investments in non-publicly traded entities are primarily accounted for using the cost method. All intercompany transactions and accounts have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenue, costs, expenses and other comprehensive income/(loss) (OCI) that are reported in the Consolidated Financial Statements and accompanying disclosures. These estimates are based on management’s best knowledge of current events, historical experience, actions that the company may undertake in the future and on various other assumptions that are believed to be reasonable under the circumstances. As a result, actual results may be different from these estimates. See “Critical Accounting Estimates” on pages 59 to 61 for a discussion of the company’s critical accounting estimates.

Revenue

The company recognizes revenue when it is realized or realizable and earned. The company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable and collectibility is reasonably assured. Delivery does not occur until products have been shipped or services have been provided to the client, risk of loss has transferred to the client, and either client acceptance has been obtained, client acceptance provisions have lapsed, or the company has objective evidence that the criteria specified in the client acceptance provisions have been satisfied. The sales price is not considered to be fixed or determinable until all contingencies related to the sale have been resolved.

The company recognizes revenue on sales to solution providers, resellers and distributors (herein referred to as “resellers”) when the reseller has: economic substance apart from the company, credit risk, title and risk of loss to the inventory; and, the fee to the company is not contingent upon resale or payment by the end user, the company has no further obligations related to bringing about resale or delivery and all other revenue recognition criteria have been met.

The company reduces revenue for estimated client returns, stock rotation, price protection, rebates and other similar allowances. (See Schedule II, “Valuation and Qualifying Accounts and Reserves” included in the company’s Annual Report on Form 10-K). Revenue is recognized only if these estimates can be reasonably and reliably determined. The company bases its estimates on historical results taking into consideration the type of client, the type of transaction and the specifics of each arrangement. Payments made under cooperative marketing programs are recognized as an expense only if the company receives from the client an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably and reliably estimated. If the company does not receive an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably estimated, such payments are recorded as a reduction of revenue.

Revenue from sales of third-party vendor products or services is recorded net of costs when the company is acting as an agent between the client and the vendor, and gross when the company is a principal to the transaction. Several factors are considered to determine whether the company is an agent or principal, most notably whether the company is the primary obligor to the client, or has inventory risk. Consideration is also given to whether the company adds meaningful value to the vendor’s product or service, was involved in the selection of the vendor’s product or service, has latitude in establishing the sales price or has credit risk.

The company reports revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions. In addition to the aforementioned general policies, the following are the specific revenue recognition policies for multiple-deliverable arrangements and for each major category of revenue.

Multiple-Deliverable Arrangements

The company enters into revenue arrangements that may consist of multiple deliverables of its products and services based on the needs of its clients. These arrangements may include any combination of services, software, hardware and/or financing. For example, a client may purchase a server that includes operating system software. In addition, the arrangement may include post-contract support for the software and a contract for post-warranty maintenance service for the hardware. These types of arrangements can also include financing provided by the company. These arrangements consist of multiple deliverables, with the hardware and software delivered in one reporting period and the software support and hardware maintenance services delivered across multiple reporting periods. In another example, a client may outsource the running of its datacenter operations to the company on a long-term, multiple-year basis and periodically purchase servers and/or software products from the company to upgrade or expand its facility. The outsourcing services are provided on a continuous basis across multiple reporting periods and the hardware and software products are delivered in one reporting period. To the extent that a deliverable in a multiple-deliverable arrangement is subject to specific accounting guidance that deliverable is accounted for in accordance with such specific guidance. Examples of such arrangements may include leased hardware which is subject to specific leasing guidance or software which is subject to specific software revenue recognition guidance on whether and/or how to separate multiple-deliverable arrangements into separate units of accounting (separability) and how to allocate the arrangement consideration among those separate units of accounting (allocation). For all other deliverables in multiple-deliverable arrangements, the guidance below is applied for separability and allocation. A multiple-deliverable arrangement is separated into more than one unit of accounting if the following criteria are met:

·                  The delivered item(s) has value to the client on a stand-alone basis; and

·                  If the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the company.

If these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is a relative selling price for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative selling price. The following revenue policies are then applied to each unit of accounting, as applicable.

Revenue from the company’s business analytics, Smarter Planet and cloud offerings follow the specific revenue recognition policies for multiple deliverable arrangements and for each major category of revenue depending on the type of offering which can be comprised of services, hardware and/or software.

Services

The company’s primary services offerings include information technology (IT) datacenter and business process outsourcing, application management services, consulting and systems integration, technology infrastructure and system maintenance, Web hosting and the design and development of complex IT systems to a client’s specifications (design and build). These services are provided on a time-and-material basis, as a fixed-price contract or as a fixed-price per measure of output contract and the contract terms range from less than one year to over 10 years.

Revenue from IT datacenter and business process outsourcing contracts is recognized in the period the services are provided using either an objective measure of output or on a straight-line basis over the term of the contract. Under the output method, the amount of revenue recognized is based on the services delivered in the period.

Revenue from application management services, technology infrastructure and system maintenance and Web hosting contracts is recognized on a straight-line basis over the terms of the contracts. Revenue from time-and-material contracts is recognized as labor hours are delivered and direct expenses are incurred. Revenue related to extended warranty and product maintenance contracts is recognized on a straight-line basis over the delivery period.

Revenue from fixed-price design and build contracts is recognized under the percentage-of-completion (POC) method. Under the POC method, revenue is recognized based on the labor costs incurred to date as a percentage of the total estimated labor costs to fulfill the contract. If circumstances arise that change the original estimates of revenues, costs, or extent of progress toward completion, revisions to the estimates are made. These revisions may result in increases or decreases in estimated revenues or costs, and such revisions are reflected in income in the period in which the circumstances that gave rise to the revision become known by the company.

The company performs ongoing profitability analyses of its services contracts accounted for under the POC method in order to determine whether the latest estimates of revenues, costs and profits require updating. If at any time these estimates indicate that the contract will be unprofitable, the entire estimated loss for the remainder of the contract is recorded immediately. For non-POC method services contracts, any losses are recorded as incurred.

In some services contracts, the company bills the client prior to recognizing revenue from performing the services. Deferred income of $7,281 million and $7,363 million at December 31, 2012 and 2011, respectively, is included in the Consolidated Statement of Financial Position. In other services contracts, the company performs the services prior to billing the client. Unbilled accounts receivable of $1,998 million and $2,166 million at December 31, 2012 and 2011, respectively, is included in notes and accounts receivable-trade in the Consolidated Statement of Financial Position.

Billings usually occur in the month after the company performs the services or in accordance with specific contractual provisions. Unbilled receivables are expected to be billed within four months.

Hardware

The company’s hardware offerings include the sale or lease of system servers, storage solutions, retail store systems and the sale of semiconductors. The company also offers installation services for its more complex products.

Revenue from hardware sales and sales-type leases is recognized when risk of loss has transferred to the client and there are no unfulfilled company obligations that affect the client’s final acceptance of the arrangement. Any cost of standard warranties and remaining obligations that are inconsequential or perfunctory are accrued when the corresponding revenue is recognized. Revenue from rentals and operating leases is recognized on a straight-line basis over the term of the rental or lease.

Software

Revenue from perpetual (one-time charge) license software is recognized at the inception of the license term if all revenue recognition criteria have been met. Revenue from term (recurring license charge) license software is recognized on a straight-line basis over the period that the client is entitled to use the license. Revenue from post-contract support, which may include unspecified upgrades on a when-and-if-available basis, is recognized on a straight-line basis over the period such items are delivered. In multiple-deliverable arrangements that include software that is more than incidental to the products or services as a whole (software multiple-deliverable arrangements), software and software-related elements are accounted for in accordance with software revenue recognition guidance. Software-related elements include software products and services for which a software deliverable is essential to its functionality. Tangible products containing software components and non-software components that function together to deliver the tangible product’s essential functionality are not within the scope of software revenue recognition guidance and are accounted for based on other applicable revenue recognition guidance.

A software multiple-deliverable arrangement is separated into more than one unit of accounting if all of the following criteria are met:

·                  The functionality of the delivered element(s) is not dependent on the undelivered element(s);

·                  There is vendor-specific objective evidence (VSOE) of fair value of the undelivered element(s). VSOE of fair value is based on the price charged when the deliverable is sold separately by the company on a regular basis and not as part of the multiple-deliverable arrangement; and

·                  Delivery of the delivered element(s) represents the culmination of the earnings process for that element(s).

If any one of these criteria is not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is VSOE of fair value for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative VSOE of fair value. There may be cases, however, in which there is VSOE of fair value of the undelivered item(s) but no such evidence for the delivered item(s). In these cases, the residual method is used to allocate the arrangement consideration. Under the residual method, the amount of consideration allocated to the delivered item(s) equals the total arrangement consideration less the aggregate VSOE of fair value of the undelivered elements.

The company’s multiple-deliverable arrangements may have a stand-alone software deliverable that is subject to the existing software revenue recognition guidance. The revenue for these multiple-deliverable arrangements is allocated to the software deliverable and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the hierarchy: VSOE, third-party evidence (TPE) or best estimate of selling price (BESP). In the limited circumstances where the company cannot determine VSOE or TPE of the selling price for all of the deliverables in the arrangement, including the software deliverable, BESP is used for the purpose of performing this allocation.

Financing

Financing income attributable to sales-type leases, direct financing leases and loans is recognized on the accrual basis using the effective interest method. Operating lease income is recognized on a straight-line basis over the term of the lease.

Best Estimate of Selling Price

In certain limited instances, the company is not able to establish VSOE for all elements in a multiple-deliverable arrangement. When VSOE cannot be established, the company attempts to establish the selling price of each element based on TPE. TPE is determined based on competitor prices for similar deliverables when sold separately.

When the company is unable to establish selling price using VSOE or TPE, the company uses BESP in its allocation of arrangement consideration. The objective of BESP is to determine the price at which the company would transact a sale if the product or service were sold on a stand-alone basis. Due to the fact that the company sells its products and services on a stand-alone basis, and therefore has established VSOE for its products and services offerings, the company uses BESP to determine the relative selling price for a product or service in a multiple-deliverable arrangement on an infrequent basis. An example of when BESP would be used is when the company sells a new product, for which VSOE and TPE does not yet exist, in a multiple-deliverable arrangement prior to selling the new product on a stand-alone basis.

The company determines BESP by considering multiple factors including, but not limited to, overall market conditions, including geographic or regional specific factors, competitive positioning, competitor actions, internal costs, profit objectives and pricing practices. The determination of BESP is a formal process that includes review and approval by the company’s management. In addition, the company regularly reviews VSOE and TPE for its products and services, in addition to BESP.

Services Costs

Recurring operating costs for services contracts, including costs related to bid and proposal activities, are recognized as incurred. For fixed-price design and build contracts, the costs of external hardware and software accounted for under the POC method are deferred and recognized based on the labor costs incurred to date, as a percentage of the total estimated labor costs to fulfill the contract. Certain eligible, nonrecurring costs incurred in the initial phases of outsourcing contracts are deferred and subsequently amortized. These costs consist of transition and setup costs related to the installation of systems and processes and are amortized on a straight-line basis over the expected period of benefit, not to exceed the term of the contract. Additionally, fixed assets associated with outsourcing contracts are capitalized and depreciated on a straight-line basis over the expected useful life of the asset. If an asset is contract specific, then the depreciation period is the shorter of the useful life of the asset or the contract term. Amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements are deferred and amortized on a straight-line basis as a reduction of revenue over the expected period of benefit not to exceed the term of the contract. The company performs periodic reviews to assess the recoverability of deferred contract transition and setup costs. This review is done by comparing the estimated minimum remaining undiscounted cash flows of a contract to the unamortized contract costs. If such minimum undiscounted cash flows are not sufficient to recover the unamortized costs, an impairment loss is recognized.

Deferred services transition and setup costs were $2,424 million and $2,589 million at December 31, 2012 and 2011, respectively. Amortization of deferred services transition and setup costs was estimated at December 31, 2012 to be $819 million in 2013, $509 million in 2014, $430 million in 2015, $277 million in 2016 and $390 million thereafter.

Deferred amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements were $51 million and $65 million at December 31, 2012 and 2011, respectively. Amortization of deferred amounts paid to clients in excess of the fair value of acquired assets is recorded as an offset of revenue and was estimated at December 31, 2012 to be $22 million in 2013, $19 million in 2014, $9 million in 2015, $2 million in 2016 and less than $1 million thereafter. In situations in which an outsourcing contract is terminated, the terms of the contract may require the client to reimburse the company for the recovery of unbilled accounts receivable, unamortized deferred costs incurred to purchase specific assets utilized in the delivery of services and to pay any additional costs incurred by the company to transition the services.

Software Costs

Costs that are related to the conceptual formulation and design of licensed software programs are expensed as incurred to research, development and engineering expense; costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. Capitalized amounts are amortized on a straight-line basis over periods ranging up to three years and are recorded in software cost within cost of sales. The company performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue. Costs to support or service licensed programs are charged to software cost within cost of sales as incurred.

The company capitalizes certain costs that are incurred to purchase or to create and implement internal-use software programs, including software coding, installation, testing and certain data conversions. These capitalized costs are amortized on a straight-line basis over periods up to two years and are recorded in selling, general and administrative expense.

Product Warranties

The company offers warranties for its hardware products that generally range up to three years, with the majority being either one or three years. Estimated costs for warranty terms standard to the deliverable are recognized when revenue is recorded for the related deliverable. The company estimates its warranty costs standard to the deliverable based on historical warranty claim experience and estimates of future spending, and applies this estimate to the revenue stream for products under warranty. Estimated future costs for warranties applicable to revenue recognized in the current period are charged to cost of sales. The warranty liability is reviewed quarterly to verify that it properly reflects the remaining obligation based on the anticipated expenditures over the balance of the obligation period. Adjustments are made when actual warranty claim experience differs from estimates. Costs from fixed-price support or maintenance contracts, including extended warranty contracts, are recognized as incurred.

Revenue from separately priced extended warranty contracts is recorded as deferred income and subsequently recognized on a straight-line basis over the delivery period. Changes in deferred income for extended warranty contracts, and in the warranty liability for standard warranties, which are included in other accrued expenses and liabilities and other liabilities in the Consolidated Statement of Financial Position, are presented in the following tables:

Standard Warranty Liability

($ in millions)

	2012	2011
Balance at January 1	$407	$375
Current period accruals	394	435
Accrual adjustments to reflect actual experience	(15)	18
Charges incurred	(392)	(420)
Balance at December 31	$394	$407

Extended Warranty Liability (Deferred Income)

($ in millions)

	2012	2011
Balance at January 1	$636	$670
Revenue deferred for new extended warranty contracts	268	314
Amortization of deferred revenue	(301)	(330)
Other*	4	(19)
Balance at December 31	$606	$636
Current portion	$289	$301
Noncurrent portion	317	335
Balance at December 31	$606	$636

* Other consists primarily of foreign currency translation adjustments.

Shipping and Handling

Costs related to shipping and handling are recognized as incurred and included in cost in the Consolidated Statement of Earnings.

Expense and Other Income

Selling, General and Administrative

Selling, general and administrative (SG&A) expense is charged to income as incurred. Expenses of promoting and selling products and services are classified as selling expense and include such items as compensation, advertising, sales commissions and travel. General and administrative expense includes such items as compensation, legal costs, office supplies, non-income taxes, insurance and office rental. In addition, general and administrative expense includes other operating items such as an allowance for credit losses, workforce rebalancing accruals for contractually obligated payments to employees terminated in the ongoing course of business, acquisition costs related to business combinations, amortization of certain intangible assets and environmental remediation costs.

Advertising and Promotional Expense

The company expenses advertising and promotional costs as incurred. Cooperative advertising reimbursements from vendors are recorded net of advertising and promotional expense in the period in which the related advertising and promotional expense is incurred. Advertising and promotional expense, which includes media, agency and promotional expense, was $1,339 million, $1,373 million and $1,337 million in 2012, 2011 and 2010, respectively, and is recorded in SG&A expense in the Consolidated Statement of Earnings.

Research, Development and Engineering

Research, development and engineering (RD&E) costs are expensed as incurred. Software costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. See “Software Costs” on page 79.

Intellectual Property and Custom Development Income

The company licenses and sells the rights to certain of its intellectual property (IP) including internally developed patents, trade secrets and technological know-how. Certain IP transactions to third parties are licensing/royalty-based and others are transaction-based sales and other transfers. Licensing/royalty-based fees involve transfers in which the company earns the income over time, or the amount of income is not fixed or determinable until the licensee sells future related products (i.e., variable royalty, based upon licensee’s revenue). Sales and other transfers typically include transfers of IP whereby the company has fulfilled its obligations and the fee received is fixed or determinable at the transfer date. The company also enters into cross-licensing arrangements of patents, and income from these arrangements is recorded when earned. In addition, the company earns income from certain custom development projects for strategic technology partners and specific clients. The company records the income from these projects when the fee is realized and earned, is not refundable and is not dependent upon the success of the project.

Other (Income) and Expense

Other (income) and expense includes interest income (other than from Global Financing external business transactions), gains and losses on certain derivative instruments, gains and losses from securities and other investments, gains and losses from certain real estate transactions, foreign currency transaction gains and losses, gains and losses from the sale of businesses and amounts related to accretion of asset retirement obligations.

Business Combinations and Intangible Assets Including Goodwill

The company accounts for business combinations using the acquisition method and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree are recorded at their acquisition date fair values. Goodwill represents the excess of the purchase price over the fair value of net assets, including the amount assigned to identifiable intangible assets. The primary drivers that generate goodwill are the value of synergies between the acquired entities and the company and the acquired assembled workforce, neither of which qualifies as an identifiable intangible asset. Goodwill recorded in an acquisition is assigned to applicable reporting units based on expected revenues. Identifiable intangible assets with finite lives are amortized over their useful lives. Amortization of completed technology is recorded in Cost, and amortization of all other intangible assets is recorded in SG&A expense. Acquisition-related costs, including advisory, legal, accounting, valuation and other costs, are expensed in the periods in which the costs are incurred. The results of operations of acquired businesses are included in the Consolidated Financial Statements from the acquisition date.

Impairment

Long-lived assets, other than goodwill and indefinite-lived intangible assets, are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Goodwill and indefinite-lived intangible assets are tested annually, in the fourth quarter, for impairment and whenever changes in circumstances indicate an impairment may exist. Goodwill is tested at the reporting unit level which is the operating segment, or a business, which is one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the segment level. Components are aggregated as a single reporting unit if they have similar economic characteristics.

Depreciation and Amortization

Property, plant and equipment are carried at cost and depreciated over their estimated useful lives using the straight-line method. The estimated useful lives of certain depreciable assets are as follows: buildings, 30 to 50 years; building equipment, 10 to 20 years; land improvements, 20 years; plant, laboratory and office equipment, 2 to 20 years; and computer equipment, 1.5 to 5 years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the related lease term, rarely exceeding 25 years.

Capitalized software costs incurred or acquired after technological feasibility has been established are amortized over periods ranging up to 3 years. Capitalized costs for internal-use software are amortized on a straight-line basis over periods up to 2 years. Other intangible assets are amortized over periods between 1 and 7 years.

Environmental

The cost of internal environmental protection programs that are preventative in nature are expensed as incurred. When a cleanup program becomes likely, and it is probable that the company will incur cleanup costs and those costs can be reasonably estimated, the company accrues remediation costs for known environmental liabilities. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts are recorded for environmental liabilities that are not probable or estimable.

Asset Retirement Obligations

Asset retirement obligations (ARO) are legal obligations associated with the retirement of long-lived assets. These liabilities are initially recorded at fair value and the related asset retirement costs are capitalized by increasing the carrying amount of the related assets by the same amount as the liability. Asset retirement costs are subsequently depreciated over the useful lives of the related assets. Subsequent to initial recognition, the company records period-to-period changes in the ARO liability resulting from the passage of time in interest expense and revisions to either the timing or the amount of the original expected cash flows to the related assets.

Defined Benefit Pension and Nonpension Postretirement Benefit Plans

The funded status of the company’s defined benefit pension plans and nonpension postretirement benefit plans (retirement-related benefit plans) is recognized in the Consolidated Statement of Financial Position. The funded status is measured as the difference between the fair value of plan assets and the benefit obligation at December 31, the measurement date. For defined benefit pension plans, the benefit obligation is the projected benefit obligation (PBO), which represents the actuarial present value of benefits expected to be paid upon retirement based on employee services already rendered and estimated future compensation levels. For the non-pension postretirement benefit plans, the benefit obligation is the accumulated postretirement benefit obligation (APBO), which represents the actuarial present value of postretirement benefits attributed to employee services already rendered. The fair value of plan assets represents the current market value of cumulative company and participant contributions made to an irrevocable trust fund, held for the sole benefit of participants, which are invested by the trust fund. Overfunded plans, with the fair value of plan assets exceeding the benefit obligation, are aggregated and recorded as a prepaid pension asset equal to this excess. Underfunded plans, with the benefit obligation exceeding the fair value of plan assets, are aggregated and recorded as a retirement and nonpension post-retirement benefit obligation equal to this excess.

The current portion of the retirement and nonpension postretirement benefit obligations represents the actuarial present value of benefits payable in the next 12 months exceeding the fair value of plan assets, measured on a plan-by-plan basis. This obligation is recorded in compensation and benefits in the Consolidated Statement of Financial Position.

Net periodic pension and nonpension postretirement benefit cost/(income) is recorded in the Consolidated Statement of Earnings and includes service cost, interest cost, expected return on plan assets, amortization of prior service costs/(credits) and (gains)/losses previously recognized as a component of OCI and amortization of the net transition asset remaining in accumulated other comprehensive income/(loss) (AOCI). Service cost represents the actuarial present value of participant benefits earned in the current year. Interest cost represents the time value of money cost associated with the passage of time. Certain events, such as changes in the employee base, plan amendments and changes in actuarial assumptions, result in a change in the benefit obligation and the corresponding change in OCI. The result of these events is amortized as a component of net periodic cost/(income) over the service lives or life expectancy of the participants, depending on the plan, provided such amounts exceed thresholds which are based upon the benefit obligation or the value of plan assets. Net periodic cost/(income) is recorded in Cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective functions.

(Gains)/losses and prior service costs/(credits) not recognized as a component of net periodic cost/(income) in the Consolidated Statement of Earnings as they arise are recognized as a component of OCI in the Consolidated Statement of Comprehensive Income. Those (gains)/losses and prior service costs/(credits) are subsequently recognized as a component of net periodic cost/(income) pursuant to the recognition and amortization provisions of applicable accounting guidance. (Gains)/losses arise as a result of differences between actual experience and assumptions or as a result of changes in actuarial assumptions. Prior service costs/ (credits) represent the cost of benefit changes attributable to prior service granted in plan amendments.

The measurement of benefit obligations and net periodic cost/(income) is based on estimates and assumptions approved by the company’s management. These valuations reflect the terms of the plans and use participant-specific information such as compensation, age and years of service, as well as certain assumptions, including estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates.

Defined Contribution Plans

The company’s contribution for defined contribution plans is recorded when the employee renders service to the company. The charge is recorded in Cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective functions.

Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to employees. The company measures stock-based compensation cost at the grant date, based on the estimated fair value of the award and recognizes the cost on a straight-line basis (net of estimated forfeitures) over the employee requisite service period. The company estimates the fair value of stock options using a Black-Scholes valuation model. The company also grants its employees Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs) and Performance Share Units (PSUs). RSUs are stock awards granted to employees that entitle the holder to shares of common stock as the award vests, typically over a one- to five-year period. The fair value of the awards is determined and fixed on the grant date based on the company’s stock price, adjusted for the exclusion of dividend equivalents. All stock-based compensation cost is recorded in Cost, SG&A, and RD&E in the Consolidated Statement of Earnings based on the employees’ respective functions.

The company records deferred tax assets for awards that result in deductions on the company’s income tax returns, based on the amount of compensation cost recognized and the statutory tax rate in the jurisdiction in which it will receive a deduction. Differences between the deferred tax assets recognized for financial reporting purposes and the actual tax deduction reported on the income tax return are recorded in additional paid-in capital (if the tax deduction exceeds the deferred tax asset) or in the Consolidated Statement of Earnings (if the deferred tax asset exceeds the tax deduction and no additional paid-in capital exists from previous awards).

Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the tax effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce deferred tax assets to the amount that will more likely than not be realized. In assessing the need for a valuation allowance, management considers all available evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of ongoing tax planning strategies. When the company changes its determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to income tax expense in the period in which such determination is made.

The company recognizes tax liabilities when, despite the company’s belief that its tax return positions are supportable, the company believes that certain positions may not be fully sustained upon review by tax authorities. Benefits from tax positions are measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The current portion of tax liabilities is included in taxes and the noncurrent portion of tax liabilities is included in other liabilities in the Consolidated Statement of Financial Position. To the extent that new information becomes available which causes the company to change its judgment regarding the adequacy of existing tax liabilities, such changes to tax liabilities will impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense.

Translation of Non-U.S. Currency Amounts

Assets and liabilities of non-U.S. subsidiaries that have a local functional currency are translated to United States (U.S.) dollars at year-end exchange rates. Translation adjustments are recorded in OCI. Income and expense items are translated at weighted-average rates of exchange prevailing during the year.

Inventories, property, plant and equipment—net and other non-monetary assets and liabilities of non-U.S. subsidiaries and branches that operate in U.S. dollars are translated at the approximate exchange rates prevailing when the company acquired the assets or liabilities. All other assets and liabilities denominated in a currency other than U.S. dollars are translated at year-end exchange rates with the transaction gain or loss recognized in other (income) and expense. Income and expense items are translated at the weighted-average rates of exchange prevailing during the year. These translation gains and losses are included in net income for the period in which exchange rates change.

Derivative Financial Instruments

All derivatives are recognized in the Consolidated Statement of Financial Position at fair value and are reported in prepaid expenses and other current assets, investments and sundry assets, other accrued expenses and liabilities or other liabilities. Classification of each derivative as current or noncurrent is based upon whether the maturity of the instrument is less than or greater than 12 months. To qualify for hedge accounting, the company requires that the instruments be effective in reducing the risk exposure that they are designated to hedge. For instruments that hedge cash flows, hedge designation criteria also require that it be probable that the underlying transaction will occur. Instruments that meet established accounting criteria are formally designated as hedges. These criteria demonstrate that the derivative is expected to be highly effective at offsetting changes in fair value or cash flows of the underlying exposure both at inception of the hedging relationship and on an ongoing basis. The method of assessing hedge effectiveness and measuring hedge ineffectiveness is formally documented at hedge inception. The company assesses hedge effectiveness and measures hedge ineffectiveness at least quarterly throughout the designated hedge period.

Where the company applies hedge accounting, the company designates each derivative as a hedge of: (1) the fair value of a recognized financial asset or liability, or of an unrecognized firm commitment (fair value hedge attributable to interest rate or foreign currency risk); (2) the variability of anticipated cash flows of a forecasted transaction, or the cash flows to be received or paid related to a recognized financial asset or liability (cash flow hedge attributable to interest rate or foreign currency risk); or (3) a hedge of a long-term investment (net investment hedge) in a foreign operation. In addition, the company may enter into derivative contracts that economically hedge certain of its risks, even though hedge accounting does not apply or the company elects not to apply hedge accounting. In these cases, there exists a natural hedging relationship in which changes in the fair value of the derivative, which are recognized currently in net income, act as an economic offset to changes in the fair value of the underlying hedged item(s).

Changes in the fair value of a derivative that is designated as a fair value hedge, along with offsetting changes in the fair value of the underlying hedged exposure, are recorded in earnings each period. For hedges of interest rate risk, the fair value adjustments are recorded as adjustments to interest expense and cost of financing in the Consolidated Statement of Earnings. For hedges of currency risk associated with recorded financial assets or liabilities, derivative fair value adjustments are recognized in other (income) and expense in the Consolidated Statement of Earnings. Changes in the fair value of a derivative that is designated as a cash flow hedge are recorded, net of applicable taxes, in OCI, in the Consolidated Statement of Comprehensive Income. When net income is affected by the variability of the underlying cash flow, the applicable offsetting amount of the gain or loss from the derivative that is deferred in AOCI is released to net income and reported in interest expense, cost, SG&A expense or other (income) and expense in the Consolidated Statement of Earnings based on the nature of the underlying cash flow hedged. Effectiveness for net investment hedging derivatives is measured on a spot-to-spot basis. The effective portion of changes in the fair value of net investment hedging derivatives and other non-derivative financial instruments designated as net investment hedges are recorded as foreign currency translation adjustments in OCI. Changes in the fair value of the portion of a net investment hedging derivative excluded from the effectiveness assessment are recorded in interest expense. If the underlying hedged item in a fair value hedge ceases to exist, all changes in the fair value of the derivative are included in net income each period until the instrument matures. When the derivative transaction ceases to exist, a hedged asset or liability is no longer adjusted for changes in its fair value except as required under other relevant accounting standards. Derivatives that are not designated as hedges, as well as changes in the fair value of derivatives that do not effectively offset changes in the fair value of the underlying hedged item throughout the designated hedge period (collectively, “ineffectiveness”), are recorded in net income each period and are reported in other (income) and expense. When a cash flow hedging relationship is discontinued, the net gain or loss in AOCI must generally remain in AOCI until the item that was hedged affects earnings. However, when it is probable that a forecasted transaction will not occur by the end of the originally specified time period or within an additional two-month period thereafter, the net gain or loss in AOCI must be reclassified into earnings immediately. The company reports cash flows arising from derivative financial instruments designated as fair value or cash flow hedges consistent with the classification of cash flows from the underlying hedged items that these derivatives are hedging. Accordingly, the cash flows associated with derivatives designated as fair value or cash flow hedges are classified in cash flows from operating activities in the Consolidated Statement of Cash Flows. Cash flows from derivatives designated as net investment hedges and derivatives that do not qualify as hedges are reported in cash flows from investing activities. For currency swaps designated as hedges of foreign currency denominated debt (included in the company’s debt risk management program as addressed in note D, “Financial Instruments,” on pages 94 to 98), cash flows directly associated with the settlement of the principal element of these swaps are reported in payments to settle debt in cash flows from financing activities in the Consolidated Statement of Cash Flows.

Financial Instruments

In determining the fair value of its financial instruments, the company uses a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date. See note D, “Financial Instruments,” on pages 92 to 94 for further information. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Fair Value Measurement

Accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Under this guidance, the company is required to classify certain assets and liabilities based on the following fair value hierarchy:

·                  Level 1—Quoted prices (unadjusted) in active markets for identical assets or liabilities that can be accessed at the measurement date;

·                  Level 2—Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

·                  Level 3—Unobservable inputs for the asset or liability.

The guidance requires the use of observable market data if such data is available without undue cost and effort.

When available, the company uses unadjusted quoted market prices in active markets to measure the fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon internally developed models that use current market-based or independently sourced market parameters such as interest rates and currency rates. Items valued using internally generated models are classified according to the lowest level input or value driver that is significant to the valuation.

The determination of fair value considers various factors including interest rate yield curves and time value underlying the financial instruments. For derivatives and debt securities, the company uses a discounted cash flow analysis using discount rates commensurate with the duration of the instrument.

In determining the fair value of financial instruments, the company considers certain market valuation adjustments to the “base valuations” calculated using the methodologies described below for several parameters that market participants would consider in determining fair value:

·                  Counterparty credit risk adjustments are applied to financial instruments, taking into account the actual credit risk of a counterparty as observed in the credit default swap market to determine the true fair value of such an instrument.

·                  Credit risk adjustments are applied to reflect the company’s own credit risk when valuing all liabilities measured at fair value. The methodology is consistent with that applied in developing counterparty credit risk adjustments, but incorporates the company’s own credit risk as observed in the credit default swap market.

As an example, the fair value of derivatives is derived utilizing a discounted cash flow model that uses observable market inputs such as known notional value amounts, yield curves, spot and forward exchange rates as well as discount rates. These inputs relate to liquid, heavily traded currencies with active markets which are available for the full term of the derivative.

Certain financial assets are measured at fair value on a nonrecurring basis. These assets include equity method investments that are recognized at fair value at the measurement date to the extent that they are deemed to be other-than-temporarily impaired. Certain assets that are measured at fair value on a recurring basis can be subject to nonrecurring fair value measurements. These assets include available-for-sale equity investments that are deemed to be other-than-temporarily impaired. In the event of an other-than-temporary impairment of a financial instrument, fair value is measured using a model described above.

Accounting guidance permits the measurement of eligible financial assets, financial liabilities and firm commitments at fair value, on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. This election is irrevocable. The company does not apply the fair value option to any eligible assets or liabilities.

Cash Equivalents

All highly liquid investments with maturities of three months or less at the date of purchase are considered to be cash equivalents.

Marketable Securities

Debt securities included in current assets represent securities that are expected to be realized in cash within one year of the balance sheet date. Long-term debt securities that are not expected to be realized in cash within one year and alliance equity securities are included in investments and sundry assets. Debt and marketable equity securities are considered available for sale and are reported at fair value with unrealized gains and losses, net of applicable taxes, in OCI. The realized gains and losses for available-for-sale securities are included in other (income) and expense in the Consolidated Statement of Earnings. Realized gains and losses are calculated based on the specific identification method.

In determining whether an other-than-temporary decline in market value has occurred, the company considers the duration that, and extent to which, the fair value of the investment is below its cost, the financial condition and near-term prospects of the issuer or underlying collateral of a security; and the company’s intent and ability to retain the security in order to allow for an anticipated recovery in fair value. Other-than-temporary declines in fair value from amortized cost for available-for-sale equity and debt securities that the company intends to sell or would more-likely-than-not be required to sell before the expected recovery of the amortized cost basis are charged to other (income) and expense in the period in which the loss occurs. For debt securities that the company has no intent to sell and believes that it more-likely-than-not will not be required to sell prior to recovery, only the credit loss component of the impairment is recognized in other (income) and expense, while the remaining loss is recognized in OCI. The credit loss component recognized in other (income) and expense is identified as the amount of the principal cash flows not expected to be received over the remaining term of the debt security as projected using the company’s cash flow projections.

Inventories

Raw materials, work in process and finished goods are stated at the lower of average cost or market. Cash flows related to the sale of inventories are reflected in net cash provided by operating activities in the Consolidated Statement of Cash Flows.

Allowance for Credit Losses

Receivables are recorded concurrent with billing and shipment of a product and/or delivery of a service to customers. A reasonable estimate of probable net losses on the value of customer receivables is recognized by establishing an allowance for credit losses.

Notes and Accounts Receivable—Trade

An allowance for uncollectible trade receivables is estimated based on a combination of write-off history, aging analysis and any specific, known troubled accounts.

Financing Receivables

Financing receivables include sales-type leases, direct financing leases and loans. Leases are accounted for in accordance with lease accounting standards. Loan receivables are financial assets recorded at amortized cost which approximates fair value. The company determines its allowances for credit losses on financing receivables based on two portfolio segments: lease receivables and loan receivables. The company further segments the portfolio into two classes: major markets and growth markets.

When calculating the allowances, the company considers its ability to mitigate a potential loss by repossessing leased equipment and by considering the current fair market value of any other collateral. The value of the equipment is the net realizable value. The allowance for credit losses for capital leases, installment sales and customer loans includes an assessment of the entire balance of the capital lease or loan, including amounts not yet due. The methodologies that the company uses to calculate its receivables reserves, which are applied consistently to its different portfolios, are as follows:

Individually Evaluated—The company reviews all financing receivables considered at risk on a quarterly basis. The review primarily consists of an analysis based upon current information available about the client, such as financial statements, news reports, published credit ratings, current market-implied credit analysis, as well as the current economic environment, collateral net of repossession cost and prior collection history. For loans that are collateral dependent, impairment is measured using the fair value of the collateral when foreclosure is probable. Using this information, the company determines the expected cash flow for the receivable and calculates an estimate of the potential loss and the probability of loss. For those accounts in which the loss is probable, the company records a specific reserve.

Collectively Evaluated—The company records an unallocated reserve that is calculated by applying a reserve rate to its different portfolios, excluding accounts that have been specifically reserved. This reserve rate is based upon credit rating, probability of default, term, characteristics (lease/loan) and loss history. Factors that could result in actual receivable losses that are materially different from the estimated reserve include sharp changes in the economy, or a significant change in the economic health of a particular client that represents a concentration in the company’s receivables portfolio.

Other Credit Related Policies

Non-Accrual—Certain receivables for which the company has recorded a specific reserve may also be placed on non-accrual status. Non-accrual assets are those receivables (impaired loans or nonperforming leases) with specific reserves and other accounts for which it is likely that the company will be unable to collect all amounts due according to original terms of the lease or loan agreement. Income recognition is discontinued on these receivables. Cash collections are first applied as a reduction to principal outstanding. Any cash received in excess of principal payments outstanding is recognized as interest income. Receivables may be removed from non-accrual status, if appropriate, based upon changes in client circumstances.

Write Off—Receivable losses are charged against the allowance when management believes the uncollectibility of the receivable is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Past Due—The company views receivables as past due when payment has not been received after 90 days, measured from the original billing date.

Impaired Loans—As stated above, the company evaluates all financing receivables considered at-risk, including loans, for impairment on a quarterly basis. The company considers any loan with an individually evaluated reserve as an impaired loan. Depending on the level of impairment, loans will also be placed on non-accrual status as appropriate. Client loans are primarily for software and services and are unsecured. These loans are subjected to credit analysis to evaluate the associated risk and, when deemed necessary, actions are taken to mitigate risks in the loan agreements which include covenants to protect against credit deterioration during the life of the obligation.

Estimated Residual Values of Lease Assets

The recorded residual values of lease assets are estimated at the inception of the lease to be the expected fair value of the assets at the end of the lease term. The company periodically reassesses the realizable value of its lease residual values. Any anticipated increases in specific future residual values are not recognized before realization through remarketing efforts. Anticipated decreases in specific future residual values that are considered to be other-than-temporary are recognized immediately upon identification and are recorded as an adjustment to the residual value estimate. For sales-type and direct-financing leases, this reduction lowers the recorded net investment and is recognized as a loss charged to financing income in the period in which the estimate is changed, as well as an adjustment to unearned income to reduce future-period financing income.

Common Stock

Common stock refers to the $.20 par value per share capital stock as designated in the company’s Certificate of Incorporation. Treasury stock is accounted for using the cost method. When treasury stock is reissued, the value is computed and recorded using a weighted-average basis.

Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Basic EPS of common stock is computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. Dilutive potential common shares include outstanding stock options, stock awards and convertible notes.

Accounting Changes	12 Months Ended
Dec. 31, 2012
Accounting Changes
Accounting Changes

Note B.

Accounting Changes

Standards Implemented

In February 2013, the Financial Accounting Standards Board (FASB) issued additional guidance regarding reclassifications out of AOCI. The new guidance requires entities to report the effect of significant reclassifications out of AOCI on the respective line items in net income unless the amounts are not reclassified in their entirety to net income. For amounts that are not required to be reclassified in their entirety to net income in the same reporting period, entities are required to cross-reference other disclosures that provide additional detail about those amounts. For the company, new guidance is effective prospectively for all interim and annual periods beginning January 1, 2013 with early adoption permitted. The company elected to early adopt the guidance. There was no impact in the consolidated financial results as the guidance related only to additional disclosures. See note L, “Equity Activity,” on pages 107 to 110 for further information.

In July 2012, the FASB issued amended guidance that simplifies how entities test indefinite-lived intangible assets other than goodwill for impairment. After an assessment of certain qualitative factors, if it is determined to be more likely than not that an indefinite-lived intangible asset is impaired, entities must perform the quantitative impairment test. Otherwise, the quantitative test is optional. The amended guidance was effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012, with early adoption permitted. The company elected to adopt this guidance for its 2012 impairment testing of indefinite-lived intangible assets performed in the fourth quarter. There was no impact in the consolidated financial results.

In May 2011, the FASB issued amended guidance and disclosure requirements for fair value measurements. These changes were effective January 1, 2012 on a prospective basis. These amendments did not have a material impact in the consolidated financial results.

In September 2011, the FASB issued additional disclosure requirements for entities which participate in multi-employer pension plans. The purpose of the new disclosures was to provide financial statement users with information about an employer’s level of participation in these plans and the financial health of significant plans. The new disclosures were effective beginning with the full year 2011 financial statements. The company does not participate in any material multi-employer plans. There was no impact in the consolidated financial results as the changes relate only to additional disclosures.

In September 2011, the FASB issued amended guidance that simplified how entities test goodwill for impairment. After an assessment of certain qualitative factors, if it is determined to be more likely than not that the fair value of a reporting unit is less than its carrying amount, entities must perform the quantitative analysis of the goodwill impairment test. Otherwise, the quantitative test(s) is optional. The guidance was effective January 1, 2012 with early adoption permitted. The company adopted this guidance for the 2011 goodwill impairment test. There was no impact in the consolidated financial results.

In June 2011, the FASB issued amended disclosure requirements for the presentation of OCI and AOCI. OCI is comprised of costs, expenses, gains and losses that are included in comprehensive income but excluded from net income, and AOCI comprises the aggregated balances of OCI in equity. The amended guidance eliminated the option to present period changes in OCI as part of the Statement of Changes in Equity. Under the amended guidance, all period changes in OCI are to be presented either in a single continuous statement of comprehensive income, or in two separate, but consecutive financial statements. Only summary totals are to be included in the AOCI section of the Statement of Changes in Equity. In December 2011, the FASB deferred the requirement to present reclassifications from AOCI on the face of the Consolidated Statement of Earnings. The changes were effective January 1, 2012 with early adoption permitted. The company adopted the two statement approach effective with its full year 2011 financial statements. There was no impact in the consolidated financial results as the amendments related only to changes in financial statement presentation.

In December 2010, the FASB issued amended guidance to clarify the acquisition date that should be used for reporting pro-forma financial information for business combinations. If comparative financial statements are presented, the pro-forma revenue and earnings of the combined entity for the comparable prior reporting period should be reported as though the acquisition date for all business combinations that occurred during the current year had been completed as of the beginning of the comparable prior annual reporting period. The amendments in this guidance were effective on a prospective basis for business combinations for which the acquisition date was on or after January 1, 2011. There was no impact in the consolidated financial results as the amendments relate only to additional disclosures. In addition, the company has had no acquisitions which required pro-forma financial information.

In December 2010, the FASB issued amendments to the guidance on goodwill impairment testing. The amendments modified step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In making that determination, an entity should consider whether there are any adverse qualitative factors indicating that impairment may exist. The amendments were effective January 1, 2011 and did not have an impact in the consolidated financial results.

In July 2010, the FASB issued amendments to the disclosure requirements about the credit quality of financing receivables and the allowance for credit losses. The purpose of the additional disclosures was to enable users of financial statements to better understand the nature of credit risk inherent in an entity’s portfolio of financing receivables and how that risk is analyzed. For end-of-period balances, the new disclosures were required to be made in all interim and annual periods ending on or after December 15, 2010. For activity during a reporting period, the disclosures were required to be included in all interim and annual periods after January 1, 2011. In January 2011, the FASB temporarily deferred the disclosures regarding troubled debt restructurings which were included in the requirements of this amendment. Subsequently, in April 2011, the FASB issued additional guidance and clarifications to help creditors in determining whether a creditor has granted a concession, and whether a debtor is experiencing financial difficulties for purposes of determining whether a restructuring constitutes a troubled debt restructuring. The new guidance and the previously deferred disclosures were effective July 1, 2011 applied retrospectively to January 1, 2011. Prospective application was required for any new impairments identified as a result of this guidance. These changes did not have a material impact in the consolidated financial results.

In January 2010, the FASB issued additional disclosure requirements for fair value measurements. According to the guidance, the fair value hierarchy disclosures should be disaggregated by class of assets and liabilities. A class is often a subset of assets or liabilities within a line item in the statement of financial position. In addition, significant transfers between Levels 1 and 2 of the fair value hierarchy are required to be disclosed. These additional requirements were effective January 1, 2010 for quarterly and annual reporting. These amendments did not have an impact in the consolidated financial results as this guidance relates only to additional disclosures. Certain disclosure requirements relating to fair value measurements using significant unobservable inputs (Level 3) were deferred until January 1, 2011. These additional requirements also did not have an impact in the consolidated financial results as they related only to additional disclosures.

Acquisitions/Divestitures	12 Months Ended
Dec. 31, 2012
Acquisitions/Divestitures
Acquisitions/Divestitures

Note C.

Acquisitions/Divestitures

Acquisitions

Purchase price consideration for all acquisitions, as reflected in the tables in this note, is paid primarily in cash. All acquisitions are reported in the Consolidated Statement of Cash Flows net of acquired cash and cash equivalents.

2012

In 2012, the company completed 11 acquisitions at an aggregate cost of $3,964 million.

Kenexa Corporation (Kenexa)—On December 3, 2012, the company completed the acquisition of 100 percent of Kenexa, a publicly held company, for cash consideration of $1,351 million. Kenexa, a leading provider of recruiting and talent management solutions, brings a unique combination of cloud-based technology and consulting services that integrates both people and processes, providing solutions to engage a smarter, more effective workforce across their most critical businesses functions. Goodwill of $1,014 million has been assigned to the Software ($771 million) and Global Technology Services (GTS) ($243 million) segments. As of the acquisition date, it is expected that approximately 10 percent of the goodwill will be deductible for tax purposes. The overall weighted average useful life of the identified intangible assets acquired is 6.5 years.

Other Acquisitions—The Software segment also completed eight other acquisitions: in the first quarter, Green Hat Software Limited (Green Hat), Emptoris Inc. (Emptoris) and Worklight, Inc. (Worklight), all privately held companies, and DemandTec, Inc. (DemandTec), a publicly held company; in the second quarter, Varicent Software Inc. (Varicent), Vivisimo Inc. (Vivisimo) and Tealeaf Technology Inc. (Tealeaf), all privately held companies; and in the third quarter, Butterfly Software, Ltd. (Butterfly), a privately held company. Systems and Technology (STG) completed two acquisitions: in the first quarter, Platform Computing Corporation (Platform Computing), a privately held company; and in the third quarter, Texas Memory Systems (TMS), a privately held company. All acquisitions were for 100 percent of the acquired companies.

The table below reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2012.

2012 Acquisitions

($ in millions)

	Amortization		Other
	Life (in Years)	Kenexa	Acquisitions
Current assets		$133	$278
Fixed assets/noncurrent assets		98	217
Intangible assets
Goodwill	N/A	1,014	1,880
Completed technology	3 to 7	169	403
Client relationships	4 to 7	179	194
In-process R&D	N/A	—	11
Patents/trademarks	1 to 7	39	37
Total assets acquired		1,632	3,020
Current liabilities		(93)	(143)
Noncurrent liabilities		(188)	(264)
Total liabilities assumed		(281)	(407)
Total purchase price		$1,351	$2,613

N/A—Not applicable

Each acquisition further complemented and enhanced the company’s portfolio of product and services offerings. Green Hat helps customers improve the quality of software applications by enabling developers to use cloud computing technologies to conduct testing of a software application prior to its delivery. Emptoris expands the company’s cloud-based analytics offerings that provide supply chain intelligence leading to better inventory management and cost efficiencies. Worklight delivers mobile application management capabilities to clients across a wide range of industries. The acquisition enhances the company’s comprehensive mobile portfolio, which is designed to help global corporations leverage the proliferation of all mobile devices—from laptops and smartphones to tablets. DemandTec delivers cloud-based analytics software to help organizations improve their price, promotion and product mix within the broad context of enterprise commerce. Varicent’s software automates and analyzes data across sales, finance, human resources and IT departments to uncover trends and optimize sales performance and operations. Vivisimo software automates the discovery of big data, regardless of its format or where it resides, providing decision makers with a view of key business information necessary to drive new initiatives. Tealeaf provides a full suite of customer experience management software, which analyzes interactions on websites and mobile devices. Butterfly offers storage planning software and storage migration tools, helping companies save storage space, operational time, IT budget and power consumption. Platform Computing’s focused technical and distributed computing management software helps clients create, integrate and manage shared computing environments that are used in compute-and-data intensive applications such as simulations, computer modeling and analytics. TMS designs and sells high-performance solid state storage solutions.

For the “Other Acquisitions,” the overall weighted-average life of the identified amortizable intangible assets acquired is 6.6 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $1,880 million has been assigned to the Software ($1,412 million), Global Business Services (GBS) ($5 million), GTS ($21 million) and STG ($443 million) segments. As of the acquisition dates, it is expected that approximately 15 percent of the goodwill will be deductible for tax purposes.

On February 1, 2013, the company announced that it had entered into a definitive agreement to acquire the software portfolio of Star Analytics Inc., a privately held business analytics company based in Redwood City, California. The combination of the company’s and Star Analytics software will advance the company’s business analytics initiatives. The acquisition is subject to customary closing conditions and is expected to be completed in the first quarter of 2013.

On February 7, 2013, the company completed the acquisition of StoredIQ Inc. (StoredIQ), a privately held company based in Austin, Texas. StoredIQ will advance the company’s efforts to help clients derive value from big data and respond more efficiently to litigation and regulations, dispose of information that has outlived its purpose and lower data storage costs. At the date of issuance of the financial statements, the initial purchase accounting was not complete for this acquisition.

2011

In 2011, the company completed five acquisitions of privately held companies at an aggregate cost of $1,849 million.

These acquisitions were completed as follows: in the second quarter, TRIRIGA, Inc. (TRIRIGA); and in the fourth quarter, i2, Algorithmics, Inc. (Algorithmics), Q1 Labs and Curam Software Ltd. (Curam Software). TRIRIGA was integrated into the Software and GBS segments upon acquisition. All other acquisitions were integrated into the Software segment upon acquisition. All acquisitions reflected 100 percent ownership of the acquired companies.

TRIRIGA is a provider of facility and real estate management software solutions, which help clients make strategic decisions regarding space usage, evaluate alternative real estate initiatives, generate higher returns from capital projects and assess environmental impact investments. The acquisition added advanced real estate intelligence to the company’s smarter buildings initiative. i2 expanded the company’s Big Data analytics software for Smarter Cities by helping both public and private entities in government, law enforcement, retail, insurance and other industries access and analyze information they need to address crime, fraud and security threats. Algorithmics provides software and services for improved business insights at financial and insurance institutions to assess risk and address regulatory challenges. Q1 Labs is a provider of security intelligence software and accelerates efforts to help clients more intelligently secure their enterprises by applying analytics to correlate information from key security domains and creating security dashboards for their organizations. Curam Software is a provider of software and services which help governments improve the efficiency, effectiveness and accessibility of social programs for Smarter Cities.

The overall weighted-average life of the indentified intangible assets acquired was 6.9 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $1,291 million was assigned to the Software ($1,277 million) and GBS ($14 million) segments. As of the acquisition dates, it was expected that approximately 25 percent of the goodwill would be deductible for tax purposes.

The table below reflects the purchase price related to these acquisitions and the resulting purchase price allocations as of December 31, 2011.

2011 Acquisitions

($ in millions)

	Amortization	Total
	Life (in Years)	Acquisitions
Current assets		$251
Fixed assets/noncurrent assets		88
Intangible assets
Goodwill	N/A	1,291
Completed technology	7	320
Client relationships	7	222
Patents/trademarks	1 to 7	17
Total assets acquired		2,190
Current liabilities		(191)
Noncurrent liabilities		(150)
Total liabilities assumed		(341)
Total purchase price		$1,849

N/A—Not applicable

2010

In 2010, the company completed 17 acquisitions at an aggregate cost of $6,538 million.

Netezza Corporation (Netezza)—On November 10, 2010, the company completed the acquisition of 100 percent of Netezza, for cash consideration of $1,847 million. Netezza expanded the company’s business analytics initiatives to help clients gain faster insights into their business information, with increased performance at a lower cost of ownership. Netezza was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table below, was entirely assigned to the Software segment. As of the acquisition date, it was expected that none of the goodwill would be deductible for tax purposes. The overall weighted average useful life of the identified intangible assets acquired was 6.9 years.

Sterling Commerce—On August 27, 2010, the company completed the acquisition of 100 percent of Sterling Commerce, a wholly owned subsidiary of AT&T, Inc., for cash consideration of $1,415 million. Sterling Commerce expanded the company’s ability to help clients accelerate their interactions with customers, partners and suppliers through dynamic business networks using either on-premise or cloud delivery models. Sterling Commerce was integrated into the Software segment upon acquisition, and goodwill, as reflected in the table below, was entirely assigned to the Software segment. As of the acquisition date, it was expected that none of the goodwill would be deductible for tax purposes. The overall weighted average useful life of the identified intangible assets acquired was 6.9 years.

Other Acquisitions—The Software segment also completed acquisitions of 10 privately held companies and one publicly held company: in the first quarter, Lombardi Software, Inc. (Lombardi), Intelliden Inc. and Initiate Systems, Inc. (Initiate); in the second quarter, Cast Iron Systems; in the third quarter, BigFix, Inc., Coremetrics and Datacap; and in the fourth quarter, Unica Corporation (Unica), a publicly held company, PSS Systems, OpenPages, Inc. (OpenPages) and Clarity Systems. GTS completed an acquisition in the first quarter: the core operating assets of Wilshire Credit Corporation (Wilshire). GBS also completed an acquisition in the first quarter: National Interest Security Company, LLC, a privately held company. STG completed acquisitions of two privately held companies: in the third quarter, Storwize; and in the fourth quarter, BLADE Network Technologies (BLADE). All acquisitions were for 100 percent of the acquired companies.

Lombardi is a leading provider of business process management software and services, and became part of the company’s application integration software portfolio. Intelliden Inc. is a leading provider of intelligent network automation software and extended the company’s network management offerings. Initiate is a market leader in data integrity software for information sharing among healthcare and government organizations. Cast Iron Systems, a leading Software as a Service (SaaS) and cloud application integration provider, enhances the WebSphere business integration portfolio. BigFix, Inc. is a leading provider of high-performance enterprise systems and security management solutions that revolutionizes the way IT organizations manage and secure their computing infrastructure. Coremetrics, a leader in Web analytics software, expanded the company’s business analytics capabilities by enabling organizations to use cloud computing services to develop faster, more targeted marketing campaigns. Datacap strengthens the company’s ability to help organizations digitize, manage and automate their information assets.

2010 Acquisitions

($ in millions)

	Amortization		Sterling	Other
	Life (in Years)	Netezza	Commerce	Acquisitions
Current assets		$218	$196	$377
Fixed assets/noncurrent assets		73	106	209
Intangible assets
Goodwill	N/A	1,410	1,032	2,312
Completed technology	3 to 7	202	218	497
Client relationships	2 to 7	52	244	293
In-process R&D	N/A	4	—	13
Patents/trademarks	1 to 7	16	14	27
Total assets acquired		1,975	1,810	3,728
Current liabilities		(9)	(129)	(161)
Noncurrent liabilities		(120)	(266)	(291)
Total liabilities assumed		(128)	(395)	(452)
Total purchase price		$1,847	$1,415	$3,277

N/A—Not applicable

Unica, a leading provider of software and services used to automate marketing processes, expanded the company’s ability to help organizations analyze and predict customer preferences and develop more targeted marketing campaigns. PSS Systems is a leading provider of legal information governance and information management software. OpenPages is a leading provider of software that helps companies more easily identify and manage risk and compliance activities across the enterprise through a single management system. Clarity Systems delivers financial governance software that enables organizations to automate the process of collecting, preparing, certifying and controlling financial statements for electronic filing. Wilshire’s mortgage servicing platform continues the strategic focus on the mortgage services industry and strengthens the commitment to deliver mortgage business process outsourcing solutions. National Interest Security Company strengthens the ability to deliver advanced analytics and IT solutions to the public sector. Storwize, a provider of in-line data compression appliance solutions, helps the company to make it more affordable for clients to analyze massive amounts of data in order to provide new insights and business outcomes. BLADE provides server and top-of-rack switches as well as software to virtualize and manage cloud computing and other workloads.

For the “Other Acquisitions,” the overall weighted-average life of the identified intangible assets acquired was 6.4 years. These identified intangible assets will be amortized on a straight-line basis over their useful lives. Goodwill of $2,312 million was assigned to the Software ($1,653 million), GTS ($32 million), GBS ($252 million) and STG ($375 million) segments. As of the acquisition dates, it was expected none of the goodwill would be deductible for tax purposes.

Divestitures

2012

On April 17, 2012, the company announced that it had signed a definitive agreement with Toshiba TEC for the sale of its Retail Store Solutions business to Toshiba TEC. As part of the transaction, Toshiba TEC and the company also signed a multi-year business partner agreement to integrate retail store solutions for Smarter Commerce. The transaction price was $850 millon, and the company will receive approximately $800 million in cash, net of closing date working capital adjustments.

Through December 31, 2012, the company completed the first three phases of the sale. For the completed phases, the company received net proceeds of $546 million, recorded a note receivable of $251 million and recognized a net pre-tax gain of $446 million. The gain was net of the fair value of certain contractual terms, certain transaction costs and the assets and liabilities sold. The gain was recorded in other (income) and expense in the Consolidated Statement of Earnings and the net proceeds are reflected within divestitures of businesses, net of cash transferred within cash flows from investing activities in the Consolidated Statement of Cash Flows. In addition, in the third quarter, the company acquired a 19.9 percent ownership interest for $161 million in Toshiba Global Commerce Solutions Holding Corporation, the new holding company that Toshiba TEC established for the business. The company will retain this ownership for a period of three years at which time Toshiba TEC will purchase the company’s equity interest for the initial acquisition value. This investment was recorded in investments and sundry assets in the Consolidated Statement of Financial Position and the payment was reflected within purchases of marketable securities and other investments within cash flows from investing activities in the Consolidated Statement of Cash Flows.

The company expects to close the next phase of the divestiture in the first quarter of 2013 with subsequent closings expected in future periods. Overall, the company expects to recognize a total pre-tax gain on the sale of approximately $500 million.

2011

During the fourth quarter of 2011, the company completed the divestiture of the iCluster business to Rocket Software. iCluster, which was acquired in the Data Mirror acquisition in 2007, was part of the Software business. This transaction was not material to the Consolidated Financial Statements.

During the second quarter of 2011, the company completed two divestitures related to subsidiaries of IBM Japan. The impact of these transactions was not material to the Consolidated Financial Statements.

2010

On March 31, 2010, the company completed the sale of its activities associated with the sales and support of Dassault Systemes’ (Dassault) product lifecycle management (PLM) software, including customer contracts and related assets to Dassault. The company received net proceeds of $459 million and recognized a net gain of $591 million on the transaction in the first quarter of 2010. The gain was net of the fair value of certain contractual terms, certain transaction costs and the assets and liabilities sold. The gain was recorded in other (income) and expense in the Consolidated Statement of Earnings and the net proceeds were reflected in proceeds from disposition of marketable securities and other investments within cash flow from investing activities in the Consolidated Statement of Cash Flows.

Financial Instruments	12 Months Ended
Dec. 31, 2012
Financial Instruments
Financial Instruments

Note D.
Financial Instruments

Fair Value Measurements

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present the company’s financial assets and financial liabilities that are measured at fair value on a recurring basis at December 31, 2012 and 2011.

($ in millions)

At December 31, 2012:	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents(1)
Time deposits and certificates of deposit	$—	$3,694	$—	$3,694
Commercial paper	—	2,098	—	2,098
Money market funds	1,923	—	—	1,923
Other securities	—	30	—	30
Total	1,923	5,823	—	7,746	(6)
Debt securities—current(2)	—	717	—	717	(6)
Debt securities—noncurrent(3)	2	8	—	10
Available-for-sale equity investments(3)	34	—	—	34
Derivative assets(4)
Interest rate contracts	—	604	—	604
Foreign exchange contracts	—	305	—	305
Equity contracts	—	9	—	9
Total	—	918	—	918	(7)
Total assets	$1,959	$7,466	$—	$9,424	(7)
Liabilities
Derivative liabilities(5)
Foreign exchange contracts	$—	$496	$—	$496
Equity contracts	—	7	—	7
Total liabilities	$—	$503	$—	$503	(7)

(1)       Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2)       Commercial paper and certificates of deposit reported as marketable securities in the Consolidated Statement of Financial Position.

(3)       Included within investments and sundry assets in the Consolidated Statement of Financial Position.

(4)       The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments in sundry assets in the Consolidated Statement of Financial Position at December 31, 2012 are $333 million and $585 million, respectively.

(5)       The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2012 are $426 million and $78 million, respectively.

(6)       Available-for-sale securities with carrying values that approximate fair value.

(7)       If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by $262 million each.

($ in millions)

At December 31, 2011:	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents(1)
Time deposits and certificates of deposit*	$—	$1,931	$—	$1,931
Commercial paper *	—	777	—	777
Money market funds	1,886	—	—	1,886
U.S. government securities	—	2,750	—	2,750
Canada government securities*	—	983	—	983
Other securities	—	8	—	8
Total	1,886	6,449	—	8,335	(5)
Debt securities—noncurrent(2)	1	7	—	8
Available-for-sale equity investments(2)	69	14	—	83
Derivative assets(3)
Interest rate contracts	—	783	—	783
Foreign exchange contracts	—	510	—	510
Equity contracts	—	7	—	7
Total	—	1,300	—	1,300	(6)
Total assets	$1,956	$7,770	$—	$9,726	(6)
Liabilities
Derivative liabilities(4)
Foreign exchange contracts	$—	$523	$—	$523
Equity contracts	—	8	—	8
Total liabilities	$—	$531	$—	$531	(6)

*               Represents a change from the 2011 Annual Report to reflect Canada government securities of $983 million previously reported in Commercial paper, and a reduction of $151 million in Time deposits and certificates of deposit due to certain holdings which were out of the scope of this disclosure.

(1)       Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2)       Included within investments and sundry assets in the Consolidated Statement of Financial Position.

(3)       The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments and sundry assets in the Consolidated Statement of Financial Position at December 31, 2011 are $546 million and $754 million, respectively.

(4)       The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2011 are $365 million and $166 million, respectively.

(5)       Available-for-sale securities with carrying values that approximate fair value.

(6)       If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by $324 million each.

There were no transfers between Levels 1 and 2 for the years ended December 31, 2012 and 2011.

Financial Assets and Liabilities Not Measured at Fair Value

Short-Term Receivables and Payables

Notes and other accounts receivable and other investments are financial assets with carrying values that approximate fair value. Accounts payable, other accrued expenses and short-term debt (excluding the current portion of long-term debt) are financial liabilities with carrying values that approximate fair value. If measured at fair value in the financial statements, these financial instruments would be classified as Level 3 in the fair value hierarcy.

Loans and Long-Term Receivables

Fair values are based on discounted future cash flows using current interest rates offered for similar loans to clients with similar credit ratings for the same remaining maturities. At December 31, 2012 and 2011, the difference between the carrying amount and estimated fair value for loans and long-term receivables was immaterial. If measured at fair value in the financial statements, these financial instruments would be classified as Level 3 in the fair value hierarcy.

Long-Term Debt

Fair value of publicly traded long-term debt is based on quoted market prices for the identical liability when traded as an asset in an active market. For other long-term debt for which a quoted market price is not available, an expected present value technique that uses rates currently available to the company for debt with similar terms and remaining maturities is used to estimate fair value. The carrying amount of long-term debt is $24,088 million and $22,857 million and the estimated fair value is $27,119 million and $27,383 million at December 31, 2012 and 2011, respectively. If measured at fair value in the financial statements, long-term debt (including the current portion) would be classified as Level 2 in the fair value hierarcy.

Debt and Marketable Equity Securities

The company’s cash equivalents and current debt securities are considered available-for-sale and recorded at fair value, which is not materially different from carrying value, in the Consolidated Statement of Financial Position. The following tables summarize the company’s noncurrent debt and marketable equity securities which are also considered available-for-sale and recorded at fair value in the Consolidated Statement of Financial Position.

($ in millions)

		Gross	Gross
	Adjusted	Unrealized	Unrealized	Fair
At December 31, 2012:	Cost	Gains	Losses	Value
Debt securities—noncurrent(1)	$8	$2	$—	$10
Available-for-sale equity investments(1)	$31	$4	$(1)	$34

(1)         Included within investments and sundry assets in the Consolidated Statement of Financial Position.

($ in millions)

		Gross	Gross
	Adjusted	Unrealized	Unrealized	Fair
At December 31, 2011:	Cost	Gains	Losses	Value
Debt securities—noncurrent(1)	$7	$1	$—	$8
Available-for-sale equity investments(1)	$58	$27	$(2)	$83

(1)         Included within investments and sundry assets in the Consolidated Statement of Financial Position.

Based on an evaluation of available evidence as of December 31, 2012, the company believes that unrealized losses on debt and available-for-sale equity securities are temporary and do not represent an other-than-temporary impairment.

Sales of debt and available-for-sale equity securities were as follows:

($ in millions)

For the year ended December 31:	2012	2011	2010
Proceeds	$112	$405	$16
Gross realized gains (before taxes)	45	232	6
Gross realized losses (before taxes)	(1)	(0)	(0)

The after-tax net unrealized gains/(losses) on available-for-sale debt and equity securities that have been included in other comprehensive income/(loss) and the after-tax net (gains)/losses reclassified from accumulated other comprehensive income/(loss) to net income were as follows:

($ in millions)

For the year ended December 31:	2012	2011
Net unrealized gains/(losses) arising during the period	$17	$(7)
Net unrealized (gains)/losses reclassified to net income*	(25)	(143)

*                 Includes writedowns of $2.0 million and $0.3 million in 2012 and 2011, respectively.

The contractual maturities of substantially all available-for-sale debt securities were less than one year at December 31 , 2012.

Derivative Financial Instruments

The company operates in multiple functional currencies and is a significant lender and borrower in the global markets. In the normal course of business, the company is exposed to the impact of interest rate changes and foreign currency fluctuations, and to a lesser extent equity and commodity price changes and client credit risk. The company limits these risks by following established risk management policies and procedures, including the use of derivatives, and, where cost effective, financing with debt in the currencies in which assets are denominated. For interest rate exposures, derivatives are used to better align rate movements between the interest rates associated with the company’s lease and other financial assets and the interest rates associated with its financing debt. Derivatives are also used to manage the related cost of debt. For foreign currency exposures, derivatives are used to better manage the cash flow volatility arising from foreign exchange rate fluctuations.

As a result of the use of derivative instruments, the company is exposed to the risk that counterparties to derivative contracts will fail to meet their contractual obligations. To mitigate the counter-party credit risk, the company has a policy of only entering into contracts with carefully selected major financial institutions based upon their overall credit profile. The company’s established policies and procedures for mitigating credit risk on principal transactions include reviewing and establishing limits for credit exposure and continually assessing the creditworthiness of counterparties. The right of set-off that exists under certain of these arrangements enables the legal entities of the company subject to the arrangement to net amounts due to and from the counterparty reducing the maximum loss from credit risk in the event of counterparty default.

The company is also a party to collateral security arrangements with most of its major counterparties. These arrangements require the company to hold or post collateral (cash or U.S. Treasury securities) when the derivative fair values exceed contractually established thresholds. Posting thresholds can be fixed or can vary based on credit default swap pricing or credit ratings received from the major credit agencies. The aggregate fair value of all derivative instruments under these collateralized arrangements that were in a liability position at December 31, 2012 and 2011 was $94 million and $131 million, respectively, for which no collateral was posted at December 31, 2012 and December 31, 2011. Full collateralization of these agreements would be required in the event that the company’s credit rating falls below investment grade or if its credit default swap spread exceeds 250 basis points, as applicable, pursuant to the terms of the collateral security arrangements. The aggregate fair value of derivative instruments in net asset positions as of December 31, 2012 and 2011 was $918 million and $1,300 million, respectively. This amount represents the maximum exposure to loss at the reporting date as a result of the counter-parties failing to perform as contracted. This exposure was reduced by $262 million and $324 million at December 31, 2012 and 2011, respectively, of liabilities included in master netting arrangements with those counterparties. Additionally, at December 31, 2012 and 2011, this exposure was reduced by $69 million and $466 million of cash collateral, respectively, received by the company. In addition to cash collateral, the company held $31 million in non-cash collateral, in U.S. Treasury securities at December 31, 2012. Per accounting guidance, non-cash collateral is not recorded on the Statement of Financial Position.

The company does not offset derivative assets against liabilities in master netting arrangements nor does it offset receivables or payables recognized upon payment or receipt of cash collateral against the fair values of the related derivative instruments. No amount was recognized in other receivables at December 31, 2012 and December 31, 2011 for the right to reclaim cash collateral. The amount recognized in accounts payable for the obligation to return cash collateral totaled $69 million and $466 million at December 31, 2012 and 2011, respectively. The company restricts the use of cash collateral received to rehypothecation, and therefore reports it in prepaid expenses and other current assets in the Consolidated Statement of Financial Position. No amount was rehypothecated at December 31, 2012 and December 31, 2011.

The company may employ derivative instruments to hedge the volatility in stockholders’ equity resulting from changes in currency exchange rates of significant foreign subsidiaries of the company with respect to the U.S. dollar. These instruments, designated as net investment hedges, expose the company to liquidity risk as the derivatives have an immediate cash flow impact upon maturity which is not offset by a cash flow from the translation of the underlying hedged equity. The company monitors this cash loss potential on an ongoing basis, and may discontinue some of these hedging relationships by de-designating the derivative instrument in order to manage the liquidity risk. Although not designated as accounting hedges, the company may utilize derivatives to offset the changes in the fair value of the de-designated instruments from the date of de-designation until maturity.

In its hedging programs, the company uses forward contracts, futures contracts, interest-rate swaps and cross-currency swaps, depending upon the underlying exposure. The company is not a party to leveraged derivative instruments.

A brief description of the major hedging programs, categorized by underlying risk, follows.

Interest Rate Risk

Fixed and Variable Rate Borrowings

The company issues debt in the global capital markets, principally to fund its financing lease and loan portfolio. Access to cost-effective financing can result in interest rate mismatches with the underlying assets. To manage these mismatches and to reduce overall interest cost, the company uses interest rate swaps to convert specific fixed-rate debt issuances into variable-rate debt (i.e., fair value hedges) and to convert specific variable-rate debt issuances into fixed-rate debt (i.e., cash flow hedges). At December 31, 2012 and 2011, the total notional amount of the company’s interest rate swaps was $4.3 billion and $5.9 billion, respectively. The weighted-average remaining maturity of these instruments at December 31, 2012 and December 31, 2011 was approximately 5.1 years and 5.5 years, respectively.

Forecasted Debt Issuance

The company is exposed to interest rate volatility on future debt issuances. To manage this risk, the company may use forward-starting interest rate swaps to lock in the rate on the interest payments related to the forecasted debt issuance. These swaps are accounted for as cash flow hedges. The company did not have any derivative instruments relating to this program outstanding at December 31, 2012 and 2011.

At December 31, 2012 and 2011, net gains of approximately $1 million and net losses of approximately $5 million (before taxes), respectively, were recorded in AOCI in connection with cash flow hedges of the company’s borrowings. Within these amounts less than $1 million of gains and $6 million of losses, respectively, are expected to be reclassified to net income within the next 12 months, providing an offsetting economic impact against the underlying transactions.

Foreign Exchange Risk

Long-Term Investments in Foreign Subsidiaries

(Net Investment)

A large portion of the company’s foreign currency denominated debt portfolio is designated as a hedge of net investment in foreign subsidiaries to reduce the volatility in stockholders’ equity caused by changes in foreign currency exchange rates in the functional currency of major foreign subsidiaries with respect to the U.S. dollar. The company also uses cross-currency swaps and foreign exchange forward contracts for this risk management purpose. At December 31, 2012 and 2011, the total notional amount of derivative instruments designated as net investment hedges was $3.3 billion and $5.0 billion, respectively. The weighted-average remaining maturity of these instruments at December 31, 2012 and 2011 was approximately 0.4 years for both periods.

Anticipated Royalties and Cost Transactions

The company’s operations generate significant nonfunctional currency, third-party vendor payments and intercompany payments for royalties and goods and services among the company’s non-U.S. subsidiaries and with the parent company. In anticipation of these foreign currency cash flows and in view of the volatility of the currency markets, the company selectively employs foreign exchange forward contracts to manage its currency risk. These forward contracts are accounted for as cash flow hedges. The maximum length of time over which the company is hedging its exposure to the variability in future cash flows is four years. At December 31, 2012 and 2011, the total notional amount of forward contracts designated as cash flow hedges of forecasted royalty and cost transactions was $10.7 billion and $10.9 billion, respectively, with a weighted-average remaining maturity of 0.7 years at both year-end dates.

At December 31, 2012 and December 31, 2011, in connection with cash flow hedges of anticipated royalties and cost transactions, the company recorded net losses of $138 million and net gains of $88 million (before taxes), respectively, in AOCI. Within these amounts $79 million of losses and $191 million of gains, respectively, are expected to be reclassified to net income within the next 12 months, providing an offsetting economic impact against the underlying anticipated transactions.

Foreign Currency Denominated Borrowings

The company is exposed to exchange rate volatility on foreign currency denominated debt. To manage this risk, the company employs cross-currency swaps to convert fixed-rate foreign currency denominated debt to fixed-rate debt denominated in the functional currency of the borrowing entity. These swaps are accounted for as cash flow hedges. The maximum length of time over which the company hedges its exposure to the variability in future cash flows is approximately three years. At December 31, 2012 and December 31, 2011, no instruments relating to this program were outstanding.

Subsidiary Cash and Foreign Currency

Asset/Liability Management

The company uses its Global Treasury Centers to manage the cash of its subsidiaries. These centers principally use currency swaps to convert cash flows in a cost-effective manner. In addition, the company uses foreign exchange forward contracts to economically hedge, on a net basis, the foreign currency exposure of a portion of the company’s nonfunctional currency assets and liabilities. The terms of these forward and swap contracts are generally less than one year. The changes in the fair values of these contracts and of the underlying hedged exposures are generally offsetting and are recorded in other (income) and expense in the Consolidated Statement of Earnings. At December 31, 2012 and 2011, the total notional amount of derivative instruments in economic hedges of foreign currency exposure was $12.9 billion and $13.6 billion, respectively.

Equity Risk Management

The company is exposed to market price changes in certain broad market indices and in the company’s own stock primarily related to certain obligations to employees. Changes in the overall value of these employee compensation obligations are recorded in SG&A expense in the Consolidated Statement of Earnings. Although not designated as accounting hedges, the company utilizes derivatives, including equity swaps and futures, to economically hedge the exposures related to its employee compensation obligations. The derivatives are linked to the total return on certain broad market indices or the total return on the company’s common stock. They are recorded at fair value with gains or losses also reported in SG&A expense in the Consolidated Statement of Earnings. At December 31, 2012 and 2011, the total notional amount of derivative instruments in economic hedges of these compensation obligations was $1.2 billion and $1.0 billion, respectively.

Other Risks

The company may hold warrants to purchase shares of common stock in connection with various investments that are deemed derivatives because they contain net share or net cash settlement provisions. The company records the changes in the fair value of these warrants in other (income) and expense in the Consolidated Statement of Earnings. The company did not have any warrants qualifying as derivatives outstanding at December 31, 2012 and 2011.

The company is exposed to a potential loss if a client fails to pay amounts due under contractual terms. The company utilizes credit default swaps to economically hedge its credit exposures. These derivatives have terms of one year or less. The swaps are recorded at fair value with gains and losses reported in other (income) and expense in the Consolidated Statement of Earnings. The company did not have any derivative instruments relating to this program outstanding at December 31, 2012 and 2011.

The following tables provide a quantitative summary of the derivative and non-derivative instrument related risk management activity as of December 31, 2012 and 2011 as well as for the years ended December 31, 2012, 2011 and 2010, respectively.

Fair Values of Derivative Instruments in the Consolidated Statement of Financial Position

($ in millions)

	Fair Value of Derivative Assets			Fair Value of Derivative Liabilities
	Balance			Balance
	Sheet			Sheet
At December 31:	Classification	2012	2011	Classification	2012	2011
Designated as hedging instruments
Interest rate contracts	Prepaid expenses and other current assets	$47	$50	Other accrued expenses and liabilities	$—	$—
	Investments and sundry assets	557	733	Other liabilities	—	—
Foreign exchange contracts	Prepaid expenses and other current assets	135	407	Other accrued expenses and liabilities	267	273
	Investments and sundry assets	5	—	Other liabilities	78	155
	Fair value of derivative assets	$744	$1,190	Fair value of derivative liabilities	$345	$428
Not designated as hedging instruments
Foreign exchange contracts	Prepaid expenses and other current assets	$142	$82	Other accrued expenses and liabilities	$152	$84
	Investments and sundry assets	23	21	Other liabilities	—	11
Equity contracts	Prepaid expenses and other current assets	9	7	Other accrued expenses and liabilities	7	8
	Fair value of derivative assets	$174	$110	Fair value of derivative liabilities	$159	$103
Total debt designated as hedging instruments
Short-term debt		N/A	N/A		$578	$—
Long-term debt		N/A	N/A		3,035	1,884
Total		$918	$1,300		$4,116	$2,415

N/A—Not applicable

The Effect of Derivative Instruments in the Consolidated Statement of Earnings

($ in millions)

	Gain/(Loss) Recognized in Earnings
	Consolidated
	Statement of	Recognized			Attributable to Risk
	Earnings	on Derivatives(1)			Being Hedged(2)
For the year ended December 31:	Line Item	2012	2011	2010	2012	2011	2010
Derivative instruments in fair value hedges
Interest rate contracts	Cost of financing	$65	$271	$241	$59	$(117)	$(70)
	Interest expense	55	205	160	50	(89)	(46)
Derivative instruments not designated as hedging instruments(1)
Foreign exchange contracts	Other (income) and expense	(311)	352	299	N/A	N/A	N/A
Equity contracts	SG&A expense	110	42	105	N/A	N/A	N/A
Warrants	Other (income) and expense	—	10	—	N/A	N/A	N/A
Total		$(81)	$880	$805	$108	$(206)	$(116)

($ in millions)

	Gain/(Loss) Recognized in Earnings and Other Comprehensive Income
				Consolidated				Ineffectiveness and
	Effective Portion			Statement of	Effective Portion			Amounts Excluded from
	Recognized in OCI			Earnings	Reclassified from AOCI			Effectiveness Testing(3)
For the year ended December 31:	2012	2011	2010	Line Item	2012	2011	2010	2012	2011	2010
Derivative instruments in cash flow hedges
Interest rate contracts	$—	$—	$—	Interest expense	$(6)	$(8)	$(8)	$—	$—	$—

Foreign exchange contracts	32	(266)	371	Other (income) and expense	237	(247)	(54)	3	(3)	(4)
				Cost of sales	7	(182)	(92)	—	—	—
				SG&A expense	16	(74)	(49)	—	—	—
Instruments in net investment hedges(4)
Foreign exchange contracts	(26)	45	178	Interest expense	—	0	0	11	(9)	(3)
Total	$6	$(221)	$549		$253	$(511)	$(203)	$14	$(12)	$(7)

(1)   The amount includes changes in clean fair values of the derivative instruments in fair value hedging relationships and the periodic accrual for coupon payments required under these derivative contracts.

(2)   The amount includes basis adjustments to the carrying value of the hedged item recorded during the period and amortization of basis adjustments recorded on de-designated hedging relationships during the period.

(3)   The amount of gain/(loss) recognized in income represents ineffectiveness on hedge relationships.

(4)   Instruments in net investment hedges include derivative and non-derivative instruments.

N/A—Not applicable

For the 12 months ending December 31, 2012, 2011 and 2010, there were no significant gains or losses recognized in earnings representing hedge ineffectiveness or excluded from the assessment of hedge effectiveness (for fair value hedges), or associated with an underlying exposure that did not or was not expected to occur (for cash flow hedges); nor are there any anticipated in the normal course of business.

Refer to note A, “Significant Accounting Policies,” on page 83 for additional information on the company’s use of derivative financial instruments.

Inventories	12 Months Ended
Dec. 31, 2012
Inventories
Inventories	Note E. Inventories ($ in millions)
At December 31:	2012	2011
Finished goods	$475	$589
Work in process and raw materials	1,812	2,007
Total	$2,287	$2,595

Financing Receivables	12 Months Ended
Dec. 31, 2012
Financing Receivables
Financing Receivables

Note F.

Financing Receivables

The following table presents financing receivables, net of allowances for credit losses, including residual values.

($ in millions)

At December 31:	2012	2011
Current
Net investment in sales-type and direct financing leases	$3,862	$3,765
Commercial financing receivables	7,750	7,095
Client loan receivables	5,395	5,195
Installment payment receivables	1,031	846
Total	$18,038	$16,901
Noncurrent
Net investment in sales-type and direct financing leases	$6,107	$5,406
Commercial financing receivables	5	34
Client loan receivables	5,966	4,925
Installment payment receivables	733	410
Total	$12,812	$10,776

Net investment in sales-type and direct financing leases relates principally to the company’s systems products and are for terms ranging generally from two to six years. Net investment in sales-type and direct financing leases includes unguaranteed residual values of $794 million and $745 million at December 31, 2012 and 2011, respectively, and is reflected net of unearned income of $728 million and $733 million, and net of the allowance for credit losses of $114 million and $118 million at those dates, respectively. Scheduled maturities of minimum lease payments outstanding at December 31, 2012, expressed as a percentage of the total, are approximately: 2013, 42 percent; 2014, 29 percent; 2015, 18 percent; 2016, 9 percent; and 2017 and beyond, 3 percent.

Commercial financing receivables, net of allowance for credit losses of $46 million and $53 million at December 31, 2012 and 2011, respectively, relate primarily to inventory and accounts receivable financing for dealers and remarketers of IBM and non-IBM products. Payment terms for inventory and accounts receivable financing generally range from 30 to 90 days.

Client loan receivables, net of allowance for credit losses of $155 million and $126 million at December 31, 2012 and 2011, respectively, are loans that are provided primarily to clients to finance the purchase of software and services. Separate contractual relationships on these financing arrangements are for terms ranging generally from one to seven years.

Installment payment receivables, net of allowance for credit losses of $39 million and $51 million at December 31, 2012 and 2011, respectively, are loans that are provided primarily to clients to finance hardware, software and services ranging generally from one to three years.

Client loan receivables and installment payment receivables financing contracts are priced independently at competitive market rates. The company has a history of enforcing the terms of these separate financing agreements.

The company utilizes certain of its financing receivables as collateral for non-recourse borrowings. Financing receivables pledged as collateral for borrowings were $650 million and $410 million at December 31, 2012 and 2011, respectively. These borrowings are included in note J, “Borrowings,” on pages 104 and 105.

The company did not have any financing receivables held for sale as of December 31, 2012 and 2011.

Financing Receivables by Portfolio Segment

The following tables present financing receivables on a gross basis, excluding the allowance for credit losses and residual value, by portfolio segment and by class, excluding current commercial financing receivables and other miscellaneous current financing receivables at December 31, 2012 and 2011. The company determines its allowance for credit losses based on two portfolio segments: lease receivables and loan receivables, and further segments the portfolio into two classes: major markets and growth markets.

($ in millions)

	Major	Growth
At December 31, 2012:	Markets	Markets	Total
Financing receivables
Lease receivables	$7,036	$2,138	$9,174
Loan receivables	9,666	3,670	13,336
Ending balance	$16,701	$5,808	$22,510
Collectively evaluated for impairment	$16,570	$5,684	$22,254
Individually evaluated for impairment	$131	$125	$256
Allowance for credit losses:
Beginning balance at January 1, 2012
Lease receivables	$79	$40	$118
Loan receivables	125	64	189
Total	$203	$104	$307
Write-offs	(14)	(1)	(15)
Provision	(9)	38	28
Other	0	(2)	(2)
Ending balance at December 31, 2012	$180	$138	$318
Lease receivables	$59	$55	$114
Loan receivables	$121	$84	$204
Collectively evaluated for impairment	$69	$29	$98
Individually evaluated for impairment	$111	$109	$220

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets	Total
Financing receivables
Lease receivables	$6,510	$1,921	$8,430
Loan receivables	9,077	2,552	11,629
Ending balance	$15,587	$4,472	$20,060
Collectively evaluated for impairment	$15,321	$4,370	$19,692
Individually evaluated for impairment	$266	$102	$368
Allowance for credit losses:
Beginning balance at January 1, 2011
Lease receivables	$84	$42	$126
Loan receivables	150	76	226
Total	$234	$119	$353
Write-offs	(68)	(16)	(84)
Provision	39	5	44
Other	(1)	(4)	(5)
Ending balance at December 31, 2011	$203	$104	$307
Lease receivables	$79	$40	$118
Loan receivables	$125	$64	$189
Collectively evaluated for impairment	$82	$15	$96
Individually evaluated for impairment	$122	$89	$211

When determining the allowances, financing receivables are evaluated either on an individual or a collective basis. For individually evaluated receivables, the company determines the expected cash flow for the receivable and calculates an estimate of the potential loss and the probability of loss. For those accounts in which the loss is probable, the company records a specific reserve. In addition, the company records an unallocated reserve that is calculated by applying a reserve rate to its different portfolios, excluding accounts that have been specifically reserved. This reserve rate is based upon credit rating, probability of default, term, characteristics (lease/loan) and loss history.

Financing Receivables on Non-Accrual Status

The following table presents the recorded investment in financing receivables which were on non-accrual status at December 31, 2012 and 2011.

($ in millions)

At December 31:	2012	2011
Major markets	$27	$46
Growth markets	21	20
Total lease receivables	$47	$66
Major markets	$67	$75
Growth markets	25	24
Total loan receivables	$92	$99
Total receivables	$139	$165

Impaired Loans

The company considers any loan with an individually evaluated reserve as an impaired loan. Depending on the level of impairment, loans will also be placed on a non-accrual status. The following tables present impaired client loan receivables at December 31, 2012 and 2011.

($ in millions)

	Recorded	Related
At December 31, 2012:	Investment	Allowance
Major markets	$88	$77
Growth markets	72	65
Total	$160	$143

($ in millions)

	Recorded	Related
At December 31, 2011:	Investment	Allowance
Major markets	$110	$70
Growth markets	62	53
Total	$172	$123

($ in millions)

			Interest
			Income
	Average	Interest	Recognized
	Recorded	Income	on Cash
For the year ended December 31, 2012:	Investment	Recognized	Basis
Major markets	$90	$0	$0
Growth markets	65	0	0
Total	$156	$0	$0

($ in millions)

			Interest
			Income
	Average	Interest	Recognized
	Recorded	Income	on Cash
For the year ended December 31, 2011:	Investment	Recognized	Basis
Major markets	$142	$2	$0
Growth markets	90	0	0
Total	$232	$3	$0

Credit Quality Indicators

The company’s credit quality indicators are based on rating agency data, publicly available information and information provided by customers, and are reviewed periodically based on the relative level of risk. The resulting indicators are a numerical rating system that maps to Moody’s Investors Service credit ratings as shown below. Moody’s does not provide credit ratings to the company on its customers.

The tables present the gross recorded investment for each class of receivables, by credit quality indicator, at December 31, 2012 and 2011. Receivables with a credit quality indicator ranging from Aaa to Baa3 are considered investment grade. All others are considered non-investment grade. The credit quality indicators do not reflect mitigation actions that the company may take to transfer credit risk to third parties.

Lease Receivables

($ in millions)

	Major	Growth
At December 31, 2012:	Markets	Markets
Credit rating
Aaa–Aa3	$646	$86
A1–A3	1,664	223
Baa1–Baa3	2,285	776
Ba1–Ba2	1,367	450
Ba3–B1	552	418
B2–B3	399	127
Caa–D	124	58
Total	$7,036	$2,138

Loan Receivables

($ in millions)

	Major	Growth
At December 31, 2012:	Markets	Markets
Credit rating
Aaa–Aa3	$887	$148
A1–A3	2,286	382
Baa1–Baa3	3,139	1,333
Ba1–Ba2	1,878	773
Ba3–B1	758	718
B2–B3	548	218
Caa–D	170	99
Total	$9,666	$3,670

Lease Receivables

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets
Credit rating
Aaa–Aa3	$697	$139
A1–A3	1,459	306
Baa1–Baa3	2,334	654
Ba1–Ba2	1,118	457
Ba3–B1	534	252
B2–B3	260	97
Caa–D	108	15
Total	$6,510	$1,921

Loan Receivables

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets
Credit rating
Aaa–Aa3	$971	$185
A1–A3	2,034	407
Baa1–Baa3	3,255	869
Ba1–Ba2	1,559	607
Ba3–B1	744	335
B2–B3	362	129
Caa–D	151	20
Total	$9,077	$2,552

At December 31, 2012, the industries which made up Global Financing’s receivables portfolio consist of: Financial (38 percent), Government (16 percent), Manufacturing (14 percent), Retail (9 percent), Services (7 percent), Healthcare (6 percent), Communications (6 percent) and Other (4 percent).

At December 31, 2011, the industries which made up Global Financing’s receivables portfolio consist of: Financial (39 percent), Government (15 percent), Manufacturing (13 percent), Retail (9 percent), Services (7 percent), Healthcare (6 percent), Communications (6 percent) and Other (5 percent).

Past Due Financing Receivables

($ in millions)

				Recorded
	Total		Total	Investment
	Past Due		Financing	> 90 Days
At December 31, 2012:	> 90 Days*	Current	Receivables	and Accruing
Major markets	$8	$7,028	$7,036	$5
Growth markets	11	2,127	2,138	8
Total lease receivables	$20	$9,154	$9,174	$13
Major markets	$27	$9,639	$9,666	$8
Growth markets	36	3,634	3,670	31
Total loan receivables	$63	$13,273	$13,336	$39
Total	$82	$22,428	$22,510	$52

*               Does not include accounts that are fully reserved.

($ in millions)

				Recorded
	Total		Total	Investment
	Past Due		Financing	> 90 Days
At December 31, 2011:	> 90 Days*	Current	Receivables	and Accruing
Major markets	$6	$6,504	$6,510	$6
Growth markets	9	1,911	1,921	6
Total lease receivables	$16	$8,415	$8,430	$12
Major markets	$23	$9,054	$9,077	$7
Growth markets	22	2,530	2,552	19
Total loan receivables	$46	$11,584	$11,629	$26
Total	$62	$19,998	$20,060	$38

* Does not include accounts that are fully reserved.

Troubled Debt Restructurings

The company assessed all restructurings that occurred on or after January 1, 2011 and determined that there were no troubled debt restructurings for the years ended December 31, 2011 and 2012.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment
Property, Plant and Equipment

Note G.

Property, Plant and Equipment

($ in millions)

At December 31:	2012	2011
Land and land improvements	$747	$786
Buildings and building improvements	9,610	9,531
Plant, laboratory and office equipment	27,731	26,843
Plant and other property—gross	38,088	37,160
Less: Accumulated depreciation	25,234	24,703
Plant and other property—net	12,854	12,457
Rental machines	2,414	2,964
Less: Accumulated depreciation	1,271	1,538
Rental machines—net	1,142	1,426
Total—net	$13,996	$13,883

Investments and Sundry Assets	12 Months Ended
Dec. 31, 2012
Investments and Sundry Assets
Investments and Sundry Assets

Note H.

Investments and Sundry Assets

($ in millions)

At December 31:	2012	2011
Deferred transition and setup costs and other deferred arrangements*	$1,630	$1,784
Derivatives—noncurrent**	585	753
Alliance investments
Equity method	120	131
Non-equity method	226	127
Prepaid software	306	233
Long-term deposits	318	307
Other receivables	204	208
Employee benefit-related	439	493
Prepaid income taxes	459	261
Other assets	735	598
Total	$5,021	$4,895

*              Deferred transition and setup costs and other deferred arrangements are related to Global Services client arrangements. See note A, “Significant Accounting Policies,” on page 79 for additional information.

**       See note D, “Financial Instruments,” on pages 94 through 98 for the fair value of all derivatives reported in the Consolidated Statement of Financial Position.

Intangible Assets Including Goodwill	12 Months Ended
Dec. 31, 2012
Intangible Assets Including Goodwill
Intangible Assets Including Goodwill

Note I.

Intangible Assets Including Goodwill

Intangible Assets

The following table details the company’s intangible asset balances by major asset class.

($ in millions)

	Gross		Net
	Carrying	Accumulated	Carrying
At December 31, 2012:	Amount	Amortization	Amount
Intangible asset class
Capitalized software	$1,527	$(665)	$861
Client relationships	2,103	(961)	1,142
Completed technology	2,709	(1,112)	1,597
In-process R&D	28	—	28
Patents/trademarks	281	(127)	154
Other*	31	(27)	3
Total	$6,679	$(2,892)	$3,787

($ in millions)

	Gross		Net
	Carrying	Accumulated	Carrying
At December 31, 2011:	Amount	Amortization	Amount
Intangible asset class
Capitalized software	$1,478	$(678)	$799
Client relationships	1,751	(715)	1,035
Completed technology	2,160	(746)	1,414
In-process R&D	18	—	18
Patents/trademarks	207	(88)	119
Other*	29	(22)	7
Total	$5,642	$(2,250)	$3,392

*     Other intangibles are primarily acquired proprietary and nonproprietary business processes, methodologies and systems.

The net carrying amount of intangible assets increased $395 million during the year ended December 31, 2012, primarily due to intangible asset additions resulting from acquisitions, partially offset by amortization. There was no impairment of intangible assets recorded in 2012 and 2011.

Total amortization was $1,284 million and $1,226 million for the years ended December 31, 2012 and 2011, respectively. The aggregate amortization expense for acquired intangibles assets (excluding capitalized software) was $709 million and $634 million for the years ended December 31, 2012 and 2011, respectively. In addition, in 2012 the company retired $641 million of fully amortized intangible assets, impacting both the gross carrying amount and accumulated amortization by this amount.

The amortization expense for each of the five succeeding years relating to intangible assets currently recorded in the Consolidated Statement of Financial Position is estimated to be the following at December 31, 2012:

($ in millions)

	Capitalized	Acquired
	Software	Intangibles	Total
2013	$501	$729	$1,230
2014	277	626	903
2015	83	498	581
2016	—	458	458
2017	—	340	340

Goodwill

The changes in the goodwill balances by reportable segment, for the years ended December 31, 2012 and 2011, are as follows:

($ in millions)

					Foreign
					Currency
	Balance		Purchase		Translation	Balance
	January 1,	Goodwill	Price		and Other	December 31,
Segment	2012	Additions	Adjustments	Divestitures	Adjustments	2012
Global Business Services	$4,313	$5	$(0)	$(2)	$42	$4,357
Global Technology Services	2,646	264	—	(0)	6	2,916
Software	18,121	2,182	(30)	(6)	137	20,405
Systems and Technology	1,133	443	(0)	(14)	6	1,568
Total	$26,213	$2,894	$(30)	$(22)	$192	$29,247

($ in millions)

					Foreign
					Currency
	Balance		Purchase		Translation	Balance
	January 1,	Goodwill	Price		and Other	December 31,
Segment	2011	Additions	Adjustments	Divestitures	Adjustments	2011
Global Business Services	$4,329	$14	$(0)	$(10)	$(20)	$4,313
Global Technology Services	2,704	—	(1)	(2)	(55)	2,646
Software	16,963	1,277	10	(2)	(127)	18,121
Systems and Technology	1,139	—	(6)	—	(0)	1,133
Total	$25,136	$1,291	$2	$(13)	$(203)	$26,213

Purchase price adjustments recorded in 2012 and 2011 were related to acquisitions that were completed on or prior to December 31, 2011 or December 31, 2010, respectively, and were still subject to the measurement period that ends at the earlier of 12 months from the acquisition date or when information becomes available. There were no goodwill impairment losses recorded in 2012 or 2011, and the company has no accumulated goodwill impairment losses.

Borrowings	12 Months Ended
Dec. 31, 2012
Borrowings
Borrowings

Note J.
Borrowings

Short-Term Debt

($ in millions)

At December 31:	2012	2011
Commercial paper	$1,800	$2,300
Short-term loans	1,789	1,859
Long-term debt—current maturities	5,593	4,306
Total	$9,181	$8,463

The weighted-average interest rate for commercial paper at December 31, 2012 and 2011 was 0.1 percent, respectively. The weighted-average interest rates for short-term loans was 1.8 percent and 1.2 percent at December 31, 2012 and 2011, respectively.

Long-Term Debt

Pre-Swap Borrowing

($ in millions)

At December 31:	Maturities	2012	2011
U.S. dollar notes and debentures (average interest rate at December 31, 2012):
2.79%	2013–2014	$7,131	$8,615
1.46%	2015–2016	5,807	2,414
5.29%	2017–2021	7,457	8,600
1.88%	2022	1,000	500
7.00%	2025	600	600
6.22%	2027	469	469
6.50%	2028	313	313
5.875%	2032	600	600
8.00%	2038	83	187
5.60%	2039	745	1,545
4.00%	2042	1,107	—
7.00%	2045	27	27
7.125%	2096	316	322
		25,656	24,192
Other currencies (average interest rate at December 31, 2012, in parentheses):
Euros(3.6%)	2013–2019	2,338	1,037
Japanese yen (0.7%)	2013–2014	878	1,123
Swiss francs (3.8%)	2015–2020	178	173
Canadian (2.2%)	2017	502	—
Other(4.6%)	2013–2017	107	177
		29,660	26,702
Less: net unamortized discount		865	533
Add: fair value adjustment*		886	994
		29,680	27,161
Less: current maturities		5,593	4,306
Total		$24,088	$22,857

*               The portion of the company’s fixed-rate debt obligations that is hedged is reflected in the Consolidated Statement of Financial Position as an amount equal to the sum of the debt’s carrying value plus a fair value adjustment representing changes in the fair value of the hedged debt obligations attributable to movements in benchmark interest rates.

Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

(in millions)

	2012		2011
For the year ended December 31:	Amount	Average Rate	Amount	Average Rate
Fixed-rate debt	$24,049	3.43%	$18,547	4.38%
Floating-rate debt*	5,631	1.91%	8,614	1.54%
Total	$29,680		$27,161

*               Includes $4,252 million in 2012 and $5,898 million in 2011 of notional interest rate swaps that effectively convert the fixed-rate long-term debt into floating-rate debt. (See note D, “Financial Instruments,” on pages 92 to 98.)

Pre-swap annual contractual maturities of long-term debt outstanding at December 31, 2012, are as follows:

($ in millions)

Total
2013	$5,561
2014	3,791
2015	2,677
2016	3,058
2017	4,531
2018 and beyond	10,042
Total	$29,660

Debt Exchange

In the second quarter of 2012, the company completed an exchange of approximately $6 million of principal of its 7.125 percent debentures due 2096, $104 million of principal of its 8.00 percent notes due in 2038 and $800 million of principal of its 5.600 percent senior notes due in 2039 for approximately $1,107 million of 4.00 percent senior notes due in 2042 and cash of approximately $121 million. The exchange was completed to retire high coupon debt in the current favorable interest rate environment.

The debt exchange was accounted for as a non-revolving debt modification in accordance with accounting guidance, and therefore it did not result in any gain or loss recorded in the Consolidated Statement of Earnings. Cash payments will be amortized over the life of the new debt. Administrative fees with third parties in relation to the exchange were expensed as incurred.

Interest on Debt

($ in millions)

For the year ended December 31:	2012	2011	2010
Cost of financing	$545	$553	$555
Interest expense	470	402	365
Net investment derivative activity	(11)	9	3
Interest capitalized	18	9	5
Total interest paid and accrued	$1,022	$973	$928

Refer to the related discussion on page 136 in note T, “Segment Information,” for total interest expense of the Global Financing segment. See note D, “Financial Instruments,” on pages 92 to 98 for a discussion of the use of currency and interest rate swaps in the company’s debt risk management program.

Lines of Credit

In 2011, the company renewed its five-year, $10 billion Credit Agreement (the “Credit Agreement”), which expires on November 10, 2016. In 2012, the company extended the term of the global credit facility by one year to November 10, 2017. The total expense recorded by the company related to this facility was $5.3 million in 2012, $5.0 million in 2011 and $6.2 million in 2010. The Credit Agreement permits the company and its Subsidiary Borrowers to borrow up to $10 billion on a revolving basis. Borrowings of the Subsidiary Borrowers will be unconditionally backed by the company. The company may also, upon the agreement of either existing lenders, or of the additional banks not currently party to the Credit Agreement, increase the commitments under the Credit Agreement up to an additional $2.0 billion. Subject to certain terms of the Credit Agreement, the company and Subsidiary Borrowers may borrow, prepay and reborrow amounts under the Credit Agreement at any time during the Credit Agreement. Interest rates on borrowings under the Credit Agreement will be based on prevailing market interest rates, as further described in the Credit Agreement. The Credit Agreement contains customary representations and warranties, covenants, events of default, and indemnification provisions. The company believes that circumstances that might give rise to breach of these covenants or an event of default, as specified in the Credit Agreement, are remote. As of December 31, 2012, there were no borrowings by the company, or its subsidiaries, under the Credit Agreement.

The company also has other committed lines of credit in some of the geographies which are not significant in the aggregate. Interest rates and other terms of borrowing under these lines of credit vary from country to country, depending on local market conditions.

Other Liabilities	12 Months Ended
Dec. 31, 2012
Other Liabilities
Other Liabilities

Note K.

Other Liabilities

($ in millions)

At December 31:	2012	2011
Income tax reserves	$2,527	$3,989
Executive compensation accruals	1,542	1,388
Disability benefits	890	835
Derivative liabilities	78	166
Special actions	430	347
Workforce reductions	473	366
Deferred taxes	448	549
Environmental accruals	216	249
Noncurrent warranty accruals	167	163
Asset retirement obligations	127	166
Other	709	777
Total	$7,607	$8,996

In response to changing business needs, the company periodically takes workforce reduction actions to improve productivity, cost competitiveness and to rebalance skills. The noncurrent contractually obligated future payments associated with these activities are reflected in the workforce reductions caption in the table above.

In addition, the company executed certain special actions as follows: (1) the second quarter of 2005 associated with Global Services, primarily in Europe, (2) the fourth quarter of 2002 associated with the acquisition of the PricewaterhouseCoopers consulting business, (3) the second quarter of 2002 associated with the Microelectronics Division and the rebalancing of the company’s workforce and leased space resources, (4) the 2002 actions associated with the hard disk drive business for reductions in workforce, manufacturing capacity and space, (5) the actions taken in 1999, and (6) the actions that were executed prior to 1994.

The table below provides a roll forward of the current and noncurrent liabilities associated with these special actions. The current liabilities presented in the table are included in other accrued expenses and liabilities in the Consolidated Statement of Financial Position.

(in millions)

	Liability			Liability
	as of			as of
	January 1,		Other	December 31,
	2012	Payments	Adjustments*	2012
Current
Workforce	$33	$(32)	$27	$28
Space	4	(4)	1	2
Total current	$38	$(36)	$28	$30
Noncurrent
Workforce	$344	$—	$85	$430
Space	3	—	(3)	0
Total noncurrent	$347	$—	$83	$430

*               The other adjustments column in the table above principally includes the reclassification of noncurrent to current, remeasurement of actuarial assumptions, foreign currency translation adjustments and interest accretion.

The workforce accruals primarily relate to terminated employees who are no longer working for the company who were granted annual payments to supplement their incomes in certain countries. Depending on the individual country’s legal requirements, these required payments will continue until the former employee begins receiving pension benefits or passes away. The space accruals are for ongoing obligations to pay rent for vacant space that could not be sublet or space that was sublet at rates lower than the committed lease arrangement. The length of these obligations varies by lease with the longest extending through 2014.

The company employs extensive internal environmental protection programs that primarily are preventive in nature. The company also participates in environmental assessments and cleanups at a number of locations, including operating facilities, previously owned facilities and Superfund sites. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts have been recorded for non-ARO environmental liabilities that are not probable or estimable. The total amounts accrued for non-ARO environmental liabilities, including amounts classified as current in the Consolidated Statement of Financial Position, that do not reflect actual or anticipated insurance recoveries, were $229 million and $262 million at December 31, 2012 and 2011, respectively. Estimated environmental costs are not expected to materially affect the consolidated financial position or consolidated results of the company’s operations in future periods. However, estimates of future costs are subject to change due to protracted cleanup periods and changing environmental remediation regulations.

As of December 31, 2012, the company was unable to estimate the range of settlement dates and the related probabilities for certain asbestos remediation AROs. These conditional AROs are primarily related to the encapsulated structural fireproofing that is not subject to abatement unless the buildings are demolished and non-encapsulated asbestos that the company would remediate only if it performed major renovations of certain existing buildings. Because these conditional obligations have indeterminate settlement dates, the company could not develop a reasonable estimate of their fair values. The company will continue to assess its ability to estimate fair values at each future reporting date. The related liability will be recognized once sufficient additional information becomes available. The total amounts accrued for ARO liabilities, including amounts classified as current in the Consolidated Statement of Financial Position were $171 million and $187 million at December 31, 2012 and 2011, respectively.

Equity Activity	12 Months Ended
Dec. 31, 2012
Equity Activity
Equity Activity

Note L.

Equity Activity

The authorized capital stock of IBM consists of 4,687,500,000 shares of common stock with a $.20 per share par value, of which 1,117,367,676 shares were outstanding at December 31, 2012 and 150,000,000 shares of preferred stock with a $.01 per share par value, none of which were outstanding at December 31, 2012.

Stock Repurchases

The Board of Directors authorizes the company to repurchase IBM common stock. The company repurchased 61,246,371 common shares at a cost of $12,008 million, 88,683,716 common shares at a cost of $15,034 million and 117,721,650 common shares at a cost of $15,419 million in 2012, 2011 and 2010, respectively. These amounts reflect transactions executed through December 31 of each year. Actual cash disbursements for repurchased shares may differ due to varying settlement dates for these transactions. At December 31, 2012, $8,652 million of Board common stock repurchase authorization was still available. The company plans to purchase shares on the open market or in private transactions from time to time, depending on market conditions.

Other Stock Transactions

The company issued the following shares of common stock as part of its stock-based compensation plans and employees stock purchase plan: 15,091,320 shares in 2012, 20,669,785 shares in 2011 and 34,783,386 shares in 2010.The company issued 2,746,169 treasury shares in 2012, 4,920,198 treasury shares in 2011 and 7,929,318 treasury shares in 2010, as a result of exercises of stock options by employees of certain acquired businesses and by non-U.S. employees. Also, as part of the company’s stock-based compensation plans, 2,406,007 common shares at a cost of $468 million, 1,717,246 common shares at a cost of $289 million and 2,334,932 common shares at a cost of $297 million in 2012, 2011 and 2010, respectively, were remitted by employees to the company in order to satisfy minimum statutory tax withholding requirements. These amounts are included in the treasury stock balance in the Consolidated Statement of Financial Position and the Consolidated Statement of Changes in Equity.

Reclassifications and Taxes Related to Items of Other Comprehensive Income

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2012:	Amount	Benefit	Amount
Other comprehensive income/(loss)
Foreign currency translation adjustments	$(44)	$10	$(34)
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$8	$(4)	$4
Reclassification of (gains)/losses to other (income) and expense	(42)	17	(25)
Subsequent changes in previously impaired securities arising during the period	20	(8)	12
Total net changes related to available-for-sale securities	$(14)	$5	$(9)
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$32	$(27)	$5
Reclassification of (gains)/losses to:
Cost of sales	(7)	(6)	(13)
SG&A expense	(16)	4	(12)
Other (income) and expense	(237)	91	(146)
Interest expense	6	(3)	3
Total unrealized gains/(losses) on cash flow hedges	$(220)	$59	$(161)
Retirement-related benefit plans(1)
Net (losses)/gains arising during the period	$(7,489)	$2,327	$(5,162)
Curtailments and settlements	(2)	0	(2)
Amortization of prior service (credits)/cost	(148)	59	(89)
Amortization of net gains/(losses)	2,457	(874)	1,583
Total retirement-related benefit plans	$(5,182)	$1,513	$(3,669)
Other comprehensive income/(loss)	$(5,460)	$1,587	$(3,874)

(1)       These AOCI components are included in the computation of net periodic pension cost. (See note S, “Retirement-Related Benefits,” on pages 120 to 134 for additional information.)

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2011:	Amount	Benefit	Amount
Other comprehensive income/(loss)
Foreign currency translation adjustments	$(693)	$(18)	$(711)
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$(14)	$5	$(9)
Reclassification of (gains)/losses to other (income) and expense	(231)	88	(143)
Subsequent changes in previously impaired securities arising during the period	4	(1)	3
Total net changes related to available-for-sale securities	$(241)	$91	$(150)
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$(266)	$105	$(162)
Reclassification of (gains)/losses to:
Cost of sales	182	(61)	121
SG&A expense	75	(23)	52
Other (income) and expense	247	(3)	244
Interest expense	8	(95)	(88)
Total unrealized gains/(losses) on cash flow hedges	$245	$(77)	$167
Retirement-related benefit plans(1)
Prior service costs/(credits)	$(28)	$7	$(22)
Net (losses)/gains arising during the period	(5,463)	1,897	(3,566)
Curtailments and settlements	11	(3)	7
Amortization of prior service (credits)/cost	(157)	62	(94)
Amortization of net gains/(losses)	1,847	(619)	1,227
Total retirement-related benefit plans	$(3,790)	$1,343	$(2,448)
Other comprehensive income/(loss)	$(4,479)	$1,339	$(3,142)

(1)       These AOCI components are included in the computation of net periodic pension cost (See note S, “Retirement-Related Benefits,” on pages 120 to 134 for additional information.)

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2010:	Amount	Benefit	Amount
Other comprehensive income/(loss)
Foreign currency translation adjustments	$712	$(69)	$643
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$70	$(24)	$46
Reclassification of (gains)/losses to other (income) and expense	0	(0)	(0)
Subsequent changes in previously impaired securities arising during the period	8	(3)	5
Total net changes related to available-for-sale securities	$78	$(27)	$51
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$371	$(120)	$251
Reclassification of (gains)/losses to:
Cost of sales	92	(32)	60
SG&A expense	49	(17)	33
Other (income) and expense	54	(17)	37
Interest expense	8	(3)	5
Total unrealized gains/(losses) on cash flow hedges	$573	$(188)	$385
Retirement-related benefit plans(1)
Prior service costs/(credits)	$28	$(8)	$20
Net (losses)/gains arising during the period	(2,728)	1,016	(1,712)
Curtailments and settlements	10	(3)	7
Amortization of prior service (credits)/cost	(183)	67	(116)
Amortization of net gains/(losses)	1,249	(441)	808
Total retirement-related benefit plans	$(1,624)	$632	$(992)
Other comprehensive income/(loss)	$(260)	$348	$87

(1)       These AOCI components are included in the computation of net periodic pension cost. (See note S, “Retirement-Related Benefits,” on pages 120 to 134 for additional information.)

Accumulated Other Comprehensive Income/(Loss) (net of tax)

($ in millions)

			Net Change	Net Unrealized
	Net Unrealized	Foreign	Retirement-	Gains/(Losses)	Accumulated
	Gains/(Losses)	Currency	Related	on Available-	Other
	on Cash Flow	Translation	Benefit	For-Sale	Comprehensive
	Hedges	Adjustments*	Plans	Securities	Income/(Loss)
December 31, 2009	$(481)	$1,836	$(20,297)	$113	$(18,830)
Other comprehensive income before reclassifications	251	643	(1,684)	51	(739)
Amount reclassified from accumulated other comprehensive income	134	0	692	0	826
Total change for the period	385	643	(992)	51	87
December 31, 2010	(96)	2,478	(21,289)	164	(18,743)
Other comprehensive income before reclassifications	(162)	(711)	(3,581)	(7)	(4,461)
Amount reclassified from accumulated other comprehensive income	329	0	1,133	(143)	1,319
Total change for the period	167	(711)	(2,448)	(150)	(3,142)
December 31, 2011	71	1,767	(23,737)	13	(21,885)
Other comprehensive income before reclassifications	5	(34)	(5,164)	16	(5,177)
Amount reclassified from accumulated other comprehensive income	(167)	0	1,495	(25)	1,303
Total change for the period	(161)	(34)	(3,669)	(9)	(3,874)
December 31, 2012	$(90)	$1,733	$(27,406)	$4	$(25,759)

* Foreign currency translation adjustments are presented gross except for any associated hedges which are presented net of tax.

Contingencies and Commitments	12 Months Ended
Dec. 31, 2012
Contingencies and Commitments
Contingencies and Commitments

Note M.

Contingencies and Commitments

Contingencies

As a company with a substantial employee population and with clients in more than 170 countries, IBM is involved, either as plaintiff or defendant, in a variety of ongoing claims, demands, suits, investigations, tax matters and proceedings that arise from time to time in the ordinary course of its business. The company is a leader in the information technology industry and, as such, has been and will continue to be subject to claims challenging its IP rights and associated products and offerings, including claims of copyright and patent infringement and violations of trade secrets and other IP rights. In addition, the company enforces its own IP against infringement, through license negotiations, lawsuits or otherwise. Also, as is typical for companies of IBM’s scope and scale, the company is party to actions and proceedings in various jurisdictions involving a wide range of labor and employment issues (including matters related to contested employment decisions, country-specific labor and employment laws, and the company’s pension, retirement and other benefit plans), as well as actions with respect to contracts, product liability, securities, foreign operations, competition law and environmental matters. These actions may be commenced by a number of different parties, including competitors, clients, current or former employees, government and regulatory agencies, stockholders and representatives of the locations in which the company does business. Some of the actions to which the company is party may involve particularly complex technical issues, and some actions may raise novel questions under the laws of the various jurisdictions in which these matters arise.

The company records a provision with respect to a claim, suit, investigation or proceeding when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Any recorded liabilities, including any changes to such liabilities for the years ended December 31, 2012, 2011 and 2010 were not material to the Consolidated Financial Statements.

In accordance with the relevant accounting guidance, the company provides disclosures of matters for which the likelihood of material loss is at least reasonably possible. In addition, the company also discloses matters based on its consideration of other matters and qualitative factors, including the experience of other companies in the industry, and investor, customer and employee relations considerations.

With respect to certain of the claims, suits, investigations and proceedings discussed herein, the company believes at this time that the likelihood of any material loss is remote, given, for example, the procedural status, court rulings, and/or the strength of the company’s defenses in those matters. With respect to the remaining claims, suits, investigations and proceedings discussed in this note, the company is unable to provide estimates of reasonably possible losses or range of losses, including losses in excess of amounts accrued, if any, for the following reasons. Claims, suits, investigations and proceedings are inherently uncertain, and it is not possible to predict the ultimate outcome of these matters. It is the company’s experience that damage amounts claimed in litigation against it are unreliable and unrelated to possible outcomes, and as such are not meaningful indicators of the company’s potential liability. Further, the company is unable to provide such an estimate due to a number of other factors with respect to these claims, suits, investigations and proceedings, including considerations of the procedural status of the matter in question, the presence of complex or novel legal theories, and/or the ongoing discovery and development of information important to the matters. The company reviews claims, suits, investigations and proceedings at least quarterly, and decisions are made with respect to recording or adjusting provisions and disclosing reasonably possible losses or range of losses (individually or in the aggregate), to reflect the impact and status of settlement discussions, discovery, procedural and substantive rulings, reviews by counsel and other information pertinent to a particular matter.

Whether any losses, damages or remedies finally determined in any claim, suit, investigation or proceeding could reasonably have a material effect on the company’s business, financial condition, results of operations or cash flows will depend on a number of variables, including: the timing and amount of such losses or damages; the structure and type of any such remedies; the significance of the impact any such losses, damages or remedies may have in the Consolidated Financial Statements; and the unique facts and circumstances of the particular matter that may give rise to additional factors. While the company will continue to defend itself vigorously, it is possible that the company’s business, financial condition, results of operations or cash flows could be affected in any particular period by the resolution of one or more of these matters.

The following is a summary of the more significant legal matters involving the company.

The company is a defendant in an action filed on March 6, 2003 in state court in Salt Lake City, Utah by the SCO Group (SCO v. IBM). The company removed the case to Federal Court in Utah. Plaintiff is an alleged successor in interest to some of AT&T’s UNIX IP rights, and alleges copyright infringement, unfair competition, interference with contract and breach of contract with regard to the company’s distribution of AIX and Dynix and contribution of code to Linux. The company has asserted counterclaims, including breach of contract, violation of the Lanham Act, unfair competition, intentional torts, unfair and deceptive trade practices, breach of the General Public License that governs open source distributions, promissory estoppel and copyright infringement. Motions for summary judgment were heard in March 2007, and the court has not yet issued its decision. On September 14, 2007, plaintiff filed for bankruptcy protection, and all proceedings in this case were stayed. On August 25, 2009, the U.S. Bankruptcy Court for the District of Delaware approved the appointment of a Trustee of SCO. The court in another suit, the SCO Group, Inc. v. Novell, Inc., held a trial in March 2010. The jury found that Novell is the owner of UNIX and UnixWare copyrights; the judge subsequently ruled that SCO is obligated to recognize Novell’s waiver of SCO’s claims against IBM and Sequent for breach of UNIX license agreements. On August 30, 2011, the Tenth Circuit Court of Appeals affirmed the district court’s ruling and denied SCO’s appeal of this matter. In November 2011, SCO filed a motion in Federal Court in Utah seeking to reopen the SCO v. IBM case.

On May 13, 2010, IBM and the State of Indiana (acting on behalf of the Indiana Family and Social Services Administration) sued one another in a dispute over a 2006 contract regarding the modernization of social service program processing in Indiana. The State terminated the contract, claiming that IBM was in breach, and the State is seeking damages. IBM believes the State’s claims against it are without merit and is seeking payment of termination amounts specified in the contract. Trial began in late February 2012 in Marion County, Indiana Superior Court and concluded in early April. On July 18, 2012, the court rejected the State’s claims in their entirety and awarded IBM $52 million plus interest and costs. In August 2012, the State of Indiana filed a notice of appeal. IBM also intends to appeal certain portions of the court’s ruling.

The company was named as a co-defendant in numerous purported class actions filed on and after March 18, 2011 in federal and state courts in California in connection with an information technology outsourcing agreement between Health Net, Inc. and IBM. The matters were consolidated in the United States District Court for the Eastern District of California, and plaintiffs filed a consolidated complaint on July 15, 2011. The consolidated complaint alleges that the company violated the California Confidentiality of Medical Information Act in connection with hard drives that are unaccounted for at one of Health Net’s data centers in California; plaintiffs have been notified by Health Net that certain of their personal information is believed to be contained on those hard drives. Plaintiffs seek damages, as well as injunctive and declaratory relief. IBM has also received a request for information regarding this matter from the California Attorney General. On January 12, 2012, the court granted IBM’s motion to dismiss the complaint for lack of standing, and on February 22, 2012, the case against IBM was dismissed.

IBM United Kingdom Limited (IBM UK) initiated legal proceedings in May 2010 before the High Court in London against the IBM UK Pensions Trust (the UK Trust) and two representative beneficiaries of the UK Trust membership. IBM UK is seeking a declaration that it acted lawfully both in notifying the Trustee of the UK Trust that it was closing its UK defined benefit plans to future accruals for most participants and in implementing the company’s new retirement policy. The trial in the High Court began in February 2013. In addition, IBM UK is a defendant in approximately 290 individual actions brought since early 2010 by participants of the defined benefits plans who left IBM UK. These actions, which allege constructive dismissal and age discrimination, are pending before the Employment Tribunal in Southampton UK and are currently stayed pending resolution of the above-referenced High Court proceedings.

In a separate but related proceeding, in March 2011, the Trustee of the IBM UK Trust was granted leave to initiate a claim before the High Court in London against IBM UK and one member of the UK Trust membership, seeking an order modifying certain documents and terms relating to retirement provisions in IBM UK’s largest defined benefit plan (the C Plan) dating back to 1983. The trial of these proceedings began in May 2012 and finished in early June. On October 12, 2012, the High Court in London issued its ruling, holding that the 1983 Trust Deeds and Rules should be modified to allow certain categories of current IBM UK employees who are members of the C Plan to retire from the age of 60 (rather than from the age of 63) without actuarial reduction of their defined benefit pension. In a supplementary ruling on December 13, 2012, the Court declined to similarly modify the Trust Deeds and Rules for former employees who were C Plan members and who left the company prior to retirement. On February 7, 2013, the Court issued an order agreed to by all parties, under which there will be no appeals of the October 2012 and December 2012 judgments. As a result of the October 2012 ruling, IBM recorded an additional pre-tax retirement-related obligation of $162 million in the third quarter of 2012.

In March 2011, the company announced that it has agreed to settle a civil enforcement action with the Securities and Exchange Commission (SEC) relating to activities by employees of IBM Korea, LG IBM, IBM (China) Investment Company Limited and IBM Global Services (China) Co., Ltd., during the period from 1998 through 2009, allegedly in violation of the Foreign Corrupt Practices Act of 1977. As part of the settlement, IBM has consented to the entry of a judgment relating to the books and records and internal control provisions of the securities laws. IBM has also agreed to pay a total of $10 million, categorized by the SEC as follows: (i) $5.3 million, representing profits gained as a result of the conduct alleged in the SEC’s complaint, (ii) prejudgment interest on that amount of $2.7 million, and (iii) a civil penalty of $2 million. The settlement is subject to court approval.

The company is a defendant in numerous actions filed after January 1, 2008 in the Supreme Court for the State of New York, county of Broome, on behalf of hundreds of plaintiffs. The complaints allege numerous and different causes of action, including for negligence and recklessness, private nuisance and trespass. Plaintiffs in these cases seek medical monitoring and claim damages in unspecified amounts for a variety of personal injuries and property damages allegedly arising out of the presence of groundwater contamination and vapor intrusion of groundwater contaminants into certain structures in which plaintiffs reside or resided, or conducted business, allegedly resulting from the release of chemicals into the environment by the company at its former manufacturing and development facility in Endicott. These complaints also seek punitive damages in an unspecified amount.

The company is party to, or otherwise involved in, proceedings brought by U.S. federal or state environmental agencies under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), known as “Superfund,” or laws similar to CERCLA. Such statutes require potentially responsible parties to participate in remediation activities regardless of fault or ownership of sites. The company is also conducting environmental investigations, assessments or remediations at or in the vicinity of several current or former operating sites globally pursuant to permits, administrative orders or agreements with country, state or local environmental agencies, and is involved in lawsuits and claims concerning certain current or former operating sites.

The company is also subject to ongoing tax examinations and governmental assessments in various jurisdictions. Along with many other U.S. companies doing business in Brazil, the company is involved in various challenges with Brazilian authorities regarding non-income tax assessments and non-income tax litigation matters. These matters include claims for taxes on the importation of computer software. In November 2008, the company won a significant case in the Superior Chamber of the federal administrative tax court in Brazil, and in late July 2009, the company received written confirmation regarding this decision. The total potential amount related to the remaining matters for all applicable years is approximately $575 million. The company believes it will prevail on these matters and that this amount is not a meaningful indicator of liability.

Commitments

The company’s extended lines of credit to third-party entities include unused amounts of $4,719 million and $4,040 million at December 31, 2012 and 2011, respectively. A portion of these amounts was available to the company’s business partners to support their working capital needs. In addition, the company has committed to provide future financing to its clients in connection with client purchase agreements for approximately $1,513 million and $1,866 million at December 31, 2012 and 2011, respectively.

The company has applied the guidance requiring a guarantor to disclose certain types of guarantees, even if the likelihood of requiring the guarantor’s performance is remote. The following is a description of arrangements in which the company is the guarantor.

The company is a party to a variety of agreements pursuant to which it may be obligated to indemnify the other party with respect to certain matters. Typically, these obligations arise in the context of contracts entered into by the company, under which the company customarily agrees to hold the other party harmless against losses arising from a breach of representations and covenants related to such matters as title to assets sold, certain IP rights, specified environmental matters, third-party performance of nonfinancial contractual obligations and certain income taxes. In each of these circumstances, payment by the company is conditioned on the other party making a claim pursuant to the procedures specified in the particular contract, the procedures of which typically allow the company to challenge the other party’s claims. While typically indemnification provisions do not include a contractual maximum on the company’s payment, the company’s obligations under these agreements may be limited in terms of time and/or nature of claim, and in some instances, the company may have recourse against third parties for certain payments made by the company.

It is not possible to predict the maximum potential amount of future payments under these or similar agreements due to the conditional nature of the company’s obligations and the unique facts and circumstances involved in each particular agreement. Historically, payments made by the company under these agreements have not had a material effect on the company’s business, financial condition or results of operations.

In addition, the company guarantees certain loans and financial commitments. The maximum potential future payment under these financial guarantees was $65 million and $56 million at December 31, 2012 and 2011, respectively. The fair value of the guarantees recognized in the Consolidated Statement of Financial Position is not material.

Taxes	12 Months Ended
Dec. 31, 2012
Taxes
Taxes

Note N.

Taxes

($ in millions)

For the year ended December 31:	2012	2011	2010
Income before income taxes
U.S. operations	$9,668	$9,716	$9,140
Non-U.S. operations	12,234	11,287	10,583
Total income before income taxes	$21,902	$21,003	$19,723

The provision for income taxes by geographic operations is as follows:

($ in millions)

For the year ended December 31:	2012	2011	2010
U.S. operations	$2,582	$2,141	$2,000
Non-U.S. operations	2,716	3,007	2,890
Total provision for income taxes	$5,298	$5,148	$4,890

The components of the provision for income taxes by taxing jurisdiction are as follows:

($ in millions)

For the year ended December 31:	2012	2011	2010
U.S. federal
Current	$1,361	$268	$190
Deferred	403	909	1,015
	1,764	1,177	1,205
U.S. state and local
Current	134	429	279
Deferred	289	81	210
	423	510	489
Non-U.S.
Current	3,006	3,239	3,127
Deferred	105	222	69
	3,111	3,461	3,196
Total provision for income taxes	5,298	5,148	4,890
Provision for social security, real estate, personal property and other taxes	4,331	4,289	4,018
Total taxes included in net income	$9,629	$9,437	$8,908

A reconciliation of the statutory U.S. federal tax rate to the company’s effective tax rate is as follows:

For the year ended December 31:	2012	2011	2010
Statutory rate	35%	35%	35%
Foreign tax differential	(11)	(10)	(10)
State and local	1	2	2
Other	(1)	(2)	(2)
Effective rate	24%	25%	25%

The significant components reflected within the tax rate reconciliation above labeled “Foreign tax differential” include the effects of foreign subsidiaries’ earnings taxed at rates other than the U.S. statutory rate, foreign export incentives, the U.S. tax impacts of non-U.S. earnings repatriation and any net impacts of intercompany transactions. These items also reflect audit settlements or changes in the amount of unrecognized tax benefits associated with each of these items.

In the fourth quarter of 2011, the IRS commenced its audit of the company’s U.S. tax returns for the years 2008 through 2010. The company anticipates that this audit will be completed by the end of 2013.

The effect of tax law changes on deferred tax assets and liabilities did not have a material impact on the company’s effective tax rate.

The significant components of deferred tax assets and liabilities that are recorded in the Consolidated Statement of Financial Position were as follows:

Deferred Tax Assets

($ in millions)

At December 31:	2012	2011*
Retirement benefits	$5,870	$5,169
Share-based and other compensation	1,666	1,598
Deferred income	1,018	834
Domestic tax loss/credit carryforwards	954	914
Foreign tax loss/credit carryforwards	681	752
Bad debt, inventory and warranty reserves	586	608
Depreciation	456	474
Other	1,384	1,479
Gross deferred tax assets	12,615	11,828
Less: valuation allowance	1,187	912
Net deferred tax assets	$11,428	$10,916

* Reclassed to conform with 2012 presentation.

Deferred Tax Liabilities

($ in millions)

At December 31:	2012	2011
Leases	$2,216	$2,149
Depreciation	1,378	1,421
Goodwill and intangible assets	957	796
Software development costs	542	466
Retirement benefits	257	551
Other	1,158	1,121
Gross deferred tax liabilities	$6,508	$6,504

For income tax return purposes, the company has foreign and domestic loss carryforwards, the tax effect of which is $706 million, as well as domestic and foreign credit carryforwards of $929 million. Substantially all of these carryforwards are available for at least two years or are available for 10 years or more.

The valuation allowance at December 31, 2012 principally applies to certain foreign, state and local loss carryforwards that, in the opinion of management, are more likely than not to expire unutilized. However, to the extent that tax benefits related to these carry-forwards are realized in the future, the reduction in the valuation allowance will reduce income tax expense.

The amount of unrecognized tax benefits at December 31, 2012 increased by $97 million in 2012 to $5,672 million. A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

($ in millions)

	2012	2011	2010
Balance at January 1	$5,575	$5,293	$4,790
Additions based on tax positions related to the current year	401	672	1,054
Additions for tax positions of prior years	215	379	1,768
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(425)	(538)	(1,659)
Settlements	(94)	(231)	(660)
Balance at December 31	$5,672	$5,575	$5,293

The additions to unrecognized tax benefits related to the current and prior years are primarily attributable to non-U.S. issues, certain tax incentives and credits, acquisition-related matters and state issues. The settlements and reductions to unrecognized tax benefits for tax positions of prior years are primarily attributable to the conclusion of the company’s various U.S., state and non-U.S. income tax examinations and various non-U.S. matters, as well as impacts due to lapses in statutes of limitation.

In April 2010, the company appealed the determination of a non-U.S. taxing authority with respect to certain foreign tax losses. The tax benefit of these losses, approximately $1,475 million, had been included in unrecognized tax benefits within 2010 additions for tax positions of prior years. The tax benefit of these losses total $1,386 million as of December 31, 2012. The 2012 decrease was driven by currency and has been included in the 2012 reductions for tax positions of prior years. In April 2011, the company had received notification that the appeal was denied. In June 2011, the company filed a lawsuit challenging this decision. The next court hearing is scheduled for March 2013. No final determination has been reached on this matter.

The liability at December 31, 2012 of $5,672 million can be reduced by $573 million of offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments, state income taxes and timing adjustments. The net amount of $5,099 million, if recognized, would favorably affect the company’s effective tax rate. The net amounts at December 31, 2011 and 2010 were $5,090 million and $4,849 million, respectively.

Interest and penalties related to income tax liabilities are included in income tax expense. During the year ended December 31, 2012, the company recognized $134 million in interest expense and penalties; in 2011, the company recognized $129 million in interest expense and penalties, and in 2010, the company recognized a $15 million benefit in interest expense and penalties. The company has $533 million for the payment of interest and penalties accrued at December 31, 2012, and had $461 million accrued at December 31, 2011.

Within the next 12 months, the company believes it is reasonably possible that the total amount of unrecognized tax benefits associated with certain positions may be significantly reduced. The potential decrease in the amount of unrecognized tax benefits is primarily associated with the anticipated resolution of the company’s U.S. income tax audit for 2008 through 2010, as well as various non-U.S. audits. Specific positions that may be resolved, and may reduce the amount of unrecognized tax benefits, include transfer pricing matters, tax incentives and credits as well as various other foreign tax matters. The company estimates that the unrecognized tax benefits at December 31, 2012 could be reduced by approximately $1,700 million.

With limited exception, the company is no longer subject to U.S. federal, state and local or non-U.S. income tax audits by taxing authorities for years through 2007. The years subsequent to 2007 contain matters that could be subject to differing interpretations of applicable tax laws and regulations related to the amount and/or timing of income, deductions and tax credits. Although the outcome of tax audits is always uncertain, the company believes that adequate amounts of tax and interest have been provided for any adjustments that are expected to result for these years.

The company has not provided deferred taxes on $44.4 billion of undistributed earnings of non-U.S. subsidiaries at December 31, 2012, as it is the company’s policy to indefinitely reinvest these earnings in non-U.S. operations. However, the company periodically repatriates a portion of these earnings to the extent that it does not incur an additional U.S. tax liability. Quantification of the deferred tax liability, if any, associated with indefinitely reinvested earnings is not practicable.

Research, Development and Engineering	12 Months Ended
Dec. 31, 2012
Research, Development and Engineering
Research, Development and Engineering

Note O.

Research, Development and Engineering

RD&E expense was $6,302 million in 2012, $6,258 million in 2011 and $6,026 million in 2010.

The company incurred expense of $6,034 million, $5,990 million and $5,720 million in 2012, 2011 and 2010, respectively, for scientific research and the application of scientific advances to the development of new and improved products and their uses, as well as services and their application. Within these amounts, software-related expense was $3,078 million, $3,097 million and $3,028 million in 2012, 2011 and 2010, respectively.

Expense for product-related engineering was $268 million, $267 million and $306 million in 2012, 2011 and 2010, respectively.

Earnings Per Share of Common Stock	12 Months Ended
Dec. 31, 2012
Earnings Per Share of Common Stock
Earnings Per Share of Common Stock

Note P.

Earnings Per Share of Common Stock

The following table presents the computation of basic and diluted earnings per share of common stock.

($ in millions except per share amounts)

For the year ended December 31:	2012	2011	2010
Weighted-average number of shares on which earnings per share calculations are based
Basic	1,142,508,521	1,196,951,006	1,268,789,202
Add—incremental shares under stock-based compensation plans	10,868,426	14,241,131	16,189,053
Add—incremental shares associated with contingently issuable shares	2,072,370	2,575,848	2,377,133
Assuming dilution	1,155,449,317	1,213,767,985	1,287,355,388
Net income on which basic earnings per share is calculated	$16,604	$15,855	$14,833
Less—net income applicable to contingently issuable shares	(1)	0	0
Net income on which diluted earnings per share is calculated	$16,603	$15,855	$14,833
Earnings/(loss) per share of common stock
Assuming dilution	$14.37	$13.06	$11.52
Basic	$14.53	$13.25	$11.69

There were no stock options outstanding in 2012, 2011 and 2010 that were considered antidilutive and not included in the diluted earnings per share calculation.

Rental Expense and Lease Commitments	12 Months Ended
Dec. 31, 2012
Rental Expense and Lease Commitments
Rental Expense and Lease Commitments

Note Q.

Rental Expense and Lease Commitments

Rental expense, including amounts charged to inventories and fixed assets, and excluding amounts previously reserved, was $1,767 million in 2012, $1,836 million in 2011 and $1,727 million in 2010. Rental expense in agreements with rent holidays and scheduled rent increases is recorded on a straight-line basis over the lease term. Contingent rentals are included in the determination of rental expense as accruable. The table below depicts gross minimum rental commitments under noncancelable leases, amounts related to vacant space associated with infrastructure reductions and special actions taken through 1994, and in 1999, 2002 and 2005 (previously reserved), sublease income commitments and capital lease commitments. These amounts reflect activities primarily related to office space, as well as manufacturing facilities.

($ in millions)

	2013	2014	2015	2016	2017	Beyond 2017
Operating lease commitments
Gross minimum rental commitments (including vacant space below)	$1,466	$1,268	$1,044	$746	$535	$747
Vacant space	$21	$13	$7	$3	$1	$0
Sublease income commitments	$26	$16	$11	$9	$4	$1
Capital lease commitments	$13	$12	$11	$8	$10	$6

Stock-Based Compensation	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation
Stock-Based Compensation

Note R.

Stock-Based Compensation

Stock-based compensation cost is measured at grant date, based on the fair value of the award, and is recognized over the employee requisite service period. See note A, “Significant Accounting Policies,” on page 82 for additional information.

The following table presents total stock-based compensation cost included in the Consolidated Statement of Earnings.

($ in millions)

For the year ended December 31:	2012	2011	2010
Cost	$132	$120	$94
Selling, general and administrative	498	514	488
Research, development and engineering	59	62	48
Other (income) and expense	(1)	—	(1)
Pre-tax stock-based compensation cost	688	697	629
Income tax benefits	(240)	(246)	(240)
Total stock-based compensation cost	$448	$450	$389

Total unrecognized compensation cost related to non-vested awards at December 31, 2012 and 2011 was $1,101 million and $1,169 million, respectively, and is expected to be recognized over a weighted-average period of approximately three years.

There was no significant capitalized stock-based compensation cost at December 31, 2012, 2011 and 2010.

Incentive Awards

Stock-based incentive awards are provided to employees under the terms of the company’s long-term performance plans (the “Plans”). The Plans are administered by the Executive Compensation and Management Resources Committee of the Board of Directors (the “Committee”). Awards available under the Plans principally include stock options, restricted stock units, performance share units or any combination thereof.

The amount of shares originally authorized to be issued under the company’s existing Plans was 274.1 million at December 31, 2012. In addition, certain incentive awards granted under previous plans, if and when those awards were canceled, could be reissued under the company’s existing Plans. As such, 66.2 million additional awards were considered authorized to be issued under the company’s existing Plans as of December 31, 2012. There were 121.2 million unused shares available to be granted under the Plans as of December 31, 2012.

Under the company’s long-standing practices and policies, all awards are approved prior to or on the date of grant. The awards approval process specifies the individual receiving the grant, the number of options or the value of the award, the exercise price or formula for determining the exercise price and the date of grant. All awards for senior management are approved by the Committee. All awards for employees other than senior management are approved by senior management pursuant to a series of delegations that were approved by the Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee. Awards that are given as part of annual total compensation for senior management and other employees are made on specific cycle dates scheduled in advance. With respect to awards given in connection with promotions or new hires, the company’s policy requires approval of such awards prior to the grant date, which is typically the date of the promotion or the date of hire.

Stock Options

Stock options are awards which allow the employee to purchase shares of the company’s stock at a fixed price. Stock options are granted at an exercise price equal to the company’s average high and low stock price on the date of grant. These awards, which generally vest 25 percent per year, are fully vested four years from the date of grant and have a contractual term of 10 years.

The company estimates the fair value of stock options at the date of grant using the Black-Scholes valuation model. Key inputs and assumptions used to estimate the fair value of stock options include the grant price of the award, the expected option term, volatility of the company’s stock, the risk-free rate and the company’s dividend yield. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by employees who receive equity awards, and subsequent events are not indicative of the reasonableness of the original estimates of fair value made by the company.

During the years ended December 31, 2012, 2011 and 2010, the company did not grant stock options.

The following table summarizes option activity under the Plans during the years ended December 31, 2012, 2011 and 2010.

	2012		2011		2010
	Weighted	Number of	Weighted	Number of	Weighted	Number of
	Average	Shares	Average	Shares	Average	Shares
	Exercise Price	Under Option	Exercise Price	Under Option	Exercise Price	Under Option
Balance at January 1	$90	20,662,322	$94	39,197,728	$98	73,210,457
Options exercised	86	(9,080,170)	98	(18,144,309)	101	(33,078,316)
Options canceled/expired	75	(192,431)	107	(391,097)	108	(934,413)
Balance at December 31	$94	11,389,721	$90	20,662,322	$94	39,197,728
Exercisable at December 31	$94	11,389,721	$90	20,662,322	$94	39,197,728

The shares under option at December 31, 2012 were in the following exercise price ranges:

	Options Outstanding and Exercisable
				Weighted Average
	Weighted	Number of	Aggregate	Remaining
	Average	Shares	Intrinsic	Contractual Life
Exercise Price Range	Exercise Price	Under Option	Value	(in Years)
$85 and under	$83	3,222,177	$350,989,003	0.9
$86–$105	97	7,532,868	709,980,689	1.9
$106 and over	106	634,676	54,314,359	1.1
	$94	11,389,721	$1,115,284,051	1.6

In connection with various acquisition transactions, there was an additional 0.9 million stock-based awards, consisting of stock options and restricted stock units, outstanding at December 31, 2012, as a result of the company’s assumption of stock-based awards previously granted by the acquired entities. The weighted-average exercise price of these awards was $68 per share.

Exercises of Employee Stock Options

The total intrinsic value of options exercised during the years ended December 31, 2012, 2011 and 2010 was $1,005 million, $1,269 million and $1,072 million, respectively. The total cash received from employees as a result of employee stock option exercises for the years ended December 31, 2012, 2011 and 2010 was approximately $785 million, $1,786 million and $3,347 million, respectively. In connection with these exercises, the tax benefits realized by the company for the years ended December 31, 2012, 2011 and 2010 were $341 million, $412 million and $351 million, respectively.

The company settles employee stock option exercises primarily with newly issued common shares and, occasionally, with treasury shares. Total treasury shares held at December 31, 2012 and 2011 were approximately 1,080 million and 1,019 million shares, respectively.

Stock Awards

In lieu of stock options, the company currently grants its employees stock awards. These awards are made in the form of Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs), or Performance Share Units (PSUs).

The tables below summarize RSU and PSU activity under the Plans during the years ended December 31, 2012, 2011 and 2010.

RSUs

	2012		2011		2010
	Weighted		Weighted		Weighted
	Average	Number	Average	Number	Average	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$129	12,218,601	$110	11,196,446	$102	13,405,654
RSUs granted	184	2,635,772	154	5,196,802	122	3,459,303
RSUs released	117	(4,338,787)	106	(3,508,700)	98	(5,102,951)
RSUs canceled/forfeited	139	(674,125)	122	(665,947)	105	(565,560)
Balance at December 31	$148	9,841,461	$129	12,218,601	$110	11,196,446

PSUs

	2012		2011		2010
	Weighted		Weighted		Weighted
	Average	Number	Average	Number	Average	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$122	3,686,991	$111	3,649,288	$107	3,476,737
PSUs granted at target	185	1,004,003	154	1,055,687	117	1,239,468
Additional shares earned above target*	102	550,399	118	230,524	103	463,913
PSUs released	102	(1,998,746)	118	(1,189,765)	103	(1,486,484)
PSUs canceled/forfeited	131	(70,446)	118	(58,743)	108	(44,346)
Balance at December 31**	$151	3,172,201	$122	3,686,991	$111	3,649,288

*          Represents additional shares issued to employees after vesting of PSUs because final performance metrics exceeded specified targets.

**   Represents the number of shares expected to be issued based on achievement of grant date performance targets. The actual number of shares issued depends on the company’s performance against specified targets over the vesting period.

RSUs are stock awards granted to employees that entitle the holder to shares of common stock as the award vests, typically over a one- to five-year period. For RSUs awarded on or after January 1, 2008, dividend equivalents are not paid. The fair value of such RSUs is determined and fixed on the grant date based on the company’s stock price adjusted for the exclusion of dividend equivalents.

The remaining weighted-average contractual term of RSUs at December 31, 2012, 2011 and 2010 is the same as the period over which the remaining cost of the awards will be recognized, which is approximately three years. The fair value of RSUs granted during the years ended December 31, 2012, 2011 and 2010 was $486 million, $803 million and $421 million, respectively. The total fair value of RSUs vested and released during the years ended December 31, 2012, 2011 and 2010 was $509 million, $373 million and $503 million, respectively. As of December 31, 2012, 2011 and 2010, there was $938 million, $1,021 million and $865 million, respectively, of unrecognized compensation cost related to non-vested RSUs. The company received no cash from employees as a result of employee vesting and release of RSUs for the years ended December 31, 2012, 2011 and 2010. In the second quarter of 2011, the company granted equity awards valued at approximately $1 thousand each to about 400,000 non-executive employees. These awards were made under the Plans and vest in December 2015.

PSUs are stock awards where the number of shares ultimately received by the employee depends on the company’s performance against specified targets and typically vest over a three-year period. For PSUs, dividend equivalents are not paid. The fair value of each PSU is determined on the grant date, based on the company’s stock price, adjusted for the exclusion of dividend equivalents, and assumes that performance targets will be achieved. Over the performance period, the number of shares of stock that will be issued is adjusted upward or downward based upon the probability of achievement of performance targets. The ultimate number of shares issued and the related compensation cost recognized as expense will be based on a comparison of the final performance metrics to the specified targets. The fair value of PSUs granted at target during the years ended December 31, 2012, 2011 and 2010 was $186 million, $165 million and $145 million, respectively. Total fair value of PSUs vested and released during the years ended December 31, 2012, 2011 and 2010 was $203 million, $141 million and $153 million, respectively.

In connection with vesting and release of RSUs and PSUs, the tax benefits realized by the company for the years ended December 31, 2012, 2011 and 2010 were $454 million, $283 million and $293 million, respectively.

IBM Employees Stock Purchase Plan

The company maintains a non-compensatory Employees Stock Purchase Plan (ESPP). The ESPP enables eligible participants to purchase full or fractional shares of IBM common stock at a 5 percent discount off the average market price on the day of purchase through payroll deductions of up to 10 percent of eligible compensation. Eligible compensation includes any compensation received by the employee during the year. The ESPP provides for offering periods during which shares may be purchased and continues as long as shares remain available under the ESPP, unless terminated earlier at the discretion of the Board of Directors. Individual ESPP participants are restricted from purchasing more than $25,000 of common stock in one calendar year or 1,000 shares in an offering period.

Employees purchased 1.6 million, 1.9 million and 2.4 million shares under the ESPP during the years ended December 31, 2012, 2011 and 2010, respectively. Cash dividends declared and paid by the company on its common stock also include cash dividends on the company stock purchased through the ESPP. Dividends are paid on full and fractional shares and can be reinvested in the ESPP. The company stock purchased through the ESPP is considered outstanding and is included in the weighted-average outstanding shares for purposes of computing basic and diluted earnings per share.

Approximately 3.8 million, 5.4 million and 7.2 million shares were available for purchase under the ESPP at December 31, 2012, 2011 and 2010, respectively.

Retirement-Related Benefits	12 Months Ended
Dec. 31, 2012
Retirement-Related Benefits
Retirement-Related Benefits
Note S.

Retirement-Related Benefits

Description of Plans

IBM sponsors defined benefit pension plans and defined contribution plans that cover substantially all regular employees, a supplemental retention plan that covers certain U.S. executives and nonpension postretirement benefit plans primarily consisting of retiree medical and dental benefits for eligible retirees and dependents.

U.S. Plans

Defined Benefit Pension Plans

IBM Personal Pension Plan

IBM provides U.S. regular, full-time and part-time employees hired prior to January 1, 2005 with noncontributory defined benefit pension benefits via the IBM Personal Pension Plan. Prior to 2008, the IBM Personal Pension Plan consisted of a tax qualified (qualified) plan and a non-tax qualified (nonqualified) plan. Effective January 1, 2008, the nonqualified plan was renamed the Excess Personal Pension Plan (Excess PPP) and the qualified plan is now referred to as the Qualified PPP. The combined plan is now referred to as the PPP. The Qualified PPP is funded by company contributions to an irrevocable trust fund, which is held for the sole benefit of participants and beneficiaries. The Excess PPP, which is unfunded, provides benefits in excess of IRS limitations for qualified plans.

Benefits provided to the PPP participants are calculated using benefit formulas that vary based on the participant. The first method uses a five-year, final pay formula that determines benefits based on salary, years of service, mortality and other participant-specific factors. The second method is a cash balance formula that calculates benefits using a percentage of employees’ annual salary, as well as an interest crediting rate.

Benefit accruals under the IBM Personal Pension Plan ceased December 31, 2007 for all participants.

U.S. Supplemental Executive Retention Plan

The company also sponsors a nonqualified U.S. Supplemental Executive Retention Plan (Retention Plan). The Retention Plan, which is unfunded, provides benefits to eligible U.S. executives based on average earnings, years of service and age at termination of employment.

Benefit accruals under the Retention Plan ceased December 31, 2007 for all participants.

Defined Contribution Plans

IBM 401(k) Plus Plan

U.S. regular, full-time and part-time employees are eligible to participate in the IBM 401(k) Plus Plan, which is a qualified defined-contribution plan under section 401(k) of the Internal Revenue Code. Effective January 1, 2008, under the IBM 401(k) Plus Plan, eligible employees receive a dollar-for-dollar match of their contributions up to 6 percent of eligible compensation for those hired prior to January 1, 2005, and up to 5 percent of eligible compensation for those hired on or after January 1, 2005. In addition, eligible employees receive automatic contributions from the company equal to 1, 2 or 4 percent of eligible compensation based on their eligibility to participate in the PPP as of December 31, 2007. Employees receive automatic contributions and matching contributions after the completion of one year of service. Further, through June 30, 2009, IBM contributed transition credits to eligible participants’ 401(k) Plus Plan accounts. The amount of the transition credits was based on a participant’s age and service as of June 30, 1999.

The company’s matching contributions vest immediately and participants are always fully vested in their own contributions. All contributions, including the company match, are made in cash and invested in accordance with participants’ investment elections. There are no minimum amounts that must be invested in company stock, and there are no restrictions on transferring amounts out of company stock to another investment choice, other than excessive trading rules applicable to such investments. Effective January 1, 2013, matching and automatic contributions are made once annually at the end of the year. In order to receive such contributions each year, a participant must be employed on December 15 of the plan year. However, if a participant separates from service prior to December 15, and has completed certain service and/or age requirements, then the participant will be eligible to receive such matching and automatic contributions following separation from service.

IBM Excess 401(k) Plus Plan

Effective January 1, 2008, the company replaced the IBM Executive Deferred Compensation Plan, an unfunded, nonqualified, defined contribution plan, with the IBM Excess 401(k) Plus Plan (Excess 401(k)), an unfunded, nonqualified defined contribution plan. Employees who are eligible to participate in the 401(k) Plus Plan and whose eligible compensation is expected to exceed the IRS compensation limit for qualified plans are eligible to participate in the Excess 401(k). The purpose of the Excess 401(k) is to provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply.

Amounts deferred into the Excess 401(k) are record-keeping (notional) accounts and are not held in trust for the participants. Participants in the Excess 401(k) may invest their notional accounts in investments which mirror the primary investment options available under the 401(k) Plus Plan. Participants in the Excess 401(k) are also eligible to receive company match and automatic contributions on eligible compensation deferred into the Excess 401(k) and on compensation earned in excess of the Internal Revenue Code pay limit once they have completed one year of service. Through June 30, 2009, eligible participants also received transition credits. Amounts deferred into the Excess 401(k), including company contributions are recorded as liabilities in the Consolidated Statement of Financial Position. Effective January 1, 2013, matching and automatic contributions are made once annually at the end of the year. In order to receive such contributions each year, a participant must be employed on December 15 of the plan year. However, if a participant separates from service prior to December 15, and has completed certain service and/or age requirements, then the participant will be eligible to receive such matching and automatic contributions following separation from service.

Nonpension Postretirement Benefit Plan

U.S. Nonpension Postretirement Plan

The company sponsors a defined benefit nonpension postretirement benefit plan that provides medical and dental benefits to eligible U.S. retirees and eligible dependents, as well as life insurance for eligible U.S. retirees. Effective July 1, 1999, the company established a Future Health Account (FHA) for employees who were more than five years from retirement eligibility. Employees who were within five years of retirement eligibility are covered under the company’s prior retiree health benefits arrangements. Under either the FHA or the prior retiree health benefit arrangements, there is a maximum cost to the company for retiree health benefits.

Since January 1, 2004, new hires, as of that date or later, are not eligible for company subsidized nonpension postretirement benefits.

Non-U.S. Plans

Most subsidiaries and branches outside the United States sponsor defined benefit and/or defined contribution plans that cover substantially all regular employees. The company deposits funds under various fiduciary-type arrangements, purchases annuities under group contracts or provides reserves for these plans. Benefits under the defined benefit plans are typically based either on years of service and the employee’s compensation (generally during a fixed number of years immediately before retirement) or on annual credits. The range of assumptions that are used for the non-U.S. defined benefit plans reflect the different economic environments within the various countries.

In addition, certain of the company’s non-U.S. subsidiaries sponsor nonpension postretirement benefit plans that provide medical and dental benefits to eligible non-U.S. retirees and eligible dependents, as well as life insurance for certain eligible non-U.S. retirees. However, most non-U.S. retirees are covered by local government-sponsored and-administered programs.

Plan Financial Information

Summary of Financial Information

The following table presents a summary of the total retirement-related benefits net periodic (income)/cost recorded in the Consolidated Statement of Earnings.

($ in millions)

	U.S. Plans			Non-U.S. Plans			Total
For the year ended December 31:	2012	2011	2010	2012	2011	2010	2012	2011	2010
Defined benefit pension plans	$(526)	$(774)	$(949)	$1,040	$734	$541	$515	$(40)	$(408)
Retention Plan	18	15	14	—	—	—	18	15	14
Total defined benefit pension plans (income)/cost	$(507)	$(759)	$(935)	$1,040	$734	$541	$533	$(25)	$(394)
IBM 401(k) Plus Plan and Non-U.S. plans	$857	$875	$882	$621	$608	$527	$1,478	$1,483	$1,409
Excess 401(k)	29	30	20	—	—	—	29	30	20
Total defined contribution plans cost	$885	$905	$902	$621	$608	$527	$1,506	$1,513	$1,430
Nonpension postretirement benefit plans cost	$268	$269	$281	$82	$76	$66	$350	$345	$347
Total retirement-related benefits net periodic cost	$646	$415	$248	$1,743	$1,418	$1,134	$2,389	$1,832	$1,382

The following table presents a summary of the total PBO for defined benefit pension plans, APBO for nonpension postretirement benefit plans, fair value of plan assets and the associated funded status recorded in the Consolidated Statement of Financial Position.

($ in millions)

	Benefit Obligations		Fair Value of Plan Assets		Funded Status*
At December 31:	2012	2011	2012	2011	2012	2011
U.S. Plans
Underfunded plans
Qualified PPP	$54,907	$52,318	$53,630	$51,218	$(1,277)	$(1,100)
Excess PPP	1,576	1,462	—	—	(1,576)	(1,462)
Retention Plan	327	305	—	—	(327)	(305)
Nonpension postretirement benefit plan	5,282	5,273	433	38	(4,849)	(5,235)
Total underfunded U.S. plans	$62,092	$59,358	$54,063	$51,256	$(8,029)	$(8,102)
Non-U.S. Plans
Overfunded plans
Qualified defined benefit pension plans	$6,944	$13,169	$7,889	$16,011	$945	$2,843
Nonpension postretirement benefit plans	12	7	12	7	0	0
Total overfunded non-U.S. plans	$6,956	$13,175	$7,901	$16,018	$945	$2,843
Underfunded plans
Qualified defined benefit pension plans	$35,956	$24,659	$30,169	$19,351	$(5,788)	$(5,308)
Nonqualified defined benefit pension plans	6,418	5,033	—	—	(6,418)	(5,033)
Nonpension postretirement benefit plans	1,007	894	107	105	(900)	(789)
Total underfunded non-U.S. plans	$43,381	$30,587	$30,276	$19,456	$(13,106)	$(11,131)
Total overfunded plans	$6,956	$13,175	$7,901	$16,018	$945	$2,843
Total underfunded plans	$105,473	$89,944	$84,338	$70,712	$(21,134)	$(19,232)

*               Funded status is recognized in the Consolidated Statement of Financial Position as follows: Asset amounts as prepaid pension assets; (Liability) amounts as compensation and benefits (current liability) and retirement and nonpension postretirement benefit obligations (noncurrent liability).

At December 31, 2012, the company’s qualified defined benefit pension plans worldwide were 94 percent funded compared to the benefit obligations, with the U.S. qualified PPP 98 percent funded. Overall, including nonqualifed plans, the company’s defined benefit pension plans were 86 percent funded.

Defined Benefit Pension and Nonpension Postretirement Benefit Plan Financial Information

The following tables through page 125 represent financial information for the company’s retirement-related benefit plans, excluding defined contribution plans. The defined benefit pension plans under U.S. Plans consists of the Qualified PPP, the Excess PPP and the Retention Plan. The defined benefit pension plans and the nonpension postretirement benefit plans under Non-U.S. Plans consists of all plans sponsored by the company’s subsidiaries. The nonpension postretirement benefit plan under U.S. Plan consists of only the U.S. Nonpension Postretirement Benefit Plan.

The tables below present the components of net periodic (income)/cost of the retirement-related benefit plans recognized in the Consolidated Statement of Earnings, excluding defined contribution plans.

($ in millions)

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
For the year ended December 31:	2012	2011	2010	2012	2011	2010
Service cost	$—	$—	$—	$443	$505	$508
Interest cost	2,196	2,456	2,601	1,779	1,843	1,841
Expected return on plan assets	(4,043)	(4,043)	(4,017)	(2,303)	(2,521)	(2,461)
Amortization of transition assets	—	—	—	(0)	(0)	(0)
Amortization of prior service costs/(credits)	10	10	10	(154)	(162)	(174)
Recognized actuarial losses	1,331	818	471	1,027	957	712
Curtailments and settlements	—	—	1	0	1	27
Multi-employer plans/other costs*	—	—	—	247	111	89
Total net periodic (income)/cost	$(507)	$(759)	$(935)	$1,040	$734	$541

($ in millions)

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
For the year ended December 31:	2012	2011	2010	2012	2011	2010
Service cost	$36	$33	$33	$14	$11	$9
Interest cost	200	236	262	64	67	59
Expected return on plan assets	—	—	—	(9)	(10)	(9)
Amortization of transition assets	—	—	—	0	0	0
Amortization of prior service costs/(credits)	—	—	(14)	(4)	(4)	(5)
Recognized actuarial losses	32	—	—	17	13	12
Curtailments and settlements	—	—	—	0	—	—
Total net periodic cost	$268	$269	$281	$82	$76	$66

*               The 2012 Non-U.S. plans amount includes $162 million related to the IBM UK pension litigation. See page 125 for additional information.

The following table presents the changes in benefit obligations and plan assets of the company’s retirement-related benefit plans, excluding defined contribution plans.

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2012	2011	2012	2011	2012	2011	2012	2011
Change in benefit obligation
Benefit obligation at January 1	$54,085	$51,293	$42,861	$42,584	$5,273	$5,123	$901	$872
Service cost	—	—	443	505	36	33	14	11
Interest cost	2,196	2,456	1,779	1,843	200	236	64	67
Plan participants’ contributions	—	—	47	53	200	228	—	—
Acquisitions/divestitures, net	0	(0)	26	(48)	2	(0)	0	(1)
Actuarial losses/(gains)	3,810	3,551	6,365	812	104	244	76	47
Benefits paid from trust	(3,184)	(3,121)	(1,987)	(1,995)	(551)	(623)	(6)	(7)
Direct benefit payments	(97)	(95)	(454)	(462)	(35)	(32)	(27)	(27)
Foreign exchange impact	—	—	77	(423)	—	—	(24)	(60)
Medicare/Government subsidies	—	—	—	—	53	65	—	—
Amendments/curtailments/settlements/other	—	—	161	(8)	—	—	21	—
Benefit obligation at December 31	$56,810	$54,085	$49,319	$42,861	$5,282	$5,273	$1,019	$901
Change in plan assets
Fair value of plan assets at January 1	$51,218	$50,259	$35,362	$35,722	$38	$35	$112	$120
Actual return on plan assets	5,596	4,080	3,742	1,052	0	0	10	13
Employer contributions	—	—	557	728	746	397	1	0
Acquisitions/divestitures, net	—	—	40	(27)	—	—	—	(0)
Plan participants’ contributions	—	—	47	53	200	228	—	—
Benefits paid from trust	(3,184)	(3,121)	(1,987)	(1,995)	(551)	(623)	(6)	(7)
Foreign exchange impact	—	—	305	(537)	—	—	(8)	(15)
Amendments/curtailments/settlements/other	—	—	(8)	367 *	—	—	10	—
Fair value of plan assets at December 31	$53,630	$51,218	$38,058	$35,362	$433	$38	$119	$112
Funded status at December 31	$(3,180)	$(2,866)	$(11,261)	$(7,499)	$(4,849)	$(5,235)	$(900)	$(789)
Accumulated benefit obligation**	$56,810	$54,085	$48,369	$42,063	N/A	N/A	N/A	N/A

*            Includes the reinstatement of certain plan assets in Brazil due to a 2011 government ruling allowing certain previously restricted plan assets to be returned to IBM. Beginning June 2011, the assets will be returned to IBM monthly over a three year period, with approximately $200 million returned during 2012. The remaining surplus in Brazil at December 31, 2012 remains excluded from total plan assets due to continued restrictions imposed by the government on the use of those plan assets.

**     Represents the benefit obligation assuming no future participant compensation increases.

N/A—Not applicable

The following table presents the net funded status recognized in the Consolidated Statement of Financial Position.

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
At December 31:	2012	2011	2012	2011	2012	2011	2012	2011
Prepaid pension assets	$0	$0	$944	$2,843	$0	$0	$0	$0
Current liabilities—compensation and benefits	(102)	(96)	(356)	(304)	(239)	(437)	(20)	(22)
Noncurrent liabilities—retirement and nonpension postretirement benefit obligations	(3,078)	(2,770)	(11,849)	(10,038)	(4,610)	(4,798)	(880)	(768)
Funded status—net	$(3,180)	$(2,866)	$(11,261)	$(7,499)	$(4,849)	$(5,235)	$(900)	$(789)

The following table presents the pre-tax net loss and prior service costs/(credits) and transition (assets)/liabilities recognized in OCI and the changes in the pre-tax net loss, prior service costs/(credits) and transition (assets)/liabilities recognized in AOCI for the retirement-related benefit plans.

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2012	2011	2012	2011	2012	2011	2012	2011
Net loss at January 1	$18,561	$15,865	$18,309	$17,580	$734	$492	$211	$180
Current period loss/(gain)	2,258	3,514	4,905	1,696	104	241	75	45
Curtailments and settlements	—	—	2	(11)	—	—	—	—
Amortization of net loss included in net periodic (income)/cost	(1,331)	(818)	(1,027)	(957)	(32)	—	(17)	(13)
Net loss at December 31	$19,488	$18,561	$22,188	$18,309	$806	$734	$269	$211
Prior service costs/(credits) at January 1	$139	$149	$(768)	$(958)	$—	$—	$(10)	$(14)
Current period prior service costs/(credits)	—	—	—	28	—	—	(0)	(0)
Amortization of prior service (costs)/credits included in net periodic (income)/cost	(10)	(10)	154	162	—	—	4	4
Prior service costs/(credits) at December 31	$130	$139	$(614)	$(768)	$—	$—	$(6)	$(10)
Transition (assets)/liabilities at January 1	$—	$—	$(0)	$(0)	$—	$—	$0	$1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	—	—	0	0	—	—	(0)	(0)
Transition (assets)/liabilities at December 31	$—	$—	$(0)	$(0)	$—	$—	$0	$0
Total loss recognized in accumulated other comprehensive income/(loss)*	$19,618	$18,701	$21,574	$17,541	$806	$734	$263	$202

*            See note L, “Equity Activity,” on pages 107 to 110 for the total change in AOCI, and the Consolidated Statement of Comprehensive Income for the components of net periodic (income)/cost, including the related tax effects, recognized in OCI for the retirement-related benefit plans.

The following table presents the pre-tax estimated net loss, estimated prior service costs/(credits) and estimated transition (assets)/ liabilities of the retirement-related benefit plans that will be amortized from AOCI into net periodic (income)/cost in 2013.

($ in millions)

	Defined Benefit Pension Plans		Nonpension Postretirement Benefit Plans
	U.S. Plans	Non-U.S. Plans	U.S. Plan	Non-U.S. Plans
Net loss	$1,804	$1,693	$33	$26
Prior service costs/(credits)	9	(132)	—	(4)
Transition (assets)/liabilities	0	(0)	—	0

During the years ended December 31, 2012, 2011 and 2010, the company paid $22 million, $16 million and $22 million, respectively, for mandatory pension insolvency insurance coverage premiums in certain non-U.S. countries (Germany, Canada, Luxembourg and the UK).

No significant amendments of retirement-related benefit plans occurred during the years ended December 31, 2012 and 2011 that had a material effect in the Consolidated Statement of Earnings.

On October 12, 2012, the High Court in London issued a ruling against IBM United Kingdom Limited and IBM United Kingdom Holdings Limited, both wholly-owned subsidiaries of the company, in litigation involving one of IBM UK’s defined benefit plans. As a result of the ruling, the company recorded an additional pre-tax retirement-related obligation of $162 million in the third quarter of 2012 in selling, general and administrative expense in the Consolidated Statement of Earnings. See note M, “Contingencies and Commitments,” on pages 111 and 112 for additional information.

Assumptions Used to Determine Plan Financial Information

Underlying both the measurement of benefit obligations and net periodic (income)/cost are actuarial valuations. These valuations use participant-specific information such as salary, age and years of service, as well as certain assumptions, the most significant of which include estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates. The company evaluates these assumptions, at a minimum, annually, and makes changes as necessary.

The table below presents the assumptions used to measure the net periodic (income)/cost and the year-end benefit obligations for retirement-related benefit plans.

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
	2012	2011	2010	2012	2011	2010
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31
Discount rate	4.20%	5.00%	5.60%	4.28%	4.33%	4.84%
Expected long-term returns on plan assets	8.00%	8.00%	8.00%	6.26%	6.41%	6.56%
Rate of compensation increase*	N/A	N/A	N/A	2.43%	2.37%	2.92%
Weighted-average assumptions used to measure benefit obligations at December 31
Discount rate	3.60%	4.20%	5.00%	3.23%	4.28%	4.33%
Rate of compensation increase*	N/A	N/A	N/A	2.51%	2.43%	2.37%

*  Rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants.

N/A—Not applicable

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
	2012	2011	2010	2012	2011	2010
Weighted-average assumptions used to measure net periodic cost for the year ended December 31
Discount rate	3.90%	4.80%	5.40%	7.37%	7.75%	7.92%
Expected long-term returns on plan assets	N/A	N/A	N/A	9.01%	9.07%	9.16%
Weighted-average assumptions used to measure benefit obligations at December 31
Discount rate	3.30%	3.90%	4.80%	6.43%	7.37%	7.75%

N/A—Not applicable

Discount Rate

The discount rate assumptions used for retirement-related benefit plans accounting reflect the yields available on high-quality, fixed income debt instruments at the measurement date. For the U.S. and certain non-U.S. countries, a portfolio of high-quality corporate bonds is used to construct a yield curve. The cash flows from the company’s expected benefit obligation payments are then matched to the yield curve to derive the discount rates. In other non-U.S. countries, where the markets for high-quality long-term bonds are not generally as well developed, a portfolio of long-term government bonds is used as a base, to which a credit spread is added to simulate corporate bond yields at these maturities in the jurisdiction of each plan, as the benchmark for developing the respective discount rates.

For the U.S. defined benefit pension plans, the changes in the discount rate assumptions impacted the net periodic (income)/cost and the PBO. The changes in the discount rate assumptions resulted in a decrease in 2012 net periodic income of $258 million, a decrease in 2011 net periodic income of $171 million and a decrease in 2010 net periodic income of $40 million. The changes in the discount rate assumptions resulted in an increase in the PBO of $3,414 million and $4,216 million at December 31, 2012 and 2011, respectively.

For the nonpension postretirement benefit plans, the changes in the discount rate assumptions had no material impact on net periodic cost for the years ended December 31, 2012, 2011 and 2010 and resulted in an increase in the APBO of $252 million and $359 million at December 31, 2012 and 2011, respectively.

Expected Long-Term Returns on Plan Assets

Expected returns on plan assets, a component of net periodic (income)/cost, represent the expected long-term returns on plan assets based on the calculated market-related value of plan assets. Expected long-term returns on plan assets take into account long-term expectations for future returns and the investment policies and strategies as described on page 128. These rates of return are developed by the company and are tested for reasonableness against historical returns. The use of expected long-term returns on plan assets may result in recognized pension income that is greater or less than the actual returns of those plan assets in any given year. Over time, however, the expected long-term returns are designed to approximate the actual long-term returns, and therefore result in a pattern of income and cost recognition that more closely matches the pattern of the services provided by the employees. Differences between actual and expected returns are recognized as a component of net loss or gain in AOCI, which is amortized as a component of net periodic (income)/cost over the service lives or life expectancy of the plan participants, depending on the plan, provided such amounts exceed certain thresholds provided by accounting standards. The market-related value of plan assets recognizes changes in the fair value of plan assets systematically over a five-year period in the expected return on plan assets line in net periodic (income)/cost.

For the U.S. defined benefit pension plan, the Qualified PPP, the expected long-term rate of return on plan assets of 8.00 percent remained constant for the years ended December 31, 2012, 2011 and 2010 and, consequently, had no incremental impact on net periodic (income)/cost.

For the nonpension postretirement benefit plans, the company maintains a highly liquid trust fund balance to ensure timely payments are made. As a result, for the years ended December 31, 2012, 2011 and 2010, the expected long-term return on plan assets and the actual return on those assets were not material.

Rate of Compensation Increases and Mortality Rate

The rate of compensation increases is determined by the company, based upon its long-term plans for such increases. The rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants. Mortality rate assumptions are based on life expectancy and death rates for different types of participants. Mortality rates are periodically updated based on actual experience.

Interest Crediting Rate

Benefits for certain participants in the PPP are calculated using a cash balance formula. An assumption underlying this formula is an interest crediting rate, which impacts both net periodic (income)/cost and the PBO. This assumption provides a basis for projecting the expected interest rate that participants will earn on the benefits that they are expected to receive in the following year and is based on the average from August to October of the one-year U.S. Treasury Constant Maturity yield plus one percent.

For the PPP, the change in the interest crediting rate to 1.1 percent for the year ended December 31, 2012, from 1.3 percent for the year ended December 31, 2011, resulted in an increase in 2012 net periodic income of $10 million. The change in the interest crediting rate to 1.3 percent for the year ended December 31, 2011, from 1.4 percent for the year ended December 31, 2010, resulted in an increase in 2011 net periodic income of $4 million. The change in the interest crediting rate to 1.4 percent for the year ended December 31, 2010, from 2.8 percent for the year ended December 31, 2009, resulted in an increase in 2010 net periodic income of $62 million.

Healthcare Cost Trend Rate

For nonpension postretirement benefit plan accounting, the company reviews external data and its own historical trends for healthcare costs to determine the healthcare cost trend rates. However, the healthcare cost trend rate has an insignificant effect on plan costs and obligations as a result of the terms of the plan which limit the company’s obligation to the participants. The company assumes that the healthcare cost trend rate for 2013 will be 7.0 percent. In addition, the company assumes that the same trend rate will decrease to 5 percent over the next four years. A one percentage point increase or decrease in the assumed healthcare cost trend rate would not have had a material effect on 2012, 2011 and 2010 net periodic cost or the benefit obligations as of December 31, 2012 and 2011.

Healthcare Legislation

The expected effects of the U.S. healthcare reform legislation enacted in March 2010 were incorporated into the remeasurements of the U.S. nonpension postretirement benefit plan at December 31, 2012 and 2011. The impact was insignificant as a result of the terms of the plan which limit the company’s obligation to the participants.

Plan Assets

Retirement-related benefit plan assets are recognized and measured at fair value as described in note A, “Significant Accounting Policies,” on page 84. Because of the inherent uncertainty of valuations, these fair value measurements may not necessarily reflect the amounts the company could realize in current market transactions.

Investment Policies and Strategies

The investment objectives of the Qualified PPP portfolio are designed to generate returns that will enable the plan to meet its future obligations. The precise amount for which these obligations will be settled depends on future events, including the retirement dates and life expectancy of the plans’ participants. The obligations are estimated using actuarial assumptions, based on the current economic environment and other pertinent factors described on pages 125 to 127. The Qualified PPP portfolio’s investment strategy balances the requirement to generate returns, using potentially higher yielding assets such as equity securities, with the need to control risk in the portfolio with less volatile assets, such as fixed-income securities. Risks include, among others, inflation, volatility in equity values and changes in interest rates that could cause the plan to become underfunded, thereby increasing its dependence on contributions from the company. To mitigate any potential concentration risk, careful consideration is given to balancing the portfolio among industry sectors, companies and geographies, taking into account interest rate sensitivity, dependence on economic growth, currency and other factors that affect investment returns. As a result, the Qualified PPP portfolio’s target allocation is 43 percent equity securities, 47 percent fixed income securities, 5 percent real estate and 5 percent other investments, which is consistent with the allocation decisions made by the company’s management and is similar to the prior year target allocation. The table on page 129 details the actual equity, fixed income, real estate and other types of investments in the Qualified PPP portfolio.

The assets are managed by professional investment firms and investment professionals who are employees of the company. They are bound by investment mandates determined by the company’s management and are measured against specific benchmarks. Among these managers, consideration is given, but not limited to, balancing security concentration, issuer concentration, investment style and reliance on particular active and passive investment strategies.

Market liquidity risks are tightly controlled, with $6,946 million of the Qualified PPP portfolio invested in private market assets consisting of private equities and private real estate investments, which are less liquid than publicly traded securities. As of December 31, 2012, the Qualified PPP portfolio had $2,509 million in commitments for future investments in private markets to be made over a number of years. These commitments are expected to be funded from plan assets.

Derivatives are used as an effective means to achieve investment objectives and/or as a component of the plan’s risk management strategy. The primary reasons for the use of derivatives are fixed income management, including duration, interest rate management and credit exposure, cash equitization and to manage currency and commodity strategies.

Outside the U.S., the investment objectives are similar to those described above, subject to local regulations. The weighted-average target allocation for the non-U.S. plans is 35 percent equity securities, 54 percent fixed income securities, 2 percent real estate and 9 percent other investments, which is consistent with the allocation decisions made by the company’s management. The table on page 129 details the actual equity, fixed income, real estate and other types of investments for non-U.S. plans. In some countries, a higher percentage allocation to fixed income is required to manage solvency and funding risks. In others, the responsibility for managing the investments typically lies with a board that may include up to 50 percent of members elected by employees and retirees. This can result in slight differences compared with the strategies previously described. Generally, these non-U.S. plans do not invest in illiquid assets and their use of derivatives is consistent with the U.S. plan and mainly for currency hedging, interest rate risk management, credit exposure and alternative investment strategies.

The company’s defined benefit pension plans include investments in certain European government securities. At December 31, 2012, the U.S. plan held $847 million and the non-U.S. plans held approximately $11 billion in European sovereign debt investments, primarily in AAA-rated securities. Investments in government debt securities in Italy, Spain and Ireland were de minimis in the U.S. plan and represented less than 1 percent of total non-U.S. plan assets. The plans hold no direct investments in government debt securities of Greece and Portugal.

The company’s nonpension postretirement benefit plans are underfunded or unfunded. For some plans, the company maintains a nominal, highly liquid trust fund balance to ensure timely benefit payments.

Defined Benefit Pension Plan assets

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2012. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$15,161	$1	$—	$15,163	$6,395	$—	$—	$6,395
Equity commingled/mutual funds(b)(c)	96	2,556	—	2,652	138	7,641	—	7,779
Fixed income
Government and related(d)	—	12,945	6	12,951	—	8,978	76	9,054
Corporate bonds (e)	—	8,499	11	8,510	—	1,878	5	1,883
Mortgage and asset-backed securities	—	922	45	968	—	9	—	9
Fixed income commingled/mutual funds(b)(f)	155	804	267	1,226	78	8,018	—	8,096
Insurance contracts	—	—	—	—	—	1,019	—	1,019
Cash and short-term investments(g)	244	3,198	—	3,442	134	373	—	507
Hedge funds	—	1,402	756	2,159	—	646	—	646
Private equity(h)	—	—	4,085	4,085	—	—	353	353
Private real estate(h)	—	—	2,861	2,861	—	—	609	609
Derivatives(i)	(6)	62	—	56	0	856	—	857
Other commingled/mutual funds(b)(j)	—	—	—	—	12	907	—	919
Subtotal	15,650	30,390	8,032	54,072	6,757	30,325	1,042	38,124
Other(k)	—	—	—	(442)	—	—	—	(66)
Fair value of plan assets	$15,650	$30,390	$8,032	$53,630	$6,757	$30,325	$1,042	$38,058

(a)

Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $113 million, representing 0.2 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $40 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)	Commingled funds represent pooled institutional investments.
(c)	Invests in predominantly equity securities.
(d)	Includes debt issued by national, state and local governments and agencies.
(e)

The U.S. Plan includes IBM corporate bonds of $6 million, representing 0.01 percent of the U.S. Plan assets. Non-U.S. plans include IBM corporate bonds of $2 million representing 0.004 percent of the non-U.S. Plan assets.

(f)	Invests in predominantly fixed income securities.
(g)	Includes cash and cash equivalents and short-term marketable securities.
(h)	Includes limited partnerships and venture capital partnerships.
(i)	Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.
(j)	Invests in both equity and fixed income securities.
(k)	Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The U.S. nonpension postretirement benefit plan assets of $433 million were invested in cash, categorized as Level 1 in the fair value hierarchy. The non-U.S. nonpension postretirement benefit plan assets of $119 million, primarily in Brazil, and, to a lesser extent, in Mexico and South Africa, were invested primarily in government and related fixed income securities and corporate bonds, categorized as Level 2 in the fair value hierarchy.

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2011. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$13,618	$11	$—	$13,629	$6,426	$—	$—	$6,427
Equity commingled/mutual funds(b)(c)	32	1,877	—	1,909	240	7,751	—	7,991
Fixed income
Government and related(d)	—	15,105	29	15,134	—	8,479	96	8,575
Corporate bonds (e)	—	7,387	12	7,398	—	1,409	39	1,447
Mortgage and asset-backed securities	—	838	45	883	—	36	—	36
Fixed income commingled/mutual funds(b)(f)	262	715	246	1,223	72	7,136	—	7,209
Insurance contracts	—	—	—	—	—	988	—	988
Cash and short-term investments(g)	286	2,390	—	2,675	145	361	—	506
Hedge funds	—	1,140	713	1,853	—	417	—	417
Private equity(h)	0	—	4,098	4,098	—	—	262	262
Private real estate(h)	—	—	2,790	2,790	—	—	580	580
Derivatives(i)	10	(15)	—	(6)	(2)	866	—	864
Other commingled/mutual funds(b)(j)	—	—	—	—	9	114	—	123
Subtotal	14,207	29,446	7,932	51,586	6,890	27,557	977	35,425
Other(k)	—	—	—	(368)	—	—	—	(62)
Fair value of plan assets	$14,207	$29,446	$7,932	$51,218	$6,890	$27,557	$977	$35,362

(a)

Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $132 million, representing 0.3 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $35 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)	Commingled funds represent pooled institutional investments.
(c)	Invests in predominantly equity securities.
(d)	Includes debt issued by national, state and local governments and agencies.
(e)	The U.S. Plan includes IBM corporate bonds of $13 million, representing 0.03 percent of the U.S. Plan assets.
(f)	Invests in predominantly fixed income securities.
(g)	Includes cash and cash equivalents and short-term marketable securities.
(h)	Includes limited partnerships and venture capital partnerships.
(i)	Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.
(j)	Invests in both equity and fixed income securities.
(k)	Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The U.S. nonpension postretirement benefit plan assets of $38 million were invested in cash, categorized as Level 1 in the fair value hierarchy. The non-U.S. nonpension postretirement benefit plan assets of $112 million, primarily in Brazil, and, to a lesser extent, in Mexico and South Africa, were invested primarily in government and related fixed income securities and corporate bonds, categorized as Level 2 in the fair value hierarchy.

The following tables present the reconciliation of the beginning and ending balances of Level 3 assets for the years ended December 31, 2012 and 2011 for the U.S. Plan.

($ in millions)

			Mortgage
			and Asset-	Fixed Income
	Government	Corporate	Backed	Commingled/	Hedge	Private	Private
	and Related	Bonds	Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2012	$29	$12	$45	$246	$713	$4,098	$2,790	$7,932
Return on assets held at end of year	0	0	1	21	56	855	202	1,135
Return on assets sold during the year	0	2	1	—	14	(334)	(41)	(359)
Purchases, sales and settlements, net	(1)	(2)	(9)	—	(26)	(533)	(90)	(660)
Transfers, net	(22)	(1)	8	—	—	—	—	(15)
Balance at December 31, 2012	$6	$11	$45	$267	$756	$4,085	$2,861	$8,032

($ in millions)

			Mortgage
			and Asset-	Fixed Income
	Government	Corporate	Backed	Commingled/	Hedge	Private	Private
	and Related	Bonds	Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$—	$56	$221	$624	$4,251	$2,634	$7,786
Return on assets held at end of year	(0)	0	(1)	25	(35)	348	131	468
Return on assets sold during the year	0	(0)	(0)	—	5	(30)	39	14
Purchases, sales and settlements, net	12	5	(16)	—	(7)	(471)	(14)	(492)
Transfers, net	17	7	6	—	127 *	—	—	157
Balance at December 31, 2011	$29	$12	$45	$246	$713	$4,098	$2,790	$7,932

* Due to an increase in the redemption term during 2011, the asset was transferred from Level 2 to Level 3.

The following tables present the reconciliation of the beginning and ending balances of Level 3 assets for the years ended December 31, 2012 and 2011 for the non-U.S. Plans.

($ in millions)

	Government	Corporate	Private	Private
	and Related	Bonds	Equity	Real Estate	Total
Balance at January 1, 2012	$96	$39	$262	$580	$977
Return on assets held at end of year	3	(1)	9	(5)	6
Return on assets sold during the year	3	1	9	0	14
Purchases, sales and settlements, net	(26)	(29)	62	14	21
Transfers, net	(2)	(5)	(0)	(3)	(10)
Foreign exchange impact	1	(0)	11	23	34
Balance at December 31, 2012	$76	$5	$353	$609	$1,042

($ in millions)

	Government	Corporate	Private	Private
	and Related	Bonds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$11	$176	$533	$720
Return on assets held at end of year	3	2	30	11	46
Return on assets sold during the year	(0)	(0)	(2)	(3)	(5)
Purchases, sales and settlements, net	100	28	65	44	237
Transfers, net	—	—	(0)	0	0
Foreign exchange impact	(7)	(2)	(7)	(6)	(22)
Balance at December 31, 2011	$96	$39	$262	$580	$977

Valuation Techniques

The following is a description of the valuation techniques used to measure plan assets at fair value. There were no changes in valuation techniques during 2012 and 2011.

Equity securities are valued at the closing price reported on the stock exchange on which the individual securities are traded. IBM common stock is valued at the closing price reported on the New York Stock Exchange. Equity commingled/mutual funds are typically valued using the net asset value (NAV) provided by the administrator of the fund and reviewed by the company. The NAV is based on the value of the underlying assets owned by the fund, minus liabilities and divided by the number of shares or units outstanding. These assets are classified as Level 1, Level 2 or Level 3 depending on availability of quoted market prices.

The fair value of fixed income securities is typically estimated using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are generally classified as Level 2. If available, they are valued using the closing price reported on the major market on which the individual securities are traded.

Cash includes money market accounts that are valued at their cost plus interest on a daily basis, which approximates fair value. Short-term investments represent securities with original maturities of one year or less. These assets are classified as Level 1 or Level 2.

Private equity and private real estate partnership valuations require significant judgment due to the absence of quoted market prices, the inherent lack of liquidity and the long-term nature of such assets. These assets are initially valued at cost and are reviewed periodically utilizing available and relevant market data to determine if the carrying value of these assets should be adjusted. These investments are classified as Level 3. The valuation methodology is applied consistently from period to period.

Exchange traded derivatives are valued at the closing price reported on the exchange on which the individual securities are traded, while forward contracts are valued using a mid-close price. Over-the-counter derivatives are typically valued using pricing models. The models require a variety of inputs, including, for example, yield curves, credit curves, measures of volatility and foreign exchange rates. These assets are classified as Level 1 or Level 2 depending on availability of quoted market prices.

Expected Contributions

Defined Benefit Pension Plans

It is the company’s general practice to fund amounts for pensions sufficient to meet the minimum requirements set forth in applicable employee benefits laws and local tax laws. From time to time, the company contributes additional amounts as it deems appropriate.

The company contributed $557 million and $728 million in cash to non-U.S. defined benefit pension plans and $60 million and $70 million in cash to non-U.S. multi-employer plans during the years ended December 31, 2012 and 2011, respectively. The cash contributions to multi-employer plans represent the annual cost included in net periodic (income)/cost recognized in the Consolidated Statement of Earnings. The company has no liability for participants in multi-employer plans other than its own employees. As a result, the company’s participation in multi-employer plans has no material impact on the company’s financial statements.

In 2013, the company is not legally required to make any contributions to the U.S. defined benefit pension plans. However, depending on market conditions, or other factors, the company may elect to make discretionary contributions to the Qualified PPP during the year.

The Pension Protection Act of 2006 (the Act), enacted into law in 2006, is a comprehensive reform package that, among other provisions, increases pension funding requirements for certain U.S. defined benefit plans, provides guidelines for measuring pension plan assets and pension obligations for funding purposes and raises tax deduction limits for contributions to retirement-related benefit plans. The additional funding requirements by the Act apply to plan years beginning after December 31, 2007. The Act was updated by the Worker, Retiree and Employer Recovery Act of 2008, which revised the funding requirements in the Act by clarifying that pension plans may smooth the value of pension plans over 24 months. At December 31, 2012, no mandatory contribution was required for 2013.

In 2013, the company estimates contributions to its non-U.S. defined benefit and multi-employer plans to be approximately $700 million, which will be mainly contributed to defined benefit pension plans in Japan, the UK and Switzerland. This amount represents the legally mandated minimum contributions. Financial market performance in 2013 could increase the legally mandated minimum contribution in certain countries which require monthly or daily remeasurement of the funded status. The company could also elect to contribute more than the legally mandated amount based on market conditions or other factors.

Nonpension Postretirement Benefit Plans

The company contributed $693 million and $362 million to the non-pension postretirement benefit plans during the years ended December 31, 2012 and 2011, respectively. These contribution amounts exclude the Medicare-related subsidy discussed on page 133. The 2012 amount includes a $400 million voluntary cash contribution to the U.S. non-pension postretirement benefit plan. This advanced funding will be utilized to fund post-2012 benefit payments for Medicare-eligible prescription drugs.

Expected Benefit Payments

Defined Benefit Pension Plan Expected Payments

The following table presents the total expected benefit payments to defined benefit pension plan participants. These payments have been estimated based on the same assumptions used to measure the plans’ PBO at December 31, 2012 and include benefits attributable to estimated future compensation increases, where applicable.

($ in millions)

					Total
	Qualified	Nonqualified	Qualified	Nonqualified	Expected
	U.S. Plan	U.S. Plans	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Payments	Payments	Payments	Payments
2013	$3,303	$104	$1,993	$378	$5,778
2014	3,342	106	2,040	373	5,861
2015	3,407	108	2,011	382	5,908
2016	3,438	112	2,049	389	5,988
2017	3,418	113	2,073	400	6,004
2018–2022	17,436	597	11,071	2,252	31,356

The 2013 expected benefit payments to defined benefit pension plan participants not covered by the respective plan assets (underfunded plans) represent a component of compensation and benefits, within current liabilities, in the Consolidated Statement of Financial Position.

Nonpension Postretirement Benefit Plan Expected Payments

The following table reflects the total expected benefit payments to nonpension postretirement benefit plan participants, as well as the expected receipt of the company’s share of the Medicare subsidy described below. These payments have been estimated based on the same assumptions used to measure the plan’s APBO at December 31, 2012.

($ in millions)

		Less: IBM
		Share of				Total
		Expected	Net Expected	Qualified	Nonqualified	Expected
	U.S. Plan	Medicare	U.S. Plan	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Subsidy	Payments	Payments	Payments	Payments
2013	$462	$(24)	$438	$8	$34	$480
2014	447	(26)	421	8	38	467
2015	446	(26)	420	8	41	470
2016	437	(25)	412	9	44	465
2017	429	(24)	405	10	48	463
2018–2022	1,979	(21)	1,958	55	305	2,318

The 2013 expected benefit payments to nonpension postretirement benefit plan participants not covered by the respective plan assets represent a component of compensation and benefits, within current liabilities, in the Consolidated Statement of Financial Position.

Medicare Prescription Drug Act

In connection with the Medicare Prescription Drug Improvement and Modernization Act of 2003, the company is expected to continue to receive a federal subsidy of approximately $298 million to subsidize the prescription drug coverage provided by the U.S. non-pension postretirement benefit plan, which is expected to extend until 2018. Approximately $147 million of the subsidy will be used by the company to reduce its obligation and cost related to the U.S. nonpension postretirement benefit plan. The company will contribute the remaining subsidy of $151 million to the plan in order to reduce contributions required by the participants. The company received total subsidies of $53 million and $36 million for prescription drug-related coverage during the years ended December 31, 2012 and 2011, respectively, which were utilized to reduce the company contributions to the U.S. nonpension postretirement benefit plan.

The company has included the impact of its portion of the subsidy in the determination of net periodic cost and APBO for the U.S. nonpension postretirement benefit plan at and for the years ended December 31, 2012, 2011 and 2010. The impact of the subsidy resulted in a reduction in APBO of $134 million and $93 million at December 31, 2012 and 2011, respectively. The impact of the subsidy resulted in a reduction in 2012, 2011 and 2010 net periodic cost of $35 million, $37 million and $19 million, respectively.

Other Plan Information

The following table presents information for defined benefit pension plans with accumulated benefit obligations (ABO) in excess of plan assets. For a more detailed presentation of the funded status of the company’s defined benefit pension plans, see the table on page 124.

($ in millions)

	2012		2011
	Benefit	Plan	Benefit	Plan
At December 31:	Obligation	Assets	Obligation	Assets
Plans with PBO in excess of plan assets	$99,184	$83,799	$83,777	$70,570
Plans with ABO in excess of plan assets	98,263	83,677	83,184	70,512
Plans with assets in excess of PBO	6,944	7,889	13,169	16,011

Segment Information	12 Months Ended
Dec. 31, 2012
Segment Information
Segment Information

Note T.

Segment Information

The company’s major operations consist of five business segments: Global Technology Services, Global Business Services, Software, Systems and Technology and Global Financing. The segments represent components of the company for which separate financial information is available that is utilized on a regular basis by the chief executive officer in determining how to allocate resources and evaluate performance. The segments are determined based on several factors, including client base, homogeneity of products, technology, delivery channels and similar economic characteristics.

Information about each segment’s business and the products and services that generate each segment’s revenue is located in the “Description of Business” section on pages 26 to 31, and in “Segment Details,” on pages 23 and 24 in the Management Discussion.

Segment revenue and pre-tax income include transactions between the segments that are intended to reflect an arm’s-length, market-based transfer price. Systems and software that are used by Global Technology Services in outsourcing engagements are primarily sourced internally from Systems and Technology and Software. For providing IT services that are used internally, Global Technology Services and Global Business Services recover cost, as well as a reasonable fee, that is intended to reflect the arm’s-length value of providing the services. The Global Services segments enter into arm’s-length loans at prices equivalent to market rates with Global Financing to facilitate the acquisition of equipment used in services engagements. All internal transaction prices are reviewed annually, and reset if appropriate.

The company utilizes globally integrated support organizations to realize economies of scale and efficient use of resources. As a result, a considerable amount of expense is shared by all of the segments. This shared expense includes sales coverage, certain marketing functions and support functions such as Accounting, Treasury, Procurement, Legal, Human Resources, and Billing and Collections. Where practical, shared expenses are allocated based on measurable drivers of expense, e.g., head count. When a clear and measurable driver cannot be identified, shared expenses are allocated on a financial basis that is consistent with the company’s management system, e.g., advertising expense is allocated based on the gross profits of the segments. A portion of the shared expenses, which are recorded in net income, are not allocated to the segments. These expenses are associated with the elimination of internal transactions and other miscellaneous items.

The following tables reflect the results of operations of the company’s segments consistent with the management and measurement system utilized within the company. Performance measurement is based on pre-tax income. These results are used, in part, by senior management, both in evaluating the performance of, and in allocating resources to, each of the segments.

Management System Segment View

($ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2012
External revenue	$40,236	$18,566	$25,448	$17,667	$2,013	$103,930
Internal revenue	1,166	719	3,274	676	2,060	7,896
Total revenue	$41,402	$19,286	$28,722	$18,343	$4,073	$111,826
Pre-tax income	$6,961	$2,983	$10,810	$1,227	$2,034	$24,015
Revenue year-to-year change	(1.7)%	(4.0)%	1.8%	(7.5)%	(2.9)%	(2.3)%
Pre-tax income year-to-year change	10.8%	(0.8)%	8.4%	(24.9)%	1.1%	4.8%
Pre-tax income margin	16.8%	15.5%	37.6%	6.7%	49.9%	21.5%

2011
External revenue	$40,879	$19,284	$24,944	$18,985	$2,102	$106,194
Internal revenue	1,242	797	3,276	838	2,092	8,246
Total revenue	$42,121	$20,081	$28,219	$19,823	$4,195	$114,440
Pre-tax income	$6,284	$3,006	$9,970	$1,633	$2,011	$22,904
Revenue year-to-year change	6.6%	5.6%	10.9%	5.6%	2.8%	7.1%
Pre-tax income year-to-year change	14.3%	18.1%	5.3%	12.2%	2.8%	9.5%
Pre-tax income margin	14.9%	15.0%	35.3%	8.2%	47.9%	20.0%

2010
External revenue	$38,201	$18,223	$22,485	$17,973	$2,238	$99,120
Internal revenue	1,313	798	2,950	804	1,842	7,707
Total revenue	$39,514	$19,021	$25,436	$18,777	$4,080	$106,827
Pre-tax income	$5,499	$2,546	$9,466	$1,456	$1,956	$20,923
Revenue year-to-year change	2.0%	2.6%	5.7%	9.8%	0.1%	4.2%
Pre-tax income year-to-year change	0.3%	1.8%	13.8%	12.1%	13.5%	8.3%
Pre-tax income margin	13.9%	13.4%	37.2%	7.8%	48.0%	19.6%

Reconciliations of IBM as Reported

($ in millions)

For the year ended December 31:	2012	2011	2010
Revenue
Total reportable segments	$111,826	$114,440	$106,827
Other revenue and adjustments	577	722	750
Elimination of internal transactions	(7,896)	(8,246)	(7,707)
Total IBM consolidated revenue	$104,507	$106,916	$99,870

($ in millions)

For the year ended December 31:	2012	2011	2010
Pre-tax income
Total reportable segments	$24,015	$22,904	$20,923
Amortization of acquired intangible assets	(703)	(629)	(512)
Acquisition-related charges	(36)	(46)	(46)
Non-operating retirement- related (costs)/income	(538)	72	414
Elimination of internal transactions	(1,197)	(1,243)	(957)
Unallocated corporate amounts*	361	(56)	(98)
Total IBM consolidated pre-tax income	$21,902	$21,003	$19,723

*              The 2012 amount includes the gain related to the Retail Store Solutions divestiture. The 2011 amount includes gains related to the sale of Lenovo common stock.

Immaterial Items

Investment in Equity Alliances and Equity Alliances Gains/(Losses)

The investments in equity alliances and the resulting gains and (losses) from these investments that are attributable to the segments did not have a material effect on the financial position or the financial results of the segments.

Segment Assets and Other Items

Global Technology Services assets are primarily plant, property and equipment including the assets associated with the outsourcing business, accounts receivable, goodwill, acquired intangible assets, deferred services arrangement transition costs and maintenance parts inventory. Global Business Services assets are primarily goodwill and accounts receivable. Software assets are mainly goodwill, acquired intangible assets and accounts receivable. Systems and Technology assets are primarily plant, property and equipment, goodwill, manufacturing inventory and accounts receivable. Global Financing assets are primarily financing receivables and fixed assets under operating leases.

To ensure the efficient use of the company’s space and equipment, several segments may share plant, property and equipment assets. Where assets are shared, landlord ownership of the assets is assigned to one segment and is not allocated to each user segment. This is consistent with the company’s management system and is reflected accordingly in the table on page 137. In those cases, there will not be a precise correlation between segment pre-tax income and segment assets.

Similarly, the depreciation amounts reported by each segment are based on the assigned landlord ownership and may not be consistent with the amounts that are included in the segments’ pre-tax income. The amounts that are included in pre-tax income reflect occupancy charges from the landlord segment and are not specifically identified by the management reporting system. Capital expenditures that are reported by each segment also are consistent with the landlord ownership basis of asset assignment.

Global Financing amounts for interest income and interest expense reflect the interest income and interest expense associated with the Global Financing business, including the intercompany financing activities discussed on page 24, as well as the income from investment in cash and marketable securities. The explanation of the difference between cost of financing and interest expense for segment presentation versus presentation in the Consolidated Statement of Earnings is included on page 66 of the Management Discussion.

Management System Segment View

($ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2012
Assets	$15,884	$8,022	$26,291	$8,232	$38,882	$97,310
Depreciation/amortization of intangibles*	1,597	75	1,157	786	853	4,470
Capital expenditures/investments in intangibles	1,760	42	618	1,106	708	4,233
Interest income	—	—	—	—	1,942	1,942
Interest expense	—	—	—	—	410	410

2011
Assets	$15,475	$8,078	$23,926	$7,649	$36,427	$91,557
Depreciation/amortization of intangibles*	1,713	83	1,062	737	1,145	4,739
Capital expenditures/investments in intangibles	1,838	56	469	1,032	930	4,325
Interest income	—	—	—	—	2,139	2,139
Interest expense	—	—	—	—	538	538

2010
Assets	$15,560	$8,007	$22,625	$7,287	$35,813	$89,292
Depreciation/amortization of intangibles*	1,632	75	992	784	1,417	4,900
Capital expenditures/investments in intangibles	1,511	52	463	1,163	1,246	4,434
Interest income	—	—	—	—	2,116	2,116
Interest expense	—	—	—	—	548	548

*  Segment pre-tax income does not include the amortization of intangible assets.

Reconciliations of IBM as Reported

($ in millions)

At December 31:	2012	2011	2010
Assets
Total reportable segments	$97,310	$91,557	$89,292
Elimination of internal transactions	(4,943)	(5,407)	(5,515)
Unallocated amounts
Cash and marketable securities	9,779	10,575	10,113
Notes and accounts receivable	3,769	3,526	3,762
Deferred tax assets	5,194	4,865	4,494
Plant, other property and equipment	2,555	2,918	3,067
Pension assets	945	2,837	3,060
Other	4,604	5,562	5,178
Total IBM consolidated assets	$119,213	$116,433	$113,452

Major Clients

No single client represented 10 percent or more of the company’s total revenue in 2012, 2011 or 2010.

Geographic Information

The following provides information for those countries that are 10 percent or more of the specific category.

Revenue*

($ in millions)

For the year ended December 31:	2012	2011	2010
United States	$36,270	$37,041	$35,581
Japan	10,697	10,968	10,701
Other countries	57,540	58,906	53,589
Total IBM consolidated revenue	$104,507	$106,916	$99,870

* Revenues are attributed to countries based on the location of the client.

Plant and Other Property-Net

($ in millions)

At December 31:	2012	2011	2010
United States	$6,555	$6,271	$6,134
Other countries	6,299	6,186	6,298
Total	$12,854	$12,457	$12,432

Revenue by Classes of Similar Products or Services

The following table presents external revenue for similar classes of products or services within the company’s reportable segments. Within Global Technology Services and Global Business Services, client solutions often include IBM software and systems and other suppliers’ products if the client solution requires it. Within Software, product license charges and ongoing subscription and support are reported as Software, and software as a service, consulting, education, training and other product-related services are reported as Services. Within Systems and Technology, Microelectronics original equipment manufacturer (OEM) revenue is primarily from the sale of semiconductors. Microelectronics Services revenue includes circuit and component design services and technology and manufacturing consulting services. See “Description of the Business,” beginning on page 21 for additional information.

($ in millions)

For the year ended December 31:	2012	2011	2010
Global Technology Services
Services	$31,161	$31,746	$29,367
Maintenance	7,343	7,515	7,250
Systems	1,574	1,478	1,409
Software	159	140	175
Global Business Services
Services	$18,216	$18,956	$17,858
Software	208	211	236
Systems	142	118	129
Software
Software	$23,144	$22,921	$20,882
Services	2,304	2,022	1,603
Systems and Technology
Servers	$11,980	$12,362	$11,619
Storage	3,411	3,619	3,420
Microelectronics OEM	1,572	1,975	1,938
Retail Store Solutions	357	753	674
Microelectronics Services	346	277	321
Global Financing
Financing	$1,471	$1,612	$1,580
Used equipment sales	542	490	659

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
Subsequent Events

Note U.
Subsequent Events

On January 2, 2013, the American Taxpayer Relief Act of 2012 was signed into law extending several business tax provisions through 2013. Certain of these provisions were reinstated retroactively to January 1, 2012. Accounting guidance requires that the effects of new legislation be recognized upon enactment. Accordingly, the 2012 retroactive impact of the legislation, which is a tax benefit of approximately $135 million, will be included in the company’s first-quarter 2013 tax provision.

On January 29, 2013, the company announced that the Board of Directors approved a quarterly dividend of $0.85 per common share. The dividend is payable March 9, 2013 to shareholders of record on February 8, 2013.

On February 5, 2013, the company issued $1 billion of 5-year fixed-rate bonds with a 1.25 percent coupon, and $1 billion of 2-year floating-rate bonds priced at three month London Interbank Offered Rate (LIBOR) minus two basis points.

SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES	12 Months Ended
Dec. 31, 2012
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
SCHEDULE II VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES
For the Years Ended December 31:
(Dollars in Millions)

Description	Balance at Beginning of Period	Additions*	Writeoffs	Other**	Balance at End of Period
Allowance For Doubtful Accounts
2012
—Current	$578	$41	$(45)	$(15)	$560

—Noncurrent	$38	$10	$0	$17	$66

2011
—Current	$676	$90	$(154)	$(34)	$578

—Noncurrent	$58	$1	$(17)	$(3)	$38

2010
—Current	$669	$49	$(146)	$104	$676

—Noncurrent	$100	$(12)	$(29)	$(1)	$58

Allowance For Inventory Losses
2012	$625	$294	$(240)	$(28)	$652

2011	$674	$230	$(279)	$1	$625

2010	$679	$254	$(285)	$26	$674

Revenue Based Provisions
2012	$861	$3,228	$(3,345)	$33	$777

2011	$888	$3,157	$(3,132)	$(51)	$861

2010	$871	$3,234	$(3,216)	$(1)	$888

*
Additions for Allowance for Doubtful Accounts and Allowance for Inventory Losses are charged to expense and cost accounts, respectively, while Revenue Based Provisions are charged to revenue accounts.

**
Primarily comprises currency translation adjustments.

Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies
Basis of Presentation

Basis of Presentation

The accompanying Consolidated Financial Statements and footnotes of the International Business Machines Corporation (IBM or the company) have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).

Within the financial statements and tables presented, certain columns and rows may not add due to the use of rounded numbers for disclosure purposes. Percentages presented are calculated from the underlying whole-dollar amounts. Certain prior year amounts have been reclassified to conform to the current year presentation. This is annotated where applicable.

Noncontrolling interest amounts in income of $11 million, $6 million and $9 million, net of tax, for the years ended December 31, 2012, 2011 and 2010, respectively, are included in the Consolidated Statement of Earnings within the other (income) and expense line item.

Principles of Consolidation

Principles of Consolidation

The Consolidated Financial Statements include the accounts of IBM and its controlled subsidiaries, which are generally majority owned. Any noncontrolling interest in the equity of a subsidiary is reported in Equity in the Consolidated Statement of Financial Position. Net income and losses attributable to the noncontrolling interest is reported as described above in the Consolidated Statement of Earnings. The accounts of variable interest entities (VIEs) are included in the Consolidated Financial Statements, if required. Investments in business entities in which the company does not have control, but has the ability to exercise significant influence over operating and financial policies, are accounted for using the equity method and the company’s proportionate share of income or loss is recorded in other (income) and expense. The accounting policy for other investments in equity securities is on pages 84 and 85 within “Marketable Securities.” Equity investments in non-publicly traded entities are primarily accounted for using the cost method. All intercompany transactions and accounts have been eliminated in consolidation.

Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, revenue, costs, expenses and other comprehensive income/(loss) (OCI) that are reported in the Consolidated Financial Statements and accompanying disclosures. These estimates are based on management’s best knowledge of current events, historical experience, actions that the company may undertake in the future and on various other assumptions that are believed to be reasonable under the circumstances. As a result, actual results may be different from these estimates. See “Critical Accounting Estimates” on pages 59 to 61 for a discussion of the company’s critical accounting estimates.

Revenue

Revenue

The company recognizes revenue when it is realized or realizable and earned. The company considers revenue realized or realizable and earned when it has persuasive evidence of an arrangement, delivery has occurred, the sales price is fixed or determinable and collectibility is reasonably assured. Delivery does not occur until products have been shipped or services have been provided to the client, risk of loss has transferred to the client, and either client acceptance has been obtained, client acceptance provisions have lapsed, or the company has objective evidence that the criteria specified in the client acceptance provisions have been satisfied. The sales price is not considered to be fixed or determinable until all contingencies related to the sale have been resolved.

The company recognizes revenue on sales to solution providers, resellers and distributors (herein referred to as “resellers”) when the reseller has: economic substance apart from the company, credit risk, title and risk of loss to the inventory; and, the fee to the company is not contingent upon resale or payment by the end user, the company has no further obligations related to bringing about resale or delivery and all other revenue recognition criteria have been met.

The company reduces revenue for estimated client returns, stock rotation, price protection, rebates and other similar allowances. (See Schedule II, “Valuation and Qualifying Accounts and Reserves” included in the company’s Annual Report on Form 10-K). Revenue is recognized only if these estimates can be reasonably and reliably determined. The company bases its estimates on historical results taking into consideration the type of client, the type of transaction and the specifics of each arrangement. Payments made under cooperative marketing programs are recognized as an expense only if the company receives from the client an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably and reliably estimated. If the company does not receive an identifiable benefit sufficiently separable from the product sale whose fair value can be reasonably estimated, such payments are recorded as a reduction of revenue.

Revenue from sales of third-party vendor products or services is recorded net of costs when the company is acting as an agent between the client and the vendor, and gross when the company is a principal to the transaction. Several factors are considered to determine whether the company is an agent or principal, most notably whether the company is the primary obligor to the client, or has inventory risk. Consideration is also given to whether the company adds meaningful value to the vendor’s product or service, was involved in the selection of the vendor’s product or service, has latitude in establishing the sales price or has credit risk.

The company reports revenue net of any revenue-based taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions. In addition to the aforementioned general policies, the following are the specific revenue recognition policies for multiple-deliverable arrangements and for each major category of revenue.

Multiple-Deliverable Arrangements

Multiple-Deliverable Arrangements

The company enters into revenue arrangements that may consist of multiple deliverables of its products and services based on the needs of its clients. These arrangements may include any combination of services, software, hardware and/or financing. For example, a client may purchase a server that includes operating system software. In addition, the arrangement may include post-contract support for the software and a contract for post-warranty maintenance service for the hardware. These types of arrangements can also include financing provided by the company. These arrangements consist of multiple deliverables, with the hardware and software delivered in one reporting period and the software support and hardware maintenance services delivered across multiple reporting periods. In another example, a client may outsource the running of its datacenter operations to the company on a long-term, multiple-year basis and periodically purchase servers and/or software products from the company to upgrade or expand its facility. The outsourcing services are provided on a continuous basis across multiple reporting periods and the hardware and software products are delivered in one reporting period. To the extent that a deliverable in a multiple-deliverable arrangement is subject to specific accounting guidance that deliverable is accounted for in accordance with such specific guidance. Examples of such arrangements may include leased hardware which is subject to specific leasing guidance or software which is subject to specific software revenue recognition guidance on whether and/or how to separate multiple-deliverable arrangements into separate units of accounting (separability) and how to allocate the arrangement consideration among those separate units of accounting (allocation). For all other deliverables in multiple-deliverable arrangements, the guidance below is applied for separability and allocation. A multiple-deliverable arrangement is separated into more than one unit of accounting if the following criteria are met:

·                  The delivered item(s) has value to the client on a stand-alone basis; and

·                  If the arrangement includes a general right of return relative to the delivered item(s), delivery or performance of the undelivered item(s) is considered probable and substantially in the control of the company.

If these criteria are not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is a relative selling price for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative selling price. The following revenue policies are then applied to each unit of accounting, as applicable.

Revenue from the company’s business analytics, Smarter Planet and cloud offerings follow the specific revenue recognition policies for multiple deliverable arrangements and for each major category of revenue depending on the type of offering which can be comprised of services, hardware and/or software.

Services

Services

The company’s primary services offerings include information technology (IT) datacenter and business process outsourcing, application management services, consulting and systems integration, technology infrastructure and system maintenance, Web hosting and the design and development of complex IT systems to a client’s specifications (design and build). These services are provided on a time-and-material basis, as a fixed-price contract or as a fixed-price per measure of output contract and the contract terms range from less than one year to over 10 years.

Revenue from IT datacenter and business process outsourcing contracts is recognized in the period the services are provided using either an objective measure of output or on a straight-line basis over the term of the contract. Under the output method, the amount of revenue recognized is based on the services delivered in the period.

Revenue from application management services, technology infrastructure and system maintenance and Web hosting contracts is recognized on a straight-line basis over the terms of the contracts. Revenue from time-and-material contracts is recognized as labor hours are delivered and direct expenses are incurred. Revenue related to extended warranty and product maintenance contracts is recognized on a straight-line basis over the delivery period.

Revenue from fixed-price design and build contracts is recognized under the percentage-of-completion (POC) method. Under the POC method, revenue is recognized based on the labor costs incurred to date as a percentage of the total estimated labor costs to fulfill the contract. If circumstances arise that change the original estimates of revenues, costs, or extent of progress toward completion, revisions to the estimates are made. These revisions may result in increases or decreases in estimated revenues or costs, and such revisions are reflected in income in the period in which the circumstances that gave rise to the revision become known by the company.

The company performs ongoing profitability analyses of its services contracts accounted for under the POC method in order to determine whether the latest estimates of revenues, costs and profits require updating. If at any time these estimates indicate that the contract will be unprofitable, the entire estimated loss for the remainder of the contract is recorded immediately. For non-POC method services contracts, any losses are recorded as incurred.

In some services contracts, the company bills the client prior to recognizing revenue from performing the services. Deferred income of $7,281 million and $7,363 million at December 31, 2012 and 2011, respectively, is included in the Consolidated Statement of Financial Position. In other services contracts, the company performs the services prior to billing the client. Unbilled accounts receivable of $1,998 million and $2,166 million at December 31, 2012 and 2011, respectively, is included in notes and accounts receivable-trade in the Consolidated Statement of Financial Position.

Billings usually occur in the month after the company performs the services or in accordance with specific contractual provisions. Unbilled receivables are expected to be billed within four months.

Hardware

Hardware

The company’s hardware offerings include the sale or lease of system servers, storage solutions, retail store systems and the sale of semiconductors. The company also offers installation services for its more complex products.

Revenue from hardware sales and sales-type leases is recognized when risk of loss has transferred to the client and there are no unfulfilled company obligations that affect the client’s final acceptance of the arrangement. Any cost of standard warranties and remaining obligations that are inconsequential or perfunctory are accrued when the corresponding revenue is recognized. Revenue from rentals and operating leases is recognized on a straight-line basis over the term of the rental or lease.

Software

Software

Revenue from perpetual (one-time charge) license software is recognized at the inception of the license term if all revenue recognition criteria have been met. Revenue from term (recurring license charge) license software is recognized on a straight-line basis over the period that the client is entitled to use the license. Revenue from post-contract support, which may include unspecified upgrades on a when-and-if-available basis, is recognized on a straight-line basis over the period such items are delivered. In multiple-deliverable arrangements that include software that is more than incidental to the products or services as a whole (software multiple-deliverable arrangements), software and software-related elements are accounted for in accordance with software revenue recognition guidance. Software-related elements include software products and services for which a software deliverable is essential to its functionality. Tangible products containing software components and non-software components that function together to deliver the tangible product’s essential functionality are not within the scope of software revenue recognition guidance and are accounted for based on other applicable revenue recognition guidance.

A software multiple-deliverable arrangement is separated into more than one unit of accounting if all of the following criteria are met:

·                  The functionality of the delivered element(s) is not dependent on the undelivered element(s);

·                  There is vendor-specific objective evidence (VSOE) of fair value of the undelivered element(s). VSOE of fair value is based on the price charged when the deliverable is sold separately by the company on a regular basis and not as part of the multiple-deliverable arrangement; and

·                  Delivery of the delivered element(s) represents the culmination of the earnings process for that element(s).

If any one of these criteria is not met, the arrangement is accounted for as one unit of accounting which would result in revenue being recognized ratably over the contract term or being deferred until the earlier of when such criteria are met or when the last undelivered element is delivered. If these criteria are met for each element and there is VSOE of fair value for all units of accounting in an arrangement, the arrangement consideration is allocated to the separate units of accounting based on each unit’s relative VSOE of fair value. There may be cases, however, in which there is VSOE of fair value of the undelivered item(s) but no such evidence for the delivered item(s). In these cases, the residual method is used to allocate the arrangement consideration. Under the residual method, the amount of consideration allocated to the delivered item(s) equals the total arrangement consideration less the aggregate VSOE of fair value of the undelivered elements.

The company’s multiple-deliverable arrangements may have a stand-alone software deliverable that is subject to the existing software revenue recognition guidance. The revenue for these multiple-deliverable arrangements is allocated to the software deliverable and the non-software deliverables based on the relative selling prices of all of the deliverables in the arrangement using the hierarchy: VSOE, third-party evidence (TPE) or best estimate of selling price (BESP). In the limited circumstances where the company cannot determine VSOE or TPE of the selling price for all of the deliverables in the arrangement, including the software deliverable, BESP is used for the purpose of performing this allocation.

Financing

Financing

Financing income attributable to sales-type leases, direct financing leases and loans is recognized on the accrual basis using the effective interest method. Operating lease income is recognized on a straight-line basis over the term of the lease.

Best Estimate of Selling Price

Best Estimate of Selling Price

In certain limited instances, the company is not able to establish VSOE for all elements in a multiple-deliverable arrangement. When VSOE cannot be established, the company attempts to establish the selling price of each element based on TPE. TPE is determined based on competitor prices for similar deliverables when sold separately.

When the company is unable to establish selling price using VSOE or TPE, the company uses BESP in its allocation of arrangement consideration. The objective of BESP is to determine the price at which the company would transact a sale if the product or service were sold on a stand-alone basis. Due to the fact that the company sells its products and services on a stand-alone basis, and therefore has established VSOE for its products and services offerings, the company uses BESP to determine the relative selling price for a product or service in a multiple-deliverable arrangement on an infrequent basis. An example of when BESP would be used is when the company sells a new product, for which VSOE and TPE does not yet exist, in a multiple-deliverable arrangement prior to selling the new product on a stand-alone basis.

The company determines BESP by considering multiple factors including, but not limited to, overall market conditions, including geographic or regional specific factors, competitive positioning, competitor actions, internal costs, profit objectives and pricing practices. The determination of BESP is a formal process that includes review and approval by the company’s management. In addition, the company regularly reviews VSOE and TPE for its products and services, in addition to BESP.

Services Costs

Services Costs

Recurring operating costs for services contracts, including costs related to bid and proposal activities, are recognized as incurred. For fixed-price design and build contracts, the costs of external hardware and software accounted for under the POC method are deferred and recognized based on the labor costs incurred to date, as a percentage of the total estimated labor costs to fulfill the contract. Certain eligible, nonrecurring costs incurred in the initial phases of outsourcing contracts are deferred and subsequently amortized. These costs consist of transition and setup costs related to the installation of systems and processes and are amortized on a straight-line basis over the expected period of benefit, not to exceed the term of the contract. Additionally, fixed assets associated with outsourcing contracts are capitalized and depreciated on a straight-line basis over the expected useful life of the asset. If an asset is contract specific, then the depreciation period is the shorter of the useful life of the asset or the contract term. Amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements are deferred and amortized on a straight-line basis as a reduction of revenue over the expected period of benefit not to exceed the term of the contract. The company performs periodic reviews to assess the recoverability of deferred contract transition and setup costs. This review is done by comparing the estimated minimum remaining undiscounted cash flows of a contract to the unamortized contract costs. If such minimum undiscounted cash flows are not sufficient to recover the unamortized costs, an impairment loss is recognized.

Deferred services transition and setup costs were $2,424 million and $2,589 million at December 31, 2012 and 2011, respectively. Amortization of deferred services transition and setup costs was estimated at December 31, 2012 to be $819 million in 2013, $509 million in 2014, $430 million in 2015, $277 million in 2016 and $390 million thereafter.

Deferred amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements were $51 million and $65 million at December 31, 2012 and 2011, respectively. Amortization of deferred amounts paid to clients in excess of the fair value of acquired assets is recorded as an offset of revenue and was estimated at December 31, 2012 to be $22 million in 2013, $19 million in 2014, $9 million in 2015, $2 million in 2016 and less than $1 million thereafter. In situations in which an outsourcing contract is terminated, the terms of the contract may require the client to reimburse the company for the recovery of unbilled accounts receivable, unamortized deferred costs incurred to purchase specific assets utilized in the delivery of services and to pay any additional costs incurred by the company to transition the services.

Software Costs

Software Costs

Costs that are related to the conceptual formulation and design of licensed software programs are expensed as incurred to research, development and engineering expense; costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. Capitalized amounts are amortized on a straight-line basis over periods ranging up to three years and are recorded in software cost within cost of sales. The company performs periodic reviews to ensure that unamortized program costs remain recoverable from future revenue. Costs to support or service licensed programs are charged to software cost within cost of sales as incurred.

The company capitalizes certain costs that are incurred to purchase or to create and implement internal-use software programs, including software coding, installation, testing and certain data conversions. These capitalized costs are amortized on a straight-line basis over periods up to two years and are recorded in selling, general and administrative expense.

Product Warranties

Product Warranties

The company offers warranties for its hardware products that generally range up to three years, with the majority being either one or three years. Estimated costs for warranty terms standard to the deliverable are recognized when revenue is recorded for the related deliverable. The company estimates its warranty costs standard to the deliverable based on historical warranty claim experience and estimates of future spending, and applies this estimate to the revenue stream for products under warranty. Estimated future costs for warranties applicable to revenue recognized in the current period are charged to cost of sales. The warranty liability is reviewed quarterly to verify that it properly reflects the remaining obligation based on the anticipated expenditures over the balance of the obligation period. Adjustments are made when actual warranty claim experience differs from estimates. Costs from fixed-price support or maintenance contracts, including extended warranty contracts, are recognized as incurred.

Revenue from separately priced extended warranty contracts is recorded as deferred income and subsequently recognized on a straight-line basis over the delivery period. Changes in deferred income for extended warranty contracts, and in the warranty liability for standard warranties, which are included in other accrued expenses and liabilities and other liabilities in the Consolidated Statement of Financial Position, are presented in the following tables:

Standard Warranty Liability

($ in millions)

	2012	2011
Balance at January 1	$407	$375
Current period accruals	394	435
Accrual adjustments to reflect actual experience	(15)	18
Charges incurred	(392)	(420)
Balance at December 31	$394	$407

Extended Warranty Liability (Deferred Income)

($ in millions)

	2012	2011
Balance at January 1	$636	$670
Revenue deferred for new extended warranty contracts	268	314
Amortization of deferred revenue	(301)	(330)
Other*	4	(19)
Balance at December 31	$606	$636
Current portion	$289	$301
Noncurrent portion	317	335
Balance at December 31	$606	$636

* Other consists primarily of foreign currency translation adjustments.

Shipping and Handling	Shipping and Handling Costs related to shipping and handling are recognized as incurred and included in cost in the Consolidated Statement of Earnings.
Selling, General and Administrative

Selling, General and Administrative

Selling, general and administrative (SG&A) expense is charged to income as incurred. Expenses of promoting and selling products and services are classified as selling expense and include such items as compensation, advertising, sales commissions and travel. General and administrative expense includes such items as compensation, legal costs, office supplies, non-income taxes, insurance and office rental. In addition, general and administrative expense includes other operating items such as an allowance for credit losses, workforce rebalancing accruals for contractually obligated payments to employees terminated in the ongoing course of business, acquisition costs related to business combinations, amortization of certain intangible assets and environmental remediation costs.

Advertising and Promotional Expense

Advertising and Promotional Expense

The company expenses advertising and promotional costs as incurred. Cooperative advertising reimbursements from vendors are recorded net of advertising and promotional expense in the period in which the related advertising and promotional expense is incurred. Advertising and promotional expense, which includes media, agency and promotional expense, was $1,339 million, $1,373 million and $1,337 million in 2012, 2011 and 2010, respectively, and is recorded in SG&A expense in the Consolidated Statement of Earnings.

Research, Development and Engineering

Research, Development and Engineering

Research, development and engineering (RD&E) costs are expensed as incurred. Software costs that are incurred to produce the finished product after technological feasibility has been established are capitalized as an intangible asset. See “Software Costs” on page 79.

Intellectual Property and Custom Development Income

Intellectual Property and Custom Development Income

The company licenses and sells the rights to certain of its intellectual property (IP) including internally developed patents, trade secrets and technological know-how. Certain IP transactions to third parties are licensing/royalty-based and others are transaction-based sales and other transfers. Licensing/royalty-based fees involve transfers in which the company earns the income over time, or the amount of income is not fixed or determinable until the licensee sells future related products (i.e., variable royalty, based upon licensee’s revenue). Sales and other transfers typically include transfers of IP whereby the company has fulfilled its obligations and the fee received is fixed or determinable at the transfer date. The company also enters into cross-licensing arrangements of patents, and income from these arrangements is recorded when earned. In addition, the company earns income from certain custom development projects for strategic technology partners and specific clients. The company records the income from these projects when the fee is realized and earned, is not refundable and is not dependent upon the success of the project.

Other (Income) and Expense

Other (Income) and Expense

Other (income) and expense includes interest income (other than from Global Financing external business transactions), gains and losses on certain derivative instruments, gains and losses from securities and other investments, gains and losses from certain real estate transactions, foreign currency transaction gains and losses, gains and losses from the sale of businesses and amounts related to accretion of asset retirement obligations.

Business Combinations and Intangible Assets Including Goodwill

Business Combinations and Intangible Assets Including Goodwill

The company accounts for business combinations using the acquisition method and accordingly, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree are recorded at their acquisition date fair values. Goodwill represents the excess of the purchase price over the fair value of net assets, including the amount assigned to identifiable intangible assets. The primary drivers that generate goodwill are the value of synergies between the acquired entities and the company and the acquired assembled workforce, neither of which qualifies as an identifiable intangible asset. Goodwill recorded in an acquisition is assigned to applicable reporting units based on expected revenues. Identifiable intangible assets with finite lives are amortized over their useful lives. Amortization of completed technology is recorded in Cost, and amortization of all other intangible assets is recorded in SG&A expense. Acquisition-related costs, including advisory, legal, accounting, valuation and other costs, are expensed in the periods in which the costs are incurred. The results of operations of acquired businesses are included in the Consolidated Financial Statements from the acquisition date.

Impairment

Impairment

Long-lived assets, other than goodwill and indefinite-lived intangible assets, are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Goodwill and indefinite-lived intangible assets are tested annually, in the fourth quarter, for impairment and whenever changes in circumstances indicate an impairment may exist. Goodwill is tested at the reporting unit level which is the operating segment, or a business, which is one level below that operating segment (the “component” level) if discrete financial information is prepared and regularly reviewed by management at the segment level. Components are aggregated as a single reporting unit if they have similar economic characteristics.

Depreciation and Amortization

Depreciation and Amortization

Property, plant and equipment are carried at cost and depreciated over their estimated useful lives using the straight-line method. The estimated useful lives of certain depreciable assets are as follows: buildings, 30 to 50 years; building equipment, 10 to 20 years; land improvements, 20 years; plant, laboratory and office equipment, 2 to 20 years; and computer equipment, 1.5 to 5 years. Leasehold improvements are amortized over the shorter of their estimated useful lives or the related lease term, rarely exceeding 25 years.

Capitalized software costs incurred or acquired after technological feasibility has been established are amortized over periods ranging up to 3 years. Capitalized costs for internal-use software are amortized on a straight-line basis over periods up to 2 years. Other intangible assets are amortized over periods between 1 and 7 years.

Environmental

Environmental

The cost of internal environmental protection programs that are preventative in nature are expensed as incurred. When a cleanup program becomes likely, and it is probable that the company will incur cleanup costs and those costs can be reasonably estimated, the company accrues remediation costs for known environmental liabilities. The company’s maximum exposure for all environmental liabilities cannot be estimated and no amounts are recorded for environmental liabilities that are not probable or estimable.

Asset Retirement Obligations

Asset Retirement Obligations

Asset retirement obligations (ARO) are legal obligations associated with the retirement of long-lived assets. These liabilities are initially recorded at fair value and the related asset retirement costs are capitalized by increasing the carrying amount of the related assets by the same amount as the liability. Asset retirement costs are subsequently depreciated over the useful lives of the related assets. Subsequent to initial recognition, the company records period-to-period changes in the ARO liability resulting from the passage of time in interest expense and revisions to either the timing or the amount of the original expected cash flows to the related assets.

Defined Benefit Pension and Nonpension Postretirement Benefit Plans

Defined Benefit Pension and Nonpension Postretirement Benefit Plans

The funded status of the company’s defined benefit pension plans and nonpension postretirement benefit plans (retirement-related benefit plans) is recognized in the Consolidated Statement of Financial Position. The funded status is measured as the difference between the fair value of plan assets and the benefit obligation at December 31, the measurement date. For defined benefit pension plans, the benefit obligation is the projected benefit obligation (PBO), which represents the actuarial present value of benefits expected to be paid upon retirement based on employee services already rendered and estimated future compensation levels. For the non-pension postretirement benefit plans, the benefit obligation is the accumulated postretirement benefit obligation (APBO), which represents the actuarial present value of postretirement benefits attributed to employee services already rendered. The fair value of plan assets represents the current market value of cumulative company and participant contributions made to an irrevocable trust fund, held for the sole benefit of participants, which are invested by the trust fund. Overfunded plans, with the fair value of plan assets exceeding the benefit obligation, are aggregated and recorded as a prepaid pension asset equal to this excess. Underfunded plans, with the benefit obligation exceeding the fair value of plan assets, are aggregated and recorded as a retirement and nonpension post-retirement benefit obligation equal to this excess.

The current portion of the retirement and nonpension postretirement benefit obligations represents the actuarial present value of benefits payable in the next 12 months exceeding the fair value of plan assets, measured on a plan-by-plan basis. This obligation is recorded in compensation and benefits in the Consolidated Statement of Financial Position.

Net periodic pension and nonpension postretirement benefit cost/(income) is recorded in the Consolidated Statement of Earnings and includes service cost, interest cost, expected return on plan assets, amortization of prior service costs/(credits) and (gains)/losses previously recognized as a component of OCI and amortization of the net transition asset remaining in accumulated other comprehensive income/(loss) (AOCI). Service cost represents the actuarial present value of participant benefits earned in the current year. Interest cost represents the time value of money cost associated with the passage of time. Certain events, such as changes in the employee base, plan amendments and changes in actuarial assumptions, result in a change in the benefit obligation and the corresponding change in OCI. The result of these events is amortized as a component of net periodic cost/(income) over the service lives or life expectancy of the participants, depending on the plan, provided such amounts exceed thresholds which are based upon the benefit obligation or the value of plan assets. Net periodic cost/(income) is recorded in Cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective functions.

(Gains)/losses and prior service costs/(credits) not recognized as a component of net periodic cost/(income) in the Consolidated Statement of Earnings as they arise are recognized as a component of OCI in the Consolidated Statement of Comprehensive Income. Those (gains)/losses and prior service costs/(credits) are subsequently recognized as a component of net periodic cost/(income) pursuant to the recognition and amortization provisions of applicable accounting guidance. (Gains)/losses arise as a result of differences between actual experience and assumptions or as a result of changes in actuarial assumptions. Prior service costs/ (credits) represent the cost of benefit changes attributable to prior service granted in plan amendments.

The measurement of benefit obligations and net periodic cost/(income) is based on estimates and assumptions approved by the company’s management. These valuations reflect the terms of the plans and use participant-specific information such as compensation, age and years of service, as well as certain assumptions, including estimates of discount rates, expected return on plan assets, rate of compensation increases, interest crediting rates and mortality rates.

Defined Contribution Plans

Defined Contribution Plans

The company’s contribution for defined contribution plans is recorded when the employee renders service to the company. The charge is recorded in Cost, SG&A and RD&E in the Consolidated Statement of Earnings based on the employees’ respective functions.

Stock-Based Compensation

Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to employees. The company measures stock-based compensation cost at the grant date, based on the estimated fair value of the award and recognizes the cost on a straight-line basis (net of estimated forfeitures) over the employee requisite service period. The company estimates the fair value of stock options using a Black-Scholes valuation model. The company also grants its employees Restricted Stock Units (RSUs), including Retention Restricted Stock Units (RRSUs) and Performance Share Units (PSUs). RSUs are stock awards granted to employees that entitle the holder to shares of common stock as the award vests, typically over a one- to five-year period. The fair value of the awards is determined and fixed on the grant date based on the company’s stock price, adjusted for the exclusion of dividend equivalents. All stock-based compensation cost is recorded in Cost, SG&A, and RD&E in the Consolidated Statement of Earnings based on the employees’ respective functions.

The company records deferred tax assets for awards that result in deductions on the company’s income tax returns, based on the amount of compensation cost recognized and the statutory tax rate in the jurisdiction in which it will receive a deduction. Differences between the deferred tax assets recognized for financial reporting purposes and the actual tax deduction reported on the income tax return are recorded in additional paid-in capital (if the tax deduction exceeds the deferred tax asset) or in the Consolidated Statement of Earnings (if the deferred tax asset exceeds the tax deduction and no additional paid-in capital exists from previous awards).

Income Taxes

Income Taxes

Income tax expense is based on reported income before income taxes. Deferred income taxes reflect the tax effect of temporary differences between asset and liability amounts that are recognized for financial reporting purposes and the amounts that are recognized for income tax purposes. These deferred taxes are measured by applying currently enacted tax laws. Valuation allowances are recognized to reduce deferred tax assets to the amount that will more likely than not be realized. In assessing the need for a valuation allowance, management considers all available evidence for each jurisdiction including past operating results, estimates of future taxable income and the feasibility of ongoing tax planning strategies. When the company changes its determination as to the amount of deferred tax assets that can be realized, the valuation allowance is adjusted with a corresponding impact to income tax expense in the period in which such determination is made.

The company recognizes tax liabilities when, despite the company’s belief that its tax return positions are supportable, the company believes that certain positions may not be fully sustained upon review by tax authorities. Benefits from tax positions are measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. The current portion of tax liabilities is included in taxes and the noncurrent portion of tax liabilities is included in other liabilities in the Consolidated Statement of Financial Position. To the extent that new information becomes available which causes the company to change its judgment regarding the adequacy of existing tax liabilities, such changes to tax liabilities will impact income tax expense in the period in which such determination is made. Interest and penalties, if any, related to accrued liabilities for potential tax assessments are included in income tax expense.

Translation of Non-U.S. Currency Amounts

Translation of Non-U.S. Currency Amounts

Assets and liabilities of non-U.S. subsidiaries that have a local functional currency are translated to United States (U.S.) dollars at year-end exchange rates. Translation adjustments are recorded in OCI. Income and expense items are translated at weighted-average rates of exchange prevailing during the year.

Inventories, property, plant and equipment—net and other non-monetary assets and liabilities of non-U.S. subsidiaries and branches that operate in U.S. dollars are translated at the approximate exchange rates prevailing when the company acquired the assets or liabilities. All other assets and liabilities denominated in a currency other than U.S. dollars are translated at year-end exchange rates with the transaction gain or loss recognized in other (income) and expense. Income and expense items are translated at the weighted-average rates of exchange prevailing during the year. These translation gains and losses are included in net income for the period in which exchange rates change.

Derivatives Financial Instruments

Derivative Financial Instruments

All derivatives are recognized in the Consolidated Statement of Financial Position at fair value and are reported in prepaid expenses and other current assets, investments and sundry assets, other accrued expenses and liabilities or other liabilities. Classification of each derivative as current or noncurrent is based upon whether the maturity of the instrument is less than or greater than 12 months. To qualify for hedge accounting, the company requires that the instruments be effective in reducing the risk exposure that they are designated to hedge. For instruments that hedge cash flows, hedge designation criteria also require that it be probable that the underlying transaction will occur. Instruments that meet established accounting criteria are formally designated as hedges. These criteria demonstrate that the derivative is expected to be highly effective at offsetting changes in fair value or cash flows of the underlying exposure both at inception of the hedging relationship and on an ongoing basis. The method of assessing hedge effectiveness and measuring hedge ineffectiveness is formally documented at hedge inception. The company assesses hedge effectiveness and measures hedge ineffectiveness at least quarterly throughout the designated hedge period.

Where the company applies hedge accounting, the company designates each derivative as a hedge of: (1) the fair value of a recognized financial asset or liability, or of an unrecognized firm commitment (fair value hedge attributable to interest rate or foreign currency risk); (2) the variability of anticipated cash flows of a forecasted transaction, or the cash flows to be received or paid related to a recognized financial asset or liability (cash flow hedge attributable to interest rate or foreign currency risk); or (3) a hedge of a long-term investment (net investment hedge) in a foreign operation. In addition, the company may enter into derivative contracts that economically hedge certain of its risks, even though hedge accounting does not apply or the company elects not to apply hedge accounting. In these cases, there exists a natural hedging relationship in which changes in the fair value of the derivative, which are recognized currently in net income, act as an economic offset to changes in the fair value of the underlying hedged item(s).

Changes in the fair value of a derivative that is designated as a fair value hedge, along with offsetting changes in the fair value of the underlying hedged exposure, are recorded in earnings each period. For hedges of interest rate risk, the fair value adjustments are recorded as adjustments to interest expense and cost of financing in the Consolidated Statement of Earnings. For hedges of currency risk associated with recorded financial assets or liabilities, derivative fair value adjustments are recognized in other (income) and expense in the Consolidated Statement of Earnings. Changes in the fair value of a derivative that is designated as a cash flow hedge are recorded, net of applicable taxes, in OCI, in the Consolidated Statement of Comprehensive Income. When net income is affected by the variability of the underlying cash flow, the applicable offsetting amount of the gain or loss from the derivative that is deferred in AOCI is released to net income and reported in interest expense, cost, SG&A expense or other (income) and expense in the Consolidated Statement of Earnings based on the nature of the underlying cash flow hedged. Effectiveness for net investment hedging derivatives is measured on a spot-to-spot basis. The effective portion of changes in the fair value of net investment hedging derivatives and other non-derivative financial instruments designated as net investment hedges are recorded as foreign currency translation adjustments in OCI. Changes in the fair value of the portion of a net investment hedging derivative excluded from the effectiveness assessment are recorded in interest expense. If the underlying hedged item in a fair value hedge ceases to exist, all changes in the fair value of the derivative are included in net income each period until the instrument matures. When the derivative transaction ceases to exist, a hedged asset or liability is no longer adjusted for changes in its fair value except as required under other relevant accounting standards. Derivatives that are not designated as hedges, as well as changes in the fair value of derivatives that do not effectively offset changes in the fair value of the underlying hedged item throughout the designated hedge period (collectively, “ineffectiveness”), are recorded in net income each period and are reported in other (income) and expense. When a cash flow hedging relationship is discontinued, the net gain or loss in AOCI must generally remain in AOCI until the item that was hedged affects earnings. However, when it is probable that a forecasted transaction will not occur by the end of the originally specified time period or within an additional two-month period thereafter, the net gain or loss in AOCI must be reclassified into earnings immediately. The company reports cash flows arising from derivative financial instruments designated as fair value or cash flow hedges consistent with the classification of cash flows from the underlying hedged items that these derivatives are hedging. Accordingly, the cash flows associated with derivatives designated as fair value or cash flow hedges are classified in cash flows from operating activities in the Consolidated Statement of Cash Flows. Cash flows from derivatives designated as net investment hedges and derivatives that do not qualify as hedges are reported in cash flows from investing activities. For currency swaps designated as hedges of foreign currency denominated debt (included in the company’s debt risk management program as addressed in note D, “Financial Instruments,” on pages 94 to 98), cash flows directly associated with the settlement of the principal element of these swaps are reported in payments to settle debt in cash flows from financing activities in the Consolidated Statement of Cash Flows.

Financial Instruments

Financial Instruments

In determining the fair value of its financial instruments, the company uses a variety of methods and assumptions that are based on market conditions and risks existing at each balance sheet date. See note D, “Financial Instruments,” on pages 92 to 94 for further information. All methods of assessing fair value result in a general approximation of value, and such value may never actually be realized.

Fair Value Measurement

Fair Value Measurement

Accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Under this guidance, the company is required to classify certain assets and liabilities based on the following fair value hierarchy:

·                  Level 1—Quoted prices (unadjusted) in active markets for identical assets or liabilities that can be accessed at the measurement date;

·                  Level 2—Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

·                  Level 3—Unobservable inputs for the asset or liability.

The guidance requires the use of observable market data if such data is available without undue cost and effort.

When available, the company uses unadjusted quoted market prices in active markets to measure the fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon internally developed models that use current market-based or independently sourced market parameters such as interest rates and currency rates. Items valued using internally generated models are classified according to the lowest level input or value driver that is significant to the valuation.

The determination of fair value considers various factors including interest rate yield curves and time value underlying the financial instruments. For derivatives and debt securities, the company uses a discounted cash flow analysis using discount rates commensurate with the duration of the instrument.

In determining the fair value of financial instruments, the company considers certain market valuation adjustments to the “base valuations” calculated using the methodologies described below for several parameters that market participants would consider in determining fair value:

·                  Counterparty credit risk adjustments are applied to financial instruments, taking into account the actual credit risk of a counterparty as observed in the credit default swap market to determine the true fair value of such an instrument.

·                  Credit risk adjustments are applied to reflect the company’s own credit risk when valuing all liabilities measured at fair value. The methodology is consistent with that applied in developing counterparty credit risk adjustments, but incorporates the company’s own credit risk as observed in the credit default swap market.

As an example, the fair value of derivatives is derived utilizing a discounted cash flow model that uses observable market inputs such as known notional value amounts, yield curves, spot and forward exchange rates as well as discount rates. These inputs relate to liquid, heavily traded currencies with active markets which are available for the full term of the derivative.

Certain financial assets are measured at fair value on a nonrecurring basis. These assets include equity method investments that are recognized at fair value at the measurement date to the extent that they are deemed to be other-than-temporarily impaired. Certain assets that are measured at fair value on a recurring basis can be subject to nonrecurring fair value measurements. These assets include available-for-sale equity investments that are deemed to be other-than-temporarily impaired. In the event of an other-than-temporary impairment of a financial instrument, fair value is measured using a model described above.

Accounting guidance permits the measurement of eligible financial assets, financial liabilities and firm commitments at fair value, on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. This election is irrevocable. The company does not apply the fair value option to any eligible assets or liabilities.

Cash Equivalents	Cash Equivalents All highly liquid investments with maturities of three months or less at the date of purchase are considered to be cash equivalents.
Marketable Securities

Marketable Securities

Debt securities included in current assets represent securities that are expected to be realized in cash within one year of the balance sheet date. Long-term debt securities that are not expected to be realized in cash within one year and alliance equity securities are included in investments and sundry assets. Debt and marketable equity securities are considered available for sale and are reported at fair value with unrealized gains and losses, net of applicable taxes, in OCI. The realized gains and losses for available-for-sale securities are included in other (income) and expense in the Consolidated Statement of Earnings. Realized gains and losses are calculated based on the specific identification method.

In determining whether an other-than-temporary decline in market value has occurred, the company considers the duration that, and extent to which, the fair value of the investment is below its cost, the financial condition and near-term prospects of the issuer or underlying collateral of a security; and the company’s intent and ability to retain the security in order to allow for an anticipated recovery in fair value. Other-than-temporary declines in fair value from amortized cost for available-for-sale equity and debt securities that the company intends to sell or would more-likely-than-not be required to sell before the expected recovery of the amortized cost basis are charged to other (income) and expense in the period in which the loss occurs. For debt securities that the company has no intent to sell and believes that it more-likely-than-not will not be required to sell prior to recovery, only the credit loss component of the impairment is recognized in other (income) and expense, while the remaining loss is recognized in OCI. The credit loss component recognized in other (income) and expense is identified as the amount of the principal cash flows not expected to be received over the remaining term of the debt security as projected using the company’s cash flow projections.

Inventories

Inventories

Raw materials, work in process and finished goods are stated at the lower of average cost or market. Cash flows related to the sale of inventories are reflected in net cash provided by operating activities in the Consolidated Statement of Cash Flows.

Allowance for Credit Losses

Allowance for Credit Losses

Receivables are recorded concurrent with billing and shipment of a product and/or delivery of a service to customers. A reasonable estimate of probable net losses on the value of customer receivables is recognized by establishing an allowance for credit losses.

Notes and Accounts Receivable-Trade	Notes and Accounts Receivable—Trade An allowance for uncollectible trade receivables is estimated based on a combination of write-off history, aging analysis and any specific, known troubled accounts.
Financing Receivables

Financing Receivables

Financing receivables include sales-type leases, direct financing leases and loans. Leases are accounted for in accordance with lease accounting standards. Loan receivables are financial assets recorded at amortized cost which approximates fair value. The company determines its allowances for credit losses on financing receivables based on two portfolio segments: lease receivables and loan receivables. The company further segments the portfolio into two classes: major markets and growth markets.

When calculating the allowances, the company considers its ability to mitigate a potential loss by repossessing leased equipment and by considering the current fair market value of any other collateral. The value of the equipment is the net realizable value. The allowance for credit losses for capital leases, installment sales and customer loans includes an assessment of the entire balance of the capital lease or loan, including amounts not yet due. The methodologies that the company uses to calculate its receivables reserves, which are applied consistently to its different portfolios, are as follows:

Individually Evaluated—The company reviews all financing receivables considered at risk on a quarterly basis. The review primarily consists of an analysis based upon current information available about the client, such as financial statements, news reports, published credit ratings, current market-implied credit analysis, as well as the current economic environment, collateral net of repossession cost and prior collection history. For loans that are collateral dependent, impairment is measured using the fair value of the collateral when foreclosure is probable. Using this information, the company determines the expected cash flow for the receivable and calculates an estimate of the potential loss and the probability of loss. For those accounts in which the loss is probable, the company records a specific reserve.

Collectively Evaluated—The company records an unallocated reserve that is calculated by applying a reserve rate to its different portfolios, excluding accounts that have been specifically reserved. This reserve rate is based upon credit rating, probability of default, term, characteristics (lease/loan) and loss history. Factors that could result in actual receivable losses that are materially different from the estimated reserve include sharp changes in the economy, or a significant change in the economic health of a particular client that represents a concentration in the company’s receivables portfolio.

Other Credit Related Policies

Other Credit Related Policies

Non-Accrual—Certain receivables for which the company has recorded a specific reserve may also be placed on non-accrual status. Non-accrual assets are those receivables (impaired loans or nonperforming leases) with specific reserves and other accounts for which it is likely that the company will be unable to collect all amounts due according to original terms of the lease or loan agreement. Income recognition is discontinued on these receivables. Cash collections are first applied as a reduction to principal outstanding. Any cash received in excess of principal payments outstanding is recognized as interest income. Receivables may be removed from non-accrual status, if appropriate, based upon changes in client circumstances.

Write Off—Receivable losses are charged against the allowance when management believes the uncollectibility of the receivable is confirmed. Subsequent recoveries, if any, are credited to the allowance.

Past Due—The company views receivables as past due when payment has not been received after 90 days, measured from the original billing date.

Impaired Loans—As stated above, the company evaluates all financing receivables considered at-risk, including loans, for impairment on a quarterly basis. The company considers any loan with an individually evaluated reserve as an impaired loan. Depending on the level of impairment, loans will also be placed on non-accrual status as appropriate. Client loans are primarily for software and services and are unsecured. These loans are subjected to credit analysis to evaluate the associated risk and, when deemed necessary, actions are taken to mitigate risks in the loan agreements which include covenants to protect against credit deterioration during the life of the obligation.

Estimated Residual Values of Lease Assets

Estimated Residual Values of Lease Assets

The recorded residual values of lease assets are estimated at the inception of the lease to be the expected fair value of the assets at the end of the lease term. The company periodically reassesses the realizable value of its lease residual values. Any anticipated increases in specific future residual values are not recognized before realization through remarketing efforts. Anticipated decreases in specific future residual values that are considered to be other-than-temporary are recognized immediately upon identification and are recorded as an adjustment to the residual value estimate. For sales-type and direct-financing leases, this reduction lowers the recorded net investment and is recognized as a loss charged to financing income in the period in which the estimate is changed, as well as an adjustment to unearned income to reduce future-period financing income.

Common Stock

Common Stock

Common stock refers to the $.20 par value per share capital stock as designated in the company’s Certificate of Incorporation. Treasury stock is accounted for using the cost method. When treasury stock is reissued, the value is computed and recorded using a weighted-average basis.

Earnings Per Share of Common Stock

Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method. The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings. Basic EPS of common stock is computed by dividing net income by the weighted-average number of common shares outstanding for the period. Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. Dilutive potential common shares include outstanding stock options, stock awards and convertible notes.

Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies
Changes in warranty liabilities

Standard Warranty Liability

($ in millions)

	2012	2011
Balance at January 1	$407	$375
Current period accruals	394	435
Accrual adjustments to reflect actual experience	(15)	18
Charges incurred	(392)	(420)
Balance at December 31	$394	$407

Extended Warranty Liability (Deferred Income)

($ in millions)

	2012	2011
Balance at January 1	$636	$670
Revenue deferred for new extended warranty contracts	268	314
Amortization of deferred revenue	(301)	(330)
Other*	4	(19)
Balance at December 31	$606	$636
Current portion	$289	$301
Noncurrent portion	317	335
Balance at December 31	$606	$636

* Other consists primarily of foreign currency translation adjustments.

Acquisitions/Divestitures (Tables)	12 Months Ended
Dec. 31, 2012
Acquisitions/Divestitures
Business acquisition, purchase price allocation

2012 Acquisitions

($ in millions)

	Amortization		Other
	Life (in Years)	Kenexa	Acquisitions
Current assets		$133	$278
Fixed assets/noncurrent assets		98	217
Intangible assets
Goodwill	N/A	1,014	1,880
Completed technology	3 to 7	169	403
Client relationships	4 to 7	179	194
In-process R&D	N/A	—	11
Patents/trademarks	1 to 7	39	37
Total assets acquired		1,632	3,020
Current liabilities		(93)	(143)
Noncurrent liabilities		(188)	(264)
Total liabilities assumed		(281)	(407)
Total purchase price		$1,351	$2,613

N/A—Not applicable

2011 Acquisitions

($ in millions)

	Amortization	Total
	Life (in Years)	Acquisitions
Current assets		$251
Fixed assets/noncurrent assets		88
Intangible assets
Goodwill	N/A	1,291
Completed technology	7	320
Client relationships	7	222
Patents/trademarks	1 to 7	17
Total assets acquired		2,190
Current liabilities		(191)
Noncurrent liabilities		(150)
Total liabilities assumed		(341)
Total purchase price		$1,849

N/A—Not applicable

2010 Acquisitions

($ in millions)

	Amortization		Sterling	Other
	Life (in Years)	Netezza	Commerce	Acquisitions
Current assets		$218	$196	$377
Fixed assets/noncurrent assets		73	106	209
Intangible assets
Goodwill	N/A	1,410	1,032	2,312
Completed technology	3 to 7	202	218	497
Client relationships	2 to 7	52	244	293
In-process R&D	N/A	4	—	13
Patents/trademarks	1 to 7	16	14	27
Total assets acquired		1,975	1,810	3,728
Current liabilities		(9)	(129)	(161)
Noncurrent liabilities		(120)	(266)	(291)
Total liabilities assumed		(128)	(395)	(452)
Total purchase price		$1,847	$1,415	$3,277

N/A—Not applicable

Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2012
Financial Instruments
Financial assets and financial liabilities measured at fair value on a recurring basis

($ in millions)

At December 31, 2012:	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents(1)
Time deposits and certificates of deposit	$—	$3,694	$—	$3,694
Commercial paper	—	2,098	—	2,098
Money market funds	1,923	—	—	1,923
Other securities	—	30	—	30
Total	1,923	5,823	—	7,746	(6)
Debt securities—current(2)	—	717	—	717	(6)
Debt securities—noncurrent(3)	2	8	—	10
Available-for-sale equity investments(3)	34	—	—	34
Derivative assets(4)
Interest rate contracts	—	604	—	604
Foreign exchange contracts	—	305	—	305
Equity contracts	—	9	—	9
Total	—	918	—	918	(7)
Total assets	$1,959	$7,466	$—	$9,424	(7)
Liabilities
Derivative liabilities(5)
Foreign exchange contracts	$—	$496	$—	$496
Equity contracts	—	7	—	7
Total liabilities	$—	$503	$—	$503	(7)

(1)       Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2)       Commercial paper and certificates of deposit reported as marketable securities in the Consolidated Statement of Financial Position.

(3)       Included within investments and sundry assets in the Consolidated Statement of Financial Position.

(4)       The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments in sundry assets in the Consolidated Statement of Financial Position at December 31, 2012 are $333 million and $585 million, respectively.

(5)       The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2012 are $426 million and $78 million, respectively.

(6)       Available-for-sale securities with carrying values that approximate fair value.

(7)       If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by $262 million each.

($ in millions)

At December 31, 2011:	Level 1	Level 2	Level 3	Total
Assets
Cash equivalents(1)
Time deposits and certificates of deposit*	$—	$1,931	$—	$1,931
Commercial paper *	—	777	—	777
Money market funds	1,886	—	—	1,886
U.S. government securities	—	2,750	—	2,750
Canada government securities*	—	983	—	983
Other securities	—	8	—	8
Total	1,886	6,449	—	8,335	(5)
Debt securities—noncurrent(2)	1	7	—	8
Available-for-sale equity investments(2)	69	14	—	83
Derivative assets(3)
Interest rate contracts	—	783	—	783
Foreign exchange contracts	—	510	—	510
Equity contracts	—	7	—	7
Total	—	1,300	—	1,300	(6)
Total assets	$1,956	$7,770	$—	$9,726	(6)
Liabilities
Derivative liabilities(4)
Foreign exchange contracts	$—	$523	$—	$523
Equity contracts	—	8	—	8
Total liabilities	$—	$531	$—	$531	(6)

*               Represents a change from the 2011 Annual Report to reflect Canada government securities of $983 million previously reported in Commercial paper, and a reduction of $151 million in Time deposits and certificates of deposit due to certain holdings which were out of the scope of this disclosure.

(1)       Included within cash and cash equivalents in the Consolidated Statement of Financial Position.

(2)       Included within investments and sundry assets in the Consolidated Statement of Financial Position.

(3)       The gross balances of derivative assets contained within prepaid expenses and other current assets, and investments and sundry assets in the Consolidated Statement of Financial Position at December 31, 2011 are $546 million and $754 million, respectively.

(4)       The gross balances of derivative liabilities contained within other accrued expenses and liabilities, and other liabilities in the Consolidated Statement of Financial Position at December 31, 2011 are $365 million and $166 million, respectively.

(5)       Available-for-sale securities with carrying values that approximate fair value.

(6)       If derivative exposures covered by a qualifying master netting agreement had been netted in the Consolidated Statement of Financial Position, the total derivative asset and liability positions would have been reduced by $324 million each.

Noncurrent debt and marketable equity securities available-for-sale and recorded at fair value

($ in millions)

		Gross	Gross
	Adjusted	Unrealized	Unrealized	Fair
At December 31, 2012:	Cost	Gains	Losses	Value
Debt securities—noncurrent(1)	$8	$2	$—	$10
Available-for-sale equity investments(1)	$31	$4	$(1)	$34

(1)         Included within investments and sundry assets in the Consolidated Statement of Financial Position.

($ in millions)

		Gross	Gross
	Adjusted	Unrealized	Unrealized	Fair
At December 31, 2011:	Cost	Gains	Losses	Value
Debt securities—noncurrent(1)	$7	$1	$—	$8
Available-for-sale equity investments(1)	$58	$27	$(2)	$83

(1)         Included within investments and sundry assets in the Consolidated Statement of Financial Position.

Sales of debt and available-for-sale equity investments	($ in millions)
For the year ended December 31:	2012	2011	2010
Proceeds	$112	$405	$16
Gross realized gains (before taxes)	45	232	6
Gross realized losses (before taxes)	(1)	(0)	(0)

Unrealized gains/(losses) on available-for-sale debt and equity securities

($ in millions)

For the year ended December 31:	2012	2011
Net unrealized gains/(losses) arising during the period	$17	$(7)
Net unrealized (gains)/losses reclassified to net income*	(25)	(143)

*                 Includes writedowns of $2.0 million and $0.3 million in 2012 and 2011, respectively.

Fair Value of Derivative Instruments in the Consolidated Statement of Financial Position

($ in millions)

	Fair Value of Derivative Assets			Fair Value of Derivative Liabilities
	Balance			Balance
	Sheet			Sheet
At December 31:	Classification	2012	2011	Classification	2012	2011
Designated as hedging instruments
Interest rate contracts	Prepaid expenses and other current assets	$47	$50	Other accrued expenses and liabilities	$—	$—
	Investments and sundry assets	557	733	Other liabilities	—	—
Foreign exchange contracts	Prepaid expenses and other current assets	135	407	Other accrued expenses and liabilities	267	273
	Investments and sundry assets	5	—	Other liabilities	78	155
	Fair value of derivative assets	$744	$1,190	Fair value of derivative liabilities	$345	$428
Not designated as hedging instruments
Foreign exchange contracts	Prepaid expenses and other current assets	$142	$82	Other accrued expenses and liabilities	$152	$84
	Investments and sundry assets	23	21	Other liabilities	—	11
Equity contracts	Prepaid expenses and other current assets	9	7	Other accrued expenses and liabilities	7	8
	Fair value of derivative assets	$174	$110	Fair value of derivative liabilities	$159	$103
Total debt designated as hedging instruments
Short-term debt		N/A	N/A		$578	$—
Long-term debt		N/A	N/A		3,035	1,884
Total		$918	$1,300		$4,116	$2,415

N/A—Not applicable

Effect of Derivative Instruments in the Consolidated Statement of Earnings

($ in millions)

	Gain/(Loss) Recognized in Earnings
	Consolidated
	Statement of	Recognized			Attributable to Risk
	Earnings	on Derivatives(1)			Being Hedged(2)
For the year ended December 31:	Line Item	2012	2011	2010	2012	2011	2010
Derivative instruments in fair value hedges
Interest rate contracts	Cost of financing	$65	$271	$241	$59	$(117)	$(70)
	Interest expense	55	205	160	50	(89)	(46)
Derivative instruments not designated as hedging instruments(1)
Foreign exchange contracts	Other (income) and expense	(311)	352	299	N/A	N/A	N/A
Equity contracts	SG&A expense	110	42	105	N/A	N/A	N/A
Warrants	Other (income) and expense	—	10	—	N/A	N/A	N/A
Total		$(81)	$880	$805	$108	$(206)	$(116)

($ in millions)

	Gain/(Loss) Recognized in Earnings and Other Comprehensive Income
				Consolidated				Ineffectiveness and
	Effective Portion			Statement of	Effective Portion			Amounts Excluded from
	Recognized in OCI			Earnings	Reclassified from AOCI			Effectiveness Testing(3)
For the year ended December 31:	2012	2011	2010	Line Item	2012	2011	2010	2012	2011	2010
Derivative instruments in cash flow hedges
Interest rate contracts	$—	$—	$—	Interest expense	$(6)	$(8)	$(8)	$—	$—	$—

Foreign exchange contracts	32	(266)	371	Other (income) and expense	237	(247)	(54)	3	(3)	(4)
				Cost of sales	7	(182)	(92)	—	—	—
				SG&A expense	16	(74)	(49)	—	—	—
Instruments in net investment hedges(4)
Foreign exchange contracts	(26)	45	178	Interest expense	—	0	0	11	(9)	(3)
Total	$6	$(221)	$549		$253	$(511)	$(203)	$14	$(12)	$(7)

(1)   The amount includes changes in clean fair values of the derivative instruments in fair value hedging relationships and the periodic accrual for coupon payments required under these derivative contracts.

(2)   The amount includes basis adjustments to the carrying value of the hedged item recorded during the period and amortization of basis adjustments recorded on de-designated hedging relationships during the period.

(3)   The amount of gain/(loss) recognized in income represents ineffectiveness on hedge relationships.

(4)   Instruments in net investment hedges include derivative and non-derivative instruments.

N/A—Not applicable

Inventories (Tables)	12 Months Ended
Dec. 31, 2012
Inventories
Inventories	($ in millions)
At December 31:	2012	2011
Finished goods	$475	$589
Work in process and raw materials	1,812	2,007
Total	$2,287	$2,595

Financing Receivables (Tables)	12 Months Ended
Dec. 31, 2012
Financing Receivables
Financing receivables, net of allowances for credit losses, including residual values

($ in millions)

At December 31:	2012	2011
Current
Net investment in sales-type and direct financing leases	$3,862	$3,765
Commercial financing receivables	7,750	7,095
Client loan receivables	5,395	5,195
Installment payment receivables	1,031	846
Total	$18,038	$16,901
Noncurrent
Net investment in sales-type and direct financing leases	$6,107	$5,406
Commercial financing receivables	5	34
Client loan receivables	5,966	4,925
Installment payment receivables	733	410
Total	$12,812	$10,776

Schedule of financing receivables and allowance for credit losses by portfolio segment

($ in millions)

	Major	Growth
At December 31, 2012:	Markets	Markets	Total
Financing receivables
Lease receivables	$7,036	$2,138	$9,174
Loan receivables	9,666	3,670	13,336
Ending balance	$16,701	$5,808	$22,510
Collectively evaluated for impairment	$16,570	$5,684	$22,254
Individually evaluated for impairment	$131	$125	$256
Allowance for credit losses:
Beginning balance at January 1, 2012
Lease receivables	$79	$40	$118
Loan receivables	125	64	189
Total	$203	$104	$307
Write-offs	(14)	(1)	(15)
Provision	(9)	38	28
Other	0	(2)	(2)
Ending balance at December 31, 2012	$180	$138	$318
Lease receivables	$59	$55	$114
Loan receivables	$121	$84	$204
Collectively evaluated for impairment	$69	$29	$98
Individually evaluated for impairment	$111	$109	$220

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets	Total
Financing receivables
Lease receivables	$6,510	$1,921	$8,430
Loan receivables	9,077	2,552	11,629
Ending balance	$15,587	$4,472	$20,060
Collectively evaluated for impairment	$15,321	$4,370	$19,692
Individually evaluated for impairment	$266	$102	$368
Allowance for credit losses:
Beginning balance at January 1, 2011
Lease receivables	$84	$42	$126
Loan receivables	150	76	226
Total	$234	$119	$353
Write-offs	(68)	(16)	(84)
Provision	39	5	44
Other	(1)	(4)	(5)
Ending balance at December 31, 2011	$203	$104	$307
Lease receivables	$79	$40	$118
Loan receivables	$125	$64	$189
Collectively evaluated for impairment	$82	$15	$96
Individually evaluated for impairment	$122	$89	$211

Schedule of recorded investment in financing receivables which are on Non-Accrual Status

($ in millions)

At December 31:	2012	2011
Major markets	$27	$46
Growth markets	21	20
Total lease receivables	$47	$66
Major markets	$67	$75
Growth markets	25	24
Total loan receivables	$92	$99
Total receivables	$139	$165

Schedule of impaired client loan receivables

($ in millions)

	Recorded	Related
At December 31, 2012:	Investment	Allowance
Major markets	$88	$77
Growth markets	72	65
Total	$160	$143

($ in millions)

	Recorded	Related
At December 31, 2011:	Investment	Allowance
Major markets	$110	$70
Growth markets	62	53
Total	$172	$123

($ in millions)

			Interest
			Income
	Average	Interest	Recognized
	Recorded	Income	on Cash
For the year ended December 31, 2012:	Investment	Recognized	Basis
Major markets	$90	$0	$0
Growth markets	65	0	0
Total	$156	$0	$0

($ in millions)

			Interest
			Income
	Average	Interest	Recognized
	Recorded	Income	on Cash
For the year ended December 31, 2011:	Investment	Recognized	Basis
Major markets	$142	$2	$0
Growth markets	90	0	0
Total	$232	$3	$0

Schedule of gross recorded investment by credit quality indicator

($ in millions)

	Major	Growth
At December 31, 2012:	Markets	Markets
Credit rating
Aaa–Aa3	$646	$86
A1–A3	1,664	223
Baa1–Baa3	2,285	776
Ba1–Ba2	1,367	450
Ba3–B1	552	418
B2–B3	399	127
Caa–D	124	58
Total	$7,036	$2,138

Loan Receivables

($ in millions)

	Major	Growth
At December 31, 2012:	Markets	Markets
Credit rating
Aaa–Aa3	$887	$148
A1–A3	2,286	382
Baa1–Baa3	3,139	1,333
Ba1–Ba2	1,878	773
Ba3–B1	758	718
B2–B3	548	218
Caa–D	170	99
Total	$9,666	$3,670

Lease Receivables

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets
Credit rating
Aaa–Aa3	$697	$139
A1–A3	1,459	306
Baa1–Baa3	2,334	654
Ba1–Ba2	1,118	457
Ba3–B1	534	252
B2–B3	260	97
Caa–D	108	15
Total	$6,510	$1,921

Loan Receivables

($ in millions)

	Major	Growth
At December 31, 2011:	Markets	Markets
Credit rating
Aaa–Aa3	$971	$185
A1–A3	2,034	407
Baa1–Baa3	3,255	869
Ba1–Ba2	1,559	607
Ba3–B1	744	335
B2–B3	362	129
Caa–D	151	20
Total	$9,077	$2,552

Schedule of past due financing receivables

($ in millions)

				Recorded
	Total		Total	Investment
	Past Due		Financing	> 90 Days
At December 31, 2012:	> 90 Days*	Current	Receivables	and Accruing
Major markets	$8	$7,028	$7,036	$5
Growth markets	11	2,127	2,138	8
Total lease receivables	$20	$9,154	$9,174	$13
Major markets	$27	$9,639	$9,666	$8
Growth markets	36	3,634	3,670	31
Total loan receivables	$63	$13,273	$13,336	$39
Total	$82	$22,428	$22,510	$52

*               Does not include accounts that are fully reserved.

($ in millions)

				Recorded
	Total		Total	Investment
	Past Due		Financing	> 90 Days
At December 31, 2011:	> 90 Days*	Current	Receivables	and Accruing
Major markets	$6	$6,504	$6,510	$6
Growth markets	9	1,911	1,921	6
Total lease receivables	$16	$8,415	$8,430	$12
Major markets	$23	$9,054	$9,077	$7
Growth markets	22	2,530	2,552	19
Total loan receivables	$46	$11,584	$11,629	$26
Total	$62	$19,998	$20,060	$38

* Does not include accounts that are fully reserved.

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment
Property, Plant and Equipment

($ in millions)

At December 31:	2012	2011
Land and land improvements	$747	$786
Buildings and building improvements	9,610	9,531
Plant, laboratory and office equipment	27,731	26,843
Plant and other property—gross	38,088	37,160
Less: Accumulated depreciation	25,234	24,703
Plant and other property—net	12,854	12,457
Rental machines	2,414	2,964
Less: Accumulated depreciation	1,271	1,538
Rental machines—net	1,142	1,426
Total—net	$13,996	$13,883

Investments and Sundry Assets (Tables)	12 Months Ended
Dec. 31, 2012
Investments and Sundry Assets
Investments and Sundry Assets

($ in millions)

At December 31:	2012	2011
Deferred transition and setup costs and other deferred arrangements*	$1,630	$1,784
Derivatives—noncurrent**	585	753
Alliance investments
Equity method	120	131
Non-equity method	226	127
Prepaid software	306	233
Long-term deposits	318	307
Other receivables	204	208
Employee benefit-related	439	493
Prepaid income taxes	459	261
Other assets	735	598
Total	$5,021	$4,895

*              Deferred transition and setup costs and other deferred arrangements are related to Global Services client arrangements. See note A, “Significant Accounting Policies,” on page 79 for additional information.

**       See note D, “Financial Instruments,” on pages 94 through 98 for the fair value of all derivatives reported in the Consolidated Statement of Financial Position.

Intangible Assets Including Goodwill (Tables)	12 Months Ended
Dec. 31, 2012
Intangible Assets Including Goodwill
Intangible asset balances by major asset class

($ in millions)

	Gross		Net
	Carrying	Accumulated	Carrying
At December 31, 2012:	Amount	Amortization	Amount
Intangible asset class
Capitalized software	$1,527	$(665)	$861
Client relationships	2,103	(961)	1,142
Completed technology	2,709	(1,112)	1,597
In-process R&D	28	—	28
Patents/trademarks	281	(127)	154
Other*	31	(27)	3
Total	$6,679	$(2,892)	$3,787

($ in millions)

	Gross		Net
	Carrying	Accumulated	Carrying
At December 31, 2011:	Amount	Amortization	Amount
Intangible asset class
Capitalized software	$1,478	$(678)	$799
Client relationships	1,751	(715)	1,035
Completed technology	2,160	(746)	1,414
In-process R&D	18	—	18
Patents/trademarks	207	(88)	119
Other*	29	(22)	7
Total	$5,642	$(2,250)	$3,392

*     Other intangibles are primarily acquired proprietary and nonproprietary business processes, methodologies and systems.

Intangible assets, future amortization expense	($ in millions)
	Capitalized	Acquired
	Software	Intangibles	Total
2013	$501	$729	$1,230
2014	277	626	903
2015	83	498	581
2016	—	458	458
2017	—	340	340

Changes in goodwill balances by reportable segment

($ in millions)

					Foreign
					Currency
	Balance		Purchase		Translation	Balance
	January 1,	Goodwill	Price		and Other	December 31,
Segment	2012	Additions	Adjustments	Divestitures	Adjustments	2012
Global Business Services	$4,313	$5	$(0)	$(2)	$42	$4,357
Global Technology Services	2,646	264	—	(0)	6	2,916
Software	18,121	2,182	(30)	(6)	137	20,405
Systems and Technology	1,133	443	(0)	(14)	6	1,568
Total	$26,213	$2,894	$(30)	$(22)	$192	$29,247

($ in millions)

					Foreign
					Currency
	Balance		Purchase		Translation	Balance
	January 1,	Goodwill	Price		and Other	December 31,
Segment	2011	Additions	Adjustments	Divestitures	Adjustments	2011
Global Business Services	$4,329	$14	$(0)	$(10)	$(20)	$4,313
Global Technology Services	2,704	—	(1)	(2)	(55)	2,646
Software	16,963	1,277	10	(2)	(127)	18,121
Systems and Technology	1,139	—	(6)	—	(0)	1,133
Total	$25,136	$1,291	$2	$(13)	$(203)	$26,213

Borrowings (Tables)	12 Months Ended
Dec. 31, 2012
Borrowings
Short-Term Debt	($ in millions)
At December 31:	2012	2011
Commercial paper	$1,800	$2,300
Short-term loans	1,789	1,859
Long-term debt—current maturities	5,593	4,306
Total	$9,181	$8,463

Long-Term Debt

($ in millions)

At December 31:	Maturities	2012	2011
U.S. dollar notes and debentures (average interest rate at December 31, 2012):
2.79%	2013–2014	$7,131	$8,615
1.46%	2015–2016	5,807	2,414
5.29%	2017–2021	7,457	8,600
1.88%	2022	1,000	500
7.00%	2025	600	600
6.22%	2027	469	469
6.50%	2028	313	313
5.875%	2032	600	600
8.00%	2038	83	187
5.60%	2039	745	1,545
4.00%	2042	1,107	—
7.00%	2045	27	27
7.125%	2096	316	322
		25,656	24,192
Other currencies (average interest rate at December 31, 2012, in parentheses):
Euros(3.6%)	2013–2019	2,338	1,037
Japanese yen (0.7%)	2013–2014	878	1,123
Swiss francs (3.8%)	2015–2020	178	173
Canadian (2.2%)	2017	502	—
Other(4.6%)	2013–2017	107	177
		29,660	26,702
Less: net unamortized discount		865	533
Add: fair value adjustment*		886	994
		29,680	27,161
Less: current maturities		5,593	4,306
Total		$24,088	$22,857

*               The portion of the company’s fixed-rate debt obligations that is hedged is reflected in the Consolidated Statement of Financial Position as an amount equal to the sum of the debt’s carrying value plus a fair value adjustment representing changes in the fair value of the hedged debt obligations attributable to movements in benchmark interest rates.

Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

(in millions)

	2012		2011
For the year ended December 31:	Amount	Average Rate	Amount	Average Rate
Fixed-rate debt	$24,049	3.43%	$18,547	4.38%
Floating-rate debt*	5,631	1.91%	8,614	1.54%
Total	$29,680		$27,161

*               Includes $4,252 million in 2012 and $5,898 million in 2011 of notional interest rate swaps that effectively convert the fixed-rate long-term debt into floating-rate debt. (See note D, “Financial Instruments,” on pages 92 to 98.)

Pre-swap annual contractual maturities of long-term debt outstanding	($ in millions)
Total
2013	$5,561
2014	3,791
2015	2,677
2016	3,058
2017	4,531
2018 and beyond	10,042
Total	$29,660

Interest on Debt

($ in millions)

For the year ended December 31:	2012	2011	2010
Cost of financing	$545	$553	$555
Interest expense	470	402	365
Net investment derivative activity	(11)	9	3
Interest capitalized	18	9	5
Total interest paid and accrued	$1,022	$973	$928

Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Other Liabilities
Other Liabilities

($ in millions)

At December 31:	2012	2011
Income tax reserves	$2,527	$3,989
Executive compensation accruals	1,542	1,388
Disability benefits	890	835
Derivative liabilities	78	166
Special actions	430	347
Workforce reductions	473	366
Deferred taxes	448	549
Environmental accruals	216	249
Noncurrent warranty accruals	167	163
Asset retirement obligations	127	166
Other	709	777
Total	$7,607	$8,996

Special actions liability rollforward

(in millions)

	Liability			Liability
	as of			as of
	January 1,		Other	December 31,
	2012	Payments	Adjustments*	2012
Current
Workforce	$33	$(32)	$27	$28
Space	4	(4)	1	2
Total current	$38	$(36)	$28	$30
Noncurrent
Workforce	$344	$—	$85	$430
Space	3	—	(3)	0
Total noncurrent	$347	$—	$83	$430

*               The other adjustments column in the table above principally includes the reclassification of noncurrent to current, remeasurement of actuarial assumptions, foreign currency translation adjustments and interest accretion.

Equity Activity (Tables)	12 Months Ended
Dec. 31, 2012
Equity Activity
Schedule of Reclassifications and Taxes Related to items of Other Comprehensive Income

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2012:	Amount	Benefit	Amount
Other comprehensive income/(loss)
Foreign currency translation adjustments	$(44)	$10	$(34)
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$8	$(4)	$4
Reclassification of (gains)/losses to other (income) and expense	(42)	17	(25)
Subsequent changes in previously impaired securities arising during the period	20	(8)	12
Total net changes related to available-for-sale securities	$(14)	$5	$(9)
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$32	$(27)	$5
Reclassification of (gains)/losses to:
Cost of sales	(7)	(6)	(13)
SG&A expense	(16)	4	(12)
Other (income) and expense	(237)	91	(146)
Interest expense	6	(3)	3
Total unrealized gains/(losses) on cash flow hedges	$(220)	$59	$(161)
Retirement-related benefit plans(1)
Net (losses)/gains arising during the period	$(7,489)	$2,327	$(5,162)
Curtailments and settlements	(2)	0	(2)
Amortization of prior service (credits)/cost	(148)	59	(89)
Amortization of net gains/(losses)	2,457	(874)	1,583
Total retirement-related benefit plans	$(5,182)	$1,513	$(3,669)
Other comprehensive income/(loss)	$(5,460)	$1,587	$(3,874)

(1)       These AOCI components are included in the computation of net periodic pension cost. (See note S, “Retirement-Related Benefits,” on pages 120 to 134 for additional information.)

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2011:	Amount	Benefit	Amount
Other comprehensive income/(loss)
Foreign currency translation adjustments	$(693)	$(18)	$(711)
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$(14)	$5	$(9)
Reclassification of (gains)/losses to other (income) and expense	(231)	88	(143)
Subsequent changes in previously impaired securities arising during the period	4	(1)	3
Total net changes related to available-for-sale securities	$(241)	$91	$(150)
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$(266)	$105	$(162)
Reclassification of (gains)/losses to:
Cost of sales	182	(61)	121
SG&A expense	75	(23)	52
Other (income) and expense	247	(3)	244
Interest expense	8	(95)	(88)
Total unrealized gains/(losses) on cash flow hedges	$245	$(77)	$167
Retirement-related benefit plans(1)
Prior service costs/(credits)	$(28)	$7	$(22)
Net (losses)/gains arising during the period	(5,463)	1,897	(3,566)
Curtailments and settlements	11	(3)	7
Amortization of prior service (credits)/cost	(157)	62	(94)
Amortization of net gains/(losses)	1,847	(619)	1,227
Total retirement-related benefit plans	$(3,790)	$1,343	$(2,448)
Other comprehensive income/(loss)	$(4,479)	$1,339	$(3,142)

(1)       These AOCI components are included in the computation of net periodic pension cost (See note S, “Retirement-Related Benefits,” on pages 120 to 134 for additional information.)

($ in millions)

	Before Tax	Tax (Expense)/	Net of Tax
For the year ended December 31, 2010:	Amount	Benefit	Amount
Other comprehensive income/(loss)
Foreign currency translation adjustments	$712	$(69)	$643
Net changes related to available-for-sale securities
Unrealized gains/(losses) arising during the period	$70	$(24)	$46
Reclassification of (gains)/losses to other (income) and expense	0	(0)	(0)
Subsequent changes in previously impaired securities arising during the period	8	(3)	5
Total net changes related to available-for-sale securities	$78	$(27)	$51
Unrealized gains/(losses) on cash flow hedges
Unrealized gains/(losses) arising during the period	$371	$(120)	$251
Reclassification of (gains)/losses to:
Cost of sales	92	(32)	60
SG&A expense	49	(17)	33
Other (income) and expense	54	(17)	37
Interest expense	8	(3)	5
Total unrealized gains/(losses) on cash flow hedges	$573	$(188)	$385
Retirement-related benefit plans(1)
Prior service costs/(credits)	$28	$(8)	$20
Net (losses)/gains arising during the period	(2,728)	1,016	(1,712)
Curtailments and settlements	10	(3)	7
Amortization of prior service (credits)/cost	(183)	67	(116)
Amortization of net gains/(losses)	1,249	(441)	808
Total retirement-related benefit plans	$(1,624)	$632	$(992)
Other comprehensive income/(loss)	$(260)	$348	$87

(1)       These AOCI components are included in the computation of net periodic pension cost. (See note S, “Retirement-Related Benefits,” on pages 120 to 134 for additional information.)

Accumulated Other Comprehensive Income/(Loss) (net of tax

($ in millions)

			Net Change	Net Unrealized
	Net Unrealized	Foreign	Retirement-	Gains/(Losses)	Accumulated
	Gains/(Losses)	Currency	Related	on Available-	Other
	on Cash Flow	Translation	Benefit	For-Sale	Comprehensive
	Hedges	Adjustments*	Plans	Securities	Income/(Loss)
December 31, 2009	$(481)	$1,836	$(20,297)	$113	$(18,830)
Other comprehensive income before reclassifications	251	643	(1,684)	51	(739)
Amount reclassified from accumulated other comprehensive income	134	0	692	0	826
Total change for the period	385	643	(992)	51	87
December 31, 2010	(96)	2,478	(21,289)	164	(18,743)
Other comprehensive income before reclassifications	(162)	(711)	(3,581)	(7)	(4,461)
Amount reclassified from accumulated other comprehensive income	329	0	1,133	(143)	1,319
Total change for the period	167	(711)	(2,448)	(150)	(3,142)
December 31, 2011	71	1,767	(23,737)	13	(21,885)
Other comprehensive income before reclassifications	5	(34)	(5,164)	16	(5,177)
Amount reclassified from accumulated other comprehensive income	(167)	0	1,495	(25)	1,303
Total change for the period	(161)	(34)	(3,669)	(9)	(3,874)
December 31, 2012	$(90)	$1,733	$(27,406)	$4	$(25,759)

* Foreign currency translation adjustments are presented gross except for any associated hedges which are presented net of tax.

Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Taxes
Income before income taxes

($ in millions)

For the year ended December 31:	2012	2011	2010
Income before income taxes
U.S. operations	$9,668	$9,716	$9,140
Non-U.S. operations	12,234	11,287	10,583
Total income before income taxes	$21,902	$21,003	$19,723

Provision for income taxes by geographic operations	($ in millions)
For the year ended December 31:	2012	2011	2010
U.S. operations	$2,582	$2,141	$2,000
Non-U.S. operations	2,716	3,007	2,890
Total provision for income taxes	$5,298	$5,148	$4,890

Components of the provision for income taxes by taxing jurisdiction

($ in millions)

For the year ended December 31:	2012	2011	2010
U.S. federal
Current	$1,361	$268	$190
Deferred	403	909	1,015
	1,764	1,177	1,205
U.S. state and local
Current	134	429	279
Deferred	289	81	210
	423	510	489
Non-U.S.
Current	3,006	3,239	3,127
Deferred	105	222	69
	3,111	3,461	3,196
Total provision for income taxes	5,298	5,148	4,890
Provision for social security, real estate, personal property and other taxes	4,331	4,289	4,018
Total taxes included in net income	$9,629	$9,437	$8,908

Income tax reconciliation
For the year ended December 31:	2012	2011	2010
Statutory rate	35%	35%	35%
Foreign tax differential	(11)	(10)	(10)
State and local	1	2	2
Other	(1)	(2)	(2)
Effective rate	24%	25%	25%

Components of deferred tax assets (liabilities)

($ in millions)

At December 31:	2012	2011*
Retirement benefits	$5,870	$5,169
Share-based and other compensation	1,666	1,598
Deferred income	1,018	834
Domestic tax loss/credit carryforwards	954	914
Foreign tax loss/credit carryforwards	681	752
Bad debt, inventory and warranty reserves	586	608
Depreciation	456	474
Other	1,384	1,479
Gross deferred tax assets	12,615	11,828
Less: valuation allowance	1,187	912
Net deferred tax assets	$11,428	$10,916

* Reclassed to conform with 2012 presentation.

Deferred Tax Liabilities

($ in millions)

At December 31:	2012	2011
Leases	$2,216	$2,149
Depreciation	1,378	1,421
Goodwill and intangible assets	957	796
Software development costs	542	466
Retirement benefits	257	551
Other	1,158	1,121
Gross deferred tax liabilities	$6,508	$6,504

Reconciliation of the beginning and ending amount of unrecognized tax benefits

($ in millions)

	2012	2011	2010
Balance at January 1	$5,575	$5,293	$4,790
Additions based on tax positions related to the current year	401	672	1,054
Additions for tax positions of prior years	215	379	1,768
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(425)	(538)	(1,659)
Settlements	(94)	(231)	(660)
Balance at December 31	$5,672	$5,575	$5,293

Earnings Per Share of Common Stock (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share of Common Stock
Computation of Earnings per share

($ in millions except per share amounts)

For the year ended December 31:	2012	2011	2010
Weighted-average number of shares on which earnings per share calculations are based
Basic	1,142,508,521	1,196,951,006	1,268,789,202
Add—incremental shares under stock-based compensation plans	10,868,426	14,241,131	16,189,053
Add—incremental shares associated with contingently issuable shares	2,072,370	2,575,848	2,377,133
Assuming dilution	1,155,449,317	1,213,767,985	1,287,355,388
Net income on which basic earnings per share is calculated	$16,604	$15,855	$14,833
Less—net income applicable to contingently issuable shares	(1)	0	0
Net income on which diluted earnings per share is calculated	$16,603	$15,855	$14,833
Earnings/(loss) per share of common stock
Assuming dilution	$14.37	$13.06	$11.52
Basic	$14.53	$13.25	$11.69

Rental Expense and Lease Commitments (Tables)	12 Months Ended
Dec. 31, 2012
Rental Expense and Lease Commitments
Lease Commitments

($ in millions)

	2013	2014	2015	2016	2017	Beyond 2017
Operating lease commitments
Gross minimum rental commitments (including vacant space below)	$1,466	$1,268	$1,044	$746	$535	$747
Vacant space	$21	$13	$7	$3	$1	$0
Sublease income commitments	$26	$16	$11	$9	$4	$1
Capital lease commitments	$13	$12	$11	$8	$10	$6

Stock-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Stock-Based Compensation
Stock-based compensation cost included in Consolidated Statement of Earnings

($ in millions)

For the year ended December 31:	2012	2011	2010
Cost	$132	$120	$94
Selling, general and administrative	498	514	488
Research, development and engineering	59	62	48
Other (income) and expense	(1)	—	(1)
Pre-tax stock-based compensation cost	688	697	629
Income tax benefits	(240)	(246)	(240)
Total stock-based compensation cost	$448	$450	$389

Summary of option activity

	2012		2011		2010
	Weighted	Number of	Weighted	Number of	Weighted	Number of
	Average	Shares	Average	Shares	Average	Shares
	Exercise Price	Under Option	Exercise Price	Under Option	Exercise Price	Under Option
Balance at January 1	$90	20,662,322	$94	39,197,728	$98	73,210,457
Options exercised	86	(9,080,170)	98	(18,144,309)	101	(33,078,316)
Options canceled/expired	75	(192,431)	107	(391,097)	108	(934,413)
Balance at December 31	$94	11,389,721	$90	20,662,322	$94	39,197,728
Exercisable at December 31	$94	11,389,721	$90	20,662,322	$94	39,197,728

Options outstanding and exercisable with exercise price ranges

	Options Outstanding and Exercisable
				Weighted Average
	Weighted	Number of	Aggregate	Remaining
	Average	Shares	Intrinsic	Contractual Life
Exercise Price Range	Exercise Price	Under Option	Value	(in Years)
$85 and under	$83	3,222,177	$350,989,003	0.9
$86–$105	97	7,532,868	709,980,689	1.9
$106 and over	106	634,676	54,314,359	1.1
	$94	11,389,721	$1,115,284,051	1.6

Summary of Restricted Stock Units activity

	2012		2011		2010
	Weighted		Weighted		Weighted
	Average	Number	Average	Number	Average	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$129	12,218,601	$110	11,196,446	$102	13,405,654
RSUs granted	184	2,635,772	154	5,196,802	122	3,459,303
RSUs released	117	(4,338,787)	106	(3,508,700)	98	(5,102,951)
RSUs canceled/forfeited	139	(674,125)	122	(665,947)	105	(565,560)
Balance at December 31	$148	9,841,461	$129	12,218,601	$110	11,196,446

Summary of Performance Share Units activity

	2012		2011		2010
	Weighted		Weighted		Weighted
	Average	Number	Average	Number	Average	Number
	Grant Price	of Units	Grant Price	of Units	Grant Price	of Units
Balance at January 1	$122	3,686,991	$111	3,649,288	$107	3,476,737
PSUs granted at target	185	1,004,003	154	1,055,687	117	1,239,468
Additional shares earned above target*	102	550,399	118	230,524	103	463,913
PSUs released	102	(1,998,746)	118	(1,189,765)	103	(1,486,484)
PSUs canceled/forfeited	131	(70,446)	118	(58,743)	108	(44,346)
Balance at December 31**	$151	3,172,201	$122	3,686,991	$111	3,649,288

*          Represents additional shares issued to employees after vesting of PSUs because final performance metrics exceeded specified targets.

**   Represents the number of shares expected to be issued based on achievement of grant date performance targets. The actual number of shares issued depends on the company’s performance against specified targets over the vesting period.

Retirement-Related Benefits (Tables)	12 Months Ended
Dec. 31, 2012
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Retirement-related benefits net periodic (income)/cost in the Consolidated Statement of Earnings

($ in millions)

	U.S. Plans			Non-U.S. Plans			Total
For the year ended December 31:	2012	2011	2010	2012	2011	2010	2012	2011	2010
Defined benefit pension plans	$(526)	$(774)	$(949)	$1,040	$734	$541	$515	$(40)	$(408)
Retention Plan	18	15	14	—	—	—	18	15	14
Total defined benefit pension plans (income)/cost	$(507)	$(759)	$(935)	$1,040	$734	$541	$533	$(25)	$(394)
IBM 401(k) Plus Plan and Non-U.S. plans	$857	$875	$882	$621	$608	$527	$1,478	$1,483	$1,409
Excess 401(k)	29	30	20	—	—	—	29	30	20
Total defined contribution plans cost	$885	$905	$902	$621	$608	$527	$1,506	$1,513	$1,430
Nonpension postretirement benefit plans cost	$268	$269	$281	$82	$76	$66	$350	$345	$347
Total retirement-related benefits net periodic cost	$646	$415	$248	$1,743	$1,418	$1,134	$2,389	$1,832	$1,382

Summary of the total projected benefit obligation (PBO) for defined benefit plans, accumulated postretirement benefit obligation (APBO) for nonpension postretirement benefit plans (benefit obligations), fair value of plan assets and the associated funded status

($ in millions)

	Benefit Obligations		Fair Value of Plan Assets		Funded Status*
At December 31:	2012	2011	2012	2011	2012	2011
U.S. Plans
Underfunded plans
Qualified PPP	$54,907	$52,318	$53,630	$51,218	$(1,277)	$(1,100)
Excess PPP	1,576	1,462	—	—	(1,576)	(1,462)
Retention Plan	327	305	—	—	(327)	(305)
Nonpension postretirement benefit plan	5,282	5,273	433	38	(4,849)	(5,235)
Total underfunded U.S. plans	$62,092	$59,358	$54,063	$51,256	$(8,029)	$(8,102)
Non-U.S. Plans
Overfunded plans
Qualified defined benefit pension plans	$6,944	$13,169	$7,889	$16,011	$945	$2,843
Nonpension postretirement benefit plans	12	7	12	7	0	0
Total overfunded non-U.S. plans	$6,956	$13,175	$7,901	$16,018	$945	$2,843
Underfunded plans
Qualified defined benefit pension plans	$35,956	$24,659	$30,169	$19,351	$(5,788)	$(5,308)
Nonqualified defined benefit pension plans	6,418	5,033	—	—	(6,418)	(5,033)
Nonpension postretirement benefit plans	1,007	894	107	105	(900)	(789)
Total underfunded non-U.S. plans	$43,381	$30,587	$30,276	$19,456	$(13,106)	$(11,131)
Total overfunded plans	$6,956	$13,175	$7,901	$16,018	$945	$2,843
Total underfunded plans	$105,473	$89,944	$84,338	$70,712	$(21,134)	$(19,232)

*               Funded status is recognized in the Consolidated Statement of Financial Position as follows: Asset amounts as prepaid pension assets; (Liability) amounts as compensation and benefits (current liability) and retirement and nonpension postretirement benefit obligations (noncurrent liability).

Changes in benefit obligations and plan assets

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2012	2011	2012	2011	2012	2011	2012	2011
Change in benefit obligation
Benefit obligation at January 1	$54,085	$51,293	$42,861	$42,584	$5,273	$5,123	$901	$872
Service cost	—	—	443	505	36	33	14	11
Interest cost	2,196	2,456	1,779	1,843	200	236	64	67
Plan participants’ contributions	—	—	47	53	200	228	—	—
Acquisitions/divestitures, net	0	(0)	26	(48)	2	(0)	0	(1)
Actuarial losses/(gains)	3,810	3,551	6,365	812	104	244	76	47
Benefits paid from trust	(3,184)	(3,121)	(1,987)	(1,995)	(551)	(623)	(6)	(7)
Direct benefit payments	(97)	(95)	(454)	(462)	(35)	(32)	(27)	(27)
Foreign exchange impact	—	—	77	(423)	—	—	(24)	(60)
Medicare/Government subsidies	—	—	—	—	53	65	—	—
Amendments/curtailments/settlements/other	—	—	161	(8)	—	—	21	—
Benefit obligation at December 31	$56,810	$54,085	$49,319	$42,861	$5,282	$5,273	$1,019	$901
Change in plan assets
Fair value of plan assets at January 1	$51,218	$50,259	$35,362	$35,722	$38	$35	$112	$120
Actual return on plan assets	5,596	4,080	3,742	1,052	0	0	10	13
Employer contributions	—	—	557	728	746	397	1	0
Acquisitions/divestitures, net	—	—	40	(27)	—	—	—	(0)
Plan participants’ contributions	—	—	47	53	200	228	—	—
Benefits paid from trust	(3,184)	(3,121)	(1,987)	(1,995)	(551)	(623)	(6)	(7)
Foreign exchange impact	—	—	305	(537)	—	—	(8)	(15)
Amendments/curtailments/settlements/other	—	—	(8)	367 *	—	—	10	—
Fair value of plan assets at December 31	$53,630	$51,218	$38,058	$35,362	$433	$38	$119	$112
Funded status at December 31	$(3,180)	$(2,866)	$(11,261)	$(7,499)	$(4,849)	$(5,235)	$(900)	$(789)
Accumulated benefit obligation**	$56,810	$54,085	$48,369	$42,063	N/A	N/A	N/A	N/A

*            Includes the reinstatement of certain plan assets in Brazil due to a 2011 government ruling allowing certain previously restricted plan assets to be returned to IBM. Beginning June 2011, the assets will be returned to IBM monthly over a three year period, with approximately $200 million returned during 2012. The remaining surplus in Brazil at December 31, 2012 remains excluded from total plan assets due to continued restrictions imposed by the government on the use of those plan assets.

**     Represents the benefit obligation assuming no future participant compensation increases.

N/A—Not applicable

Net funded status

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
At December 31:	2012	2011	2012	2011	2012	2011	2012	2011
Prepaid pension assets	$0	$0	$944	$2,843	$0	$0	$0	$0
Current liabilities—compensation and benefits	(102)	(96)	(356)	(304)	(239)	(437)	(20)	(22)
Noncurrent liabilities—retirement and nonpension postretirement benefit obligations	(3,078)	(2,770)	(11,849)	(10,038)	(4,610)	(4,798)	(880)	(768)
Funded status—net	$(3,180)	$(2,866)	$(11,261)	$(7,499)	$(4,849)	$(5,235)	$(900)	$(789)

Pre-tax net loss and prior service costs/(credits) and transition (assets)/liabilities recognized in other comprehensive income/(loss) and the changes in pre-tax net loss, prior service costs/(credits) and transition (assets)/liabilities recognized in accumulated other comprehensive income/(loss)

($ in millions)

	Defined Benefit Pension Plans				Nonpension Postretirement Benefit Plans
	U.S. Plans		Non-U.S. Plans		U.S. Plan		Non-U.S. Plans
	2012	2011	2012	2011	2012	2011	2012	2011
Net loss at January 1	$18,561	$15,865	$18,309	$17,580	$734	$492	$211	$180
Current period loss/(gain)	2,258	3,514	4,905	1,696	104	241	75	45
Curtailments and settlements	—	—	2	(11)	—	—	—	—
Amortization of net loss included in net periodic (income)/cost	(1,331)	(818)	(1,027)	(957)	(32)	—	(17)	(13)
Net loss at December 31	$19,488	$18,561	$22,188	$18,309	$806	$734	$269	$211
Prior service costs/(credits) at January 1	$139	$149	$(768)	$(958)	$—	$—	$(10)	$(14)
Current period prior service costs/(credits)	—	—	—	28	—	—	(0)	(0)
Amortization of prior service (costs)/credits included in net periodic (income)/cost	(10)	(10)	154	162	—	—	4	4
Prior service costs/(credits) at December 31	$130	$139	$(614)	$(768)	$—	$—	$(6)	$(10)
Transition (assets)/liabilities at January 1	$—	$—	$(0)	$(0)	$—	$—	$0	$1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost	—	—	0	0	—	—	(0)	(0)
Transition (assets)/liabilities at December 31	$—	$—	$(0)	$(0)	$—	$—	$0	$0
Total loss recognized in accumulated other comprehensive income/(loss)*	$19,618	$18,701	$21,574	$17,541	$806	$734	$263	$202

*            See note L, “Equity Activity,” on pages 107 to 110 for the total change in AOCI, and the Consolidated Statement of Comprehensive Income for the components of net periodic (income)/cost, including the related tax effects, recognized in OCI for the retirement-related benefit plans.

Pre-tax estimated net loss, estimated prior service costs/(credits) and estimated transition (assets)/liabilities of the retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost and recorded in the Consolidated Statement of Earnings in 2013

($ in millions)

	Defined Benefit Pension Plans		Nonpension Postretirement Benefit Plans
	U.S. Plans	Non-U.S. Plans	U.S. Plan	Non-U.S. Plans
Net loss	$1,804	$1,693	$33	$26
Prior service costs/(credits)	9	(132)	—	(4)
Transition (assets)/liabilities	0	(0)	—	0

Defined benefit pension plans' major asset categories and their associated fair value

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2012. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$15,161	$1	$—	$15,163	$6,395	$—	$—	$6,395
Equity commingled/mutual funds(b)(c)	96	2,556	—	2,652	138	7,641	—	7,779
Fixed income
Government and related(d)	—	12,945	6	12,951	—	8,978	76	9,054
Corporate bonds (e)	—	8,499	11	8,510	—	1,878	5	1,883
Mortgage and asset-backed securities	—	922	45	968	—	9	—	9
Fixed income commingled/mutual funds(b)(f)	155	804	267	1,226	78	8,018	—	8,096
Insurance contracts	—	—	—	—	—	1,019	—	1,019
Cash and short-term investments(g)	244	3,198	—	3,442	134	373	—	507
Hedge funds	—	1,402	756	2,159	—	646	—	646
Private equity(h)	—	—	4,085	4,085	—	—	353	353
Private real estate(h)	—	—	2,861	2,861	—	—	609	609
Derivatives(i)	(6)	62	—	56	0	856	—	857
Other commingled/mutual funds(b)(j)	—	—	—	—	12	907	—	919
Subtotal	15,650	30,390	8,032	54,072	6,757	30,325	1,042	38,124
Other(k)	—	—	—	(442)	—	—	—	(66)
Fair value of plan assets	$15,650	$30,390	$8,032	$53,630	$6,757	$30,325	$1,042	$38,058

(a)

Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $113 million, representing 0.2 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $40 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)	Commingled funds represent pooled institutional investments.
(c)	Invests in predominantly equity securities.
(d)	Includes debt issued by national, state and local governments and agencies.
(e)

The U.S. Plan includes IBM corporate bonds of $6 million, representing 0.01 percent of the U.S. Plan assets. Non-U.S. plans include IBM corporate bonds of $2 million representing 0.004 percent of the non-U.S. Plan assets.

(f)	Invests in predominantly fixed income securities.
(g)	Includes cash and cash equivalents and short-term marketable securities.
(h)	Includes limited partnerships and venture capital partnerships.
(i)	Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.
(j)	Invests in both equity and fixed income securities.
(k)	Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

The following table presents the company’s defined benefit pension plans’ asset classes and their associated fair value at December 31, 2011. The U.S. Plan consists of the Qualified PPP and the Non-U.S. Plans consist of all plans sponsored by the company’s subsidiaries.

($ in millions)

	U.S. Plan				Non-U.S. Plans
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity
Equity securities(a)	$13,618	$11	$—	$13,629	$6,426	$—	$—	$6,427
Equity commingled/mutual funds(b)(c)	32	1,877	—	1,909	240	7,751	—	7,991
Fixed income
Government and related(d)	—	15,105	29	15,134	—	8,479	96	8,575
Corporate bonds (e)	—	7,387	12	7,398	—	1,409	39	1,447
Mortgage and asset-backed securities	—	838	45	883	—	36	—	36
Fixed income commingled/mutual funds(b)(f)	262	715	246	1,223	72	7,136	—	7,209
Insurance contracts	—	—	—	—	—	988	—	988
Cash and short-term investments(g)	286	2,390	—	2,675	145	361	—	506
Hedge funds	—	1,140	713	1,853	—	417	—	417
Private equity(h)	0	—	4,098	4,098	—	—	262	262
Private real estate(h)	—	—	2,790	2,790	—	—	580	580
Derivatives(i)	10	(15)	—	(6)	(2)	866	—	864
Other commingled/mutual funds(b)(j)	—	—	—	—	9	114	—	123
Subtotal	14,207	29,446	7,932	51,586	6,890	27,557	977	35,425
Other(k)	—	—	—	(368)	—	—	—	(62)
Fair value of plan assets	$14,207	$29,446	$7,932	$51,218	$6,890	$27,557	$977	$35,362

(a)

Represents U.S. and international securities. The U.S. Plan includes IBM common stock of $132 million, representing 0.3 percent of the U.S. Plan assets. Non-U.S. Plans include IBM common stock of $35 million, representing 0.1 percent of the non-U.S. Plans assets.

(b)	Commingled funds represent pooled institutional investments.
(c)	Invests in predominantly equity securities.
(d)	Includes debt issued by national, state and local governments and agencies.
(e)	The U.S. Plan includes IBM corporate bonds of $13 million, representing 0.03 percent of the U.S. Plan assets.
(f)	Invests in predominantly fixed income securities.
(g)	Includes cash and cash equivalents and short-term marketable securities.
(h)	Includes limited partnerships and venture capital partnerships.
(i)	Primarily includes interest rate derivatives and, to a lesser extent, forwards, exchange traded and other over-the-counter derivatives.
(j)	Invests in both equity and fixed income securities.
(k)	Represents net unsettled transactions, relating primarily to purchases and sales of plan assets.

Defined benefit pension plans with accumulated benefit obligations (ABO) in excess of plan assets

($ in millions)

	2012		2011
	Benefit	Plan	Benefit	Plan
At December 31:	Obligation	Assets	Obligation	Assets
Plans with PBO in excess of plan assets	$99,184	$83,799	$83,777	$70,570
Plans with ABO in excess of plan assets	98,263	83,677	83,184	70,512
Plans with assets in excess of PBO	6,944	7,889	13,169	16,011

U.S. Plan(s)
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Reconciliation of the beginning and ending balances of Level 3 assets

($ in millions)

			Mortgage
			and Asset-	Fixed Income
	Government	Corporate	Backed	Commingled/	Hedge	Private	Private
	and Related	Bonds	Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2012	$29	$12	$45	$246	$713	$4,098	$2,790	$7,932
Return on assets held at end of year	0	0	1	21	56	855	202	1,135
Return on assets sold during the year	0	2	1	—	14	(334)	(41)	(359)
Purchases, sales and settlements, net	(1)	(2)	(9)	—	(26)	(533)	(90)	(660)
Transfers, net	(22)	(1)	8	—	—	—	—	(15)
Balance at December 31, 2012	$6	$11	$45	$267	$756	$4,085	$2,861	$8,032

($ in millions)

			Mortgage
			and Asset-	Fixed Income
	Government	Corporate	Backed	Commingled/	Hedge	Private	Private
	and Related	Bonds	Securities	Mutual Funds	Funds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$—	$56	$221	$624	$4,251	$2,634	$7,786
Return on assets held at end of year	(0)	0	(1)	25	(35)	348	131	468
Return on assets sold during the year	0	(0)	(0)	—	5	(30)	39	14
Purchases, sales and settlements, net	12	5	(16)	—	(7)	(471)	(14)	(492)
Transfers, net	17	7	6	—	127 *	—	—	157
Balance at December 31, 2011	$29	$12	$45	$246	$713	$4,098	$2,790	$7,932

* Due to an increase in the redemption term during 2011, the asset was transferred from Level 2 to Level 3.

Non-U.S. Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Reconciliation of the beginning and ending balances of Level 3 assets

($ in millions)

	Government	Corporate	Private	Private
	and Related	Bonds	Equity	Real Estate	Total
Balance at January 1, 2012	$96	$39	$262	$580	$977
Return on assets held at end of year	3	(1)	9	(5)	6
Return on assets sold during the year	3	1	9	0	14
Purchases, sales and settlements, net	(26)	(29)	62	14	21
Transfers, net	(2)	(5)	(0)	(3)	(10)
Foreign exchange impact	1	(0)	11	23	34
Balance at December 31, 2012	$76	$5	$353	$609	$1,042

($ in millions)

	Government	Corporate	Private	Private
	and Related	Bonds	Equity	Real Estate	Total
Balance at January 1, 2011	$—	$11	$176	$533	$720
Return on assets held at end of year	3	2	30	11	46
Return on assets sold during the year	(0)	(0)	(2)	(3)	(5)
Purchases, sales and settlements, net	100	28	65	44	237
Transfers, net	—	—	(0)	0	0
Foreign exchange impact	(7)	(2)	(7)	(6)	(22)
Balance at December 31, 2011	$96	$39	$262	$580	$977

Defined Benefit Pension Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Components of net periodic (income)/cost of the company's retirement-related benefit plans

($ in millions)

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
For the year ended December 31:	2012	2011	2010	2012	2011	2010
Service cost	$—	$—	$—	$443	$505	$508
Interest cost	2,196	2,456	2,601	1,779	1,843	1,841
Expected return on plan assets	(4,043)	(4,043)	(4,017)	(2,303)	(2,521)	(2,461)
Amortization of transition assets	—	—	—	(0)	(0)	(0)
Amortization of prior service costs/(credits)	10	10	10	(154)	(162)	(174)
Recognized actuarial losses	1,331	818	471	1,027	957	712
Curtailments and settlements	—	—	1	0	1	27
Multi-employer plans/other costs*	—	—	—	247	111	89
Total net periodic (income)/cost	$(507)	$(759)	$(935)	$1,040	$734	$541

Assumptions used to measure the net periodic (income)/cost and benefit obligations

	Defined Benefit Pension Plans
	U.S. Plans			Non-U.S. Plans
	2012	2011	2010	2012	2011	2010
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31
Discount rate	4.20%	5.00%	5.60%	4.28%	4.33%	4.84%
Expected long-term returns on plan assets	8.00%	8.00%	8.00%	6.26%	6.41%	6.56%
Rate of compensation increase*	N/A	N/A	N/A	2.43%	2.37%	2.92%
Weighted-average assumptions used to measure benefit obligations at December 31
Discount rate	3.60%	4.20%	5.00%	3.23%	4.28%	4.33%
Rate of compensation increase*	N/A	N/A	N/A	2.51%	2.43%	2.37%

*  Rate of compensation increase is not applicable to the U.S. defined benefit pension plans as benefit accruals ceased December 31, 2007 for all participants.

N/A—Not applicable

Total expected benefit payments

($ in millions)

					Total
	Qualified	Nonqualified	Qualified	Nonqualified	Expected
	U.S. Plan	U.S. Plans	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Payments	Payments	Payments	Payments
2013	$3,303	$104	$1,993	$378	$5,778
2014	3,342	106	2,040	373	5,861
2015	3,407	108	2,011	382	5,908
2016	3,438	112	2,049	389	5,988
2017	3,418	113	2,073	400	6,004
2018–2022	17,436	597	11,071	2,252	31,356

Nonpension Postretirement Plans
Defined Benefit Plans and Other Postretirement Benefit Plans Table Text Block
Components of net periodic (income)/cost of the company's retirement-related benefit plans

($ in millions)

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
For the year ended December 31:	2012	2011	2010	2012	2011	2010
Service cost	$36	$33	$33	$14	$11	$9
Interest cost	200	236	262	64	67	59
Expected return on plan assets	—	—	—	(9)	(10)	(9)
Amortization of transition assets	—	—	—	0	0	0
Amortization of prior service costs/(credits)	—	—	(14)	(4)	(4)	(5)
Recognized actuarial losses	32	—	—	17	13	12
Curtailments and settlements	—	—	—	0	—	—
Total net periodic cost	$268	$269	$281	$82	$76	$66

*               The 2012 Non-U.S. plans amount includes $162 million related to the IBM UK pension litigation. See page 125 for additional information.

Assumptions used to measure the net periodic (income)/cost and benefit obligations

	Nonpension Postretirement Benefit Plans
	U.S. Plan			Non-U.S. Plans
	2012	2011	2010	2012	2011	2010
Weighted-average assumptions used to measure net periodic cost for the year ended December 31
Discount rate	3.90%	4.80%	5.40%	7.37%	7.75%	7.92%
Expected long-term returns on plan assets	N/A	N/A	N/A	9.01%	9.07%	9.16%
Weighted-average assumptions used to measure benefit obligations at December 31
Discount rate	3.30%	3.90%	4.80%	6.43%	7.37%	7.75%

N/A—Not applicable

Total expected benefit payments

($ in millions)

		Less: IBM
		Share of				Total
		Expected	Net Expected	Qualified	Nonqualified	Expected
	U.S. Plan	Medicare	U.S. Plan	Non-U.S. Plans	Non-U.S. Plans	Benefit
	Payments	Subsidy	Payments	Payments	Payments	Payments
2013	$462	$(24)	$438	$8	$34	$480
2014	447	(26)	421	8	38	467
2015	446	(26)	420	8	41	470
2016	437	(25)	412	9	44	465
2017	429	(24)	405	10	48	463
2018–2022	1,979	(21)	1,958	55	305	2,318

Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Information
Revenue and Pre-tax Income by Segment

($ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2012
External revenue	$40,236	$18,566	$25,448	$17,667	$2,013	$103,930
Internal revenue	1,166	719	3,274	676	2,060	7,896
Total revenue	$41,402	$19,286	$28,722	$18,343	$4,073	$111,826
Pre-tax income	$6,961	$2,983	$10,810	$1,227	$2,034	$24,015
Revenue year-to-year change	(1.7)%	(4.0)%	1.8%	(7.5)%	(2.9)%	(2.3)%
Pre-tax income year-to-year change	10.8%	(0.8)%	8.4%	(24.9)%	1.1%	4.8%
Pre-tax income margin	16.8%	15.5%	37.6%	6.7%	49.9%	21.5%

2011
External revenue	$40,879	$19,284	$24,944	$18,985	$2,102	$106,194
Internal revenue	1,242	797	3,276	838	2,092	8,246
Total revenue	$42,121	$20,081	$28,219	$19,823	$4,195	$114,440
Pre-tax income	$6,284	$3,006	$9,970	$1,633	$2,011	$22,904
Revenue year-to-year change	6.6%	5.6%	10.9%	5.6%	2.8%	7.1%
Pre-tax income year-to-year change	14.3%	18.1%	5.3%	12.2%	2.8%	9.5%
Pre-tax income margin	14.9%	15.0%	35.3%	8.2%	47.9%	20.0%

2010
External revenue	$38,201	$18,223	$22,485	$17,973	$2,238	$99,120
Internal revenue	1,313	798	2,950	804	1,842	7,707
Total revenue	$39,514	$19,021	$25,436	$18,777	$4,080	$106,827
Pre-tax income	$5,499	$2,546	$9,466	$1,456	$1,956	$20,923
Revenue year-to-year change	2.0%	2.6%	5.7%	9.8%	0.1%	4.2%
Pre-tax income year-to-year change	0.3%	1.8%	13.8%	12.1%	13.5%	8.3%
Pre-tax income margin	13.9%	13.4%	37.2%	7.8%	48.0%	19.6%

Revenue and pre-tax income reconciliations to IBM as Reported

($ in millions)

For the year ended December 31:	2012	2011	2010
Revenue
Total reportable segments	$111,826	$114,440	$106,827
Other revenue and adjustments	577	722	750
Elimination of internal transactions	(7,896)	(8,246)	(7,707)
Total IBM consolidated revenue	$104,507	$106,916	$99,870

($ in millions)

For the year ended December 31:	2012	2011	2010
Pre-tax income
Total reportable segments	$24,015	$22,904	$20,923
Amortization of acquired intangible assets	(703)	(629)	(512)
Acquisition-related charges	(36)	(46)	(46)
Non-operating retirement- related (costs)/income	(538)	72	414
Elimination of internal transactions	(1,197)	(1,243)	(957)
Unallocated corporate amounts*	361	(56)	(98)
Total IBM consolidated pre-tax income	$21,902	$21,003	$19,723

*              The 2012 amount includes the gain related to the Retail Store Solutions divestiture. The 2011 amount includes gains related to the sale of Lenovo common stock.

Assets and Other Items by segment

($ in millions)

	Global Services Segments
	Global	Global
	Technology	Business		Systems and	Global	Total
For the year ended December 31:	Services	Services	Software	Technology	Financing	Segments
2012
Assets	$15,884	$8,022	$26,291	$8,232	$38,882	$97,310
Depreciation/amortization of intangibles*	1,597	75	1,157	786	853	4,470
Capital expenditures/investments in intangibles	1,760	42	618	1,106	708	4,233
Interest income	—	—	—	—	1,942	1,942
Interest expense	—	—	—	—	410	410

2011
Assets	$15,475	$8,078	$23,926	$7,649	$36,427	$91,557
Depreciation/amortization of intangibles*	1,713	83	1,062	737	1,145	4,739
Capital expenditures/investments in intangibles	1,838	56	469	1,032	930	4,325
Interest income	—	—	—	—	2,139	2,139
Interest expense	—	—	—	—	538	538

2010
Assets	$15,560	$8,007	$22,625	$7,287	$35,813	$89,292
Depreciation/amortization of intangibles*	1,632	75	992	784	1,417	4,900
Capital expenditures/investments in intangibles	1,511	52	463	1,163	1,246	4,434
Interest income	—	—	—	—	2,116	2,116
Interest expense	—	—	—	—	548	548

*  Segment pre-tax income does not include the amortization of intangible assets.

Asset reconciliation to IBM as reported

($ in millions)

At December 31:	2012	2011	2010
Assets
Total reportable segments	$97,310	$91,557	$89,292
Elimination of internal transactions	(4,943)	(5,407)	(5,515)
Unallocated amounts
Cash and marketable securities	9,779	10,575	10,113
Notes and accounts receivable	3,769	3,526	3,762
Deferred tax assets	5,194	4,865	4,494
Plant, other property and equipment	2,555	2,918	3,067
Pension assets	945	2,837	3,060
Other	4,604	5,562	5,178
Total IBM consolidated assets	$119,213	$116,433	$113,452

Geographic Information

($ in millions)

For the year ended December 31:	2012	2011	2010
United States	$36,270	$37,041	$35,581
Japan	10,697	10,968	10,701
Other countries	57,540	58,906	53,589
Total IBM consolidated revenue	$104,507	$106,916	$99,870

* Revenues are attributed to countries based on the location of the client.

Plant and Other Property-Net

($ in millions)

At December 31:	2012	2011	2010
United States	$6,555	$6,271	$6,134
Other countries	6,299	6,186	6,298
Total	$12,854	$12,457	$12,432

Revenue by Classes of Similar Products or Services

($ in millions)

For the year ended December 31:	2012	2011	2010
Global Technology Services
Services	$31,161	$31,746	$29,367
Maintenance	7,343	7,515	7,250
Systems	1,574	1,478	1,409
Software	159	140	175
Global Business Services
Services	$18,216	$18,956	$17,858
Software	208	211	236
Systems	142	118	129
Software
Software	$23,144	$22,921	$20,882
Services	2,304	2,022	1,603
Systems and Technology
Servers	$11,980	$12,362	$11,619
Storage	3,411	3,619	3,420
Microelectronics OEM	1,572	1,975	1,938
Retail Store Solutions	357	753	674
Microelectronics Services	346	277	321
Global Financing
Financing	$1,471	$1,612	$1,580
Used equipment sales	542	490	659

Significant Accounting Policies (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Significant Accounting Policies
Noncontrolling interest amounts in income, net of tax	$ 11	$ 6	$ 9
Deferred services transition and setup costs	2,424	2,589
Estimated amortization of deferred services transition and setup costs for 2013	819
Estimated amortization of deferred services transition and setup costs for 2014	509
Estimated amortization of deferred transition and setup costs for 2015	430
Estimated amortization of deferred transition and setup costs for 2016	277
Estimated amortization of deferred transition and setup costs thereafter	390
Deferred amounts paid to clients in excess of the fair value of acquired assets used in outsourcing arrangements	51	65
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2013	22
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2014	19
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2015	9
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets for 2016	2
Estimated amortization of deferred amounts paid to clients in excess of the fair value of acquired assets thereafter	1
Maximum amortization period for capitalized software costs	3 years
Amortization period for internal-use software program costs	2 years
Movement in standard warranty liability
Beginning Balance	407	375
Current period accruals	394	435
Accrual adjustments to reflect actual experience	(15)	18
Charges incurred	(392)	(420)
Ending Balance	394	407	375
Deferred revenue:
Deferred income, current portion	11,952	12,197
Deferred income, noncurrent portion	4,491	3,847
Marketing and advertising expense:
Advertising and promotional expense	1,339	1,373	1,337
Minimum
Movement in extended warranty liability
Product warranty term	1 year
Maximum
Movement in extended warranty liability
Product warranty term	3 years
Extended warranty
Movement in extended warranty liability
Beginning balance, aggregate deferred revenue	636	670
Revenue deferred for new extended warranty contracts	268	314
Amortization of deferred revenue	(301)	(330)
Other	4	(19)
Ending balance, aggregate deferred revenue	606	636
Deferred revenue:
Deferred income, current portion	289	301
Deferred income, noncurrent portion	$ 317	$ 335

Significant Accounting Policies (Details 2) (Services, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Multiple-Deliverable Arrangements
Aggregate deferred revenue	$ 7,281	$ 7,363
Unbilled services accounts receivable included in notes and accounts receivable trade	$ 1,998	$ 2,166
Unbilled services accounts receivable, length of time expected to be billed	4 months
Minimum
Multiple-Deliverable Arrangements
Services contract terms range	1 year
Maximum
Multiple-Deliverable Arrangements
Services contract terms range	10 years

Significant Accounting Policies (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Significant Accounting Policies
Minimum percentage of likelihood of being realized upon settlement for benefits from tax positions (as a percent)	50.00%
Maturity tenure of derivative used in classifying it as current or noncurrent	12 months
Expected realization period for debt securities included in current assets	1 year
Number of days after which receivables are past-due	90 days
Common stock, par value (in dollars per share)	$ 0.2	$ 0.2
Minimum | Restricted Stock Units
Stock-Based Compensation
Vesting period	1 year
Maximum | Restricted Stock Units
Stock-Based Compensation
Vesting period	5 years
Capitalized software
Property, Plant and Equipment and Finite-Lived Intangible Assets
Amortization life	3 years
Capitalized costs for internal-use software
Property, Plant and Equipment and Finite-Lived Intangible Assets
Amortization life	2 years
Other intangible assets | Minimum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Amortization life	1 year
Other intangible assets | Maximum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Amortization life	7 years
Buildings | Minimum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	30 years
Buildings | Maximum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	50 years
Building equipment | Minimum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	10 years
Building equipment | Maximum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	20 years
Land improvements
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	20 years
Plant, laboratory and office equipment | Minimum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	2 years
Plant, laboratory and office equipment | Maximum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	20 years
Computer equipment | Minimum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	1 year 6 months
Computer equipment | Maximum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	5 years
Leasehold improvements | Maximum
Property, Plant and Equipment and Finite-Lived Intangible Assets
Estimated useful lives of plant, rental machines and other property	25 years

Acquisitions/Divestitures (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended														12 Months Ended													0 Months Ended						0 Months Ended							12 Months Ended							12 Months Ended										12 Months Ended	3 Months Ended
	Dec. 31, 2012 item	Dec. 31, 2011 item	Dec. 31, 2010 item	Dec. 31, 2011 Completed technology	Dec. 31, 2012 Completed technology Minimum	Dec. 31, 2010 Completed technology Minimum	Dec. 31, 2012 Completed technology Maximum	Dec. 31, 2010 Completed technology Maximum	Dec. 31, 2011 Client relationships	Dec. 31, 2012 Client relationships Minimum	Dec. 31, 2010 Client relationships Minimum	Dec. 31, 2012 Client relationships Maximum	Dec. 31, 2010 Client relationships Maximum	Dec. 31, 2011 Patents/trademarks	Dec. 31, 2012 Patents/trademarks Minimum	Dec. 31, 2011 Patents/trademarks Minimum	Dec. 31, 2010 Patents/trademarks Minimum	Dec. 31, 2012 Patents/trademarks Maximum	Dec. 31, 2011 Patents/trademarks Maximum	Dec. 31, 2010 Patents/trademarks Maximum	Dec. 31, 2012 Systems and Technology item	Dec. 31, 2012 Kenexa	Dec. 31, 2012 Kenexa Completed technology	Dec. 31, 2012 Kenexa Client relationships	Dec. 31, 2012 Kenexa Patents/trademarks	Dec. 31, 2012 Kenexa Global Technology Services	Dec. 31, 2012 Kenexa Software	Nov. 10, 2010 Netezza	Dec. 31, 2010 Netezza	Dec. 31, 2010 Netezza Completed technology	Dec. 31, 2010 Netezza Client relationships	Dec. 31, 2010 Netezza In-process R&D	Dec. 31, 2010 Netezza Patents/trademarks	Aug. 27, 2010 Sterling Commerce	Dec. 31, 2010 Sterling Commerce	Dec. 31, 2010 Sterling Commerce Completed technology	Dec. 31, 2010 Sterling Commerce Client relationships	Dec. 31, 2010 Sterling Commerce Patents/trademarks	Dec. 31, 2011 Other Acquisitions 2011 Global Business Services	Dec. 31, 2011 Other Acquisitions 2011 Software	Dec. 31, 2010 Other Acquisitions 2010	Dec. 31, 2010 Other Acquisitions 2010 Completed technology	Dec. 31, 2010 Other Acquisitions 2010 Client relationships	Dec. 31, 2010 Other Acquisitions 2010 In-process R&D	Dec. 31, 2010 Other Acquisitions 2010 Patents/trademarks	Dec. 31, 2010 Other Acquisitions 2010 Global Technology Services	Dec. 31, 2010 Other Acquisitions 2010 Global Business Services	Dec. 31, 2010 Other Acquisitions 2010 Systems and Technology item	Dec. 31, 2010 Other Acquisitions 2010 Software item	Dec. 31, 2012 Other Acquisitions 2012	Dec. 31, 2012 Other Acquisitions 2012 Completed technology	Dec. 31, 2012 Other Acquisitions 2012 Client relationships	Dec. 31, 2012 Other Acquisitions 2012 In-process R&D	Dec. 31, 2012 Other Acquisitions 2012 Patents/trademarks	Dec. 31, 2012 Other Acquisitions 2012 Global Technology Services	Dec. 31, 2012 Other Acquisitions 2012 Global Business Services	Dec. 31, 2012 Other Acquisitions 2012 Systems and Technology	Dec. 31, 2012 Other Acquisitions 2012 Software item	Sep. 30, 2012 Toshiba Global Commerce Solutions Holding Corporation
Acquisitions:
Businesses acquired, number (in entities)	11	5	17																		2																																					8
Businesses acquired, aggregate cost	$ 3,964	$ 1,849	$ 6,538																																																								$ 161
Percentage of business acquired	100.00%	100.00%	100.00%																			100.00%						100.00%						100.00%																									19.90%
Businesses acquired, cash consideration																						1,351						1,847						1,415
Acquired intangible asset, weighted average useful life		6 years 10 months 24 days		7 years	3 years	3 years	7 years	7 years	7 years	4 years	2 years	7 years	7 years		1 year	1 year	1 year	7 years	7 years	7 years		6 years 6 months						6 years 10 months 24 days						6 years 10 months 24 days							6 years 4 months 24 days									6 years 7 months 6 days
Businesses acquired, privately held companies number																																																2	10
Businesses acquired, publicly held companies number																																																	1
Current assets		251																				133							218						196						377									278
Fixed assets/noncurrent assets		88																				98							73						106						209									217
Goodwill		1,291																				1,014				243	771		1,410						1,032				14	1,277	2,312					32	252	375	1,653	1,880					21	5	443	1,412
Intangible assets				320					222					17									169	179	39					202	52	4	16			218	244	14				497	293	13	27						403	194	11	37
Total assets acquired		2,190																				1,632							1,975						1,810						3,728									3,020
Current liabilities		(191)																				(93)							(9)						(129)						(161)									(143)
Noncurrent liabilities		(150)																				(188)							(120)						(266)						(291)									(264)
Total liabilities assumed		(341)																				(281)							(128)						(395)						(452)									(407)
Total purchase price		$ 1,849																				$ 1,351							$ 1,847						$ 1,415						$ 3,277									$ 2,613
Expected percent of goodwill deductible for tax purposes		25.00%																																																15.00%
Ownership retention period																																																											3 years

Acquisitions/Divestitures (Details 2) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended			0 Months Ended	12 Months Ended		3 Months Ended
	Jun. 30, 2011 item	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 17, 2012 Retail Stores Solutions business	Dec. 31, 2012 Retail Stores Solutions business item	Dec. 31, 2012 Retail Stores Solutions business Total Estimated	Mar. 31, 2010 Dassault Systems
Acquisitions/Divestitures
Number of divestitures	2
Divestitures:
Phases of sale completed						3
Proceeds from sale of business		$ 599	$ 14	$ 55		$ 546		$ 459
Note receivable on sale of business						251
Pre-tax gain on sale of business						446	500	591
Transaction price for sale of business					850
Approximate amount of transaction price received in cash					$ 800

Financial Instruments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012
Financial assets and financial liabilities measured at fair value on a recurring basis:
Debt securities - noncurrent	$ 8	$ 10
Available-for-sale equity investments	83	34
Potential reduction in net position of total derivative liabilities	324	262
Recurring | Prepaid expenses and other current assets
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	546	333
Recurring | Investments and other sundry assets
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	754	585
Recurring | Other accrued expenses and liabilities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative liabilities	365	426
Recurring | Other liabilities
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative liabilities	166	78
Level 1 | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,886	1,923
Debt securities - noncurrent	1	2
Available-for-sale equity investments	69	34
Total Assets	1,956	1,959
Level 1 | Money market funds | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,886	1,923
Level 2 | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	6,449	5,823
Debt securities - current		717
Debt securities - noncurrent	7	8
Available-for-sale equity investments	14
Derivative assets	1,300	918
Total Assets	7,770	7,466
Total Liabilities	531	503
Level 2 | Interest rate contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	783	604
Level 2 | Foreign exchange contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	510	305
Derivative liabilities	523	496
Level 2 | Equity contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	7	9
Derivative liabilities	8	7
Level 2 | Time deposits and certificates of deposit | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,931	3,694
Increase (decrease) due to scope of disclosure	(151)
Level 2 | Commercial paper | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	777	2,098
Level 2 | Commercial paper | Recurring | Previously reported
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	983
Level 2 | U.S. government securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	2,750
Level 2 | Canada government securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	983
Level 2 | Other securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	8	30
Total fair value | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	8,335	7,746
Debt securities - current		717
Debt securities - noncurrent	8	10
Available-for-sale equity investments	83	34
Derivative assets	1,300	918
Total Assets	9,726	9,424
Total Liabilities	531	503
Potential reduction in net position of total derivative assets	324	262
Potential reduction in net position of total derivative liabilities	324	262
Total fair value | Interest rate contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	783	604
Total fair value | Foreign exchange contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	510	305
Derivative liabilities	523	496
Total fair value | Equity contracts | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Derivative assets	7	9
Derivative liabilities	8	7
Total fair value | Time deposits and certificates of deposit | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,931	3,694
Increase (decrease) due to scope of disclosure	(151)
Total fair value | Commercial paper | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	777	2,098
Total fair value | Commercial paper | Recurring | Previously reported
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	983
Total fair value | Money market funds | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	1,886	1,923
Total fair value | U.S. government securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	2,750
Total fair value | Canada government securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	983
Total fair value | Other securities | Recurring
Financial assets and financial liabilities measured at fair value on a recurring basis:
Cash equivalents	$ 8	$ 30

Financial Instruments (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair value of financial instruments, details:
Carrying amount of long-term debt	$ 24,088	$ 22,857
Fair value of long-term debt	27,119	27,383
Debt and Marketable Equity Securities.
Debt securities - noncurrent, Adjusted Cost	8	7
Debt securities - noncurrent, gross unrealized gains	2	1
Available-for-sale equity investments, Adjusted Cost	31	58
Available-for-sale equity investments, gross unrealized gains	4	27
Available-for-sale equity investments, gross unrealized losses	(1)	(2)
Debt securities - noncurrent	10	8
Available-for-sale equity investments	34	83
Sales of debt and available-for-sale equity investments
Proceeds	112	405	16
Gross realized gains (before taxes)	45	232	6
Gross realized losses (before taxes)	(1)	0	0
Unrealized holding gains/(losses) on available-for-sale debt and equity securities
Net unrealized gains/(losses) arising during the period	17	(7)
Net unrealized (gains)/losses reclassified to net income	(25)	(143)
Writedowns included in net income for the period	$ 2	$ 0.3
Maximum contractual maturities of substantially all available-for-sale debt securities	1 year

Financial Instruments (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 basispoint	Dec. 31, 2011
Financial Instruments
Derivative instruments with credit-risk related contingent features	$ 94	$ 131
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	918	1,300
Fair value of total derivative instruments, Liabilities	4,116	2,415
Maximum spread on credit default swap agreements before full overnight collateralization is required (in basis points)	250
Liabilities included in master netting arrangements	262	324
Cash collateral received, derivatives	69	466
Amount recognized in accounts payable for the obligation to return cash collateral	69	466
Non-cash collateral received and not recorded on the Statement of Financial Position	31
Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	744	1,190
Fair value of total derivative instruments, Liabilities	345	428
Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	174	110
Fair value of total derivative instruments, Liabilities	159	103
Prepaid expenses and other current assets | Interest rate contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	47	50
Prepaid expenses and other current assets | Foreign exchange contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	135	407
Prepaid expenses and other current assets | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	142	82
Prepaid expenses and other current assets | Equity contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	9	7
Investments and sundry assets | Interest rate contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	557	733
Investments and sundry assets | Foreign exchange contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	5
Investments and sundry assets | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Assets	23	21
Other accrued expenses and liabilities | Foreign exchange contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	267	273
Other accrued expenses and liabilities | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	152	84
Other accrued expenses and liabilities | Equity contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	7	8
Other liabilities | Foreign exchange contracts | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	78	155
Other liabilities | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities		11
Long term debt. | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	3,035	1,884
Short term debt | Derivative instruments designated as hedging instruments
Fair Values of Derivative Instruments
Fair value of total derivative instruments, Liabilities	$ 578

Financial Instruments (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Derivative Instruments, Gain (Loss)
Fair value of derivative liabilities	$ 4,116,000,000	$ 2,415,000,000
Derivative instruments in fair value hedging relationships | Interest rate swaps
Derivative Instruments, Gain (Loss)
Notional amount	4,300,000,000	5,900,000,000
Average remaining maturity	5 years 1 month 6 days	5 years 6 months
Derivative instruments in cash flow hedging relationships | Foreign exchange forward contracts
Derivative Instruments, Gain (Loss)
Notional amount	10,700,000,000	10,900,000,000
Average remaining maturity	8 months 12 days	8 months 12 days
Net gains (losses) in other comprehensive income in connection with cash flow hedges	(138,000,000)	88,000,000
Gains (losses) expected to be reclassified to net income within the next 12 months	(79,000,000)	191,000,000
Maximum length of time hedged	4 years
Derivative instruments in cash flow hedging relationships | Interest rate swaps
Derivative Instruments, Gain (Loss)
Net gains (losses) in other comprehensive income/(loss), cash flow hedges of borrowings	1,000,000	(5,000,000)
Gains (losses) expected to be reclassified to net income within the next 12 months	1,000,000	(6,000,000)
Derivative instruments in cash flow hedging relationships | Currency swaps
Derivative Instruments, Gain (Loss)
Maximum length of time hedged	3 years
Derivative instruments in net investment hedging relationships
Derivative Instruments, Gain (Loss)
Notional amount	3,300,000,000	5,000,000,000
Average remaining maturity	4 months 24 days	4 months 24 days
Derivative instruments designated as hedging instruments
Derivative Instruments, Gain (Loss)
Fair value of derivative liabilities	345,000,000	428,000,000
Derivative instruments not designated as hedging instruments
Derivative Instruments, Gain (Loss)
Fair value of derivative liabilities	159,000,000	103,000,000
Derivative instruments not designated as hedging instruments | Foreign exchange forward and swap contracts
Derivative Instruments, Gain (Loss)
Notional amount	12,900,000,000	13,600,000,000
Maximum length of time hedged	1 year
Derivative instruments not designated as hedging instruments | Equity contracts
Derivative Instruments, Gain (Loss)
Notional amount	$ 1,200,000,000	$ 1,000,000,000
Derivative instruments not designated as hedging instruments | Credit default swaps
Derivative Instruments, Gain (Loss)
Maximum length of time hedged	1 year

Financial Instruments (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income on derivatives	$ (81)	$ 880	$ 805
Gain (loss) recognized in earnings attributable to risk being hedged	108	(206)	(116)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Recognized in OCI	6	(221)	549
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	253	(511)	(203)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, (Ineffectiveness) and Amounts Excluded from Effectiveness Testing	14	(12)	(7)
Foreign exchange contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Recognized in OCI	32	(266)	371
Foreign exchange contracts | Derivative instruments in net investment hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Recognized in OCI	(26)	45	178
Cost of financing | Interest rate contracts | Derivative instruments in fair value hedging relationships
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income, recognized on derivative instruments in fair value hedges	65	271	241
Gain (loss) recognized in earnings attributable to risk being hedged	59	(117)	(70)
Interest expense | Interest rate contracts | Derivative instruments in fair value hedging relationships
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income, recognized on derivative instruments in fair value hedges	55	205	160
Gain (loss) recognized in earnings attributable to risk being hedged	50	(89)	(46)
Interest expense | Interest rate contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	(6)	(8)	(8)
Interest expense | Foreign exchange contracts | Derivative instruments in net investment hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings		0	0
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, (Ineffectiveness) and Amounts Excluded from Effectiveness Testing	11	(9)	(3)
Other (income) and expense | Foreign exchange contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	237	(247)	(54)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, (Ineffectiveness) and Amounts Excluded from Effectiveness Testing	3	(3)	(4)
Other (income) and expense | Foreign exchange contracts | Derivative instruments not designated as hedging instruments
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income on derivatives	(311)	352	299
Other (income) and expense | Warrants | Derivative instruments not designated as hedging instruments
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income on derivatives		10
Cost of sales | Foreign exchange contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	7	(182)	(92)
Selling, general and administrative expense | Foreign exchange contracts | Derivative instruments in cash flow hedging relationships
Derivative Instruments, Gain (Loss)
Gain (Loss) Recognized in Earnings and Other Comprehensive Income, Effective Portion Reclassified from AOCI to Earnings	16	(74)	(49)
Selling, general and administrative expense | Equity contracts | Derivative instruments not designated as hedging instruments
Derivative Instruments, Gain (Loss)
Amount of gain (loss) recognized in income on derivatives	$ 110	$ 42	$ 105

Inventories (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Inventories
Finished goods	$ 475	$ 589
Work in process and raw materials	1,812	2,007
Total inventories	$ 2,287	$ 2,595

Financing Receivables (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Net investment in sales-type and direct financing leases	Dec. 31, 2011 Net investment in sales-type and direct financing leases	Dec. 31, 2012 Net investment in sales-type and direct financing leases Financing receivable, lower range of payment terms	Dec. 31, 2012 Net investment in sales-type and direct financing leases Financing receivable, upper range of payment terms	Dec. 31, 2012 Commercial financing receivables	Dec. 31, 2011 Commercial financing receivables	Dec. 31, 2012 Commercial financing receivables Financing receivable, lower range of payment terms	Dec. 31, 2012 Commercial financing receivables Financing receivable, upper range of payment terms	Dec. 31, 2012 Client loan receivables	Dec. 31, 2011 Client loan receivables	Dec. 31, 2012 Client loan receivables Financing receivable, lower range of payment terms	Dec. 31, 2012 Client loan receivables Financing receivable, upper range of payment terms	Dec. 31, 2012 Installment payment receivables	Dec. 31, 2011 Installment payment receivables	Dec. 31, 2012 Installment payment receivables Financing receivable, lower range of payment terms	Dec. 31, 2012 Installment payment receivables Financing receivable, upper range of payment terms
Financing receivables, current
Financing receivables, net, current	$ 18,038	$ 16,901	$ 3,862	$ 3,765			$ 7,750	$ 7,095			$ 5,395	$ 5,195			$ 1,031	$ 846
Financing receivables, noncurrent
Financing receivables, net, noncurrent	12,812	10,776	6,107	5,406			5	34			5,966	4,925			733	410
Financing receivables
Financing receivable, payment terms					2 years	6 years			30 days	90 days			1 year	7 years			1 year	3 years
Sales-type and direct financing leases, unguaranteed residual value			794	745
Sales-type and direct financing leases, unearned income			728	733
Allowance for credit losses			114	118			46	53			155	126			39	51
Financing receivables used as collateral for non-recourse borrowings	$ 650	$ 410
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2013			42.00%
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2014			29.00%
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2015			18.00%
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2016			9.00%
Scheduled maturities of minimum lease payments outstanding as a percentage of the total, 2017 and beyond			3.00%

Financing Receivables (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Major Markets	Dec. 31, 2011 Major Markets	Dec. 31, 2012 Growth Markets	Dec. 31, 2011 Growth Markets	Dec. 31, 2012 Lease receivables	Dec. 31, 2011 Lease receivables	Dec. 31, 2010 Lease receivables	Dec. 31, 2012 Lease receivables Major Markets	Dec. 31, 2011 Lease receivables Major Markets	Dec. 31, 2010 Lease receivables Major Markets	Dec. 31, 2012 Lease receivables Growth Markets	Dec. 31, 2011 Lease receivables Growth Markets	Dec. 31, 2010 Lease receivables Growth Markets	Dec. 31, 2012 Client loan receivables	Dec. 31, 2011 Client loan receivables	Dec. 31, 2010 Client loan receivables	Dec. 31, 2012 Client loan receivables Major Markets	Dec. 31, 2011 Client loan receivables Major Markets	Dec. 31, 2010 Client loan receivables Major Markets	Dec. 31, 2012 Client loan receivables Growth Markets	Dec. 31, 2011 Client loan receivables Growth Markets	Dec. 31, 2010 Client loan receivables Growth Markets
Financing Receivables
Ending Balance	$ 22,510	$ 20,060	$ 16,701	$ 15,587	$ 5,808	$ 4,472	$ 9,174	$ 8,430		$ 7,036	$ 6,510		$ 2,138	$ 1,921		$ 13,336	$ 11,629		$ 9,666	$ 9,077		$ 3,670	$ 2,552
Collectively evaluated for impairment	22,254	19,692	16,570	15,321	5,684	4,370
Individually evaluated for impairment	256	368	131	266	125	102
Allowance for Credit Losses
Allowance for credit losses, beginning balance	307	353	203	234	104	119	114	118	126	59	79	84	55	40	42	204	189	226	121	125	150	84	64	76
Write-offs	(15)	(84)	(14)	(68)	(1)	(16)
Provision	28	44	(9)	39	38	5
Other	(2)	(5)	0	(1)	(2)	(4)
Allowance for credit losses, ending balance	318	307	180	203	138	104	114	118	126	59	79	84	55	40	42	204	189	226	121	125	150	84	64	76
Collectively evaluated for impairment	98	96	69	82	29	15
Individually evaluated for impairment	$ 220	$ 211	$ 111	$ 122	$ 109	$ 89

Financing Receivables (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Financing Receivables on Non-accrual Status
Total Receivables	$ 139	$ 165
Lease receivables
Financing Receivables on Non-accrual Status
Total Receivables	47	66
Lease receivables | Major Markets
Financing Receivables on Non-accrual Status
Total Receivables	27	46
Lease receivables | Growth Markets
Financing Receivables on Non-accrual Status
Total Receivables	21	20
Client loan receivables
Financing Receivables on Non-accrual Status
Total Receivables	92	99
Client loan receivables | Major Markets
Financing Receivables on Non-accrual Status
Total Receivables	67	75
Client loan receivables | Growth Markets
Financing Receivables on Non-accrual Status
Total Receivables	$ 25	$ 24

Financing Receivables (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Impaired client loan receivables
Recorded Investment	$ 160	$ 172
Related Allowance	143	123
Average Recorded Investment	156	232
Interest Income Recognized	0	3
Interest Income Recognized on Cash Basis	0	0
Major Markets
Impaired client loan receivables
Recorded Investment	88	110
Related Allowance	77	70
Average Recorded Investment	90	142
Interest Income Recognized	0	2
Interest Income Recognized on Cash Basis	0	0
Growth Markets
Impaired client loan receivables
Recorded Investment	72	62
Related Allowance	65	53
Average Recorded Investment	65	90
Interest Income Recognized	0	0
Interest Income Recognized on Cash Basis	$ 0	$ 0

Financing Receivables (Details 5) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Gross recorded investment for each class of receivables, by credit quality indicator
Total	$ 22,510	$ 20,060
Major Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	16,701	15,587
Growth Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	5,808	4,472
Lease receivables
Gross recorded investment for each class of receivables, by credit quality indicator
Total	9,174	8,430
Lease receivables | Major Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	7,036	6,510
Lease receivables | Major Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	646	697
Lease receivables | Major Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,664	1,459
Lease receivables | Major Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	2,285	2,334
Lease receivables | Major Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,367	1,118
Lease receivables | Major Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	552	534
Lease receivables | Major Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	399	260
Lease receivables | Major Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	124	108
Lease receivables | Growth Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	2,138	1,921
Lease receivables | Growth Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	86	139
Lease receivables | Growth Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	223	306
Lease receivables | Growth Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	776	654
Lease receivables | Growth Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	450	457
Lease receivables | Growth Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	418	252
Lease receivables | Growth Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	127	97
Lease receivables | Growth Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	58	15
Client loan receivables
Gross recorded investment for each class of receivables, by credit quality indicator
Total	13,336	11,629
Client loan receivables | Major Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	9,666	9,077
Client loan receivables | Major Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	887	971
Client loan receivables | Major Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	2,286	2,034
Client loan receivables | Major Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	3,139	3,255
Client loan receivables | Major Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,878	1,559
Client loan receivables | Major Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	758	744
Client loan receivables | Major Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	548	362
Client loan receivables | Major Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	170	151
Client loan receivables | Growth Markets
Gross recorded investment for each class of receivables, by credit quality indicator
Total	3,670	2,552
Client loan receivables | Growth Markets | Aaa - Aa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	148	185
Client loan receivables | Growth Markets | A1 - A3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	382	407
Client loan receivables | Growth Markets | Baa1 - Baa3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	1,333	869
Client loan receivables | Growth Markets | Ba1 - Ba2
Gross recorded investment for each class of receivables, by credit quality indicator
Total	773	607
Client loan receivables | Growth Markets | Ba3 - B1
Gross recorded investment for each class of receivables, by credit quality indicator
Total	718	335
Client loan receivables | Growth Markets | B2 - B3
Gross recorded investment for each class of receivables, by credit quality indicator
Total	218	129
Client loan receivables | Growth Markets | Caa - D
Gross recorded investment for each class of receivables, by credit quality indicator
Total	$ 99	$ 20

Financing Receivables (Details 6)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Financial Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	38.00%	39.00%
Government Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	16.00%	15.00%
Manufacturing Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	14.00%	13.00%
Retail Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	9.00%	9.00%
Services Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	7.00%	7.00%
Healthcare Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	6.00%	6.00%
Communications Industry
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	6.00%	6.00%
Other industries
Financing Receivables by Portfolio Segment
Financing receivables (as a percent)	4.00%	5.00%

Financing Receivables (Details 7) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Past Due Financing Receivable
Total Past Due (> 90 days)	$ 82	$ 62
Current	22,428	19,998
Total Financing Receivables	22,510	20,060
Recorded Investment > 90 Days and Accruing	52	38
Major Markets
Past Due Financing Receivable
Total Financing Receivables	16,701	15,587
Growth Markets
Past Due Financing Receivable
Total Financing Receivables	5,808	4,472
Lease receivables
Past Due Financing Receivable
Total Past Due (> 90 days)	20	16
Current	9,154	8,415
Total Financing Receivables	9,174	8,430
Recorded Investment > 90 Days and Accruing	13	12
Lease receivables | Major Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	8	6
Current	7,028	6,504
Total Financing Receivables	7,036	6,510
Recorded Investment > 90 Days and Accruing	5	6
Lease receivables | Growth Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	11	9
Current	2,127	1,911
Total Financing Receivables	2,138	1,921
Recorded Investment > 90 Days and Accruing	8	6
Client loan receivables
Past Due Financing Receivable
Total Past Due (> 90 days)	63	46
Current	13,273	11,584
Total Financing Receivables	13,336	11,629
Recorded Investment > 90 Days and Accruing	39	26
Client loan receivables | Major Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	27	23
Current	9,639	9,054
Total Financing Receivables	9,666	9,077
Recorded Investment > 90 Days and Accruing	8	7
Client loan receivables | Growth Markets
Past Due Financing Receivable
Total Past Due (> 90 days)	36	22
Current	3,634	2,530
Total Financing Receivables	3,670	2,552
Recorded Investment > 90 Days and Accruing	$ 31	$ 19

Property, Plant and Equipment (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment
Property, plant and equipment	$ 40,501	$ 40,124
Less: Accumulated depreciation	26,505	26,241
Property, plant and equipment-net (Note G)	13,996	13,883
Land and land improvements
Property, Plant and Equipment
Property, plant and equipment	747	786
Buildings and building improvements
Property, Plant and Equipment
Property, plant and equipment	9,610	9,531
Plant, laboratory and office equipment
Property, Plant and Equipment
Property, plant and equipment	27,731	26,843
Plant and Other Property
Property, Plant and Equipment
Property, plant and equipment	38,088	37,160
Less: Accumulated depreciation	25,234	24,703
Property, plant and equipment-net (Note G)	12,854	12,457	12,432
Rental machines
Property, Plant and Equipment
Property, plant and equipment	2,414	2,964
Less: Accumulated depreciation	1,271	1,538
Property, plant and equipment-net (Note G)	$ 1,142	$ 1,426

Investments and Sundry Assets (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Investments and Sundry Assets
Deferred transition and setup costs and other deferred arrangements	$ 1,630	$ 1,784
Derivatives-noncurrent	585	753
Alliance investments - equity method	120	131
Alliance investments - non-equity method	226	127
Prepaid software	306	233
Long-term deposits	318	307
Other receivables	204	208
Employee benefit-related	439	493
Prepaid income taxes	459	261
Other assets	735	598
Total	$ 5,021	$ 4,895

Intangible Assets Including Goodwill (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Intangible asset balances by major asset class:
Gross Carrying Amount	$ 6,679	$ 5,642
Accumulated Amortization	(2,892)	(2,250)
Net Carrying Amount	3,787	3,392
Net carrying amount increase/(decrease)	395
Intangible asset amortization expense	1,284	1,226	1,174
Intangible assets retired and fully amortized	641
Capitalized software
Intangible asset balances by major asset class:
Gross Carrying Amount	1,527	1,478
Accumulated Amortization	(665)	(678)
Net Carrying Amount	861	799
Acquired intangibles
Intangible asset balances by major asset class:
Intangible asset amortization expense	709	634
Client relationships
Intangible asset balances by major asset class:
Gross Carrying Amount	2,103	1,751
Accumulated Amortization	(961)	(715)
Net Carrying Amount	1,142	1,035
Completed technology
Intangible asset balances by major asset class:
Gross Carrying Amount	2,709	2,160
Accumulated Amortization	(1,112)	(746)
Net Carrying Amount	1,597	1,414
In-process R&D
Intangible asset balances by major asset class:
Gross Carrying Amount	28	18
Net Carrying Amount	28	18
Patents/trademarks
Intangible asset balances by major asset class:
Gross Carrying Amount	281	207
Accumulated Amortization	(127)	(88)
Net Carrying Amount	154	119
Other intangible assets
Intangible asset balances by major asset class:
Gross Carrying Amount	31	29
Accumulated Amortization	(27)	(22)
Net Carrying Amount	$ 3	$ 7

Intangible Assets Including Goodwill (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Future amortization expense, by year
2013	$ 1,230
2014	903
2015	581
2016	458
2017	340
Capitalized software
Future amortization expense, by year
2013	501
2014	277
2015	83
Acquired intangibles
Future amortization expense, by year
2013	729
2014	626
2015	498
2016	458
2017	$ 340

Intangible Assets Including Goodwill (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Changes in Goodwill Balances
Beginning Balance	$ 26,213	$ 25,136
Goodwill Additions	2,894	1,291
Purchase Price Adjustments	(30)	2
Divestitures	(22)	(13)
Foreign Currency Translation and Other Adjustments	192	(203)
Ending Balance	29,247	26,213
Global Business Services
Changes in Goodwill Balances
Beginning Balance	4,313	4,329
Goodwill Additions	5	14
Purchase Price Adjustments	0	0
Divestitures	(2)	(10)
Foreign Currency Translation and Other Adjustments	42	(20)
Ending Balance	4,357	4,313
Global Technology Services
Changes in Goodwill Balances
Beginning Balance	2,646	2,704
Goodwill Additions	264
Purchase Price Adjustments		(1)
Divestitures	0	(2)
Foreign Currency Translation and Other Adjustments	6	(55)
Ending Balance	2,916	2,646
Software
Changes in Goodwill Balances
Beginning Balance	18,121	16,963
Goodwill Additions	2,182	1,277
Purchase Price Adjustments	(30)	10
Divestitures	(6)	(2)
Foreign Currency Translation and Other Adjustments	137	(127)
Ending Balance	20,405	18,121
Systems and Technology
Changes in Goodwill Balances
Beginning Balance	1,133	1,139
Goodwill Additions	443
Purchase Price Adjustments	0	(6)
Divestitures	(14)
Foreign Currency Translation and Other Adjustments	6	0
Ending Balance	$ 1,568	$ 1,133

Borrowings (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Jun. 30, 2012	Dec. 31, 2011
Debt Disclosure
Short-term debt	$ 9,181		$ 8,463
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	29,660		26,702
Less: Net unamortized discount	865		533
Add: Fair value adjustment	886		994
Long-Term Debt, including current portion	29,680		27,161
Less: Current maturities	5,593		4,306
Total long-term debt (excluding current portion)	24,088		22,857
Commercial paper
Debt Disclosure
Short-term debt	1,800		2,300
Weighted-average interest rates for short-term loans (as a percent)	0.10%		0.10%
Short-term loans
Debt Disclosure
Short-term debt	1,789		1,859
Weighted-average interest rates for short-term loans (as a percent)	1.80%		1.20%
Long term debt - current maturities
Debt Disclosure
Short-term debt	5,593		4,306
U.S. Dollar Notes and Debentures
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	25,656		24,192
2.79% Notes and Debentures, maturing in 2013-2014
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	7,131		8,615
Debt instrument, stated interest rate percentage (as a percent)	2.79%
1.46% Notes and Debentures, maturing in 2015-2016
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	5,807		2,414
Debt instrument, stated interest rate percentage (as a percent)	1.46%
5.29% Notes and Debentures, maturing in 2017-2021
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	7,457		8,600
Debt instrument, stated interest rate percentage (as a percent)	5.29%
1.88% Notes and debentures, maturing in 2022
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	1,000		500
Debt instrument, stated interest rate percentage (as a percent)	1.88%
7.00% Notes and Debentures, maturing in 2025
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	600		600
Debt instrument, stated interest rate percentage (as a percent)	7.00%
6.22% Notes and Debentures, maturing in 2027
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	469		469
Debt instrument, stated interest rate percentage (as a percent)	6.22%
6.50% Notes and Debentures, maturing in 2028
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	313		313
Debt instrument, stated interest rate percentage (as a percent)	6.50%
5.875% Notes and Debentures, maturing in 2032
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	600		600
Debt instrument, stated interest rate percentage (as a percent)	5.88%
8.00% Notes and Debentures, maturing in 2038
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	83		187
Debt instrument, stated interest rate percentage (as a percent)	8.00%	8.00%
5.60% Notes and Debentures, maturing in 2039
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	745		1,545
Debt instrument, stated interest rate percentage (as a percent)	5.60%	5.60%
4.00% Notes and debentures, maturing in 2042
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	1,107
Debt instrument, stated interest rate percentage (as a percent)	4.00%
7.00% Notes and Debentures, maturing in 2045
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	27		27
Debt instrument, stated interest rate percentage (as a percent)	7.00%
7.125% Notes and Debentures, maturing in 2096
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	316		322
Debt instrument, stated interest rate percentage (as a percent)	7.13%	7.13%
3.6% Euros maturing in 2013 - 2019
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	2,338		1,037
Debt instrument, stated interest rate percentage (as a percent)	3.60%
0.7% Japanese yen maturing in 2013-2014
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	878		1,123
Debt instrument, stated interest rate percentage (as a percent)	0.70%
3.8% Swiss francs maturing in 2015-2020
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	178		173
Debt instrument, stated interest rate percentage (as a percent)	3.80%
2.2% Canadian Maturing 2017
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	502
Debt instrument, stated interest rate percentage (as a percent)	2.20%
4.6% Other maturing in 2013-2017
Debt Disclosure
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	$ 107		$ 177
Debt instrument, stated interest rate percentage (as a percent)	4.60%

Borrowings (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Borrowings
Fixed-rate debt	$ 24,049	$ 18,547
Floating-rate debt	5,631	8,614
Fixed-rate debt, Average Rate (as a percent)	3.43%	4.38%
Floating-rate debt, Average Rate (as a percent)	1.91%	1.54%
Long-Term Debt, including current portion	29,680	27,161
Notional interest rate swaps that effectively convert the fixed-rate long-term debt into floating-rate debt	4,252	5,898
Pre-swap annual contractual maturities of long-term debt outstanding
2013	5,561
2014	3,791
2015	2,677
2016	3,058
2017	4,531
2018 and beyond	10,042
Aggregate carrying amount of long-term borrowings before adjusting for unamortized discount and fair value adjustment	$ 29,660	$ 26,702

Borrowings (Details 3) (USD $) In Millions, unless otherwise specified	3 Months Ended
	Jun. 30, 2012	Dec. 31, 2012
Debt Instrument [Line Items]
Debt exchange for cash	$ 121
7.125% Notes and Debentures, maturing in 2096
Debt Instrument [Line Items]
Principal amount of debt exchange	6
Debt instrument, stated interest rate percentage (as a percent)	7.13%	7.13%
8.000% Notes and Debentures, maturing in 2038
Debt Instrument [Line Items]
Principal amount of debt exchange	104
Debt instrument, stated interest rate percentage (as a percent)	8.00%	8.00%
5.600% Notes and Debentures, maturing in 2039
Debt Instrument [Line Items]
Principal amount of debt exchange	800
Debt instrument, stated interest rate percentage (as a percent)	5.60%	5.60%
4.000% Notes and Debentures, maturing in 2042
Debt Instrument [Line Items]
Debt issued	$ 1,107
Debt instrument, stated interest rate percentage (as a percent)	4.00%

Borrowings (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest on Debt
Cost of financing	$ 545,000,000	$ 553,000,000	$ 555,000,000
Interest expense	470,000,000	402,000,000	365,000,000
Net investment derivative activity	(11,000,000)	9,000,000	3,000,000
Interest capitalized	18,000,000	9,000,000	5,000,000
Total interest paid and accrued	1,022,000,000	973,000,000	928,000,000
Credit Agreement
Unused lines:
Revolving lines of credit, term		5 years
Revolving lines of credit, amount		10,000,000,000
Revolving lines or credit, extended term	1 year
Lines of credit, expenses	5,300,000	5,000,000	6,200,000
Revolving lines of credit, additional amount	$ 2,000,000,000

Other Liabilities (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Current Liability	Dec. 31, 2012 Noncurrent Liability	Dec. 31, 2012 Workforce Current Liability	Dec. 31, 2012 Workforce Noncurrent Liability	Dec. 31, 2012 Space Current Liability	Dec. 31, 2012 Space Noncurrent Liability
Other Liabilities
Income tax reserves	$ 2,527	$ 3,989
Executive compensation accruals	1,542	1,388
Disability benefits	890	835
Derivative liabilities	78	166
Special actions	430	347
Workforce reductions	473	366
Deferred taxes	448	549
Environmental accruals	216	249
Noncurrent warranty accruals	167	163
Asset retirement obligations	127	166
Other	709	777
Total	7,607	8,996
Restructuring Reserve
Liability at the beginning of the period			38	347	33	344	4	3
Payments			(36)		(32)		(4)
Other Adjustments			28	83	27	85	1	(3)
Liability at the end of the period			$ 30	$ 430	$ 28	$ 430	$ 2	$ 0

Other Liabilities (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Non-ARO environmental liabilities
Environmental Loss
Accrual for environmental loss contingencies	$ 229	$ 262
ARO liabilities
Environmental Loss
Accrual for environmental loss contingencies	$ 171	$ 187

Equity Activity (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Equity Activity
Common stock, Shares authorized (in shares)	4,687,500,000		4,687,500,000
Common stock, par value (in dollars per share)	$ 0.2		$ 0.2
Common stock, outstanding (in shares)	1,117,367,676
Preferred stock, shares authorized (in shares)	150,000,000
Preferred stock, par value (in dollars per share)	$ 0.01
Common stock repurchased (in shares)	61,246,371		88,683,716		117,721,650
Common stock repurchased (in dollars)	$ 12,008		$ 15,034		$ 15,419
Common stock repurchase authorization available (in dollars)	8,652
Common stock issued under employees plans (in shares)	15,091,320		20,669,785		34,783,386
Issue of treasury shares as a result of exercises of stock options (in shares)	2,746,169		4,920,198		7,929,318
Purchases of treasury stock under employee plans (in shares)	2,406,007		1,717,246		2,334,932
Value of common shares remitted by employees in order to satisfy tax withholding requirements	468		289		297
Other comprehensive income/(loss), before tax
Foreign currency translation adjustments, before tax	(44)		(693)		712
Net changes related to available-for-sale securities, before tax
Unrealized gains/(losses) arising during the period, before tax	8		(14)		70
Reclassification of (gains)/losses to net income, before tax	(42)		(231)		0
Subsequent changes in previously impaired securities arising during the period, before tax	20		4		8
Total net changes related to available-for-sale securities	(14)		(241)		78
Unrealized gains/(losses) on cash flow hedges, before tax
Unrealized gains/(losses) arising during the period, before tax	32		(266)		371
Reclassification of (gains)/losses to net income, before tax	(253)		511		203
Total unrealized gains/(losses) on cash flow hedges	(220)	[1]	245		573	[1]
Retirement-related benefit plans, before tax
Prior service costs/(credits), before tax			(28)		28
Net (losses)/gains arising during the period, before tax	(7,489)		(5,463)		(2,728)
Curtailments and settlements, before tax	(2)		11		10
Amortization of prior service (credits)/costs, before tax	(148)		(157)		(183)
Amortization of net (gains)/losses, before tax	2,457		1,847		1,249
Total retirement-related benefit plans	(5,182)		(3,790)		(1,624)
Other comprehensive income/(loss), before tax (Note L)	(5,460)		(4,479)		(260)	[1]
Other comprehensive income/(loss), tax
Foreign currency translation adjustments, tax	10		(18)		(69)
Net changes related to available-for-sale securities, tax
Unrealized gains/(losses) arising during the period, tax	(4)		5		(24)
Subsequent changes in previously impaired securities arising during the period, tax	(8)		(1)		(3)
Total net changes related to available-for-sale securities, tax	5		91		(27)
Unrealized gains/(losses) on cash flow hedges, tax
Unrealized gains/(losses) arising during the period, tax	(27)		105		(120)
Total unrealized gains/(losses) on cash flow hedges, tax	59		(77)		(188)
Retirement-related benefit plans, tax
Prior service costs/(credits), tax			7		(8)
Net (losses)/gains arising during the period, tax	2,327		1,897		1,016
Curtailments and settlements, tax	0		(3)		(3)
Amortization of prior service (credits)/costs, tax	59		62		67
Amortization of net (gains)/losses, tax	(874)		(619)		(441)
Total retirement-related benefit plans, tax	1,513		1,343		632
Other comprehensive income/(loss), tax	1,587		1,339		348
Other comprehensive income/(loss), net of tax
Foreign currency translation adjustments, net of tax	(34)		(711)		643
Net changes related to available-for-sale securities, net of tax
Unrealized gains/(losses) arising during the period, net of tax	4		(9)		46
Reclassification of (gains)/losses to net income, net of tax	(25)		(143)
Subsequent changes in previously impaired securities arising during the period, net of tax	12		3		5
Total net changes related to available-for-sale securities, net of tax	(9)		(150)		51
Unrealized gains/(losses) on cash flow hedges, net of tax
Unrealized gains/(losses) arising during the period, net of tax	5		(162)		251
Total unrealized gains/(losses) on cash flow hedges, net of tax	(161)		167		385
Retirement-related benefit plans, net of tax
Prior service costs/(credits), net of tax			(22)		20
Net (losses)/gains arising during the period, net of tax	(5,162)		(3,566)		(1,712)
Curtailments and settlements, net of tax	(2)		7		7
Amortization of prior service (credits)/costs, net of tax	(89)		(94)		(116)
Amortization of net (gains)/losses, net of tax	1,583		1,227		808
Total retirement-related benefit plans, net of tax	(3,669)		(2,448)		(992)
Other comprehensive income/(loss) (Note L)	(3,874)	[1]	(3,142)	[1]	87	[1]
Cost of sales
Unrealized gains/(losses) on cash flow hedges, before tax
Reclassification of (gains)/losses to net income, before tax	(7)		182		92
Unrealized gains/(losses) on cash flow hedges, tax
Reclassification of (gains)/losses to net income, tax	(6)		(61)		(32)
Unrealized gains/(losses) on cash flow hedges, net of tax
Reclassification of (gains)/losses to net income, net of tax	(13)		121		60
SG&A expense
Unrealized gains/(losses) on cash flow hedges, before tax
Reclassification of (gains)/losses to net income, before tax	(16)		75		49
Unrealized gains/(losses) on cash flow hedges, tax
Reclassification of (gains)/losses to net income, tax	4		(23)		(17)
Unrealized gains/(losses) on cash flow hedges, net of tax
Reclassification of (gains)/losses to net income, net of tax	(12)		52		33
Other (income) and expense
Net changes related to available-for-sale securities, before tax
Reclassification of (gains)/losses to net income, before tax	(42)		(231)		0
Unrealized gains/(losses) on cash flow hedges, before tax
Reclassification of (gains)/losses to net income, before tax	(237)		247		54
Net changes related to available-for-sale securities, tax
Reclassification of (gains)/losses to net income, tax	17		88		0
Unrealized gains/(losses) on cash flow hedges, tax
Reclassification of (gains)/losses to net income, tax	91		(3)		(17)
Net changes related to available-for-sale securities, net of tax
Reclassification of (gains)/losses to net income, net of tax	(25)		(143)		0
Unrealized gains/(losses) on cash flow hedges, net of tax
Reclassification of (gains)/losses to net income, net of tax	(146)		244		37
Interest expense
Unrealized gains/(losses) on cash flow hedges, before tax
Reclassification of (gains)/losses to net income, before tax	6		8		8
Unrealized gains/(losses) on cash flow hedges, tax
Reclassification of (gains)/losses to net income, tax	(3)		(95)		(3)
Unrealized gains/(losses) on cash flow hedges, net of tax
Reclassification of (gains)/losses to net income, net of tax	$ 3		$ (88)		$ 5

[1]	Amounts may not add due to rounding.

Equity Activity (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	$ (21,885)		$ (18,743)		$ (18,830)
Other comprehensive income before reclassifications	(5,177)		(4,461)		(739)
Amount reclassified from accumulated other comprehensive income	1,303		1,319		826
Changes for period	(3,874)	[1]	(3,142)	[1]	87	[1]
Balance at the End of the Period	(25,759)		(21,885)		(18,743)
Net Unrealized Gains/(Losses) on Cash Flow Hedges
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	71		(96)		(481)
Other comprehensive income before reclassifications	5		(162)		251
Amount reclassified from accumulated other comprehensive income	(167)		329		134
Changes for period	(161)		167		385
Balance at the End of the Period	(90)		71		(96)
Foreign Currency Translation Adjustments
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	1,767		2,478		1,836
Other comprehensive income before reclassifications	(34)		(711)		643
Amount reclassified from accumulated other comprehensive income	0		0		0
Changes for period	(34)		(711)		643
Balance at the End of the Period	1,733		1,767		2,478
Net Change Retirement- related Benefit Plans
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	(23,737)		(21,289)		(20,297)
Other comprehensive income before reclassifications	(5,164)		(3,581)		(1,684)
Amount reclassified from accumulated other comprehensive income	1,495		1,133		692
Changes for period	(3,669)		(2,448)		(992)
Balance at the End of the Period	(27,406)		(23,737)		(21,289)
Net Unrealized Gains/(Losses) on Available-For-Sale Securities
Accumulated Other Comprehensive Income (Loss) Net of Tax
Balance at the Beginning of the Period	13		164		113
Other comprehensive income before reclassifications	16		(7)		51
Amount reclassified from accumulated other comprehensive income	(25)		(143)		0
Changes for period	(9)		(150)		51
Balance at the End of the Period	$ 4		$ 13		$ 164

[1]	Amounts may not add due to rounding.

Contingencies and Commitments (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012 item	Oct. 31, 2012 Litigation in United Kingdom regarding defined benefit plans (C Plan) item	Sep. 30, 2012 Litigation in United Kingdom regarding defined benefit plans (C Plan)	Dec. 31, 2012 Former IBM UK Defined Benefit Plan Participants IBM United Kingdom Limited item	Mar. 31, 2011 Civil enforcement action with the SEC IBM Korea, LG IBM, IBM (China) Investment Company Limited and IBM Global Services (China) Co., Ltd.	Jul. 31, 2012 State of Indiana
Contingencies and Commitments
Clients presence in number of countries	170
Loss Contingencies
Amount of settlement to be paid/(received)					$ 10	$ (52)
Claims pending				290
Profits gained as a result of the conduct alleged in the SEC's complaint					5.3
Prejudgment interest					2.7
Civil penalty					2
Additional pre-tax retirement-related obligation recorded			162
Retirement age of employee under the C Plan		60
Retirement age of employee under the C Plan before modifications		63
Income tax examination - Brazil, total potential liability	$ 575

Contingencies and Commitments (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Extended lines of credit
Commitments, guarantees:
Unused amounts in lines of credit to third-party entities and commitments for future financing to clients	$ 4,719	$ 4,040
Financing for client purchase agreements
Commitments, guarantees:
Unused amounts in lines of credit to third-party entities and commitments for future financing to clients	1,513	1,866
Financial guarantees
Commitments, guarantees:
Guarantor obligations, maximum exposure	$ 65	$ 56

Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income before income taxes
U.S. operations	$ 9,668	$ 9,716	$ 9,140
Non-U.S. operations	12,234	11,287	10,583
Income before income taxes	21,902	21,003	19,723
U.S. federal
Current	1,361	268	190
Deferred	403	909	1,015
Total	1,764	1,177	1,205
U.S. state and local
Current	134	429	279
Deferred	289	81	210
Total	423	510	489
Non-U.S.
Current	3,006	3,239	3,127
Deferred	105	222	69
Total	3,111	3,461	3,196
Provision for Income Taxes	5,298	5,148	4,890
Provision for social security, real estate, personal property and other taxes	4,331	4,289	4,018
Taxes included in income	$ 9,629	$ 9,437	$ 8,908
Reconciliation of the statutory U.S. federal tax rate to the company's effective tax rate
Statutory rate (as a percent)	35.00%	35.00%	35.00%
Foreign tax differential (as a percent)	(11.00%)	(10.00%)	(10.00%)
State and local (as a percent)	1.00%	2.00%	2.00%
Other (as a percent)	(1.00%)	(2.00%)	(2.00%)
Effective rate (as a percent)	24.00%	25.00%	25.00%

Taxes (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Components of the provision for income taxes by geographic operation and by taxing jurisdiction
Provision for Income Taxes	$ 5,298	$ 5,148	$ 4,890
U.S. Operations
Components of the provision for income taxes by geographic operation and by taxing jurisdiction
Provision for Income Taxes	2,582	2,141	2,000
Non-U.S. operations
Components of the provision for income taxes by geographic operation and by taxing jurisdiction
Provision for Income Taxes	$ 2,716	$ 3,007	$ 2,890

Taxes (Details 3) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Minimum	Dec. 31, 2012 Maximum
Deferred Tax Assets
Retirement benefits	$ 5,870	$ 5,169
Share-based and other compensation	1,666	1,598
Deferred income	1,018	834
Domestic tax loss/credit carryforwards	954	914
Foreign tax loss/credit carryforwards	681	752
Bad debt, inventory and warranty reserves	586	608
Depreciation	456	474
Other	1,384	1,479
Gross deferred tax assets	12,615	11,828
Less: valuation allowance	1,187	912
Net deferred tax assets	11,428	10,916
Deferred Tax Liabilities
Leases	2,216	2,149
Depreciation	1,378	1,421
Goodwill and intangible assets	957	796
Software development costs	542	466
Retirement benefits	257	551
Other	1,158	1,121
Gross deferred tax liabilities	6,508	6,504
Foreign and Domestic Loss Carryforward
Tax effect of foreign and domestic loss carryforwards	706
Tax effect of foreign and domestic tax credit carryforwards	$ 929
Number of years for which carryforwards are available			2 years	10 years

Taxes (Details 4) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Taxes
Increase (decrease) in amount of unrecognized tax benefits	$ 97,000,000
A reconciliation of the beginning and ending amount of unrecognized tax benefits
Balance at January 1	5,575,000,000	5,293,000,000	4,790,000,000
Additions based on tax positions related to the current year	401,000,000	672,000,000	1,054,000,000
Additions for tax positions of prior years	215,000,000	379,000,000	1,768,000,000
Reductions for tax positions of prior years (including impacts due to a lapse in statute)	(425,000,000)	(538,000,000)	(1,659,000,000)
Settlements	(94,000,000)	(231,000,000)	(660,000,000)
Balance at December 31	5,672,000,000	5,575,000,000	5,293,000,000
Unrecognized tax benefit on certain foreign tax losses appealed with taxing authority	1,386,000,000		1,475,000,000
Offsetting tax benefits associated with the correlative effects of potential transfer pricing adjustments, state income taxes and timing adjustments benefit	573,000,000
Net unrecognized tax benefit amount that, if recognized, would favorably affect the company's effective tax rate	5,099,000,000	5,090,000,000	4,849,000,000
Recognized interest expense (benefit) and penalties	134,000,000	129,000,000	(15,000,000)
Interest and penalties accrued	533,000,000	461,000,000
Significant reduction in unrecognized tax benefits that is reasonably possible in the next 12 months	1,700,000,000
Undistributed earnings of non-U.S. subsidiaries	$ 44,400,000,000

Research, Development and Engineering (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Research, Development and Engineering
RD&E expense	$ 6,302	$ 6,258	$ 6,026
Scientific research, application of scientific advances, services and application	6,034	5,990	5,720
Software-related expenses	3,078	3,097	3,028
Product-related engineering expenses	$ 268	$ 267	$ 306

Earnings Per Share of Common Stock (Details) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted-average number of shares on which earnings per share calculations are based
Basic	1,142,508,521	1,196,951,006	1,268,789,202
Add - incremental shares under stock-based compensation plans	10,868,426	14,241,131	16,189,053
Add - incremental shares associated with contingently issuable shares	2,072,370	2,575,848	2,377,133
Assuming dilution	1,155,449,317	1,213,767,985	1,287,355,388
Net income on which earnings per share calculations are based
Net income (in dollars)	$ 16,604	$ 15,855	$ 14,833
Less - net income applicable to contingently issuable shares (in dollars)	(1)	0	0
Net income on which diluted earnings per share is calculated (in dollars)	$ 16,603	$ 15,855	$ 14,833
Earnings/(loss) per share of common stock
Assuming dilution (in dollars per share)	$ 14.37	$ 13.06	$ 11.52
Basic (in dollars per share)	$ 14.53	$ 13.25	$ 11.69

Rental Expense and Lease Commitments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Rental Expense and Lease Commitments
Rental expense	$ 1,767	$ 1,836	$ 1,727
Operating lease commitments
Gross minimum rental commitments (including vacant space below) for 2013	1,466
Gross minimum rental commitments (including vacant space below) for 2014	1,268
Gross minimum rental commitments (including vacant space below) for 2015	1,044
Gross minimum rental commitments (including vacant space below) for 2016	746
Gross minimum rental commitments (including vacant space below) for 2017	535
Gross minimum rental commitments (including vacant space below) beyond 2017	747
Vacant space for 2013	21
Vacant space for 2014	13
Vacant space for 2015	7
Vacant space for 2016	3
Vacant space for 2017	1
Vacant space beyond 2017	0
Sublease income commitments for 2013	26
Sublease income commitments for 2014	16
Sublease income commitments for 2015	11
Sublease income commitments for 2016	9
Sublease income commitments for 2017	4
Sublease income commitments beyond 2017	1
Capital Leases
Capital lease commitments for 2013	13
Capital lease commitments for 2014	12
Capital lease commitments for 2015	11
Capital lease commitments for 2016	8
Capital lease commitments for 2017	10
Capital lease commitments beyond 2017	$ 6

Stock-Based Compensation (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	$ 688	$ 697	$ 629
Income tax benefits	(240)	(246)	(240)
Total Stock-based compensation cost	448	450	389
Stock-based compensation cost, unrecognized, related to non-vested awards	1,101	1,169
Stock-based compensation cost, unrecognized, related to non-vested awards, weighted average period of recognition	3 years
Cost
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	132	120	94
Selling, general and administrative
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	498	514	488
Research, development and engineering
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	59	62	48
Other (income) and expense
Stock-based compensation cost, allocation of recognized costs
Pre-tax stock-based compensation cost	$ (1)		$ (1)

Stock-Based Compensation (Details 2) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award
Shares authorized under existing stock based compensation plans (in shares)	274,100,000
Additional shares considered authorized under previous stock based compensation plans (in shares)	66,200,000
Unused shares available for grant (in shares)	121,200,000
Stock options
Share-based Compensation Arrangement by Share-based Payment Award
Percentage of awards vested per year (as a percent)	25.00%
Vesting period	4 years
Contractual term	10 years
Weighted Average Exercise Price
Outstanding, beginning balance (in dollars per share)	$ 90	$ 94	$ 98
Options exercised (in dollars per share)	$ 86	$ 98	$ 101
Options canceled/expired (in dollars per share)	$ 75	$ 107	$ 108
Outstanding, ending balance (in dollars per share)	$ 94	$ 90	$ 94
Exercisable at end of period (in dollars per share)	$ 94	$ 90	$ 94
Number of Shares under Option
Outstanding, beginning balance (in shares)	20,662,322	39,197,728	73,210,457
Options exercised (in shares)	(9,080,170)	(18,144,309)	(33,078,316)
Options canceled/expired (in shares)	(192,431)	(391,097)	(934,413)
Outstanding, ending balance (in shares)	11,389,721	20,662,322	39,197,728
Exercisable at end of period (in shares)	11,389,721	20,662,322	39,197,728
Restricted Stock Units | Minimum
Share-based Compensation Arrangement by Share-based Payment Award
Vesting period	1 year
Restricted Stock Units | Maximum
Share-based Compensation Arrangement by Share-based Payment Award
Vesting period	5 years

Stock-Based Compensation (Details 3) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Stock option activity by exercise price ranges
Options Outstanding, Weighted Average Exercise Price (in dollars per share)	$ 94
Options Outstanding, Number of Shares under Option (in shares)	11,389,721
Options Outstanding, Aggregate Intrinsic Value	$ 1,115,284,051
Options Outstanding, Weighted Average Remaining Contractual Life	1 year 7 months 6 days
Options Exercisable, Weighted Average Exercise Price (in dollars per share)	$ 94
Options Exercisable, Number of Shares under Option (in shares)	11,389,721
Options Exercisable, Aggregate Intrinsic Value	1,115,284,051
Options Exercisable, Weighted Average Remaining Contractual Life	1 year 7 months 6 days
Additional options outstanding in connection with acquisitions (in shares)	900,000
Additional options outstanding, weighted-average exercise price (in dollars per share)	$ 68
Total intrinsic value of options exercised	1,005,000,000	1,269,000,000	1,072,000,000
Cash received from exercises of stock options	785,000,000	1,786,000,000	3,347,000,000
Tax benefit from exercise of stock options	341,000,000	412,000,000	351,000,000
Treasury stock, shares (in shares)	1,080,193,483	1,019,287,274
Exercise price range $85 and under
Stock option activity by exercise price ranges
Exercise price, upper range limit (in dollars per share)	$ 85
Options Outstanding, Weighted Average Exercise Price (in dollars per share)	$ 83
Options Outstanding, Number of Shares under Option (in shares)	3,222,177
Options Outstanding, Aggregate Intrinsic Value	350,989,003
Options Outstanding, Weighted Average Remaining Contractual Life	10 months 24 days
Options Exercisable, Weighted Average Exercise Price (in dollars per share)	$ 83
Options Exercisable, Number of Shares under Option (in shares)	3,222,177
Options Exercisable, Aggregate Intrinsic Value	350,989,003
Options Exercisable, Weighted Average Remaining Contractual Life	10 months 24 days
Exercise price range $86-$105
Stock option activity by exercise price ranges
Exercise price, lower range limit (in dollars per share)	$ 86
Exercise price, upper range limit (in dollars per share)	$ 105
Options Outstanding, Weighted Average Exercise Price (in dollars per share)	$ 97
Options Outstanding, Number of Shares under Option (in shares)	7,532,868
Options Outstanding, Aggregate Intrinsic Value	709,980,689
Options Outstanding, Weighted Average Remaining Contractual Life	1 year 10 months 24 days
Options Exercisable, Weighted Average Exercise Price (in dollars per share)	$ 97
Options Exercisable, Number of Shares under Option (in shares)	7,532,868
Options Exercisable, Aggregate Intrinsic Value	709,980,689
Options Exercisable, Weighted Average Remaining Contractual Life	1 year 10 months 24 days
Exercise price range $106 and over
Stock option activity by exercise price ranges
Exercise price, lower range limit (in dollars per share)	$ 106
Options Outstanding, Weighted Average Exercise Price (in dollars per share)	$ 106
Options Outstanding, Number of Shares under Option (in shares)	634,676
Options Outstanding, Aggregate Intrinsic Value	54,314,359
Options Outstanding, Weighted Average Remaining Contractual Life	1 year 1 month 6 days
Options Exercisable, Weighted Average Exercise Price (in dollars per share)	$ 106
Options Exercisable, Number of Shares under Option (in shares)	634,676
Options Exercisable, Aggregate Intrinsic Value	$ 54,314,359
Options Exercisable, Weighted Average Remaining Contractual Life	1 year 1 month 6 days

Stock-Based Compensation (Details 4) (USD $)	3 Months Ended	12 Months Ended
	Jun. 30, 2011 employee	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award
Stock-based compensation cost, unrecognized, related to non-vested awards, weighted average period of recognition		3 years
Stock-based compensation cost, unrecognized, related to non-vested awards		$ 1,101,000,000	$ 1,169,000,000
Shares available for purchase (in shares)		121,200,000
Employee Stock Purchase Plan
Share-based Compensation Arrangement by Share-based Payment Award
Discount on purchase of common stock (as a percent)		5.00%
Maximum percentage of payroll deductions on eligible compensation (as a percent)		10.00%
Maximum stock purchases by employees, value		25,000
Maximum stock purchases by employees (in shares)		1,000
Employees purchased shares under the ESPP (in shares)		1,600,000	1,900,000	2,400,000
Shares available for purchase (in shares)		3,800,000	5,400,000	7,200,000
Stock Awards
Share-based Compensation Arrangement by Share-based Payment Award
Tax benefits realized from stock awards		454,000,000	283,000,000	293,000,000
Restricted Stock Units
Share-based Compensation Arrangement by Share-based Payment Award
Fair value of stock units granted		486,000,000	803,000,000	421,000,000
Stock-based compensation cost, unrecognized, related to non-vested awards, weighted average period of recognition		3 years
Fair value of stock units vested and released		509,000,000	373,000,000	503,000,000
Stock-based compensation cost, unrecognized, related to non-vested awards		938,000,000	1,021,000,000	865,000,000
Fair value of stock units granted per non-executive employee, second quarter 2011	1,000
Number of non-executive employees to receive equity award grant, second quarter 2011	400,000
Weighted Average Grant Price
Weighted Average grant price, beginning balance (in dollars per share)		$ 129	$ 110	$ 102
Granted (in dollars per share)		$ 184	$ 154	$ 122
Released (in dollars per share)		$ 117	$ 106	$ 98
Canceled/forfeited (in dollars per share)		$ 139	$ 122	$ 105
Weighted Average grant price, ending balance (in dollars per share)		$ 148	$ 129	$ 110
Number of units
Beginning balance (in shares)		12,218,601	11,196,446	13,405,654
Granted (in shares)		2,635,772	5,196,802	3,459,303
Released (in shares)		(4,338,787)	(3,508,700)	(5,102,951)
Canceled/forfeited (in shares)		(674,125)	(665,947)	(565,560)
Ending balance (in shares)		9,841,461	12,218,601	11,196,446
Performance Share Units
Share-based Compensation Arrangement by Share-based Payment Award
Vesting period		3 years
Fair value of stock units granted		186,000,000	165,000,000	145,000,000
Fair value of stock units vested and released		$ 203,000,000	$ 141,000,000	$ 153,000,000
Weighted Average Grant Price
Weighted Average grant price, beginning balance (in dollars per share)		$ 122	$ 111	$ 107
Granted (in dollars per share)		$ 185	$ 154	$ 117
Additional shares earned above target (in dollars per share)		$ 102	$ 118	$ 103
Released (in dollars per share)		$ 102	$ 118	$ 103
Canceled/forfeited (in dollars per share)		$ 131	$ 118	$ 108
Weighted Average grant price, ending balance (in dollars per share)		$ 151	$ 122	$ 111
Number of units
Beginning balance (in shares)		3,686,991	3,649,288	3,476,737
Granted (in shares)		1,004,003	1,055,687	1,239,468
Additional shares earned above target (in shares)		550,399	230,524	463,913
Released (in shares)		(1,998,746)	(1,189,765)	(1,486,484)
Canceled/forfeited (in shares)		(70,446)	(58,743)	(44,346)
Ending balance (in shares)		3,172,201	3,686,991	3,649,288

Retirement-Related Benefits (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	$ 533	$ (25)	$ (394)
Total retirement-related benefits net periodic cost	2,389	1,832	1,382
Overfunded Plans
Funded status of plan
Benefit Obligations	6,956	13,175
Fair Value of Plan Assets	7,901	16,018
Funded Status	945	2,843
Underfunded Plans
Funded status of plan
Benefit Obligations	105,473	89,944
Fair Value of Plan Assets	84,338	70,712
Funded Status	(21,134)	(19,232)
U.S. Plan(s)
Retirement-related plans cost
Total retirement-related benefits net periodic cost	646	415	248
U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	62,092	59,358
Fair Value of Plan Assets	54,063	51,256
Funded Status	(8,029)	(8,102)
Non-U.S. Plans
Retirement-related plans cost
Total retirement-related benefits net periodic cost	1,743	1,418	1,134
Non-U.S. Plans | Overfunded Plans
Funded status of plan
Benefit Obligations	6,956	13,175
Fair Value of Plan Assets	7,901	16,018
Funded Status	945	2,843
Non-U.S. Plans | Underfunded Plans
Funded status of plan
Benefit Obligations	43,381	30,587
Fair Value of Plan Assets	30,276	19,456
Funded Status	(13,106)	(11,131)
Defined Benefit Pension Plans
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	515	(40)	(408)
Funded status of plan
Percentage of funded status (as a percent)	86.00%
Defined Benefit Pension Plans | U.S. Plan(s)
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	(507)	(759)	(935)
Funded status of plan
Benefit Obligations	56,810	54,085	51,293
Fair Value of Plan Assets	53,630	51,218	50,259
Funded Status	(3,180)	(2,866)
Defined Benefit Pension Plans | Non-U.S. Plans
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	1,040	734	541
Funded status of plan
Benefit Obligations	49,319	42,861	42,584
Fair Value of Plan Assets	38,058	35,362	35,722
Funded Status	(11,261)	(7,499)
Personal Pension Plan (PPP)
Period used in determining benefits	5 years
Personal Pension Plan (PPP) | U.S. Plan(s)
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	(526)	(774)	(949)
Qualified PPP (Qualified defined benefit pension plans)
Funded status of plan
Percentage of funded status (as a percent)	94.00%
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Funded status of plan
Fair Value of Plan Assets	53,630	51,218
Percentage of funded status (as a percent)	98.00%
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	54,907	52,318
Fair Value of Plan Assets	53,630	51,218
Funded Status	(1,277)	(1,100)
Excess PPP (Nonqualified defined benefit pension plans) | U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	1,576	1,462
Funded Status	(1,576)	(1,462)
Retention Plan
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	18	15	14
Retention Plan | U.S. Plan(s)
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	18	15	14
Retention Plan | U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	327	305
Funded Status	(327)	(305)
Non-US Defined Benefit Pension Plans | Non-U.S. Plans
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	1,040	734	541
Qualified defined benefit pension plans | Non-U.S. Plans | Overfunded Plans
Funded status of plan
Benefit Obligations	6,944	13,169
Fair Value of Plan Assets	7,889	16,011
Funded Status	945	2,843
Qualified defined benefit pension plans | Non-U.S. Plans | Underfunded Plans
Funded status of plan
Benefit Obligations	35,956	24,659
Fair Value of Plan Assets	30,169	19,351
Funded Status	(5,788)	(5,308)
Nonqualified defined benefit pension plans | Non-U.S. Plans | Underfunded Plans
Funded status of plan
Benefit Obligations	6,418	5,033
Funded Status	(6,418)	(5,033)
Defined Contribution Plans
Retirement-related plans cost
Cost of defined contribution plans	1,506	1,513	1,430
Defined Contribution Plans | U.S. Plan(s)
Retirement-related plans cost
Cost of defined contribution plans	885	905	902
Defined Contribution Plans | Non-U.S. Plans
Retirement-related plans cost
Cost of defined contribution plans	621	608	527
IBM 401(k) Plus Plan
Defined Contribution Plans
Maximum percentage, dollar-for-dollar match by entity to employee contribution of eligible compensation for employees hired prior to January 1, 2005 (as a percent)	6.00%	6.00%
Maximum percentage, dollar-for-dollar match by entity to employee contribution of eligible compensation for employees hired after January 1, 2005 (as a percent)	5.00%	5.00%
Employer's automatic contribution as a percentage of eligible compensation, lowest level defined	1.00%	1.00%
Employer's automatic contribution as a percentage of eligible compensation, second level defined	2.00%	2.00%
Employer's automatic contribution as a percentage of eligible compensation, highest level defined	4.00%	4.00%
Service period after which employees receive automatic contributions	1 year	1 year
Retirement-related plans cost
Cost of defined contribution plans	1,478	1,483	1,409
IBM 401(k) Plus Plan | U.S. Plan(s)
Retirement-related plans cost
Cost of defined contribution plans	857	875	882
IBM Excess 401(k) Plus Plan
Defined Contribution Plans
Service period after which employees receive automatic contributions	1 year	1 year
Retirement-related plans cost
Cost of defined contribution plans	29	30	20
IBM Excess 401(k) Plus Plan | U.S. Plan(s)
Retirement-related plans cost
Cost of defined contribution plans	29	30	20
Other defined contribution plans | Non-U.S. Plans
Retirement-related plans cost
Cost of defined contribution plans	621	608	527
Nonpension Postretirement Plans
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	350	345	347
Nonpension Postretirement Plans | U.S. Plan(s)
Retirement-related plans cost
Minimum years of service remaining from retirement eligibility to participate in Future Health Account (FHA) benefits	5 years	5 years
Service period for retirement within which employees are covered under the entity's prior health benefits arrangements	5 years	5 years
Total net periodic pension (income)/cost of defined benefit plans	268	269	281
Funded status of plan
Benefit Obligations	5,282	5,273	5,123
Fair Value of Plan Assets	433	38	35
Funded Status	(4,849)	(5,235)
Nonpension Postretirement Plans | U.S. Plan(s) | Underfunded Plans
Funded status of plan
Benefit Obligations	5,282	5,273
Fair Value of Plan Assets	433	38
Funded Status	(4,849)	(5,235)
Nonpension Postretirement Plans | Non-U.S. Plans
Retirement-related plans cost
Total net periodic pension (income)/cost of defined benefit plans	82	76	66
Funded status of plan
Benefit Obligations	1,019	901	872
Fair Value of Plan Assets	119	112	120
Funded Status	(900)	(789)
Nonpension Postretirement Plans | Non-U.S. Plans | Overfunded Plans
Funded status of plan
Benefit Obligations	12	7
Fair Value of Plan Assets	12	7
Funded Status	0	0
Nonpension Postretirement Plans | Non-U.S. Plans | Underfunded Plans
Funded status of plan
Benefit Obligations	1,007	894
Fair Value of Plan Assets	107	105
Funded Status	$ (900)	$ (789)

Retirement-Related Benefits (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended			3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Litigation in United Kingdom regarding defined benefit plans (C Plan)	Dec. 31, 2012 Defined Benefit Pension Plans	Dec. 31, 2011 Defined Benefit Pension Plans	Dec. 31, 2010 Defined Benefit Pension Plans	Dec. 31, 2012 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2011 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2010 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Litigation in United Kingdom regarding defined benefit plans (C Plan)	Dec. 31, 2012 Nonpension Postretirement Plans	Dec. 31, 2011 Nonpension Postretirement Plans	Dec. 31, 2010 Nonpension Postretirement Plans	Dec. 31, 2012 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2011 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2012 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2011 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans
Retirement-related plans cost
Service cost											$ 443	$ 505	$ 508					$ 36	$ 33	$ 33	$ 14	$ 11	$ 9
Interest cost								2,196	2,456	2,601	1,779	1,843	1,841					200	236	262	64	67	59
Expected return on plan assets								(4,043)	(4,043)	(4,017)	(2,303)	(2,521)	(2,461)								(9)	(10)	(9)
Amortization of transition assets											0	0	0								0	0	0
Amortization of prior service costs/(credits)								10	10	10	(154)	(162)	(174)							(14)	(4)	(4)	(5)
Recognized actuarial losses								1,331	818	471	1,027	957	712					32			17	13	12
Curtailments and settlements										1	0	1	27								0
Multi-employer plan/other costs				162							247	111	89	162
Total net periodic pension (income)/cost of defined benefit plans	$ 533	$ (25)	$ (394)		$ 515	$ (40)	$ (408)	$ (507)	$ (759)	$ (935)	$ 1,040	$ 734	$ 541		$ 350	$ 345	$ 347	$ 268	$ 269	$ 281	$ 82	$ 76	$ 66

Retirement-Related Benefits (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	$ (20,418)	$ (18,374)
Defined Benefit Pension Plans | U.S. Plan(s)
Changes in benefit obligation
Benefit obligation, balance at the beginning of the period	54,085	51,293
Interest cost	2,196	2,456	2,601
Acquisitions/divestitures, net	0	0
Actuarial losses/(gains)	3,810	3,551
Benefits paid from trust	(3,184)	(3,121)
Direct benefit payments	(97)	(95)
Benefit obligation, balance at the end of the period	56,810	54,085	51,293
Change in plan assets
Fair value of plan assets, balance at the beginning of the period	51,218	50,259
Actual return on plan assets	5,596	4,080
Benefits paid from trust	(3,184)	(3,121)
Fair value of plan assets, balance at the end of the period	53,630	51,218	50,259
Funded status of plan assets, ending balance	(3,180)	(2,866)
Accumulated benefit obligation	56,810	54,085
Net funded status recognized in the consolidated statement of financial position
Prepaid pension assets	0	0
Current liabilities-
Compensation and benefits	(102)	(96)
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	(3,078)	(2,770)
Funded Status	(3,180)	(2,866)
Defined Benefit Pension Plans | Non-U.S. Plans
Changes in benefit obligation
Benefit obligation, balance at the beginning of the period	42,861	42,584
Service cost	443	505	508
Interest cost	1,779	1,843	1,841
Plan participants' contributions	47	53
Acquisitions/divestitures, net	26	(48)
Actuarial losses/(gains)	6,365	812
Benefits paid from trust	(1,987)	(1,995)
Direct benefit payments	(454)	(462)
Foreign exchange impact	77	(423)
Amendments/curtailments/settlements/other	161	(8)
Benefit obligation, balance at the end of the period	49,319	42,861	42,584
Change in plan assets
Fair value of plan assets, balance at the beginning of the period	35,362	35,722
Actual return on plan assets	3,742	1,052
Employer contributions	557	728
Acquisitions/divestitures, net	40	(27)
Plan participants' contributions	47	53
Benefits paid from trust	(1,987)	(1,995)
Foreign exchange impact	305	(537)
Amendments/curtailments/settlements/other	(8)	367
Fair value of plan assets, balance at the end of the period	38,058	35,362	35,722
Funded status of plan assets, ending balance	(11,261)	(7,499)
Accumulated benefit obligation	48,369	42,063
Period for return of plan assets to entity	3 years
Return of Brazil plan assets during 2012 resulting from 2011 government ruling	200
Net funded status recognized in the consolidated statement of financial position
Prepaid pension assets	944	2,843
Current liabilities-
Compensation and benefits	(356)	(304)
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	(11,849)	(10,038)
Funded Status	(11,261)	(7,499)
Nonpension Postretirement Plans | U.S. Plan(s)
Changes in benefit obligation
Benefit obligation, balance at the beginning of the period	5,273	5,123
Service cost	36	33	33
Interest cost	200	236	262
Plan participants' contributions	200	228
Acquisitions/divestitures, net	2	0
Actuarial losses/(gains)	104	244
Benefits paid from trust	(551)	(623)
Direct benefit payments	(35)	(32)
Medicare/Government subsidies	53	65
Benefit obligation, balance at the end of the period	5,282	5,273	5,123
Change in plan assets
Fair value of plan assets, balance at the beginning of the period	38	35
Actual return on plan assets	0	0
Employer contributions	746	397
Plan participants' contributions	200	228
Benefits paid from trust	(551)	(623)
Fair value of plan assets, balance at the end of the period	433	38	35
Funded status of plan assets, ending balance	(4,849)	(5,235)
Net funded status recognized in the consolidated statement of financial position
Prepaid pension assets	0	0
Current liabilities-
Compensation and benefits	(239)	(437)
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	(4,610)	(4,798)
Funded Status	(4,849)	(5,235)
Nonpension Postretirement Plans | Non-U.S. Plans
Changes in benefit obligation
Benefit obligation, balance at the beginning of the period	901	872
Service cost	14	11	9
Interest cost	64	67	59
Acquisitions/divestitures, net	0	(1)
Actuarial losses/(gains)	76	47
Benefits paid from trust	(6)	(7)
Direct benefit payments	(27)	(27)
Foreign exchange impact	(24)	(60)
Amendments/curtailments/settlements/other	21
Benefit obligation, balance at the end of the period	1,019	901	872
Change in plan assets
Fair value of plan assets, balance at the beginning of the period	112	120
Actual return on plan assets	10	13
Employer contributions	1	0
Acquisitions/divestitures, net		0
Benefits paid from trust	(6)	(7)
Foreign exchange impact	(8)	(15)
Amendments/curtailments/settlements/other	10
Fair value of plan assets, balance at the end of the period	119	112	120
Funded status of plan assets, ending balance	(900)	(789)
Net funded status recognized in the consolidated statement of financial position
Prepaid pension assets	0	0
Current liabilities-
Compensation and benefits	(20)	(22)
Noncurrent liabilities-
Retirement and nonpension postretirement benefit obligations	(880)	(768)
Funded Status	$ (900)	$ (789)

Retirement-Related Benefits (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended			3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Sep. 30, 2012 Litigation in United Kingdom regarding defined benefit plans (C Plan)	Dec. 31, 2012 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2011 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Litigation in United Kingdom regarding defined benefit plans (C Plan)	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Other countries	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Other countries	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Other countries	Dec. 31, 2012 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2011 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2012 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2011 Nonpension Postretirement Plans Non-U.S. Plans
Changes in pre-tax net loss
Net loss at January 1					$ 18,561	$ 15,865	$ 18,309	$ 17,580						$ 734	$ 492	$ 211	$ 180
Current period loss/(gain)	(7,489)	(5,463)	(2,728)		2,258	3,514	4,905	1,696						104	241	75	45
Curtailments and settlements							2	(11)
Amortization of net loss included in net periodic (income)/cost	(2,457)	(1,847)	(1,249)		(1,331)	(818)	(1,027)	(957)						(32)		(17)	(13)
Net loss at December 31					19,488	18,561	22,188	18,309	17,580					806	734	269	211
Changes in prior service costs/(credits)
Prior service costs/(credits) at January 1					139	149	(768)	(958)								(10)	(14)
Current period prior service costs/(credits)	(2)	11	10					28								0	0
Amortization of prior service (credits)/costs, before tax	(148)	(157)	(183)		(10)	(10)	154	162								4	4
Prior service costs/(credits) at December 31					130	139	(614)	(768)	(958)							(6)	(10)
Changes in transition (assets)/liabilities
Transition (assets)/liabilities at January 1							0	0								0	1
Amortization of transition assets/(liabilities) included in net periodic (income)/cost							0	0								0	0
Transition (assets)/liabilities at December 31							0	0	0							0	0
Total loss recognized in accumulated other comprehensive income/(loss)					19,618	18,701	21,574	17,541						806	734	263	202
Amounts of retirement-related benefit plans that will be amortized from accumulated other comprehensive income/(loss) into net periodic (income)/cost
Net loss					1,804		1,693							33		26
Prior service costs/(credits)					9		(132)									(4)
Transition (assets)/liabilities					0		0									0
Other Changes in Benefit Plans
Entity's payments for mandatory pension insolvency insurance coverage premiums											22	16	22
Retirement-related plans cost
Multi-employer plan/other costs				$ 162			$ 247	$ 111	$ 89	$ 162

Retirement-Related Benefits (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
U.S. Plan(s) | Sovereign Debt
Investment Policies And Strategies
Fair Value of Plan Assets	$ 847
Non-U.S. Plans | Italy Spain and Ireland | Maximum
Investment Policies And Strategies
Fair value of plan assets as percent of total non-US plan assets	1.00%
Non-U.S. Plans | Sovereign Debt
Investment Policies And Strategies
Fair Value of Plan Assets	11,000
Defined Benefit Pension Plans
Discount Rate
Period over which changes in fair value of plan assets recognized	5 years
Defined Benefit Pension Plans | U.S. Plan(s)
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31
Discount rate (as a percent)	4.20%	5.00%	5.60%
Expected long-term returns on plan assets (as a percent)	8.00%	8.00%	8.00%
Weighted-average assumptions used to measure benefit obligations at December 31
Discount rate (as a percent)	3.60%	4.20%	5.00%
Discount Rate
Increase (decrease) in net periodic income (cost) due to change in discount rate	(258)	(171)	(40)
Increase in projected benefit obligation due to change in discount rate	3,414	4,216
Investment Policies And Strategies
Fair Value of Plan Assets	53,630	51,218	50,259
Defined Benefit Pension Plans | Non-U.S. Plans
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31
Discount rate (as a percent)	4.28%	4.33%	4.84%
Expected long-term returns on plan assets (as a percent)	6.26%	6.41%	6.56%
Rate of compensation increase (as a percent)	2.43%	2.37%	2.92%
Weighted-average assumptions used to measure benefit obligations at December 31
Discount rate (as a percent)	3.23%	4.28%	4.33%
Rate of compensation increase (as a percent)	2.51%	2.43%	2.37%
Investment Policies And Strategies
Percentage of board members, elected by employees and retirees for managing investments (as a percent)	50.00%
Fair Value of Plan Assets	38,058	35,362	35,722
Defined Benefit Pension Plans | Non-U.S. Plans | Equity securities
Investment Policies And Strategies
Target allocation (as a percent)	35.00%
Defined Benefit Pension Plans | Non-U.S. Plans | Fixed income:
Investment Policies And Strategies
Target allocation (as a percent)	54.00%
Defined Benefit Pension Plans | Non-U.S. Plans | Private real estate
Investment Policies And Strategies
Target allocation (as a percent)	2.00%
Defined Benefit Pension Plans | Non-U.S. Plans | Other securities
Investment Policies And Strategies
Target allocation (as a percent)	9.00%
Personal Pension Plan (PPP)
Interest Crediting Rate
Percentage interest rate added to average interest from August to October of the one-year U.S Treasury Constant Maturity yield for computation of interest crediting rate (as a percent)	1.00%	1.00%
Interest crediting rate (as a percent)	1.10%	1.30%	1.40%	2.80%
Increase (decrease) in net periodic (income) cost due to change in interest crediting rate	10	4	62
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Investment Policies And Strategies
Commitments for future investments in private markets	2,509
Fair Value of Plan Assets	53,630	51,218
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Equity securities
Investment Policies And Strategies
Target allocation (as a percent)	43.00%
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Fixed income:
Investment Policies And Strategies
Target allocation (as a percent)	47.00%
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Private real estate
Investment Policies And Strategies
Target allocation (as a percent)	5.00%
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Other securities
Investment Policies And Strategies
Target allocation (as a percent)	5.00%
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s) | Private equities and private real estate investments
Investment Policies And Strategies
Fair Value of Plan Assets	6,946
Nonpension Postretirement Plans
Discount Rate
Increase in accumulated projected benefit obligation due to change in discount rate	252	359
Healthcare Cost Trend Rate
Health care cost trend rate assumed for next fiscal year (as a percent)	7.00%
Health care cost trend rate assumed over the next four years (as a percent)	5.00%
Nonpension Postretirement Plans | U.S. Plan(s)
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31
Discount rate (as a percent)	3.90%	4.80%	5.40%
Weighted-average assumptions used to measure benefit obligations at December 31
Discount rate (as a percent)	3.30%	3.90%	4.80%
Investment Policies And Strategies
Fair Value of Plan Assets	433	38	35
Nonpension Postretirement Plans | Non-U.S. Plans
Weighted-average assumptions used to measure net periodic (income)/cost for the year ended December 31
Discount rate (as a percent)	7.37%	7.75%	7.92%
Expected long-term returns on plan assets (as a percent)	9.01%	9.07%	9.16%
Weighted-average assumptions used to measure benefit obligations at December 31
Discount rate (as a percent)	6.43%	7.37%	7.75%
Investment Policies And Strategies
Fair Value of Plan Assets	$ 119	$ 112	$ 120

Retirement-Related Benefits (Details 6) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2011 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2010 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Equity securities	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Equity securities	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Equity commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Equity commingled/mutual funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Government and related	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Government and related	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Corporate bonds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Corporate bonds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Mortgage and asset-backed securities	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Mortgage and asset-backed securities	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Fixed income commingled/ mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Fixed income commingled/ mutual funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Insurance contracts	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Insurance contracts	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Cash and short-term investments	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Cash and short-term investments	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Hedge funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Hedge funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Private equity	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Private equity	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Private real estate	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Private real estate	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Derivatives	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Derivatives	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Other commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Other commingled/mutual funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 1	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity securities	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity securities	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Equity commingled/mutual funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Cash and short-term investments	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Cash and short-term investments	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Derivatives	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Derivatives	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Other commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 1 Other commingled/mutual funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Equity commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Equity commingled/mutual funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Government and related	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Government and related	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Corporate bonds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Corporate bonds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Mortgage and asset-backed securities	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Mortgage and asset-backed securities	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Insurance contracts	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Insurance contracts	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Cash and short-term investments	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Cash and short-term investments	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Hedge funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Hedge funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Derivatives	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Derivatives	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Other commingled/mutual funds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 2 Other commingled/mutual funds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 3	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Government and related	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Government and related	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Corporate bonds	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Corporate bonds	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Corporate bonds	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private equity	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private equity	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private equity	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private real estate	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private real estate	Dec. 31, 2010 Defined Benefit Pension Plans Non-U.S. Plans Level 3 Private real estate	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity securities	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity commingled/mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Equity commingled/mutual funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Government and related	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Government and related	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Corporate bonds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Corporate bonds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Mortgage and asset-backed securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Mortgage and asset-backed securities	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Fixed income commingled/ mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Fixed income commingled/ mutual funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Cash and short-term investments	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Cash and short-term investments	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Hedge funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Hedge funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private equity	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private equity	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private real estate	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Private real estate	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Derivatives	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Derivatives	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity securities	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity commingled/mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Equity commingled/mutual funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Fixed income commingled/ mutual funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Cash and short-term investments	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Cash and short-term investments	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Private equity	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Derivatives	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 1 Derivatives	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity securities	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity commingled/mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Equity commingled/mutual funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Government and related	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Government and related	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Corporate bonds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Corporate bonds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Mortgage and asset-backed securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Mortgage and asset-backed securities	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Fixed income commingled/ mutual funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Cash and short-term investments	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Cash and short-term investments	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Hedge funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Hedge funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Derivatives	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 2 Derivatives	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Government and related	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Government and related	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Corporate bonds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Corporate bonds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Mortgage and asset-backed securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Mortgage and asset-backed securities	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Mortgage and asset-backed securities	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Fixed income commingled/ mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Fixed income commingled/ mutual funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Fixed income commingled/ mutual funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Hedge funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Hedge funds	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Hedge funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private equity	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private equity	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private equity	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private real estate	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private real estate	Dec. 31, 2010 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s) Level 3 Private real estate	Dec. 31, 2012 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2011 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2012 Nonpension Postretirement Plans U.S. Plan(s) Level 1 Cash	Dec. 31, 2011 Nonpension Postretirement Plans U.S. Plan(s) Level 1 Cash	Dec. 31, 2012 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2011 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2010 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2012 Nonpension Postretirement Plans Non-U.S. Plans Level 2 Government and related fixed income securities and corporate bonds	Dec. 31, 2011 Nonpension Postretirement Plans Non-U.S. Plans Level 2 Government and related fixed income securities and corporate bonds
Fair value of plan assets, before unsettled transaction				$ 38,124	$ 35,425		$ 6,395	$ 6,427	$ 7,779	$ 7,991	$ 9,054	$ 8,575	$ 1,883	$ 1,447	$ 9	$ 36	$ 8,096	$ 7,209	$ 1,019	$ 988	$ 507	$ 506	$ 646	$ 417	$ 353	$ 262	$ 609	$ 580	$ 857	$ 864	$ 919	$ 123	$ 6,757	$ 6,890	$ 6,395	$ 6,426	$ 138	$ 240	$ 78	$ 72	$ 134	$ 145	$ 0	$ (2)	$ 12	$ 9	$ 30,325	$ 27,557	$ 7,641	$ 7,751	$ 8,978	$ 8,479	$ 1,878	$ 1,409	$ 9	$ 36	$ 8,018	$ 7,136	$ 1,019	$ 988	$ 373	$ 361	$ 646	$ 417	$ 856	$ 866	$ 907	$ 114	$ 1,042	$ 977		$ 76	$ 96	$ 5	$ 39		$ 353	$ 262		$ 609	$ 580		$ 54,072	$ 51,586	$ 15,163	$ 13,629	$ 2,652	$ 1,909	$ 12,951	$ 15,134	$ 8,510	$ 7,398	$ 968	$ 883	$ 1,226	$ 1,223	$ 3,442	$ 2,675	$ 2,159	$ 1,853	$ 4,085	$ 4,098	$ 2,861	$ 2,790	$ 56	$ (6)	$ 15,650	$ 14,207	$ 15,161	$ 13,618	$ 96	$ 32	$ 155	$ 262	$ 244	$ 286	$ 0	$ (6)	$ 10	$ 30,390	$ 29,446	$ 1	$ 11	$ 2,556	$ 1,877	$ 12,945	$ 15,105	$ 8,499	$ 7,387	$ 922	$ 838	$ 804	$ 715	$ 3,198	$ 2,390	$ 1,402	$ 1,140	$ 62	$ (15)	$ 8,032	$ 7,932		$ 6	$ 29	$ 11	$ 12	$ 45	$ 45		$ 267	$ 246		$ 756	$ 713		$ 4,085	$ 4,098		$ 2,861	$ 2,790
Net unsettled transactions, relating primarily to purchases and sales of plan assets				(66)	(62)																																																																														(442)	(368)
Fair Value of Plan Assets	53,630	51,218	50,259	38,058	35,362	35,722																											6,757	6,890													30,325	27,557																					1,042	977	720	76	96	5	39	11	353	262	176	609	580	533	53,630	51,218																							15,650	14,207												30,390	29,446																			8,032	7,932	7,786	6	29	11	12	45	45	56	267	246	221	756	713	624	4,085	4,098	4,251	2,861	2,790	2,634	433	38	35	433	38	119	112	120	119	112
Value of IBM common stock included in plan assets							40	35																																																																													113	132
Percentage of IBM stock included in plan assets (as a percent)							0.10%	0.10%																																																																													0.20%	0.30%
Value of IBM corporate bonds included in plan assets													$ 2																																																																														$ 6	$ 13
Percentage of IBM corporate bonds included in plan assets (as a percent)													0.00%																																																																														0.01%	0.03%

Retirement-Related Benefits (Details 7) (USD $) In Millions, unless otherwise specified	12 Months Ended																12 Months Ended																				12 Months Ended
	Dec. 31, 2012 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2011 Defined Benefit Pension Plans U.S. Plan(s)	Dec. 31, 2012 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2011 Defined Benefit Pension Plans Non-U.S. Plans	Dec. 31, 2012 Defined Benefit Pension Plans Level 3 Non-U.S. Plans	Dec. 31, 2011 Defined Benefit Pension Plans Level 3 Non-U.S. Plans	Dec. 31, 2012 Defined Benefit Pension Plans Level 3 Non-U.S. Plans Government and related	Dec. 31, 2011 Defined Benefit Pension Plans Level 3 Non-U.S. Plans Government and related	Dec. 31, 2012 Defined Benefit Pension Plans Level 3 Non-U.S. Plans Corporate bonds	Dec. 31, 2011 Defined Benefit Pension Plans Level 3 Non-U.S. Plans Corporate bonds	Dec. 31, 2012 Defined Benefit Pension Plans Level 3 Non-U.S. Plans Private equity	Dec. 31, 2011 Defined Benefit Pension Plans Level 3 Non-U.S. Plans Private equity	Dec. 31, 2012 Defined Benefit Pension Plans Level 3 Non-U.S. Plans Private real estate	Dec. 31, 2011 Defined Benefit Pension Plans Level 3 Non-U.S. Plans Private real estate	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) U.S. Plan(s)	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s)	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s)	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Government and related	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Government and related	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Corporate bonds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Corporate bonds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Mortgage and asset-backed securities	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Mortgage and asset-backed securities	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Fixed income commingled/ mutual funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Fixed income commingled/ mutual funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Hedge funds	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Hedge funds	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Private equity	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Private equity	Dec. 31, 2012 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Private real estate	Dec. 31, 2011 Qualified PPP (Qualified defined benefit pension plans) Level 3 U.S. Plan(s) Private real estate	Dec. 31, 2012 Nonpension Postretirement Plans	Dec. 31, 2011 Nonpension Postretirement Plans	Dec. 31, 2012 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2010 Nonpension Postretirement Plans U.S. Plan(s)	Dec. 31, 2012 Nonpension Postretirement Plans Non-U.S. Plans	Dec. 31, 2011 Nonpension Postretirement Plans Non-U.S. Plans
Change in plan assets
Fair value of plan assets, balance at the beginning of the period	$ 51,218	$ 50,259	$ 35,362	$ 35,722	$ 977	$ 720	$ 96		$ 39	$ 11	$ 262	$ 176	$ 580	$ 533	$ 53,630	$ 51,218	$ 7,932	$ 7,786	$ 29		$ 12		$ 45	$ 56	$ 246	$ 221	$ 713	$ 624	$ 4,098	$ 4,251	$ 2,790	$ 2,634			$ 38	$ 35	$ 112	$ 120
Return on assets held at end of year					6	46	3	3	(1)	2	9	30	(5)	11			1,135	468	0	0	0	0	1	(1)	21	25	56	(35)	855	348	202	131
Return on assets sold during the year					14	(5)	3	0	1	0	9	(2)	0	(3)			(359)	14	0	0	2	0	1	0			14	5	(334)	(30)	(41)	39
Purchases, sales and settlements, net			40	(27)	21	237	(26)	100	(29)	28	62	65	14	44			(660)	(492)	(1)	12	(2)	5	(9)	(16)			(26)	(7)	(533)	(471)	(90)	(14)						0
Transfers, net					(10)	0	(2)		(5)		0	0	(3)	0			(15)	157	(22)	17	(1)	7	8	6				127
Foreign exchange impact			305	(537)	34	(22)	1	(7)	0	(2)	11	(7)	23	(6)																							(8)	(15)
Fair value of plan assets, balance at the end of the period	53,630	51,218	38,058	35,362	1,042	977	76	96	5	39	353	262	609	580	53,630	51,218	8,032	7,932	6	29	11	12	45	45	267	246	756	713	4,085	4,098	2,861	2,790			433	35	119	112
EXPECTED CONTRIBUTIONS
Cash contribution by employer to non-U.S. defined benefit plans			557	728
Cash contribution by employer to non-U.S. multi-employer plans			60	70
Period over which company may smooth the change in value of pension assets under revised funding requirements in Worker, Retiree and Employer Recovery Act of 2008	24 months	24 months
Employer contributions, excluding the Medicare-related subsidy																																	693	362	400
Estimated future employer contributions in next fiscal year			$ 700

Retirement-Related Benefits (Details 8) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Pension Plans
Expected Benefit Payments
Expected benefit payments, 2013	$ 5,778
Expected benefit payments, 2014	5,861
Expected benefit payments, 2015	5,908
Expected benefit payments, 2016	5,988
Expected benefit payments, 2017	6,004
Expected benefit payments, 2018-2022	31,356
Defined Benefit Plan, Pension Plans with Accumulated Benefit Obligations in Excess of Plan Assets
Plans with PBO in excess of plan assets, Benefit Obligation	99,184	83,777
Plans with PBO in excess of plan assets, Plan Assets	83,799	70,570
Plans with ABO in excess of plan assets, Benefit Obligation	98,263	83,184
Plans with ABO in excess of plan assets, Plan Assets	83,677	70,512
Plans with assets in excess of PBO, Benefit Obligation	6,944	13,169
Plans with assets in excess of PBO, Plan Assets	7,889	16,011
Qualified PPP (Qualified defined benefit pension plans) | U.S. Plan(s)
Expected Benefit Payments
Expected benefit payments, 2013	3,303
Expected benefit payments, 2014	3,342
Expected benefit payments, 2015	3,407
Expected benefit payments, 2016	3,438
Expected benefit payments, 2017	3,418
Expected benefit payments, 2018-2022	17,436
Excess PPP (Nonqualified defined benefit pension plans) | U.S. Plan(s)
Expected Benefit Payments
Expected benefit payments, 2013	104
Expected benefit payments, 2014	106
Expected benefit payments, 2015	108
Expected benefit payments, 2016	112
Expected benefit payments, 2017	113
Expected benefit payments, 2018-2022	597
Qualified defined benefit pension plans | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2013	1,993
Expected benefit payments, 2014	2,040
Expected benefit payments, 2015	2,011
Expected benefit payments, 2016	2,049
Expected benefit payments, 2017	2,073
Expected benefit payments, 2018-2022	11,071
Nonqualified defined benefit pension plans | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2013	378
Expected benefit payments, 2014	373
Expected benefit payments, 2015	382
Expected benefit payments, 2016	389
Expected benefit payments, 2017	400
Expected benefit payments, 2018-2022	2,252
Nonpension Postretirement Plans
Expected Benefit Payments
Expected benefit payments, 2013	480
Expected benefit payments, 2014	467
Expected benefit payments, 2015	470
Expected benefit payments, 2016	465
Expected benefit payments, 2017	463
Expected benefit payments, 2018-2022	2,318
Nonpension Postretirement Plans | U.S. Plan(s)
Expected Benefit Payments
Expected benefit payments 2013	438
Expected benefit payments 2014	421
Expected benefit payments 2015	420
Expected benefit payments 2016	412
Expected benefit payments 2017	405
Expected benefit payments 2018-2022	1,958
Less: IBM Share of Expected Medicare Subsidy
Share of Expected Medicare Subsidy, 2013	(24)
Share of Expected Medicare Subsidy, 2014	(26)
Share of Expected Medicare Subsidy, 2015	(26)
Share of Expected Medicare Subsidy, 2016	(25)
Share of Expected Medicare Subsidy, 2017	(24)
Share of Expected Medicare Subsidy, 2018-2022	(21)
Expected Benefit Payments
Expected benefit payments, 2013	462
Expected benefit payments, 2014	447
Expected benefit payments, 2015	446
Expected benefit payments, 2016	437
Expected benefit payments, 2017	429
Expected benefit payments, 2018-2022	1,979
Postretirement Medical Plans with Prescription Drug Benefits
Expected amount of federal subsidy receipts, expected to extend until 2015	298
Subsidy used by the entity to reduce its obligation and cost	147
Contribution by employer of remaining subsidy to reduce contributions required by the participants	151
Total Subsidy received by the company under Medicare Prescription Drug Improvement and Modernization Act of 2003	53	36
Impact of the subsidy resulted in a reduction in APBO	134	93
Impact of the subsidy resulted in a reduction in net periodic cost	35	37	19
Qualified Nonpension Postretirement Plan | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2013	8
Expected benefit payments, 2014	8
Expected benefit payments, 2015	8
Expected benefit payments, 2016	9
Expected benefit payments, 2017	10
Expected benefit payments, 2018-2022	55
Nonqualified Nonpension Postretirement Plan | Non-U.S. Plans
Expected Benefit Payments
Expected benefit payments, 2013	34
Expected benefit payments, 2014	38
Expected benefit payments, 2015	41
Expected benefit payments, 2016	44
Expected benefit payments, 2017	48
Expected benefit payments, 2018-2022	$ 305

Segment Information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 segment	Dec. 31, 2011	Dec. 31, 2010
Segment Information
Number of business segments	5
Segment Information
Pre-tax income	$ 21,902	$ 21,003	$ 19,723
Total segments
Segment Information
External revenue	103,930	106,194	99,120
Internal revenue	7,896	8,246	7,707
Total revenue reportable segments	111,826	114,440	106,827
Pre-tax income	24,015	22,904	20,923
Revenue year-to-year change (as a percent)	(2.30%)	7.10%	4.20%
Pre-tax income year-to-year change (as a percent)	4.80%	9.50%	8.30%
Pre-tax income margin (as a percent)	21.50%	20.00%	19.60%
Global Technology Services
Segment Information
External revenue	40,236	40,879	38,201
Internal revenue	1,166	1,242	1,313
Total revenue reportable segments	41,402	42,121	39,514
Pre-tax income	6,961	6,284	5,499
Revenue year-to-year change (as a percent)	(1.70%)	6.60%	2.00%
Pre-tax income year-to-year change (as a percent)	10.80%	14.30%	0.30%
Pre-tax income margin (as a percent)	16.80%	14.90%	13.90%
Global Business Services
Segment Information
External revenue	18,566	19,284	18,223
Internal revenue	719	797	798
Total revenue reportable segments	19,286	20,081	19,021
Pre-tax income	2,983	3,006	2,546
Revenue year-to-year change (as a percent)	(4.00%)	5.60%	2.60%
Pre-tax income year-to-year change (as a percent)	(0.80%)	18.10%	1.80%
Pre-tax income margin (as a percent)	15.50%	15.00%	13.40%
Software
Segment Information
External revenue	25,448	24,944	22,485
Internal revenue	3,274	3,276	2,950
Total revenue reportable segments	28,722	28,219	25,436
Pre-tax income	10,810	9,970	9,466
Revenue year-to-year change (as a percent)	1.80%	10.90%	5.70%
Pre-tax income year-to-year change (as a percent)	8.40%	5.30%	13.80%
Pre-tax income margin (as a percent)	37.60%	35.30%	37.20%
Systems and Technology
Segment Information
External revenue	17,667	18,985	17,973
Internal revenue	676	838	804
Total revenue reportable segments	18,343	19,823	18,777
Pre-tax income	1,227	1,633	1,456
Revenue year-to-year change (as a percent)	(7.50%)	5.60%	9.80%
Pre-tax income year-to-year change (as a percent)	(24.90%)	12.20%	12.10%
Pre-tax income margin (as a percent)	6.70%	8.20%	7.80%
Global Financing
Segment Information
External revenue	2,013	2,102	2,238
Internal revenue	2,060	2,092	1,842
Total revenue reportable segments	4,073	4,195	4,080
Pre-tax income	$ 2,034	$ 2,011	$ 1,956
Revenue year-to-year change (as a percent)	(2.90%)	2.80%	0.10%
Pre-tax income year-to-year change (as a percent)	1.10%	2.80%	13.50%
Pre-tax income margin (as a percent)	49.90%	47.90%	48.00%

Segment Information (Details 2) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenue
Revenue	$ 104,507	$ 106,916	$ 99,870	[1]
Total reportable segment
Revenue
Revenue	111,826	114,440	106,827
Other revenue adjustments
Revenue
Revenue	577	722	750
Elimination of internal transactions
Revenue
Revenue	$ (7,896)	$ (8,246)	$ (7,707)

[1]	Amounts may not add due to rounding.

Segment Information (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Pre-tax Income
Pre-tax income	$ 21,902	$ 21,003	$ 19,723
Total reportable segment
Pre-tax Income
Pre-tax income	24,015	22,904	20,923
Unallocated to segments
Pre-tax Income
Amortization of acquired intangible assets	(703)	(629)	(512)
Acquisition-related charges	(36)	(46)	(46)
Non-operating retirement-related (costs)/income	(538)	72	414
Unallocated corporate amounts	361	(56)	(98)
Elimination of internal transactions
Pre-tax Income
Pre-tax income	$ (1,197)	$ (1,243)	$ (957)

Segment Information (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Segment Information
Assets	$ 119,213	[1]	$ 116,433	$ 113,452
Interest expense	459		411	368
Total segments
Segment Information
Assets	97,310		91,557	89,292
Depreciation/amortization of intangibles	4,470		4,739	4,900
Capital expenditures/investments in intangibles	4,233		4,325	4,434
Interest income	1,942		2,139	2,116
Interest expense	410		538	548
Global Technology Services
Segment Information
Assets	15,884		15,475	15,560
Depreciation/amortization of intangibles	1,597		1,713	1,632
Capital expenditures/investments in intangibles	1,760		1,838	1,511
Global Business Services
Segment Information
Assets	8,022		8,078	8,007
Depreciation/amortization of intangibles	75		83	75
Capital expenditures/investments in intangibles	42		56	52
Software
Segment Information
Assets	26,291		23,926	22,625
Depreciation/amortization of intangibles	1,157		1,062	992
Capital expenditures/investments in intangibles	618		469	463
Systems and Technology
Segment Information
Assets	8,232		7,649	7,287
Depreciation/amortization of intangibles	786		737	784
Capital expenditures/investments in intangibles	1,106		1,032	1,163
Global Financing
Segment Information
Assets	38,882		36,427	35,813
Depreciation/amortization of intangibles	853		1,145	1,417
Capital expenditures/investments in intangibles	708		930	1,246
Interest income	1,942		2,139	2,116
Interest expense	$ 410		$ 538	$ 548

[1]	Amounts may not add due to rounding.

Segment Information (Details 5) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010
Segment Reporting, Asset Reconciling Item
Assets	$ 119,213	[1]	$ 116,433	$ 113,452
Unallocated amounts
Deferred tax assets	11,428		10,916
Plant, other property and equipment	13,996		13,883
Pension assets	945		2,843
Total segments
Segment Reporting, Asset Reconciling Item
Assets	97,310		91,557	89,292
Elimination of internal transactions
Segment Reporting, Asset Reconciling Item
Assets	(4,943)		(5,407)	(5,515)
Unallocated to segments
Unallocated amounts
Cash and marketable securities	9,779		10,575	10,113
Notes and accounts receivable	3,769		3,526	3,762
Deferred tax assets	5,194		4,865	4,494
Plant, other property and equipment	2,555		2,918	3,067
Pension assets	945		2,837	3,060
Other	$ 4,604		$ 5,562	$ 5,178

[1]	Amounts may not add due to rounding.

Segment Information (Details 6) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Information
Revenue	$ 104,507	$ 106,916	$ 99,870	[1]
Net Plant, Property and Equipment	13,996	13,883
Revenue | Major Client
Segment Information
Percentage required for qualification as major customer or major geographic category	10.00%
Revenue | Geographic Information
Segment Information
Percentage required for qualification as major customer or major geographic category	10.00%
United States | Geographic Information
Segment Information
Revenue	36,270	37,041	35,581
Japan | Geographic Information
Segment Information
Revenue	10,697	10,968	10,701
Other countries | Geographic Information
Segment Information
Revenue	57,540	58,906	53,589
Plant and Other Property
Segment Information
Net Plant, Property and Equipment	12,854	12,457	12,432
Plant and Other Property | United States | Geographic Information
Segment Information
Net Plant, Property and Equipment	6,555	6,271	6,134
Plant and Other Property | Other countries | Geographic Information
Segment Information
Net Plant, Property and Equipment	$ 6,299	$ 6,186	$ 6,298

[1]	Amounts may not add due to rounding.

Segment Information (Details 7) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Global Technology Services
Segment Information
External revenue	$ 40,236	$ 40,879	$ 38,201
Global Technology Services | Services
Segment Information
External revenue	31,161	31,746	29,367
Global Technology Services | Maintenance
Segment Information
External revenue	7,343	7,515	7,250
Global Technology Services | Systems
Segment Information
External revenue	1,574	1,478	1,409
Global Technology Services | Software
Segment Information
External revenue	159	140	175
Global Business Services
Segment Information
External revenue	18,566	19,284	18,223
Global Business Services | Services
Segment Information
External revenue	18,216	18,956	17,858
Global Business Services | Systems
Segment Information
External revenue	142	118	129
Global Business Services | Software
Segment Information
External revenue	208	211	236
Software
Segment Information
External revenue	25,448	24,944	22,485
Software | Services
Segment Information
External revenue	2,304	2,022	1,603
Software | Software
Segment Information
External revenue	23,144	22,921	20,882
Systems and Technology
Segment Information
External revenue	17,667	18,985	17,973
Systems and Technology | Servers
Segment Information
External revenue	11,980	12,362	11,619
Systems and Technology | Storage
Segment Information
External revenue	3,411	3,619	3,420
Systems and Technology | Microelectronics OEM
Segment Information
External revenue	1,572	1,975	1,938
Systems and Technology | Retail Store Solutions
Segment Information
External revenue	357	753	674
Systems and Technology | Microelectronics Services
Segment Information
External revenue	346	277	321
Global Financing
Segment Information
External revenue	2,013	2,102	2,238
Global Financing | Financing
Segment Information
External revenue	1,471	1,612	1,580
Global Financing | Used Equipment Sales
Segment Information
External revenue	$ 542	$ 490	$ 659

Subsequent Events (Details) (Subsequent event, USD $)	0 Months Ended	3 Months Ended	0 Months Ended
	Jan. 29, 2013	Mar. 31, 2013	Feb. 05, 2013 Fixed-rate bonds with 1.25 percent coupon rate	Feb. 05, 2013 LIBOR
Subsequent events:
Tax benefit effect due to change in tax laws		$ 135,000,000
Dividend declared (in dollars per share)	$ 0.85
Dividend declared, date	Jan 29, 2013
Dividend payable, date	Mar 9, 2013
Shareholders of record, date	Feb 8, 2013
Bonds issued			$ 1,000,000,000	$ 1,000,000,000
Maturity term			5 years	2 years
Debt instrument, interest rate (as a percent)			1.25%
Reference rate				LIBOR
Interest rate margin (as a percent)				(0.02%)

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance For Doubtful Accounts, Current
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	$ 578	$ 676	$ 669
Additions, charged to expense and cost accounts	41	90	49
Writeoffs	(45)	(154)	(146)
Other	(15)	(34)	104
Balance at the End of the Period	560	578	676
Allowance For Doubtful Accounts, Noncurrent
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	38	58	100
Additions, charged to expense and cost accounts	10	1	(12)
Writeoffs	0	(17)	(29)
Other	17	(3)	(1)
Balance at the End of the Period	66	38	58
Allowance For Inventory Losses
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	625	674	679
Additions, charged to expense and cost accounts	294	230	254
Writeoffs	(240)	(279)	(285)
Other	(28)	1	26
Balance at the End of the Period	652	625	674
Revenue Based Provisions
Movement in Valuation and Qualifying Accounts and Reserves
Balance at the Beginning of the Period	861	888	871
Additions, charged to revenue accounts	3,228	3,157	3,234
Writeoffs	(3,345)	(3,132)	(3,216)
Other	33	(51)	(1)
Balance at the End of the Period	$ 777	$ 861	$ 888